                              METLIFE VARIABLE LIFE

                            APRIL 30, 2007 PROSPECTUS
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                            ISSUED TO INDIVIDUALS BY:
 METLIFE INSURANCE COMPANY OF CONNECTICUT -- METLIFE OF CT FUND UL FOR VARIABLE
                                 LIFE INSURANCE
                                       OR
 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT -- METLIFE OF CT FUND UL II FOR
                                  VARIABLE LIFE
                                    INSURANCE

This prospectus describes information you should know before you purchase MetLife Variable Life, a flexible premium variable life insurance policy issued by MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. MetLife Life and Annuity Company of Connecticut does not solicit or issue insurance products in the state of New York. Refer to the first page of your Policy for the name of your issuing company. The issuing company is referred to in this prospectus as the Company. Please be aware that this is a prospectus, which highlights many Policy provisions and communicates the Policy's primary features. The language of the Policy itself determines your rights and obligations under the Policy. Please keep this prospectus for future reference.

You can build Cash Value by investing in a variety of INVESTMENT OPTIONS, which, in turn, invest in professionally managed Mutual Funds (THE "FUNDS" listed below). A fixed rate option (THE "FIXED ACCOUNT") is also available. Except for amounts in the Fixed Account, the value of your Policy will vary based on the performance of the Funds you select. The following Funds are available for Policies purchased on or after April 30, 2007:




AMERICAN FUNDS INSURANCE SERIES -- CLASS 2         Met/AIM Small Cap Growth Portfolio -- Class
  American Funds Global Growth Fund                   A
  American Funds Growth Fund                       MFS(R) Value Portfolio -- Class A
  American Funds Growth-Income Fund                Neuberger Berman Real Estate
DREYFUS VARIABLE INVESTMENT FUND -- INITIAL           Portfolio -- Class A
  SHARES                                           PIMCO Inflation Protected Bond
  Dreyfus Variable Investment Fund                    Portfolio -- Class A
     Appreciation Portfolio                        Pioneer Fund Portfolio -- Class A
  Dreyfus Variable Investment Fund Developing      Pioneer Strategic Income Portfolio -- Class
     Leaders Portfolio                                A
FIDELITY(R) VARIABLE INSURANCE PRODUCTS            Third Avenue Small Cap Value
  VIP Contrafund(R) Portfolio -- Service              Portfolio -- Class B
     Class                                       METROPOLITAN SERIES FUND, INC.
  VIP Mid Cap Portfolio -- Service Class 2         BlackRock Aggressive Growth
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS        Portfolio -- Class D
  TRUST -- CLASS 2                                 BlackRock Money Market Portfolio -- Class A
  Templeton Developing Markets Securities          FI Large Cap Portfolio -- Class A
     Fund                                          FI Value Leaders Portfolio -- Class D
  Templeton Foreign Securities Fund                MetLife Aggressive Allocation
GOLDMAN SACHS VARIABLE INSURANCE TRUST                Portfolio -- Class B
  Goldman Sachs Capital Growth Fund                MetLife Conservative Allocation
JANUS ASPEN SERIES -- SERVICE SHARES                  Portfolio -- Class B
  Mid Cap Growth Portfolio                         MetLife Conservative to Moderate Allocation
LEGG MASON PARTNERS VARIABLE EQUITY TRUST             Portfolio -- Class B
  Legg Mason Partners Variable Aggressive          MetLife Moderate Allocation
     Growth Portfolio -- Class I                      Portfolio -- Class B
  Legg Mason Partners Variable Capital and         MetLife Moderate to Aggressive Allocation
     Income Portfolio -- Class II                     Portfolio -- Class B
  Legg Mason Partners Variable Equity Index        MFS(R) Total Return Portfolio -- Class F
     Portfolio -- Class I                          Russell 2000(R) Index Portfolio -- Class A
  Legg Mason Partners Variable Fundamental         T. Rowe Price Large Cap Growth
     Value Portfolio -- Class I                       Portfolio -- Class B
  Legg Mason Partners Variable Large Cap           Western Asset Management U.S. Government
     Growth Portfolio -- Class I                      Portfolio -- Class A
  Legg Mason Partners Variable Multiple          PIMCO VARIABLE INSURANCE
     Discipline Portfolio -- All Cap               TRUST -- ADMINISTRATIVE CLASS
  Growth and Value Portfolio                       Total Return Portfolio
LEGG MASON PARTNERS VARIABLE INCOME TRUST        PIONEER VARIABLE CONTRACTS TRUST -- CLASS II
  Legg Mason Partners Variable High Income         Pioneer Mid Cap Value VCT Portfolio
     Portfolio                                   THE MERGER FUND VL
MET INVESTORS SERIES TRUST                         The Merger Fund VL
  Janus Forty Portfolio -- Class A               VAN KAMPEN LIFE INVESTMENT TRUST -- CLASS II
  Legg Mason Partners Managed Assets               Comstock Portfolio
     Portfolio -- Class A                        VANGUARD VARIABLE INSURANCE FUND
  Lord Abbett Bond Debenture                       Mid-Cap Index Portfolio
     Portfolio -- Class A                          Total Stock Market Index Portfolio
  Lord Abbett Growth and Income
     Portfolio -- Class B
  Met/AIM Capital Appreciation
     Portfolio -- Class A


Certain Funds have been subject to a merger, substitution or other change. Please see Appendix B "Additional Information Regarding Funds" for more information.

To learn more about the Policy you can request a copy of the Statement of Additional Information ("SAI") dated April 30, 2007. We filed the SAI with the Securities and Exchange Commission ("SEC"), and it is incorporated by reference into this prospectus. To request a copy, write to us at One Cityplace, 185 Asylum Street 3CP, Hartford, Connecticut 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY. REPLACING ANY EXISTING LIFE INSURANCE POLICY WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

                                TABLE OF CONTENTS




SUMMARY OF PRINCIPAL POLICY BENEFITS AND
  RISKS.................................      3
Policy Summary..........................      3
Principal Policy Benefits...............      3
Principal Policy Risks..................      5
Fund Company Risks......................      6
FEE TABLES..............................      7
Transaction Fees........................      7
Periodic Charges other than Fund
  Operating Expenses....................      8
Charges for Optional Riders.............     10
Fund Charges and Expenses...............     13
DESCRIPTION OF THE COMPANIES, SEPARATE
  ACCOUNTS AND FUNDS....................     17
The Insurance Companies.................     17
The Separate Accounts and Their
  Investment Options....................     17
The Funds...............................     18
Voting Rights...........................     24
Conflicts of Interest...................     24
The Fixed Account.......................     24
POLICY CHARGES AND DEDUCTIONS...........     25
Charges Against Premium.................     25
Charges Against Cash Value..............     26
Charges Against the Separate Account....     27
Fund Charges............................     27
Modification, Reserved Rights and Other
  Charges...............................     27
POLICY DESCRIPTION......................     28
Similar Policy Availability.............     28
Applying for a Policy...................     28
When Coverage Begins....................     29
Right to Cancel.........................     29
Tax Free 'Section 1035' Exchanges.......     29
Ownership/Policy Rights.................     30
PREMIUMS................................     31
Amount, Frequency and Duration of
  Premium Payments......................     31
Allocation of Premium Payments..........     32
VALUES UNDER YOUR POLICY................     32
Cash Value..............................     32
Investment Option Valuation.............     32
Fixed Account Valuation.................     33
Loan Account Valuation..................     34
TRANSFERS...............................     34
Transfers of Cash Value.................     34
Transfer of Cash Value from the Fixed
  Account to the Investment Options.....     36
Transfer of Cash Value from the
  Investment Options to the Fixed
  Account...............................     36
Telephone Transfers.....................     36
Dollar-Cost Averaging (DCA Program).....     36
Portfolio Rebalancing...................     37
DEATH BENEFIT...........................     37
Death Benefit Examples..................     38
Changing the Death Benefit Option.......     39
Paying the Death Benefit and Payment
  Options...............................     39
BENEFITS AT MATURITY....................     40
OTHER BENEFITS..........................     40
Exchange Option.........................     40
Riders (Supplemental Insurance
  Benefits).............................     40
POLICY SURRENDERS.......................     42
Full Surrender..........................     42
Partial Surrender.......................     42
POLICY LOANS............................     42
Loan Conditions.........................     42
Effects of Loans........................     43
LAPSE AND REINSTATEMENT.................     44
Lapse...................................     44
Grace Period............................     44
Lapse Protection Guarantee Rider........     44
Lapse Protection Guarantee Rider (20
  year).................................     44
Reinstatement...........................     45
FEDERAL TAX CONSIDERATIONS..............     45
Potential Benefits of Life Insurance....     45
Tax Status of the Policy................     46
Tax Treatment of Policy Benefits........     46
OTHER TAX CONSIDERATIONS................     49
Insurable Interest......................     49
The Company's Income Taxes..............     49
Alternative Minimum Tax.................     50
DISTRIBUTION & COMPENSATION.............     50
Distribution............................     50
Compensation............................     50
OTHER POLICY INFORMATION................     52
Valuation and Payment...................     52
Suspension of Valuation and Postponement
  of Payment............................     52
Policy Statements.......................     53
Limits on Right to Contest and Suicide
  Exclusion.............................     53
Misstatement as to Sex and Age..........     53
Policy Changes..........................     53
Emergency Procedure.....................
Restrictions on Financial Transactions..     54
LEGAL PROCEEDINGS.......................     54
FINANCIAL STATEMENTS....................     54
APPENDIX A: GLOSSARY OF TERMS USED
  THROUGHOUT THIS PROSPECTUS............    A-1
APPENDIX B: ADDITIONAL INFORMATION
  REGARDING FUNDS.......................    B-1
APPENDIX C: SURRENDER PENALTIES FOR ALL
  POLICIES EXCEPT THOSE ISSUED IN NEW
  YORK..................................    C-1
APPENDIX D: SURRENDER PENALTIES FOR ALL
  POLICIES ISSUED IN NEW YORK...........    D-1
APPENDIX E: ILLUSTRATIONS...............    E-1

                 SUMMARY OF PRINCIPAL POLICY BENEFITS AND RISKS

This section provides a SUMMARY of the Policy and the principal policy benefits and risks. YOU SHOULD READ THE ENTIRE PROSPECTUS BEFORE PURCHASING THE POLICY. IMPORTANT DETAILS REGARDING THE POLICY ARE CONTAINED IN OTHER SECTIONS OF THIS PROSPECTUS. SOME POLICY FEATURES MAY NOT BE AVAILABLE IN SOME STATES AND THERE MAY BE VARIATIONS IN YOUR POLICY FROM DESCRIPTIONS CONTAINED IN THIS PROSPECTUS BECAUSE OF DIFFERENCES IN STATE LAW THAT AFFECT THE POLICIES. We use certain terms throughout this prospectus, which are defined in APPENDIX A.

As a LIFE INSURANCE POLICY, the Policy is a contract between you and the Company. The Policy is designed to provide insurance protection on the life of an individual and to build Cash Value. You agree to make sufficient Premium Payments to the Company and the Company agrees to pay a Death Benefit to your Beneficiary after the death of the Named Insured (Insured). Premium Payments are flexible in both frequency and amount.

                                 POLICY SUMMARY

MetLife Variable Life is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with Death Benefits, Cash Values, and other features traditionally associated with life insurance. To provide these benefits to you, we deduct amounts from your Premium Payments and Policy assets to pay insurance costs, sales and Policy expenses. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase and decrease based on the performance of the Investment Options you select.

                            PRINCIPAL POLICY BENEFITS

     -    Death Benefit

          We will pay your Beneficiary a Death Benefit after the death of the Insured while this Policy is in effect. There are two primary amounts involved in determining the Death Benefit under this Policy. First, when you apply for your Policy you will state the amount of life insurance coverage (THE STATED AMOUNT) that you wish to purchase on the Insured. Second, for a Policy to qualify as life insurance under federal tax law, it must provide a minimum amount of insurance in relation to the Cash Value of your Policy (THE MINIMUM AMOUNT INSURED). Generally, the Cash Value of your Policy is the sum of the values in the Investment Options and the Fixed Account, plus your Loan Account Value.

          In addition to choosing the Stated Amount, you must also choose a Death Benefit option. There are two Death Benefit options available:

          - OPTION 1 -- LEVEL OPTION: the Death Benefit will be the greater of (i) the Stated Amount or (ii) the Minimum Amount Insured.

          - OPTION 2 -- VARIABLE OPTION: the Death Benefit will be the greater of (i) the Stated Amount plus the Cash Value of the Policy or (ii) the Minimum Amount Insured.

          The Death Benefit may be increased or decreased by changes in the Stated Amount, surrenders, outstanding loans and charges or by certain Riders.

     -    Policy Surrenders (Withdrawals)

          You may withdraw some or all of your money from your Policy (minus any applicable charges and fees).

     -    Policy Loans

          You may borrow against your Policy using your Policy as collateral.

     -    The Investment Options and the Corresponding Funds

          You may select from a wide variety of Investment Options. Each Investment Option invests directly in a professionally managed Fund. You may transfer Cash Value among any of the Investment Options and the Fixed Account while continuing to defer current income taxes.

     -    The Fixed Account

          You may allocate Premium Payments and transfer Cash Value to the Fixed Account. The Fixed Account is credited interest at an effective annual rate guaranteed to be at least 3%. Transfers of Cash Value into or out of the Fixed Account are permitted subject to certain restrictions.

     -    Flexible Premium Payments

          After you make the initial Premium Payment, you may choose the amount and frequency of future Premium Payments, within certain limits.

     -    Payment Options

          You or your Beneficiary can choose from a variety of fixed and variable Payment Options (e.g., lump sum or various periodic payments) to receive the Policy Proceeds.

     -    Tax-Free Death Benefit

          Your Beneficiary may receive the Death Benefit free of income tax, and with properly structured ownership you can also avoid estate tax on the Death Benefit.

     -    Right to Cancel Period

          We urge you to examine your Policy closely. When you receive your Policy, the Right to Cancel Period begins. This period is at least ten
          (10) days, or more if required by state law. If, for any reason, you are not satisfied, you may return the Policy to us during the Right to Cancel Period for a refund.

     -    Dollar-Cost Averaging

          Under this program, you invest the same amount of money at regular intervals, so you are buying more units when the market is down and fewer units when the market is high. The potential benefit is to lower your average cost per unit.

     -    Portfolio Rebalancing

          This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to automatically reallocate values in your Policy periodically to help keep your investments properly aligned with your investment strategy.

     -    Exchange Option

          During the first two Policy Years you can exchange this Policy for a form of non-variable permanent individual life insurance.

     -    Personalized Illustrations

          You may request personalized illustrations for the Policy that reflect your age, sex, underwriting classification, the specified insurance benefits and the premium requested. These hypothetical illustrations may help you to understand how the Cash Value and Death Benefit can change over time and how the investment performance of the Funds impact the Cash Value and the Death Benefit. The illustrations may also help you compare the Policy to other life insurance policies. Personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or Cash Value.

     -    Riders (Supplemental Insurance Benefits)

          You may add additional insurance to your Policy by Rider. A number of different riders are available, ranging from a Cost of Living Adjustment Rider to a Lapse Protection Guarantee Rider. Please see "Other Benefits" for descriptions of all the riders.

                             PRINCIPAL POLICY RISKS

     -    Poor Fund Performance (Investment Risk)

          The value of your Policy is tied to the investment performance of the Funds and allocation percentages you choose. If those Funds perform poorly, the value of your Policy will decrease. Since we continue to deduct charges from the Cash Value, if investment results are too low, the Cash Surrender Value of your Policy may fall to zero, even if you send us your premium payments as illustrated. In that case, the Policy will, after a grace period, terminate without value and insurance coverage will no longer be in effect.

     -    Tax Risks

          We believe, but do not guarantee, that the Policy should be considered a life insurance policy under federal tax law. If the Policy was determined not to be a life insurance policy for federal tax purposes, you may be considered to be in constructive receipt of Policy Value, with adverse tax consequences, and all or a part of the proceeds paid under the Policy may be taxable to the Beneficiary. There is also a possibility that even if your Policy is treated as life insurance for federal tax purposes, it could be treated as a modified endowment contract (MEC) under federal tax laws (usually if your Premium payments in the first seven policy years or less exceed certain limits). If your Policy is a MEC, partial surrenders, collateral assignments and Policy loans could incur taxes, and any distributions or deemed distributions could incur the additional 10% tax on early withdrawals.

     -    Policy Lapse

          There is a risk that if partial surrenders, loans, and monthly deductions reduce your Cash Surrender Value to too low an amount and/or if the investment experience of your selected Investment Options is unfavorable, then your Policy could lapse. If your Policy lapses, then the Policy and all rights and benefits under it will terminate.

     -    Policy Withdrawal Limitations

          Full and Partial surrenders may be subject to a surrender charge. The minimum partial surrender amount is $500. Surrenders will reduce the Death Benefit, the Amount Insured and the Cash Value of the Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

     -    Effects of Policy Loans

          A Policy loan, whether or not repaid, will affect your Policy's Cash Value over time because we transfer the amount of the loan from the Investment Options and the Fixed Account to the Loan Account and hold it as collateral. As a result, the loan collateral does not participate in the investment results of the Investment Options or the interest credited to the Fixed Account. A Policy loan also reduces the Death Benefit proceeds and could make it more likely that a Policy will lapse.

     -    Credit Risk

          The Death Benefit guarantees, rider guarantees and the Fixed Account obligations depend on the Company's financial ability to fulfill their obligations. You should review the Company's financial statements, which are available upon request and are attached to the Statement of Additional Information.

     -    Policy is not Suited for Short-Term Investment

          We designed the Policy to meet long-term financial goals. You should not purchase this Policy to meet any short-term investment goals or if you think you will surrender all or part of your Policy in the short-term.

     -    Increase in Current Fees and Expenses

          Certain Policy fees and expenses are currently charged at less than their maximum amounts. We may increase these current fees and expenses up to the guaranteed maximum levels.

                               FUND COMPANY RISKS

     - A comprehensive discussion of the risks of each Fund may be found in each Fund Company's prospectus.

     - Each Fund has its own goal, investment objective and investment strategies that affect the risks associated with investing in that Fund.

          A Fund always carries investment risks although some types carry more risk than others. Generally, the higher the potential return, the higher the risk of loss. Before you decide which Funds to choose, you should consider whether the goals and risks of a Fund are a good fit for your investment plan.

          There is no assurance that any of the Funds will achieve their stated investment objective.

                                   FEE TABLES

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time you buy the Policy or surrender the Policy. The tables disclose the Maximum Guaranteed Charge, the Current Charge and, where the amount of a charge depends on the Insured's characteristics, such as age or rating classification, the charge for a Sample Insured.

                                TRANSACTION FEES


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Front-End Sales Charge   Upon receipt of each     Current Charge:          1.50% of each Premium Payment
on Stated Amounts

                         ----------------------------------------------------------------------------------------
                         Premium Payment          GUARANTEED CHARGE:       1.50% OF EACH PREMIUM PAYMENT

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Premium Tax Charge       Upon receipt of each     Current Charge:          2.25% of each Premium Payment

                         ----------------------------------------------------------------------------------------
                         Premium Payment          GUARANTEED CHARGE:       2.25% OF EACH PREMIUM PAYMENT

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Federal Deferred         Upon receipt of each     Current Charge:          1.25% of each Premium Payment
Acquisition Cost

                         ----------------------------------------------------------------------------------------
Charge                   Premium Payment          GUARANTEED CHARGE:       1.25% OF EACH PREMIUM PAYMENT

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Surrender Charge(1)      When you fully or        Current Charge:          Rates per $1000 of Stated Amount for
(decreases over a 10-    partially surrender                               First Year of Coverage:
year period -- see       your Policy within the                            Minimum: $2.04(2)
Appendix B and Appendix  first ten (10) Policy                             Maximum: $25.40(3)
C)                       Years and for the first
                         ten (10) Policy Years
                         after an increase in
                         Stated Amount

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF STATED AMOUNT FOR
                                                                           FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $2.04(2)
                                                                           MAXIMUM: $25.40(3)

                         ----------------------------------------------------------------------------------------
                         MetLife Insurance        Sample Charge for a 40-  Rates per $1000 of Stated Amount for
                         Company of Connecticut   year-old male, non-      First Year of Coverage:
                                                  smoker, preferred risk   Current: $5.69(4)
                                                  class, with death        Guaranteed: $5.69(4)
                                                  benefit option 1 and a
                                                  $430,000 face amount:

                         ----------------------------------------------------------------------------------------
                         MetLife Life and         Sample Charge for a 45-  Rates per $1000 of Stated Amount for
                         Annuity Company of       year-old male, non-      First Year of Coverage:
                         Connecticut              smoker, preferred risk   Current: $7.18(4)
                                                  class, with death        Guaranteed: $7.18(4)
                                                  benefit option 1 and a
                                                  $400,000 face amount:

                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Decrease of Stated       When a decrease in       Current Charge:          Rates per $1000 of decrease in Stated
Amount(1) (decreases     Stated Amount is                                  Amount for the First Year of
over a 10-year           requested                                         Coverage:
period -- see Appendix                                                     Minimum: $2.04(2)
B and Appendix C)                                                          Maximum: $25.40(3)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF DECREASE IN STATED
                                                                           AMOUNT FOR FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $2.04(2)
                                                                           MAXIMUM: $25.40(3)

                         ----------------------------------------------------------------------------------------
                         MetLife Insurance        Sample Charge for a 40-  Rates per $1000 of Stated Amount for
                         Company of Connecticut   year-old male, non-      First Year of Coverage:
                                                  smoker, preferred risk   Current: 5.69(4)
                                                  class, with death        Guaranteed: 5.69(4)
                                                  benefit option 1 and a
                                                  $430,000 face amount:

                         ----------------------------------------------------------------------------------------
                         MetLife Life and         Sample Charge for a 45-  Rates per $1000 of Stated Amount for
                         Annuity Company of       year-old male, non-      First Year of Coverage:
                         Connecticut              smoker, preferred risk   Current: $7.18(4)
                                                  class, with death        Guaranteed: $7.18(4)
                                                  benefit option 1 and a
                                                  $400,000 face amount:

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


---------
(1) Current and Guaranteed charges may vary in certain states but will not exceed the Guaranteed charges shown above. The rates vary depending on the age, gender, policy duration and the amount of insurance coverage. These rates may not be representative of the charge that a particular policy owner would pay. To obtain information on the charges that would apply to you, please contact your agent or registered representative.
(2) Sample charge for any insured less than a year old regardless of sex, risk class or underwriting.
(3) Sample charge for any insured age 85-years old regardless of sex, risk class or underwriting.
(4) The representative insured may differ between the companies due to differences in the individual characteristics of the owners of each company's policies.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund expenses.

               PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Cost of Insurance        Monthly on the           Current Charge:          Rates per $1000 of Net Amount At Risk
Charge (COI(1))          Deduction Date                                    for the First Year of Coverage:
                                                                           Minimum: $0.0571(2)
                                                                           Maximum: $57.8023(3)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       RATES PER $1000 OF NET AMOUNT AT RISK
                                                                           FOR FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0571(2)
                                                                           MAXIMUM: $77.1471(3)

                         ----------------------------------------------------------------------------------------
                         MetLife Insurance        Sample Charge for a 40-  Rates per $1000 of Net Amount At Risk
                         Company of Connecticut   year-old male, non-      for First Year of Coverage:
                                                  smoker, preferred risk   Current: $0.1745
                                                  class, with death        Guaranteed: $0.2634
                                                  benefit option 1 and a
                                                  $430,000 face amount:

                         ----------------------------------------------------------------------------------------
                         MetLife Life and         Sample Charge for a 45-  Rates per $1000 of Net Amount At Risk
                         Annuity Company of       year-old male, non-      for First Year of Coverage:
                         Connecticut              smoker, preferred risk   Current: $0.2333
                                                  class, with death        Guaranteed: $0.3956
                                                  benefit option 1 and a
                                                  $400,000 face amount:

                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Policy Administrative    Monthly from Cash Value  Current Charge:          Monthly Rate per $1000 of Initial
Expense Charges (2       for the first three (3)                           Stated Amount for the first three
parts)                   Policy Years on the                               years of coverage or for the three
                         Deduction Date and for                            years following an increase in Stated
                         three (3) Policy Years                            Amount:
                         after an increase in                              Minimum: $0.08(4)
                         Stated Amount.                                    Maximum: $0.15(5)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       MONTHLY RATE PER $1000 OF INITIAL
                                                                           STATED AMOUNT FOR THE FIRST THREE
                                                                           YEARS OF COVERAGE OR FOR THE THREE
                                                                           YEARS FOLLOWING AN INCREASE IN STATED
                                                                           AMOUNT:
                                                                           MINIMUM: $0.08(4)
                                                                           MAXIMUM: $0.15(5)

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for a 40-  Monthly Rate per $1000 of Initial
                                                  year-old male, non-      Stated Amount for the first three
                                                  smoker, preferred risk   years of coverage or for the three
                                                  class, with death        years following an increase in Stated
                                                  benefit option 1 and a   Amount:
                                                  $430,000 face amount:    Current: $0.08
                                                                           Guaranteed: $0.08

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                         Monthly from Cash Value  Current Charge:          $6.00 monthly charge until the
                         until the Maturity Date                           Maturity Date for Stated Amounts less
                                                                           than $100,000

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       SAME AS CURRENT.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Mortality and Expense    Daily from the unloaned  Current Charge:          0.85% on an annual basis of the
Risk (M&E) Charge(6)     portion of the Cash                               amounts in the Investment Options for
                         Value                                             the first fifteen (15) Policy Years
                                                                           and 0.20% thereafter

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       SAME AS CURRENT.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Policy Loan Cost         Monthly from the Loan    Current Charge:          2.00% on an annual basis on the
                         Account                                           amount loaned for Policy Years 1-15
                                                                           and 1.00% on the amount loaned for
                                                                           Policy Years 16 and later(7)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       SAME AS CURRENT

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


---------
(1) The current cost of insurance charges shown are for a preferred nonsmoker underwriting and risk class while the Guaranteed charges are based on the 1980 Commissioners Standard Ordinary (1980 CSO Tables). Cost of insurance rates generally increase each Policy Year. The cost of insurance rates listed do not reflect the addition of any "flat extras". Flat extras account for adverse risks that, if applied, would increase the cost-of-insurance rates shown above.
(2)   Sample charge for a 9-year-old female with death benefit option 1.
(3) Sample charge for an 85-year-old male, smoker, Table 10, with death benefit option 1.
(4) Sample charge for any insured with an issue age less than 47 years old regardless of sex, risk class or underwriting.
(5) Sample charge for any insured with issue ages between 60-85 years old (inclusive) regardless of sex, risk class or underwriting.
(6) We are waiving amounts of the Mortality and Expense Risk Charge for Investment Options investing in certain of the Funds as follows: 0.15% for the Investment Option investing in the Western Asset Management U.S. Government Portfolio (Class A) of the Metropolitan Series Fund, Inc.; an amount equal to the Fund expenses that are in excess of 0.65% for the Investment Option investing in the PIMCO Inflation Protected Bond Portfolio (Class A) of the Met Investors Series Trust; an amount equal to the Fund expenses that are in excess of 0.265% for the Investment Option investing in the MetLife Stock Index Portfolio (Class A) of the Metropolitan Series Fund, Inc.; an amount equal to the Fund expenses that are in excess of 1.10% for the Investment Option investing in the Third Avenue Small Cap Value Portfolio (Class B) of the Met Investors Series Trust; and an amount equal to the Fund expenses that are in excess of 1.18% for the Investment Option investing in the MFS(R) Research International Portfolio (Class B) of the Met Investors Series Trust.
(7) The Policy Loan Cost reflects the difference between the loan interest rate charged and the loan interest rate credited. The amount shown assumes that loan interest has been capitalized rather than paid in cash. (See "POLICY LOANS -- Loan Conditions" for more information.)

                           CHARGES FOR OPTIONAL RIDERS


                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED



-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Accidental Death         Monthly from the         Current Charge:          Monthly Rate per $1000 of Term
Benefit Rider #          unloaned portion of the                           Amount:
                         Cash Value on the                                 Minimum: $0.0792(3)
                         Deduction Date                                    Maximum: $0.1540(4)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       MONTHLY RATE PER $1000 OF TERM
                                                                           AMOUNT:
                                                                           MINIMUM: $0.0792(3)
                                                                           MAXIMUM: $0.1540(4)

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for a 45-  Monthly Rate per $1000 of Term
                                                  year-old male, non-      Amount:
                                                  smoker, elite risk       Current: $0.1056
                                                  class, with death        Guaranteed: $0.1056
                                                  benefit option 1 and a
                                                  $150,000 face amount:

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Accelerated Death                                 Current Charge:          $150 one time processing fee
Benefit Rider

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       SAME AS CURRENT.

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Child Term Insurance     Monthly from the         Current Charge:          Monthly Rate per $1000 of Child Term
Rider                    unloaned portion of the                           Rider Unit: Without Waiver of
                         Cash Value on the                                 Deduction Amount Coverage Rider:
                         Deduction Date                                    $0.50 With Waiver of Deduction Amount
                                                                           Coverage Rider: $0.52

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       MONTHLY RATE PER $1000 OF CHILD TERM
                                                                           RIDER UNIT: WITHOUT WAIVER OF
                                                                           DEDUCTION AMOUNT COVERAGE RIDER:
                                                                           $0.50 WITH WAIVER OF DEDUCTION AMOUNT
                                                                           COVERAGE RIDER: $0.52

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for an     Monthly Rate per $1000 of Child Term
                                                  10-year-old male with    Rider Unit: Without Waiver of
                                                  $11,000 Child Term       Deduction Amount Coverage Rider
                                                  Rider face amount        $0.50 With Waiver of Deduction Amount
                                                                           Coverage Rider: $0.52

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Cost of Living           Monthly from the         Current Charge:          Monthly Rate per $1000 of Net Amount
Adjustment Rider*        unloaned portion of the                           At Risk for the First Year of
                         Cash Value on the                                 Coverage:
                         Deduction Date                                    Minimum: $0.0571(1)
                                                                           Maximum: $57.8023(2)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       MONTHLY RATE PER $1000 OF NET AMOUNT
                                                                           AT RISK THE FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0571(1)
                                                                           MAXIMUM: $77.1471(2)

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for a 55-  Monthly Rate per $1000 of Net Amount
                                                  year-old male, non-      At Risk the First Year of Coverage:
                                                  smoker, preferred risk   Current: $0.4242
                                                  class, with death        Guaranteed: $0.919
                                                  benefit option 1 and a
                                                  $400,000 face amount:

                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Coverage Extension       Not applicable.          Current Charge:          No Charge
Rider

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Full Surrender Charge    Monthly from the         Current Charge:          $5 monthly for the first five years
Waiver Rider             unloaned portion of the
                         Cash Value on the
                         Deduction Date

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       $5 MONTHLY FOR THE FIRST FIVE YEARS

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Lapse Protection         Not applicable           Current Charge:          No Charge
Guarantee Rider
(lifetime)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Lapse Protection         Monthly from the         Current Charge:          $10 per month
Guarantee Rider (20      unloaned portion of the
year)                    Cash Value on the
                         Deduction Date until
                         the earliest of the
                         first twenty (20)
                         Policy Years or the
                         Maturity

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       $10 PER MONTH

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Maturity Extension       Not applicable           Current Charge:          No Charge
Rider (available only
if Insured's Issue Age
is between 81-85)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       NO CHARGE

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Specified Amount         Monthly from the         Current Charge:          Monthly Rate per $1000 of Specified
Payment Rider            unloaned portion of the                           Amount:
($1 -- Guideline Annual  Cash Value on the                                 Minimum: $0.00322(6)
Premium) (not available  Deduction Date                                    Maximum: $0.01140(7)
in NY)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       MONTHLY RATE PER $1000 OF SPECIFIED
                                                                           AMOUNT:
                                                                           MINIMUM: $0.00322(6)
                                                                           MAXIMUM: $0.01140(7)

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for a 35-  Monthly Rate per $1000 of Specified
                                                  year-old male, non-      Amount:
                                                  smoker, preferred risk   Current: $0.00442
                                                  class, with death        Guaranteed: $0.00442
                                                  benefit option 1 and a
                                                  $2,000 specified
                                                  amount:

                            WHEN WE DEDUCT THE
         CHARGE                   CHARGE                                  AMOUNT DEDUCTED


-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Spouse Term Insurance    Monthly from the         Current Charge:          Monthly Rate per $1000 of Term Amount
Rider++                  unloaned portion of the                           for the First Year of Coverage:
                         Cash Value on the                                 Minimum: $0.0571(1)
                         Deduction Date.                                   Maximum: $57.8023(2)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       MONTHLY RATE PER $1000 OF TERM AMOUNT
                                                                           FOR THE FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0571(1)
                                                                           MAXIMUM: $77.1471(2)

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for a 40-  Monthly Rate per $1000 of Term Amount
                                                  year-old female, non-    for the First Year of Coverage:
                                                  smoker, elite risk       Current: $0.1283
                                                  class, with death        Guaranteed: $0.2111
                                                  benefit option 1 and a
                                                  $150,000 face amount:

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Return of Premium        Monthly from the         Current Charge:          Monthly Rate per $1000 of Net Amount
Rider*                   unloaned portion of the                           At Risk the First Year of Coverage:
                         Cash Value on the                                 Minimum: $0.0571(1)
                         Deduction Date                                    Maximum: $57.8023(2)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       MONTHLY RATE PER $1000 OF NET AMOUNT
                                                                           AT RISK THE FIRST YEAR OF COVERAGE:
                                                                           MINIMUM: $0.0571(1)
                                                                           MAXIMUM: $77.1471(2)

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for a 45-  Monthly Rate per $1000 of Net Amount
                                                  year-old male, non-      At Risk the First Year of Coverage:
                                                  smoker, preferred risk   Current: $0.2333
                                                  class, with death        Guaranteed: $0.3956
                                                  benefit option 1 and a
                                                  $400,000 face amount:

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Waiver of Deduction      Monthly from the         Current Charge:          Monthly Rate per $1000 of Monthly
Amount Rider+++*         unloaned portion of the                           Deduction Amount for the First Year
                         Cash Value on the                                 of Coverage:
                         Deduction Date                                    Minimum: $0.0000(5)
                                                                           Maximum: $0.2587(6)

                         ----------------------------------------------------------------------------------------
                                                  GUARANTEED CHARGE:       MONTHLY RATE PER $1000 OF MONTHLY
                                                                           DEDUCTION AMOUNT FOR THE FIRST YEAR
                                                                           OF COVERAGE:
                                                                           MINIMUM: $0.0000(5)
                                                                           MAXIMUM: $0.2587(6)

                         ----------------------------------------------------------------------------------------
                                                  Sample Charge for a 35-  Monthly Rate per $1000 of Monthly
                                                  year-old male, non-      Deduction Amount for the First Year
                                                  smoker, preferred risk   of Coverage:
                                                  class, with death        Current: $0.0114
                                                  benefit option 1 and a   Guaranteed: $0.0114
                                                  $200,000 face amount:

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


---------
(1) Sample charge for a 9-year-old female preferred plus underwriting class with death benefit option 1.
(2) Sample charge for an 85-year-old male, smoker, Table 10, with death benefit option 1.
(3) Sample charge for any insured with an issue age less than 30 years old regardless of sex, risk class or underwriting.
(4) Sample charge for any insured with issue ages between 60-65 years old (inclusive) regardless of sex, risk class, or underwriting.
(5) Sample charge for any insured with an issue age less than 5 years old regardless of sex, risk class or underwriting. Please note that this Rider is never free. This Rider does not offer any benefits until age 5 so there is no charge until the Insured is age 5.
(6) Sample charge for a 59-year-old smoker regardless of sex, risk class or underwriting.
(7) Sample charge for any male smoker insured with an issue age less than 23 years old regardless of underwriting.
(8) Sample charge for a 59-year-old female nonsmoker regardless of underwriting.
# Minimum benefit amount of $25,000. Maximum limits are $100,000 for issue ages less than 26. Otherwise the maximum limit is $300,000. Rider benefit amount cannot exceed the base stated amount minimum.

+ Minimum benefit amount of $1,000. Maximum limits subject to underwriting. Rider benefit amount is subject to a $100,000 base stated amount minimum. Generally, these rates increase each year.
++ Minimum benefit amount of $50,000. Maximum limits subject to underwriting and cannot exceed the base stated amount. Rider face is subject to a $50,000 base stated amount minimum. Generally, these rates increase each year.
+++   Generally, these rates increase each year.
* There is no charge for the Rider itself, however there is an additional COI cost resulting from the Rider's application.

                            FUND CHARGES AND EXPENSES

The next tables describe the Fund charges and expenses that you will indirectly pay periodically during the time that you own the Policy. The Investment Options purchase shares of the Funds at net asset value. The net asset value already reflects the deduction of each Fund's Total Operating Expenses. Therefore you are indirectly bearing the costs of Fund expenses.

The first table below shows the minimum and maximum fees and expenses, as a percentage of average daily net assets, charged by any of the Funds as of December 31, 2006. The second table shows each Fund's fees and expenses, as a percentage of average daily net assets, as of December 31, 2006, unless otherwise noted. This information was provided by the Funds and we have not independently verified it. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

MINIMUM AND MAXIMUM TOTAL ANNUAL FUND OPERATING EXPENSES


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------


TOTAL ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
  Fund assets, including management fees, distribution and/or service
  (12b-1) fees, and other expenses)                                       0.16%      6.03%


FUND FEES AND EXPENSES
(as a percentage of average daily net assets)


                                                                                                                     NET TOTAL
                                                                                                                      ANNUAL
                                                                                                                     OPERATING
                                                                                                                     EXPENSES
                                            DISTRIBUTION              TOTAL    CONTRACTUAL FEE      NET TOTAL        INCLUDING
                                               AND/OR                 ANNUAL        WAIVER            ANNUAL        UNDERLYING
                                MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE      OPERATING          FUND
FUND:                               FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT       EXPENSES*        EXPENSES*
-----                           ----------  ------------  --------  ---------  ---------------  -----------------  ------------


AMERICAN FUNDS INSURANCE
  SERIES -- CLASS 2
  American Funds Global Growth
     Fund.....................     0.55%        0.25%       0.03%     0.83%           --        0.83%
  American Funds Growth Fund..     0.32%        0.25%       0.02%     0.59%           --        0.59%
  American Funds Growth-Income
     Fund.....................     0.27%        0.25%       0.01%     0.53%           --        0.53%
DREYFUS VARIABLE INVESTMENT
  FUND -- INITIAL SHARES
  Dreyfus Variable Investment
     Fund Appreciation
     Portfolio................     0.75%          --        0.07%     0.82%           --        0.82%
  Dreyfus Variable Investment
     Fund Developing Leaders
     Portfolio................     0.75%          --        0.09%     0.84%           --        0.84%(1)
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  VIP Contrafund(R)
     Portfolio -- Service
     Class....................     0.57%        0.10%       0.09%     0.76%           --        0.76%
  VIP Equity-Income
     Portfolio -- Initial
     Class+...................     0.47%          --        0.10%     0.57%           --        0.57%
  VIP Growth
     Portfolio -- Initial
     Class+...................     0.57%          --        0.11%     0.68%           --        0.68%
  VIP High Income
     Portfolio -- Initial
     Class+...................     0.57%          --        0.14%     0.71%           --        0.71%
  VIP Mid Cap
     Portfolio -- Service
     Class 2..................     0.57%        0.25%       0.11%     0.93%           --        0.93%

                                                                                                                     NET TOTAL
                                                                                                                      ANNUAL
                                                                                                                     OPERATING
                                                                                                                     EXPENSES
                                            DISTRIBUTION              TOTAL    CONTRACTUAL FEE      NET TOTAL        INCLUDING
                                               AND/OR                 ANNUAL        WAIVER            ANNUAL        UNDERLYING
                                MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE      OPERATING          FUND
FUND:                               FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT       EXPENSES*        EXPENSES*
-----                           ----------  ------------  --------  ---------  ---------------  -----------------  ------------

FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS
  TRUST -- CLASS 2
  Franklin Small-Mid Cap
     Growth Securities
     Fund -- Class 2+.........     0.48%        0.25%       0.30%     1.03%         0.01%       1.02%(2)
  Templeton Developing Markets
     Securities Fund -- Class
     2........................     1.23%        0.25%       0.24%     1.72%           --        1.72%
  Templeton Foreign Securities
     Fund -- Class 2..........     0.63%        0.25%       0.18%     1.06%         0.03%       1.03%(2)
GOLDMAN SACHS VARIABLE
  INSURANCE
  TRUST -- INSTITUTIONAL CLASS
  Goldman Sachs Capital Growth
     Fund.....................     0.75%          --        0.10%     0.85%           --        0.85%
JANUS ASPEN SERIES -- SERVICE
  SHARES
  Global Technology
     Portfolio+...............     0.64%        0.25%       0.21%     1.10%           --        1.10%(3)
  Mid Cap Growth Portfolio....     0.64%        0.25%       0.06%     0.95%           --        0.95%
  Worldwide Growth
     Portfolio+...............     0.60%        0.25%       0.05%     0.90%           --        0.90%(4)
LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable
     Aggressive Growth
     Portfolio -- Class I++...     0.75%          --        0.02%     0.77%           --        0.77%
  Legg Mason Partners Variable
     Capital and Income
     Portfolio -- Class II....     0.75%        0.25%       0.06%     1.06%         0.11        0.95%(5)
  Legg Mason Partners Variable
     Equity Index
     Portfolio -- Class I.....     0.31%          --        0.02%     0.33%           --        0.33%
  Legg Mason Partners Variable
     Fundamental Value
     Portfolio -- Class I.....     0.75%          --        0.02%     0.77%           --        0.77%
  Legg Mason Partners Variable
     International All Cap
     Opportunity
     Portfolio+++.............     0.85%          --        0.09%     0.94%           --        0.94%
  Legg Mason Partners Variable
     Investors
     Portfolio -- Class I+....     0.65%          --        0.07%     0.72%           --        0.72%
  Legg Mason Partners Variable
     Large Cap Growth
     Portfolio -- Class I++...     0.75%          --        0.04%     0.79%           --        0.79%
  Legg Mason Partners Variable
     Multiple Discipline
     Portfolio -- All Cap
     Growth and Value
     Portfolio................     0.75%        0.25%       0.05%     1.05%           --        1.05%
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable
     High Income Portfolio++..     0.60%          --        0.06%     0.66%           --        0.66%
MET INVESTORS SERIES TRUST
  Janus Forty
     Portfolio -- Class A.....     0.65%          --        0.06%     0.71%           --        0.71%(6)(7)
  Legg Mason Partners Managed
     Assets Portfolio -- Class
     A........................     0.50%          --        0.11%     0.61%           --        0.61%(6)(7)
  Lord Abbett Bond Debenture
     Portfolio -- Class A.....     0.50%          --        0.04%     0.54%           --        0.54%(6)
  Lord Abbett Growth and
     Income Portfolio -- Class
     B........................     0.50%        0.25%       0.03%     0.78%           --        0.78%(6)
  Met/AIM Capital Appreciation
     Portfolio -- Class A.....     0.77%          --        0.09%     0.86%           --        0.86%(6)(7)(8)(9)
  Met/AIM Small Cap Growth
     Portfolio -- Class A.....     0.87%          --        0.06%     0.93%           --        0.93%(6)(8)
  MFS(R) Emerging Markets
     Equity Portfolio -- Class
     A+.......................     1.04%          --        0.29%     1.33%         0.03%       1.30%(6)(8)
  MFS(R) Research
     International
     Portfolio -- Class B+....     0.72%        0.25%       0.14%     1.11%           --        1.11%(6)
  MFS(R) Value
     Portfolio -- Class A.....     0.73%          --        0.23%     0.96%           --        0.96%(6)(7)(8)

                                                                                                                     NET TOTAL
                                                                                                                      ANNUAL
                                                                                                                     OPERATING
                                                                                                                     EXPENSES
                                            DISTRIBUTION              TOTAL    CONTRACTUAL FEE      NET TOTAL        INCLUDING
                                               AND/OR                 ANNUAL        WAIVER            ANNUAL        UNDERLYING
                                MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE      OPERATING          FUND
FUND:                               FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT       EXPENSES*        EXPENSES*
-----                           ----------  ------------  --------  ---------  ---------------  -----------------  ------------

  Neuberger Berman Real Estate
     Portfolio -- Class A.....     0.64%          --        0.04%     0.68%           --        0.68%(6)
  PIMCO Inflation Protected
     Bond Portfolio -- Class
     A........................     0.50%          --        0.05%     0.55%           --        0.55%(6)
  Pioneer Fund
     Portfolio -- Class A.....     0.75%          --        0.30%     1.05%         0.05%       1.00%(6)(7)(11)
  Pioneer Strategic Income
     Portfolio -- Class A.....     0.70%          --        0.12%     0.82%           --        0.82%(6)(7)(8)(9)
  Third Avenue Small Cap Value
     Portfolio -- Class B.....     0.74%        0.25%       0.04%     1.03%           --        1.03%(6)
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth
     Portfolio -- Class D.....     0.72%        0.10%       0.06%     0.88%           --        0.88%(12)
  BlackRock Diversified
     Portfolio -- Class A+....     0.44%          --        0.07%     0.51%           --        0.51%(12)
  BlackRock Money Market
     Portfolio -- Class A.....     0.34%          --        0.04%     0.38%         0.01%       0.37%(12)(13)
  FI Large Cap
     Portfolio -- Class A.....     0.78%          --        0.06%     0.84%           --        0.84%(12)(14)
  FI Value Leaders
     Portfolio -- Class D.....     0.64%        0.10%       0.07%     0.81%           --        0.81%(12)
  MetLife Conservative
     Allocation
     Portfolio -- Class B.....     0.10%        0.25%       0.09%     0.44%         0.09%       0.35%(16)            0.96%(15)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class B.....     0.10%        0.25%       0.02%     0.37%         0.02%       0.35%(16)            1.00%(15)
  MetLife Moderate Allocation
     Portfolio -- Class B.....     0.10%        0.25%       0.01%     0.36%         0.01%       0.35%(16)            1.05%(15)
  MetLife Moderate to
     Aggressive Allocation
     Portfolio -- Class B.....     0.10%        0.25%       0.01%     0.36%         0.01%       0.35%(16)            1.10%(15)
  MetLife Aggressive
     Allocation
     Portfolio -- Class B.....     0.10%        0.25%       0.07%     0.42%         0.07%       0.35%(16)            1.10%(15)
  MetLife Stock Index
     Portfolio -- Class A+....     0.25%          --        0.05%     0.30%         0.01%       0.29%(12)(17)
  MFS(R) Total Return
     Portfolio -- Class F.....     0.53%        0.20%       0.05%     0.78%           --        0.78%(12)(14)
  Oppenheimer Global Equity
     Portfolio -- Class A+....     0.53%          --        0.09%     0.62%           --        0.62%(12)
  Russell 2000(R) Index
     Portfolio -- Class A.....     0.25%          --        0.11%     0.36%         0.01%       0.35%(12)(17)(18)
  T. Rowe Price Large Cap
     Growth Portfolio -- Class
     B........................     0.60%        0.25%       0.08%     0.93%           --        0.93%(12)
  Western Asset Management
     U.S. Government
     Portfolio -- Class A.....     0.50%          --        0.07%     0.57%           --        0.57%(12)
PIMCO VARIABLE INSURANCE
  TRUST -- ADMINISTRATIVE
  CLASS
  Total Return Portfolio......     0.25%          --        0.40%     0.65%           --        0.65%
PIONEER VARIABLE CONTRACTS
  TRUST -- CLASS II
  Pioneer Mid Cap Value VCT
     Portfolio................     0.65%        0.25%       0.06%     0.96%           --        0.96%
PUTNAM VARIABLE TRUST -- CLASS
  IB
  Putnam VT Discovery Growth
     Fund+....................     0.70%        0.25%       0.55%     1.50%           --        1.50%
THE MERGER FUND VL
  The Merger Fund VL..........     1.25%          --        4.78%     6.03%         4.63%       1.40%(19)
VAN KAMPEN LIFE INVESTMENT
  TRUST
  Comstock Portfolio -- Class
     II.......................     0.56%        0.25%       0.03%     0.84%           --        0.84%
  Strategic Growth
     Portfolio -- Class I+....     0.70%          --        0.08%     0.78%           --        0.78%

                                                                                                                     NET TOTAL
                                                                                                                      ANNUAL
                                                                                                                     OPERATING
                                                                                                                     EXPENSES
                                            DISTRIBUTION              TOTAL    CONTRACTUAL FEE      NET TOTAL        INCLUDING
                                               AND/OR                 ANNUAL        WAIVER            ANNUAL        UNDERLYING
                                MANAGEMENT     SERVICE      OTHER   OPERATING   AND/OR EXPENSE      OPERATING          FUND
FUND:                               FEE     (12b-1) FEES  EXPENSES   EXPENSES   REIMBURSEMENT       EXPENSES*        EXPENSES*
-----                           ----------  ------------  --------  ---------  ---------------  -----------------  ------------

VANGUARD VARIABLE INSURANCE
  FUND
  Mid-Cap Index Portfolio.....     0.20%          --        0.04%     0.24%           --        0.24%
  Total Stock Market Index
     Portfolio................     0.12%          --        0.04%     0.16%           --        0.16%


---------
* Net Total Annual Operating Expenses do not reflect (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

+ Not available under all policies. Availability depends on policy issue date.

++ Fees and expenses of this Fund are based on the Fund's fiscal year ended October 31, 2006.

(1) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

(2) Other Expenses include 0.01% for the Franklin Small-Mid Cap Growth Securities Fund, and 0.03% for the Templeton Foreign Securities Fund, of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year. The manager has agreed in advance to reduce its fee from assets invested by the Fund in a Franklin Templeton money market fund (the acquired fund) to the extent that the Fund's fees and expenses are due to those of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order of the Securities and Exchange Commission (SEC).

(3) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

(4) The Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is shown in the table above. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the management fee rate shown in the table by a variable of up to 0.15%, assuming constant assets. The management fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

(5) Management has contractually agreed to waive fees and/or reimburse expenses to limit total annual operating expenses to 0.95% for Class II until May 1, 2008.

(6) Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.

(7) Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.

(8) The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.

(9) The Portfolio's fiscal year end has been changed from 10/31 to 12/31. The fees and expenses shown are for the Portfolio's last fiscal year ended October 31, 2006.

(10) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.30%, excluding 12b-1 fees. The fees and expenses shown in the table are annualized, based on the Portfolio's May 1, 2006 start date.

(11) Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 1.00%, excluding 12b-1 fees.

(12) Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.

(14) The Management Fee has been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

(15) These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Allocation Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 1.05% for the MetLife Conservative Allocation Portfolio, 1.02% for the MetLife Conservative to Moderate Allocation Portfolio, 1.07% for the MetLife Moderate Allocation Portfolio, 1.11% for the MetLife Moderate to Aggressive Allocation Portfolio and 1.18% for the MetLife Aggressive Allocation Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)

(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1 fees.

(17) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%.

(18) Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

(19) The Adviser has agreed to reduce its fees and reimburse The Merger Fund VL to the extent total annualized expenses exceed 1.40% of average daily net assets. The agreement expires July 1, 2013.

                          DESCRIPTION OF THE COMPANIES,
                           SEPARATE ACCOUNTS AND FUNDS

--------------------------------------------------------------------------------

                             THE INSURANCE COMPANIES

Please refer to your Policy to determine which Company issued your Policy.

METLIFE INSURANCE COMPANY OF CONNECTICUT is a stock insurance company chartered in 1863 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. It is licensed to conduct life insurance business in all of the United States (except New York), the District of Columbia and Puerto Rico. The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The Company's Home Office is located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

The Companies are subject to Connecticut law governing insurance companies and are regulated by the Connecticut Commissioner of Insurance. Each company files an annual statement in a prescribed form with the Commissioner that covers the operations of the Company for the preceding year and its financial condition as of the end of such year. Each Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, each Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

               THE SEPARATE ACCOUNTS AND THEIR INVESTMENT OPTIONS

Under Connecticut law, MetLife Insurance Company of Connecticut and MetLife Life and Annuity Company of Connecticut each sponsor separate accounts. Separate accounts are primarily designed to keep policy assets separate from other company assets. Premium payments that you invest in the Investment Options are deposited in the applicable Separate Account. The income, gains, and losses are credited to, or charged against each Separate Account without regard to the income, gains or losses from any other Investment Option or from any other business of the Companies.

MetLife Insurance Company of Connecticut sponsors the MetLife of CT Fund UL for Variable Life Insurance established on November 10, 1983 , while MetLife Life and Annuity Company of Connecticut sponsors the MetLife of CT Fund UL II for Variable Life Insurance established on October 17, 1995 ("Separate Account(s)").. Both Separate Accounts were established under the laws of Connecticut and both are registered with the Securities and Exchange Commission ("SEC") as unit investment trusts under the Investment Company Act of 1940 and qualify as "separate accounts."

The Separate Accounts are divided into the various Investment Options to which you allocate your Premium Payments. Each Investment Option uses its assets to purchase shares of a corresponding Fund of the same name. The Separate Accounts purchase shares of the Funds at net asset value (i.e., without a sales charge) and receive all dividends and capital gains distributions from each Fund, and reinvests in additional shares of that Fund. Finally, the assets of the Separate Accounts may not be used to pay any liabilities of the insurance Companies other than those arising from the Policies, and the insurance Companies are obligated to pay all amounts promised to Policy Owners under the Policies. Any amount of the Death Benefit that exceeds the Policy's Cash Value is paid from the Company's General Account. Death Benefit amounts paid from the General Account are subject to the claims-paying ability of the Company.

                                    THE FUNDS

The Funds offered through this Policy are listed below. Some Funds may not be available in certain states. Each Fund is registered under the Investment Company Act of 1940 as an open-end, management investment company. These Funds are not publicly traded and are offered only through variable annuity and variable life insurance products, and maybe in some instances, certain retirement plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the Fund.

We select the Funds offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Fund's adviser or subadviser is one of our affiliates or whether the Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. For additional information on these arrangements, see "Payments We Receive." We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Cash Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners. In some cases, we have included Funds based on recommendations made by broker-dealer firms.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE FUNDS YOU HAVE CHOSEN.

If investment in the Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for purposes of the Policy, or for any other reason in our sole discretion, we may substitute another Fund or Funds without your consent. The substituted Fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Premiums, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close Funds to allocations of Premiums or Cash Value, or both, at any time in our sole discretion.

In certain circumstances, the Company's ability to remove or replace a Fund may be limited by the terms of a five-year agreement between MetLife, Inc. (MetLife) and Legg Mason, Inc. (Legg Mason) relating to the use of certain Funds advised by Legg Mason affiliates. The agreement sets forth the conditions under which the Company can remove a Fund, which, in some cases, may differ from the Company's own selection criteria. In addition, during the term of the agreement, subject to the Company's fiduciary and other legal duties, the Company is generally obligated in the first instance to consider Funds advised by Legg Mason affiliates in seeking to make a substitution for a Fund advised by a Legg Mason affiliate. The agreement was originally entered into on July 1, 2005 by MetLife and certain affiliates of Citigroup Inc. (Citigroup) as part of MetLife's acquisition of The Travelers Insurance Company (now MetLife Insurance Company of Connecticut) The Travelers Life and Annuity Company (now MetLife Life and Annuity

Company of Connecticut) from Citigroup. Legg Mason replaced the Citigroup affiliates as a party to the agreement when Citigroup sold its asset management business to Legg Mason. The agreement also obligates Legg Mason to continue making payments to us with respect to the Funds advised by Legg Mason affiliates, on the same terms provided for in administrative service agreements between Citigroup's asset management affiliates and the Travelers insurance companies that predated the acquisition.

PAYMENTS WE RECEIVE. As described above, an investment adviser (other than our affiliates MetLife Advisers, LLC, and Met Investors Advisory LLC) or subadviser of a Fund, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Policy Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Funds attributable to the Policies and certain other variable insurance products that the Company and its affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay the Company more than others. These percentages currently range up to .50%.

Additionally, an investment adviser or subadviser of a Fund or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

The Company and/or certain of its affiliated insurance companies have joint ownership interests in its affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies." The Company's ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Fund. The Company will benefit accordingly from assets allocated to the Funds to the extent they result in profits to the advisers. (See "Fee Table -- Fund Fees and Expenses" for information on the management fees paid by the Funds and the Statement of Additional Information for the Funds for information on the management fees paid by the advisers to the subadvisers.)

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. A Fund's 12b-1 Plan, if any, is described in more detail in the Fund's prospectus. (See "Fee Table -- Fund Fees and Expenses" and "Distribution & Compensation.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Fund's 12b-1 Plan decrease the Fund's investment return.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "Distribution and Compensation.")

Each Fund has different investment objectives and risks. The Fund prospectuses contain more detailed information on each Fund's investment strategy, investment advisers and its fees. YOU MAY OBTAIN A FUND PROSPECTUS BY CALLING 1-800-334-4298 OR THROUGH YOUR INSURANCE AGENT. We do not guarantee the investment results of the Funds.

The current variable funding options are listed below, along with their investment advisers and any subadviser:


                                               INVESTMENT                         INVESTMENT
               FUND                            OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------


AMERICAN FUNDS INSURANCE SERIES
  American Funds Global Growth     Seeks capital appreciation         Capital Research and Management
     Fund -- Class 2               through stocks.                    Company
  American Funds Growth            Seeks capital appreciation         Capital Research and Management
     Fund -- Class 2               through stocks.                    Company
  American Funds Growth-Income     Seeks both capital appreciation    Capital Research and Management
     Fund -- Class 2               and income.                        Company

                                               INVESTMENT                         INVESTMENT
               FUND                            OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

DREYFUS VARIABLE INVESTMENT FUND
  Dreyfus Variable Investment      Seeks long-term capital growth     The Dreyfus Corporation
     Fund Appreciation             consistent with the preservation   Subadviser: Fayez Sarofim & Co.
     Portfolio -- Initial Shares   of capital. Its secondary goal is
                                   current income.
  Dreyfus Variable Investment      Seeks capital growth.              The Dreyfus Corporation
     Fund Developing Leaders
     Portfolio -- Initial Shares
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  VIP Contrafund(R)                Seeks long-term capital            Fidelity Management & Research
     Portfolio -- Service Class    appreciation.                      Company
  VIP Equity-Income                Seeks reasonable income. The fund  Fidelity Management & Research
     Portfolio -- Initial Class+   will also consider the potential   Company
                                   for capital appreciation. The
                                   fund's goal is to achieve a yield
                                   which exceeds the composite yield
                                   on the securities comprising the
                                   Standard & Poor's 500(SM) Index
                                   (S&P 500(R)).
  VIP Growth Portfolio -- Initial  Seeks to achieve capital           Fidelity Management & Research
     Class+                        appreciation.                      Company
  VIP High Income                  Seeks a high level of current      Fidelity Management & Research
     Portfolio -- Initial Class+   income, while also considering     Company
                                   growth of capital.
  VIP Mid Cap                      Seeks long-term growth of          Fidelity Management & Research
     Portfolio -- Service Class 2  capital.                           Company
FRANKLIN TEMPLETON VARIABLE
  INSURANCE PRODUCTS TRUST
  Franklin Small-Mid Cap Growth    Seeks long-term capital growth.    Franklin Advisers, Inc.
     Securities Fund -- Class 2+
  Templeton Developing Markets     Seeks long-term capital            Templeton Asset Management Ltd.
     Securities Fund -- Class 2    appreciation.
  Templeton Foreign Securities     Seeks long-term capital growth.    Templeton Investment Counsel, LLC
     Fund -- Class 2                                                  Subadviser: Franklin Templeton
                                                                      Investment Management Limited
GOLDMAN SACHS VARIABLE INSURANCE
  TRUST
  Goldman Sachs Capital Growth     Seeks long-term growth of          Goldman Sachs Asset Management,
     Fund -- Institutional Class   capital.                           L.P.
JANUS ASPEN SERIES
  Global Technology                Seeks long-term capital growth.    Janus Capital Management LLC
     Portfolio -- Service Shares+
  Mid Cap Growth                   Seeks long-term growth of          Janus Capital Management LLC
     Portfolio -- Service Shares   capital.
  Worldwide Growth                 Seeks long-term growth of capital  Janus Capital Management LLC
     Portfolio -- Service Shares+  in a manner consistent with the preservation of capital.

                                               INVESTMENT                         INVESTMENT
               FUND                            OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

LEGG MASON PARTNERS VARIABLE
  EQUITY TRUST
  Legg Mason Partners Variable     Seeks capital appreciation.        Legg Mason Partners Fund Advisor,
     Aggressive Growth                                                LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks total return (that is a      Legg Mason Partners Fund Advisor,
     Capital and Income            combination of income and long-    LLC
     Portfolio -- Class II         term capital appreciation).        Subadviser: ClearBridge Advisors,
                                                                      LLC; Western Asset Management
                                                                      Company
  Legg Mason Partners Variable     Seeks investment results that,     Legg Mason Partners Fund Advisor,
     Equity Index                  before expenses, correspond to     LLC
     Portfolio -- Class I          the price and yield performance    Subadviser: Batterymarch
                                   of the S&P 500 Index.              Financial Management, Inc.
  Legg Mason Partners Variable     Seeks long-term capital growth.    Legg Mason Partners Fund Advisor,
     Fundamental Value             Current income is a secondary      LLC
     Portfolio -- Class I          consideration.                     Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks total return on assets from  Legg Mason Partners Fund Advisor,
     International All Cap         growth of capital and income.      LLC
     Opportunity Portfolio +                                          Subadviser: Brandywine Global
                                                                      Investment Management, LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Investors Portfolio -- Class  capital. Current income is a       LLC
     I +                           secondary objective.               Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Large Cap Growth              capital.                           LLC
     Portfolio -- Class I                                             Subadviser: ClearBridge Advisors,
                                                                      LLC
  Legg Mason Partners Variable     Seeks long-term growth of          Legg Mason Partners Fund Advisor,
     Multiple Discipline           capital.                           LLC
     Portfolio -- All Cap Growth                                      Subadviser: ClearBridge Advisors,
     and Value Portfolio                                              LLC
LEGG MASON PARTNERS VARIABLE
  INCOME TRUST
  Legg Mason Partners Variable     Seeks high current income.         Legg Mason Partners Fund Advisor,
     High Income Portfolio         Secondarily, seeks capital         LLC
                                   appreciation.                      Subadvisor: Western Asset
                                                                      Management Company; Western Asset
                                                                      Management Company Limited
MET INVESTORS SERIES TRUST
  Janus Forty Portfolio -- Class   Seeks capital appreciation.        Met Investors Advisory LLC
     A                                                                Subadviser: Janus Capital
                                                                      Management LLC
  Legg Mason Partners Managed      Seeks high total return.           Met Investors Advisory LLC
     Assets Portfolio -- Class A                                      Subadviser: Batterymarch
                                                                      Financial Management Inc.;
                                                                      Western Asset Management Company;
                                                                      ClearBridge Advisors, LLC; and
                                                                      Legg Mason Global Asset
                                                                      Allocation, LLC

                                               INVESTMENT                         INVESTMENT
               FUND                            OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  Lord Abbett Bond Debenture       Seeks to provide high current      Met Investors Advisory LLC
     Portfolio -- Class A          income and the opportunity for     Subadviser: Lord, Abbett & Co.
                                   capital appreciation to produce a  LLC
                                   high total return.
  Lord Abbett Growth and Income    Seeks long-term growth of capital  Met Investors Advisory LLC
     Portfolio -- Class B          and income without excessive       Subadviser: Lord, Abbett & Co.
                                   fluctuations in the market value.  LLC
  Met/AIM Capital Appreciation     Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A                                             Subadviser: A I M Capital
                                                                      Management, Inc.
  Met/AIM Small Cap Growth         Seeks long-term growth of          Met Investors Advisory LLC
     Portfolio -- Class A          capital.                           Subadviser: A I M Capital
                                                                      Management, Inc.
  MFS(R) Emerging Markets Equity   Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class A +                                           Subadviser: Massachusetts
                                                                      Financial Services Company
  MFS(R) Research International    Seeks capital appreciation.        Met Investors Advisory LLC
     Portfolio -- Class B +                                           Subadviser: Massachusetts
                                                                      Financial Services Company
  MFS(R) Value Portfolio -- Class  Seeks capital appreciation and     Met Investors Advisory LLC
     A                             reasonable income.                 Subadviser: Massachusetts
                                                                      Financial Services Company
  Neuberger Berman Real Estate     Seeks to provide total return      Met Investors Advisory LLC
     Portfolio -- Class A          through investment in real estate  Subadviser: Neuberger Berman
                                   securities, emphasizing both       Management, Inc.
                                   capital appreciation and current
                                   income.
  PIMCO Inflation Protected Bond   Seeks to provide maximum real      Met Investors Advisory LLC
     Portfolio -- Class A          return, consistent with            Subadviser: Pacific Investment
                                   preservation of capital and        Management Company LLC
                                   prudent investment management.
  Pioneer Fund Portfolio -- Class  Seeks reasonable income and        Met Investors Advisory LLC
     A                             capital growth.                    Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Pioneer Strategic Income         Seeks a high level of current      Met Investors Advisory LLC
     Portfolio -- Class A          income.                            Subadviser: Pioneer Investment
                                                                      Management, Inc.
  Third Avenue Small Cap Value     Seeks long-term capital            Met Investors Advisory LLC
     Portfolio -- Class B          appreciation.                      Subadviser: Third Avenue
                                                                      Management LLC
METROPOLITAN SERIES FUND, INC.
  BlackRock Aggressive Growth      Seeks maximum capital              MetLife Advisers, LLC
     Portfolio -- Class D          appreciation.                      Subadviser: BlackRock Advisors,
                                                                      LLC
  BlackRock Diversified            Seeks high total return while      MetLife Advisers, LLC
     Portfolio -- Class A +        attempting to limit investment     Subadviser: BlackRock Advisors,
                                   risk and preserve capital.         LLC
  BlackRock Money Market           Seeks a high level of current      MetLife Advisers, LLC
     Portfolio -- Class A          income consistent with             Subadviser: BlackRock Advisors,
                                   preservation of capital.           LLC
  FI Large Cap Portfolio -- Class  Seeks long-term growth of          MetLife Advisers, LLC
     A                             capital.                           Subadviser: Fidelity Management &
                                                                      Research Company

                                               INVESTMENT                         INVESTMENT
               FUND                            OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

  FI Value Leaders                 Seeks long-term growth of          MetLife Advisers, LLC
     Portfolio -- Class D          capital.                           Subadviser: Fidelity Management &
                                                                      Research Company
  MetLife Conservative Allocation  Seeks high level of current        MetLife Advisers, LLC
     Portfolio -- Class B          income, with growth of capital as
                                   a secondary objective.
  MetLife Conservative to          Seeks high total return in the     MetLife Advisers, LLC
     Moderate Allocation           form of income and growth of
     Portfolio -- Class B          capital, with a greater emphasis
                                   on income.
  MetLife Moderate Allocation      Seeks a balance between a high     MetLife Advisers, LLC
     Portfolio -- Class B          level of current income and
                                   growth of capital, with a greater
                                   emphasis on growth of capital.
  MetLife Moderate to Aggressive   Seeks growth of capital.           MetLife Advisers, LLC
     Allocation
     Portfolio -- Class B
  MetLife Aggressive Allocation    Seeks growth of capital.           MetLife Advisers, LLC
     Portfolio -- Class B
  MetLife Stock Index              Seeks to equal the performance of  MetLife Advisers, LLC
     Portfolio -- Class A +        the Standard & Poor's 500          Subadviser: MetLife Investment
                                   Composite Stock Price Index.       Advisors Company, LLC
  MFS(R) Total Return              Seeks a favorable total return     MetLife Advisers, LLC
     Portfolio -- Class F          through investment in a            Subadviser: Massachusetts
                                   diversified portfolio.             Financial Services Company
  Oppenheimer Global Equity        Seeks capital appreciation.        MetLife Advisers, LLC
     Portfolio -- Class A +                                           Subadviser: OppenheimerFunds,
                                                                      Inc.
  Russell 2000(R) Index            Seeks to equal the return of the   MetLife Advisers, LLC
     Portfolio -- Class A          Russell 2000 Index.                Subadviser: MetLife Investment
                                                                      Advisors Company, LLC
  T. Rowe Price Large Cap Growth   Seeks long-term growth of capital  MetLife Advisers, LLC
     Portfolio -- Class B          and, secondarily, dividend         Subadviser: T. Rowe Price
                                   income.                            Associates, Inc.
  Western Asset Management U.S.    Seeks to maximize total return     MetLife Advisers, LLC
     Government                    consistent with preservation of    Subadviser: Western Asset
     Portfolio -- Class A          capital and maintenance of         Management Company
                                   liquidity.
PIMCO VARIABLE INSURANCE TRUST
  Total Return                     Seeks maximum total return,        Pacific Investment Management
     Portfolio -- Administrative   consistent with preservation of    Company LLC
     Class                         capital and prudent investment
                                   management.
PIONEER VARIABLE CONTRACTS TRUST
  Pioneer Mid Cap Value VCT        Seeks capital appreciation by      Pioneer Investment Management,
     Portfolio -- Class II         investing in a diversified         Inc.
                                   portfolio of securities
                                   consisting primarily of common
                                   stocks.
PUTNAM VARIABLE TRUST
  Putnam VT Discovery Growth       Seeks long-term growth of          Putnam Investment Management, LLC
     Fund -- Class IB+             capital.
THE MERGER FUND VL
  The Merger Fund VL               Seeks to achieve capital growth    Westchester Capital Management,
                                   by engaging in merger arbitrage.   Inc.

                                               INVESTMENT                         INVESTMENT
               FUND                            OBJECTIVE                      ADVISER/SUBADVISER
---------------------------------  ---------------------------------  ---------------------------------

VAN KAMPEN LIFE INVESTMENT TRUST
  Comstock Portfolio -- Class II   Seeks capital growth and income    Van Kampen Asset Management
                                   through investments in equity
                                   securities, including common
                                   stocks, preferred stocks and
                                   securities convertible into
                                   common and preferred stocks.
  Strategic Growth                 Seeks capital appreciation.        Van Kampen Asset Management
     Portfolio -- Class I+
VANGUARD VARIABLE INSURANCE FUND
  Mid-Cap Index Portfolio          Seeks to track the performance of  The Vanguard Group, Inc.
                                   a benchmark that measures the
                                   investment return of mid-cap
                                   stocks.
  Total Stock Market Index         Seeks to track the performance of  The Vanguard Group, Inc.
     Portfolio                     a benchmark index that measures
                                   the investment return of the
                                   overall stock market.


---------
+ Not available under all Policies. Availability depends on Policy issue date.

      Certain closed Funds have been subject to a merger, substitution or other change. Please see Appendix B "Additional Information Regarding Funds" for more information.

                                  VOTING RIGHTS

The Company is the legal owner of Fund shares. However, we believe that when a Fund solicits proxies in conjunction with a vote of shareholders, we are required to obtain instructions on how to vote Fund shares from Policy Owners who have chosen the corresponding Investment Option. Accordingly, we will send you proxy materials and voting instructions. We will vote all shares, including those we may own on our own behalf, and those where we have not received instructions from Policy Owners, in the same proportion as shares for which we received voting instructions. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right. In certain limited circumstances and when permitted by law, we may disregard voting instructions. If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next semi-annual or annual report to Policy Owners.

                              CONFLICTS OF INTEREST

The Funds may also be available to Separate Accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to Qualified Plans. Due to differences in redemption rates, tax treatment or other considerations, the interests of various shareholders participating in a Fund could conflict. Each will be monitored for the existence of any material conflicts by its Board of Directors to determine what action, if any, should be taken. The prospectuses for the Funds have more details.

                                THE FIXED ACCOUNT
                      (MAY NOT BE AVAILABLE IN ALL STATES)

The staff of the SEC does not generally review the disclosure in the prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account and the general account may, however, be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

You may allocate some of your Net Premium Payments and transfer some of your Cash Value to the Fixed Account (subject to certain restrictions -- see "Transfers"). We credit the portion of Cash Value allocated to the Fixed Account with interest at not less than 3% per year. Any interest credited to amounts allocated to the Fixed Account in excess of 3% per year will be determined at our sole discretion and declared at the beginning of each calendar quarter and guaranteed only for that quarter. The interest rate will be included in your quarterly statements.

Under the Fixed Account, which is part of the Company's General Account, we assume the risk of investment gain or loss and guarantee a specified interest rate. The investment gain or loss of the Separate Account, the Investment Options or the Funds does not affect the Fixed Account portion of the Policy Owner's Cash Value. The Fixed Account will not share in the investment performance of our General Account.

                          POLICY CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

We deduct the charges described below. The charges are for services and benefits we provide, costs and expenses we incur, and risks we assume under the Policies. The amount of a charge may not exactly correspond to the costs associated with providing the services or benefits indicated by the designated charge. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expense charges.

The SERVICES AND BENEFITS we provide include:

     - the ability for you to make withdrawals and surrenders under the Policies

     -    the ability for you to obtain a loan under the Policies

     -    the Death Benefit paid on the death of the Insured

     - making available a variety of Investment Options and related programs (including dollar-cost averaging and portfolio rebalancing)

     - administration of the various elective options available under the Policies; and

     -    the distribution of various reports to Policy Owners.

The COSTS AND EXPENSES we incur include:

     - expenses associated with underwriting applications, increases in the Stated Amount, and Riders

     - losses associated with various overhead and other expenses associated with providing the services and benefits provided by the Policies

     - sales and marketing expenses including commission payments to your sales agent; and

     -    other costs of doing business.

RISKS we assume include:

     - that the Insured may live for a shorter period of time than estimated resulting in the payment of greater Death Benefits than expected; and

     - that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

                             CHARGES AGAINST PREMIUM

We deduct certain charges from each Premium Payment you make before we allocate that Premium Payment (NET PREMIUM PAYMENT) among the Investment Options and the Fixed Account.

     - FRONT-END SALES EXPENSE CHARGE: We deduct a front-end sales charge of 1.50% OF EACH PREMIUM PAYMENT. This charge helps us defray our costs for sales and marketing expenses, including commission payments to your sales agent.

     - PREMIUM TAX CHARGE: We deduct a charge of 2.25% OF EACH PREMIUM PAYMENT for state premium taxes that we currently expect to pay. These taxes vary from state to state and currently range from 0.75% to 5.00%. Because there is a range of premium taxes, a Policy Owner may pay a premium charge that is higher or lower than the premium tax actually assessed or not assessed against the Company in his or her jurisdiction.

     - FEDERAL DEFERRED ACQUISITION COST CHARGE: We deduct a charge of 1.25% OF EACH PREMIUM PAYMENT to compensate the Company for expenses associated with its federal income tax liability relating to its receipt of premium.

                           CHARGES AGAINST CASH VALUE

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account, (unless you select the ALLOCATED CHARGES OPTION -- see below.) We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

     - COST OF INSURANCE CHARGE: The cost of insurance charge is the primary charge under your Policy for the Death Benefit we provide you. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as the payment of distribution and administrative expenses. The amount of the cost of insurance charge depends on: (1) the Net Amount At Risk and (2) the cost of insurance rate. Generally, the cost of insurance rate increases each year.

     - There are maximum or GUARANTEED COST OF INSURANCE RATES associated with your Policy that are shown on the Policy Summary page of your Policy. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of the Insured.

     - The CURRENT COST OF INSURANCE RATES are based on the age, risk class and gender (unless unisex rates are required) of the Insured. The current rates are lower than the guaranteed rates and they will never exceed the guaranteed rates in the future. We will base any future changes in these rates only on our future expectations as to mortality, expenses and persistency. Nothing in the Policy will be affected by our actual mortality and expenses experienced under Policies issued. We will determine the current rates for the Initial Stated Amount and for each increase to the Stated Amount at the start of each Policy Year and will guarantee them for that Policy Year. Any change that we make in the current rates will be on a uniform basis for insureds of the same age, sex, duration and rate class.

     - POLICY ADMINISTRATIVE EXPENSE CHARGE: This per thousand charge applies for the first three (3) Policy Years and also applies to increases in the Stated Amount (excluding increases due to the Cost of Living Adjustment Rider and increases in Stated Amounts due to Death Benefit option changes). The amount varies by issue age and will be stated in the Policy. In addition, there is a $6.00 monthly charge until the Maturity Date for Stated Amounts less than $100,000.

     - CHARGES FOR RIDERS: The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any Riders for which there is a charge. The amount of this charge will vary depending upon the actual Rider selected.

ALLOCATED CHARGES OPTION (ACO): You may elect in writing to have us deduct the Monthly Deduction Amount from specified Funds and the Fixed Account rather than from all Funds on a pro rata basis. You may select a maximum of five Funds (including the Fixed Account) to deduct the Monthly Deduction Amount from and you must designate the applicable amount from each specified fund in a whole percentage. In any given month if the value of any specified Fund is insufficient to support its share of the Monthly Deduction Amount, the Monthly Deduction Amount will be taken pro rata from all Funds.

To elect ACO, you must complete our ACO election form and send it to us. We may modify, suspend or terminate ACO at anytime without prior notification.

SURRENDER CHARGES: A Policy surrendered for all or a portion of its Cash Value during the first ten (10) Policy Years and for the first ten (10) Policy Years after an increase in Stated Amount is subject to a surrender charge. However, we will not assess a surrender charge on the amount of the increase in Stated Amount on surrenders made within ten (10) Policy Years following an increase in Stated Amount pursuant to a Cost of Living Adjustment Rider or in changing the Death Benefit option. The surrender charge is a per thousand of Stated Amount charge that varies by original issue age and increases with the issue age of the Insured.

The surrender charge decreases by 10% each year over the ten (10) year period. For example, for a 45-year-old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.


POLICY YEAR    CHARGE ($)    POLICY YEAR    CHARGE ($)
-----------    ----------    -----------    ----------


     1          $1,077.00          6          $538.50
     2             969.00          7           430.50
     3             861.00          8           322.50
     4             754.00          9           216.00
     5             646.50         10           108.00


The minimum PARTIAL SURRENDER amount is $500. If you request a partial surrender, the Death Benefit, Amount Insured and Cash Value will be reduced by the amount surrendered, including any surrender charges. The deduction from the Cash Value will be made on a pro-rata basis against the Cash Value of each Investment Option unless you request otherwise in writing. The portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. Certain surrenders may result in taxable income and tax penalties. (For additional information please see the Policy Summary and the Fee Tables in this prospectus.)

DECREASES IN THE STATED AMOUNT OF INSURANCE. You may request a decrease in the Stated Amount after the second Policy Year. The decrease will be effective on the later of the Deduction Date or immediately following your requested effective date. There is a charge for requested Stated Amount decreases as shown in your Policy Summary and described in the Fee Tables in this prospectus. After any change, the Stated Amount in effect may not be less than the minimum Stated Amount shown on your Policy Summary. We will send you a supplemental Policy Summary reflecting any change. A decrease in the Stated Amount in a substantially funded Policy may produce a cash distribution that is included in your gross income.

                      CHARGES AGAINST THE SEPARATE ACCOUNT

     - MORTALITY AND EXPENSE RISK CHARGE: We deduct a daily charge for mortality and expense risks at an annual rate of 0.85% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0.20% thereafter. The mortality risk assumed under the Polices is that the Insured may not live as long as expected. The expense risk charge assumed is that the expenses incurred in issuing and administering the Policies may be greater than expected. In addition, a portion of the mortality and expense risk charge may be used to pay sales commissions and expenses.

                                  FUND CHARGES

Fund charges are not direct charges under the Policy. When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted from the Funds. See the "Fee Tables" section in this prospectus and the Fund company prospectuses for information on the Fund charges.

                 MODIFICATION, RESERVED RIGHTS AND OTHER CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

We reserve the right to charge for transfers, Dollar Cost Averaging, illustrative reports and to charge the assets of each Investment Option for a reserve of any income taxes payable by the Company on the assets attributable to that Investment Option.

We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions. We intend to recover commissions, marketing, administrative and other expenses and cost of Policy benefits through the fees and charges imposed under the Policies. See "Distribution."

                               POLICY DESCRIPTION

--------------------------------------------------------------------------------

MetLife Variable Life is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, cash values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured and Death Benefit may increase or decrease to reflect the performance of the Funds and/or the Fixed Account to which you direct your Net Premium Payments. The Policy is non-participating, which means the Company will not pay dividends on the Policy.

                           SIMILAR POLICY AVAILABILITY

We offer two similar variable life insurance policies to customers: MetLife Variable Life Accumulator and this Policy, MetLife Variable Life. These two Policies were designed for two different classes of customers, with differing investment objectives. The charges and fees of the two Policies are different from each other. Generally, the charges and fees for MetLife Variable Life are less than those for MetLife Variable Life Accumulator.

     -    MetLife Variable Life is most appropriate if:

     - Your objective is to obtain the highest death benefit that can be purchased for a specific premium amount

     - You are more concerned with paying the lowest premium for a specific death benefit need

     - Your objective is to build Cash Value without needing to access these values through loans or surrenders.

     -    MetLife Variable Life Accumulator is most appropriate if:

     - Your objective is to accumulate Cash Value for the purpose of accessing these values through loans and surrenders on a tax favored basis

     - The specified amount of the Policy's death benefit is secondary to taking advantage of accumulating Cash Value on a tax-deferred basis which you can access through loans or surrenders.

Your agent can provide hypothetical illustrations of how each Policy will perform to help you decide which Policy best suits your needs. These illustrations use an assumed rate of return. Less favorable rates of return could require you to make additional Premium Payments to maintain your Policy.

                              APPLYING FOR A POLICY

To purchase a Policy, an APPLICATION on the Insured must be submitted to us with information that includes:

     -    Requested Stated Amount (minimum of $50,000 ($75,000 in NY))

     -    Death Benefit Option

     -    Beneficiary

     -    Investment Option selections and

     -    Rider selections.

Policies generally will be issued only on the life of an Insured between the ages of 0 and 85. We will then follow certain underwriting procedures designed to determine the insurability of the proposed Insured and may require medical examinations and additional information about the proposed Insured before the application is approved. A Policy will be issued only after the underwriting process is completed to our satisfaction (ISSUE DATE). The POLICY DATE is the date we use to determine all future transactions on the Policy (e.g., deduction dates, policy years). If you pay your initial premium with your application, we will deposit that premium in a non-interest bearing account during the underwriting period.

We reserve the right to reject an application for any reason subject to the requirements imposed by law in the jurisdiction where the requested insurance Policy was to be issued and delivered. If the application is declined or cancelled, the full amount paid with the application will be refunded. We may apply increased charges for the underwriting classification of a proposed Insured.

While your application for the Policy is in underwriting, we may offer you TEMPORARY LIFE INSURANCE. To obtain the temporary insurance, you must complete the Policy Application, including the Temporary Insurance Agreement sections and you must make an advance payment. Please see "Terms and Conditions" in the Temporary Insurance Agreement for details on coverage dates and amounts.

                              WHEN COVERAGE BEGINS

Except as stated in the Temporary Insurance Agreement, no insurance will take effect prior to the later of the Issue Date or the Policy Date shown on the Policy Summary. Insurance issued will take effect on the later of the Issue Date of the Policy Date shown on the Policy Summary if, on the later of the Policy Date or the Issue Date, the health and other conditions relating to insurability remain complete and true as described in the application.

You may request a Policy Date of up to six months prior to the Issue Date for the purpose of preserving a younger Age, or other reasons, subject to our administrative procedures and state laws (a "back-dated policy"). In many, but not all cases, a younger Age will result in a smaller planned premium and lower cost of insurance charges. However, we will deduct the Monthly Deduction Amount under the Policy beginning on the Policy Date even though insurance coverage will not be effective until the Issue Date of the Policy.

                       RIGHT TO CANCEL (FREE LOOK PERIOD)

The law of the state in which your Policy is issued or delivered provides you a Right to Cancel or "free-look" period. The period varies by state but is never less than ten days from the day you receive your Policy. The Right to Cancel period for your Policy will be on the cover of your Policy.

After underwriting is complete and the Right to Cancel period begins, we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application.

To cancel a Policy during the Right to Cancel period, you must send a request in Writing along with your Policy to us within the applicable timeframe as set forth in your Policy, and we will make the refund within seven (7) days after we receive your request and returned Policy. Depending on state law we will refund to you either (1) the Policy's Cash Value plus any charges and expenses which may have been deducted minus any loans or (2) any Premiums Paid minus any Outstanding Loans.

                        TAX FREE 'SECTION 1035' EXCHANGES

You can generally exchange one life insurance policy for another in a 'tax-free exchange' under Section 1035 of the Internal Revenue Code (the "IRC"). Before making an exchange of one insurance contract for another, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. There will be a new surrender charge period for this Policy and other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income tax on the gain and potentially an early withdrawal or other penalty on the exchange. You should not exchange an existing life insurance policy for this one unless you determine, after knowing all the facts and after consulting with a tax advisor, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

                             OWNERSHIP/POLICY RIGHTS

The POLICY OWNER is the person who has the right to exercise all of the rights and options under the Policy, and to make changes to the Policy while the Insured is alive. Usually, the person who is buying the Policy is also the Policy Owner. However, in some instances, the Policy Owner can be an entity such as a trust or someone other than the person who is buying the Policy. In either situation, the Policy Owner may exercise certain rights that are described below. Some changes to the Policy require additional underwriting approval.

     -    Assigning the Policy

          The Policy Owner may assign the Policy as collateral for a loan or other obligation. We are not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment. Assigning the Policy may have tax consequences. See "Tax Treatment of Policy Benefits." You should consult a tax adviser before assigning the Policy.

     -    Receiving the MATURITY BENEFIT

          If the Insured is living on the Maturity Date, we will pay you the Cash Value of the Policy as of the Maturity Date, less any:

          1.   Outstanding Loan

          2.   Monthly Deduction Amount due but not paid and

          3. Amount payable to an assignee under a collateral assignment of the Policy.

          Upon maturity, insurance ends and we have no further obligation under the Policy.

     -    Changing or revoking a Beneficiary

          The BENEFICIARY is named in the Policy application and is the person who receives the Death Benefit when the Insured dies. More than one Beneficiary may be named and you may make your Beneficiary designation irrevocable. When the Insured dies, if no Beneficiary is alive, the Death Benefit will be paid to you, if you are alive, otherwise to your estate.

          Unless you irrevocably named the Beneficiary, you may name a new Beneficiary while the Insured is living and while your Policy is in force by writing us at our Home Office. Subject to our receipt of the change, any change in beneficiary will be effective on the date you sign the notice of change regardless of whether the Insured has died at the time we receive the notice; however, we will have no further responsibility if we made any payment before we receive the notice of change.

     -    Decreases in the Stated Amount of Insurance

          You may request a decrease in the Stated Amount after the second Policy Year, provided that the Stated Amount after any decrease is not less than the minimum amount of $50,000. For purposes of determining the Cost of Insurance charge, a decrease will reduce the Stated Amount in the following order:

          1.   against the most recent increase in the Stated Amount

          2. to other increases in the reverse order in which they occurred and

          3.   to the initial Stated Amount.

          A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is included in your gross income. Decreases in the Stated Amount may also result in an assessment of a proportional surrender charge. This charge is determined by dividing the amount of the decrease by the total Stated Amount and multiplying by the full surrender charge that would otherwise be applicable.

     -    Changing the Death Benefit Option

          You may change the Death Benefit Option from Option 1 (the Level Option) to Option 2 (the Variable Option). This change requires additional underwriting approval.

          You may also request a change from Option 2 to Option 1, without additional underwriting approval.

          Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option. Please see "Death Benefit."

     - Increases in the Stated Amount (requires additional underwriting approval)

          You may request an increase to the Stated Amount after the first Policy Year and prior to the Policy Anniversary on which the Insured is age 86. We will not allow a requested increase to the Stated Amount for less than the Minimum Increase Amount shown on your Policy Summary page. The increase will be effective on the date shown on the supplemental Policy Summary that we will send you. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. In addition, your cost of insurance will increase commensurate with the increase in the Stated Amount and in consideration of the attained age of the Insured at the time the increase is requested.

          We will require you to submit a new application and evidence of insurability for any requested increase in the Stated Amount. We require evidence of insurability because we issue an additional "insurance segment" associated with the increase. Each insurance segment will have its own issue age, risk class and in certain instances, charges. In this case, we will attribute your Cash Value to each insurance segment in the order they were added to the Policy to compute our insurance risk and to calculate the Cost of Insurance Charge.

          If you surrender all or a portion of your Policy, we will apply the corresponding per thousand surrender charge for each insurance segment and then add the surrender charges for each insurance segment together to calculate the amount of the surrender charge.

Written requests for changes should be sent to the Company's Home Office at One Cityplace, Hartford, Connecticut, 06103-3415. The Company's telephone number is 1-800-334-4298. Some of these changes may have tax consequences. You should consult a tax adviser before requesting any of these changes.

                                    PREMIUMS

--------------------------------------------------------------------------------

               AMOUNT, FREQUENCY AND DURATION OF PREMIUM PAYMENTS

The Policy allows you to choose the amount and frequency (e.g., monthly, semi-annually, annually) of your Premium Payments within certain guidelines (Planned Premium). The amount of your Premium Payment will vary based on factors including: the age, sex and rating classification of the Insured. The minimum initial premium we will accept is the amount necessary to pay the Monthly Deduction Amount due (unless you elect the Lapse Protection Guarantee Rider). If you elect the Lapse Protection Guarantee Rider at issue, there will be a minimum cumulative premium requirement in order to keep the Rider in effect. If you do not meet the minimum cumulative premium requirement on a monthly basis the Rider will lapse. (See the Lapse and Reinstatement section for more information on this Rider.)

Prior to the Maturity Date, you may request a change in the amount and frequency of your Planned Premium Payments and also make unscheduled Premium Payments as long as receipt of such payments or change would not disqualify the Policy as life insurance under applicable federal tax laws. We reserve the right to require evidence of insurability before we accept any additional Premium Payment that would increase insurance coverage.

You may make Premium Payments by:

     - mailing a check, payable to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut, as applicable, to P.O. Box 371888, Pittsburgh, PA 15250-7888; or

     - by direct checking account deductions (you must complete a pre-authorization collection form); or

     -    by wire transfer.

We will not accept cash, money orders or travelers checks.

If you do not make your Planned Premium Payment on schedule, your policy may lapse. In addition, even if you make your Planned Premiums on schedule, your Policy may lapse if the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. In either of these cases, before your Policy lapses your Policy will be in default and a GRACE PERIOD will begin. Thirty days after the default happens we will send you a lapse notice stating the amount due to keep the Policy in effect and the date by which you must pay it. If the Insured dies during the Grace Period before you have paid the required premium, we will still pay the Death Benefit under the Policy although we will reduce the Death Benefit proceeds by any Monthly Deduction Amount due and the amount of any outstanding loans.

                         ALLOCATION OF PREMIUM PAYMENTS

During the underwriting period, any Premium we receive will be placed in a non-interest bearing account. After underwriting is complete and the Right to Cancel period begins, thereafter we will apply your Net Premium to the Investment Options and the Fixed Account as you indicate on your application (premium allocation instructions).

You may change your premium allocation instructions upon written request to us (or any other notification we deem satisfactory). Any allocation change will be effective on the date we record the change. Any future premiums will be allocated in accordance with the new allocation, unless we receive contrary written instructions.

Unless underwriting is required, we will process a Premium Payment or other transaction as of the next computed Accumulation Unit Value of an Investment Option following our receipt of the Premium Payment or other transaction request in good order.

                            VALUES UNDER YOUR POLICY

--------------------------------------------------------------------------------

                                   CASH VALUE

Each Policy has a CASH VALUE that is used as the basis for determining Policy benefits and charges. On each business day your Policy has a Cash Value which we use to determine how much money is available to you for loans, surrenders and in some cases the Death Benefit.

A Policy's Cash Value is the sum of the values held in the INVESTMENT OPTIONS, the FIXED ACCOUNT and the LOAN ACCOUNT. A Policy's Cash Value will change daily, has no guaranteed minimum value and may be more or less than the Premiums paid. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (A VALUATION DATE). The period between successive Valuation Dates is called a VALUATION PERIOD.

The Cash Value will increase or decrease depending on the investment performance of the Investment Options, the Premium Payments you make, the fees and charges we deduct and any Policy transactions (loans, withdrawals, surrenders) you make.

                           INVESTMENT OPTION VALUATION

The value of each Investment Option is measured in ACCUMULATION UNITS. We value each Investment Option on each Valuation Date. Every time you allocate or transfer money to or from an Investment Option we convert that dollar amount into units. The value of an Accumulation Unit for each Investment Option is initially set at $1.00 and may vary among Investment Options and from one Valuation Period to the next. We determine each Investment Option's Accumulation Unit Value (AUV) on each Valuation Date by multiplying the value on the immediately preceding Valuation Date by the corresponding NET INVESTMENT FACTOR (see below) for the Valuation Period just ended. For example, to calculate Monday's Valuation Date price, we would multiply Friday's Accumulation Unit Value by Monday's Net Investment Factor.

The Net Investment Factor is simply an index we use to measure the investment performance of an Investment Option from one Valuation Period to the next. Each Investment Option has a Net Investment Factor for each Valuation Period that may be greater or less than one. Therefore, the value of an Accumulation Unit (and the value of the Investment Option) may increase or decrease.


                                                                            a
We determine the NET INVESTMENT FACTOR for any Valuation Period using    ------    - c
  the following equation:                                                   b


A is:

     1. the net asset value per share of the Fund held in the Investment Option as of the Valuation Date plus

     2. the per-share amount of any dividend or capital gain distribution on shares of the Fund held by the Investment Option if the ex-dividend date occurs in the Valuation Period just ended plus or minus

     3. a per-share charge or credit, as we may determine on the Valuation Date for tax reserves and

B is:

     1. the net asset value per share of the Fund held in the Investment Option as of the last prior Valuation Date plus or minus

     2. the per-share or per-unit charge or credit for tax reserves as of the end of the last prior Valuation Date and

C is the applicable Investment Option deduction for the Valuation Period.

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience. The Separate Account will redeem Fund shares at their net asset value, to the extent necessary to make payments under the Policy.

Premium Payments will be credited to your Policy based on the Accumulation Unit Value next determined of the applicable Investment Option after we receive the Premium Payment in good order.

Transfers between Investment Options will result in the addition or reduction of Accumulation Units having a total value equal to the dollar amount being transferred to or from a particular Investment Option. The number of Accumulation Units will be determined by dividing the amount transferred by the Accumulation Unit Value of the Investment Options involved as of the next Valuation Date after we receive your request for transfer at our Home Office.

                             FIXED ACCOUNT VALUATION

The Fixed Account value on the Policy Date is equal to the portion of the initial Net Premium allocated to the Fixed Account. The Fixed Account value on each subsequent day is equal to the Fixed Account value on the preceding day, plus:

     a. Net Premium Payments allocated to the Fixed Account since the preceding day

     b. Amounts transferred to the Fixed Account from the Investment Options and the Loan Account since the preceding day

     c.   Interest credited to the Fixed Account since the preceding day,

     minus:

     d. Amounts transferred out of the Fixed Account to the Investment Options and the Loan Account since the preceding day

     e. Amounts transferred out of the Fixed Account to pay applicable Deduction Amount charges (the portion of the Deduction Amount charged will be based upon the proportion of the Fixed Account value relative to the Cash Value) since the preceding day

     f. Any transfer charges that have been deducted from the Fixed Account since the preceding day

     g. Any surrender amounts, including applicable surrender charges, that have been deducted from the Fixed Account since the preceding day

     h. Any Stated Amount decrease charges that have been deducted from the Fixed Account since the preceding day.

                             LOAN ACCOUNT VALUATION

When you borrow money from us using the Policy as collateral for the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account as collateral for that loan. The value in the Loan Account is charged a fixed rate of interest declared by us that will not exceed 5.66% in Policy Years 1-15 and 4.76% in Policy Years 16 and later on an annual basis. We charge this interest in advance at the beginning of each Policy Year. In addition, the value in the Loan Account will be credited, in arrears, with a fixed rate of interest declared by us that will be at least 4% annually.

When we determine a Policy's Cash Value, the value in the Loan Account (i.e., the amount adjusted for any repayments or additional Policy loan we transferred from the Investment Options and the Fixed Account to secure the loan) and the result of any interest charged or credited on such amount, is added together with the values in the Investment Options and the Fixed Account.

                                    TRANSFERS

--------------------------------------------------------------------------------

                             TRANSFERS OF CASH VALUE

Generally, you may transfer Cash Value among the Investment Options. Transfer requests received at our Home Office that are in good order before the close of the New York Stock Exchange (NYSE) will be processed according to the value(s) next computed following the close of business. Transfer requests received on a non-business day or after the close of the NYSE will be processed based on the value(s) next computed on the next business day.

MARKET TIMING/EXCESSIVE TRADING

THE POLICY IS INTENDED FOR USE AS A LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO SERVE AS A VEHICLE FOR EXCESSIVE TRADING OR MARKET TIMING IN AN ATTEMPT TO TAKE ADVANTAGE OF SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET. Frequent requests from Policy Owners to transfer Cash Value may dilute the value of a Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Fund and the reflection of that change in the Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Funds and may disrupt Fund management strategy, requiring a Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Funds, which in turn adversely affect Policy Owners and other persons who may have an interest in the Policies (e.g. beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Funds (i.e. American Funds Global Growth Fund, Dreyfus Variable Investment Fund Developing Leaders Portfolio, Fidelity VIP High Income Portfolio, Franklin Small-Mid Cap Growth Securities Fund, Janus Aspen Global Technology Portfolio, Janus Aspen Worldwide Growth Portfolio, Legg Mason Partners Variable High Income Portfolio, Legg Mason Partners Variable International All Cap Opportunity Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS(R) Emerging Markets Equity Portfolio, MFS Index Portfolio -- the "Monitored Funds") and we monitor transfer activity in those Monitored Funds. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Funds within given periods of time. For example, we currently monitor transfer activity to determine if for each of the Monitored Funds, in a three-month period there were two or more "round-trips" of a certain dollar amount or greater. A round-trip is defined as a transfer in followed by a transfer out within the next 10 calendar days or a transfer out followed by a transfer in within the next 10 calendar days. In the case of a Policy that has been restricted previously, a single round-trip of a certain dollar amount or greater will trigger the transfer restrictions described below.

We do not believe that other Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Funds. We may change the Monitored Funds at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Funds, we rely on the underlying Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; any additional violation will result in the imposition of the transfer restrictions described below. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.

Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Funds that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy Owners or other persons who have an interest in the Policies, we will exercise our contractual right to revise, suspend or eliminate transfer privileges, including limiting the acceptable mode of requesting transfers, and thereafter will only accept transfer requests via regular U.S. mail and will reject transfer requests requested via facsimile, telephone or Internet. In addition, we also reserve the right, but do not have the obligation, to further restrict the right to request transfers by any market timing firm or any other third party who has been authorized to initiate transfers on behalf of multiple Policy Owners. We may, among other things:

     - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one Policy Owner, or

     - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one Policy Owner.

Transfers made under a Dollar Cost Averaging Program, a rebalancing program, or, if applicable, any asset allocation program described in this prospectus are not treated as a transfer when we evaluate trading patterns for market timing or excessive trading.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy Owners and other persons with interests in the Policies. We do not accommodate market timing in any Fund and there are no arrangements in place to permit any policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Funds, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds. If a Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares as a result of any of the Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single policy owner. You should read the Fund prospectuses for more details.

     TRANSFER OF CASH VALUE FROM THE FIXED ACCOUNT TO THE INVESTMENT OPTIONS

You may only transfer amounts from the Fixed Account to any of the Investment Options twice each Policy Year. The amount of each transfer may not exceed the greater of: (a) $500 or (b) 12.5% of the Fixed Account value as of the date we receive your transfer request. We are currently not enforcing these restrictions although we reserve the right to do so in the future. The Fixed Account is not available for transfers to the Investment Options through the Dollar Cost Averaging program. In addition, the Fixed Account is excluded from all Portfolio Rebalancing programs.

     TRANSFER OF CASH VALUE FROM THE INVESTMENT OPTIONS TO THE FIXED ACCOUNT

We reserve the right to limit or deny requests for transfers from any Investment Option into the Fixed Account if, at the time we receive the request: (a) the Fixed Account value is greater than or equal to 30% of the Cash Value of your Policy or (b) the Fixed Account value would become greater than or equal to 30% of your Policy's Cash Value as a result of the requested transfer. We are currently not enforcing these restrictions although we reserve the right to do so in the future.

                               TELEPHONE TRANSFERS

The Policy Owner may make a transfer request in writing by mailing the request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

                       DOLLAR-COST AVERAGING (DCA PROGRAM)

You may establish automated transfers of Cash Value on a monthly or quarterly basis from any Investment Option to any other available Investment Option by completing our DCA authorization form or through other written request acceptable to us. You must have a minimum of $5000 of Cash Value in the Investment Option from which amounts will be transferred out of to enroll in the DCA Program. The minimum automated transfer amount is $100.

You may start or stop participation in the DCA Program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of Cash Value, you should consider the risks involved in switching between Investment Options available under this Policy. Dollar-Cost Averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

The Fixed Account is not eligible for participation in the Dollar-Cost Averaging program.

                              PORTFOLIO REBALANCING

This program can help prevent a structured investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages for the Investment Options you most recently selected to shift. Under this program, you may instruct us to periodically, and automatically, reallocate values in your Policy to help keep your investments properly aligned with your investment strategy. You may participate in the Portfolio Rebalancing Program by completing our rebalancing form. The Fixed Account is excluded from all rebalancing program transactions.

                                  DEATH BENEFIT

--------------------------------------------------------------------------------

If your Policy is in effect on the death of the Insured, we will pay your Beneficiary a Death Benefit. WE MAY REDUCE THE DEATH BENEFIT PAYABLE AS DISCUSSED BELOW UNDER "PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS." All or part of the Death Benefit may be paid in cash or applied to one or more of the PAYMENT OPTIONS described in the following pages.

You may select one of two Death Benefit Options when you purchase the Policy. The amount of the Death Benefit will depend on which Death Benefit Option you select. However, as long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Monthly Deduction Amount.

OPTION 1 (THE LEVEL OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy on the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

OPTION 2 (THE VARIABLE OPTION)

The Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death or, if greater, the Minimum Amount Insured as of the date of the Insured's death.

In order to be treated as life insurance under federal tax law, the Policy's Death Benefit must meet or exceed the minimum requirements of either the Guideline Premium Test or the Cash Value Accumulation Test (the MINIMUM AMOUNT INSURED). These tests generally impact the Death Benefit when a Policy Owner has a relatively large Cash Value in relation to the Stated Amount. This Policy uses the GUIDELINE PREMIUM TEST.

Under the Guideline Premium Test, a Policy's Death Benefit will not be less than the Policy's Cash Value times the corridor factor under the Code. The corridor factors, which require that the Death Benefit be greater than the Policy's

Cash Value by a percentage that decreases over time, are shown in your Policy. The following is a summary of the percentages. For attained ages not shown, the percentages decline pro rata each year.


 ATTAINED AGE
OF THE INSURED    CORRIDOR FACTORS
--------------    ----------------


     0-40               250%
      45                215%
      50                185%
      55                150%
      60                130%
      65                120%
      70                115%
      75                105%
      95+               100%


The investment performance of the Funds, expenses and deduction of charges all impact Cash Value. In some circumstances, the Death Benefit may vary with the amount of the Cash Value. Under Death Benefit Option 1, the Death Benefit will vary with the Cash Value whenever the Cash Value multiplied by the applicable Minimum Amount Insured percentage set forth in Section 7702 of the Code is greater than the Stated Amount. Under Death Benefit Option 2, the Death Benefit will always vary with the Cash Value because the Death Benefit is equal to the Stated Amount of the Policy plus the Cash Value as of the date of the Insured's death (or if greater, the Minimum Amount Insured as of the date of the Insured's death). Finally, if the investment performance of the Funds is too low and the Cash Value of your Policy falls below the amount necessary to pay the Monthly Deduction Amount due and you do not send us sufficient Premium, your Policy may lapse and no coverage will be in effect.

                             DEATH BENEFIT EXAMPLES

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under each Death Benefit Option. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy Loan.

                         OPTION 1 -- LEVEL DEATH BENEFIT

In the following examples of an Option 1 Level Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit of the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

                       OPTION 2 -- VARIABLE DEATH BENEFIT

In the following examples of an Option 2 Variable Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

                        CHANGING THE DEATH BENEFIT OPTION

You may change the Death Benefit Option by sending a written request to the Company. With some changes from Option 2 (Variable Benefit) to Option 1 (Level Benefit), involving substantially funded Policies, there may be a cash distribution, which is included in gross income. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 is also subject to underwriting. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before making any change.

                  PAYING THE DEATH BENEFIT AND PAYMENT OPTIONS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any unpaid Monthly Deduction Amount, any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. If no Beneficiary is alive when the Insured has died, the Death Benefit will be paid to the Policy Owner, if alive, otherwise, the Death Benefit will be paid to the Policy Owner's estate. In addition, we may defer payment of proceeds that exceed the Cash Value for up to six months from the date of the request for the payment.

If the Insured commits suicide within two years following the Issue Date, limits on the amount of Death Benefit paid will apply (see Limits on Right to Contest and Suicide Exclusion). In addition, if the Insured dies during the 31-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Monthly Deduction Amount that is due and unpaid.

We will pay policy proceeds in a lump sum, unless you or the Beneficiary selects another of the Company's PAYMENT OPTIONS. We may defer payment of proceeds, which exceed the Cash Value for up to six months from the date of the request for payment. A combination of options may be used. The minimum amount that may be placed under a Payment Option is $5,000 unless we consent to a lesser amount. Proceeds applied under a Payment Option will no longer be affected by the investment experience of the Investment Options.

The following Payment Options are available under the Policy:

     OPTION 1 -- Payments of a fixed amount

     OPTION 2 -- Payments for a fixed period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-Thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                              BENEFITS AT MATURITY

--------------------------------------------------------------------------------

If your Policy is in effect on the Maturity Date, we will pay the Policy's Cash Value less any Outstanding Loan, any unpaid Monthly Deduction Amount and any amounts payable to an assignee under a collateral assignment of the Policy. We will then have no further obligations under the Policy.

We offer two riders, the Maturity Extension Rider and the Coverage Extension Rider that may extend your coverage beyond the Policy's Maturity Date. However, the tax consequences of continuing the Policy beyond the Maturity Date are unclear. You should consult your tax adviser before electing the rider to assess any potential tax liability. Details about these riders are in the "Other Benefits -- Riders" section below.

                                 OTHER BENEFITS

--------------------------------------------------------------------------------

                                 EXCHANGE OPTION

Once the Policy is in effect, you may exchange it during the first two (2) Policy Years for a form of non-variable life insurance issued by the Company (or an affiliated company, if allowed by state law) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Stated Amount will be the same for each Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy Loan must be repaid before we will make an exchange. In addition, there may be an equitable adjustment in payments and Cash Values to reflect variance, if any, in the payments (and charges) and Cash Values under this policy and the new policy. If you make an exchange, the current Cash Value of this Policy will be increased by the cost of insurance charges assessed under the Policy since the Policy Date. This amount is then used to purchase the non-variable permanent life insurance (new policy). We will then adjust the new policy for insurance charges that would have been paid had you originally purchased the new policy (with the same Stated Amount as the old Policy) on the Policy Date of this Policy. If these adjustments result in the Policy not qualifying as life insurance under applicable federal tax laws, we may make a cash distribution to you, which may be taxable.

                    RIDERS (SUPPLEMENTAL INSURANCE BENEFITS)

You may elect to have one or more of the following Riders added to your Policy. There may be costs associated with these Riders. Certain Riders may not be available in all states. The descriptions below are intended to be general; the terms of the Riders providing the additional benefits may vary from state to state, and you should consult the Policy and Rider.



ACCIDENTAL DEATH BENEFIT RIDER     Additional death benefit if Insured's death results from
                                   bodily injury before age 70.
ACCELERATED DEATH BENEFIT          Access a portion of death benefit in the event of
                                   terminal illness or permanent confinement to a nursing
                                   care facility.
CHILD TERM INSURANCE RIDER         Provides level term insurance for Insured's children,
                                   stepchildren or legally adopted children.
COST OF LIVING ADJUSTMENT RIDER    Allows automatic increases in the face amount based on
                                   increases in the Consumer Price Index.
COVERAGE EXTENSION RIDER           The Coverage Extension Rider allows the policy to
  (AVAILABLE ONLY IF THE           continue in force beyond the Maturity Date. The policy
  INSURED'S ISSUE AGE IS 80 OR     will be continued until the earlier of the Insured's
  LESS)                            Death or the receipt of a request for full surrender. The
                                   Death Benefit after the Maturity Date will be equal to
                                   the Amount Insured as of the date of Death, minus any
                                   loan amount due and any amounts payable under a
                                   collateral assignment of the policy. After the Maturity
                                   Date, interest on loans will continue to accrue and will
                                   be added to the total Loan Account value, and loan
                                   repayments will be accepted. New loans, partial
                                   surrenders and transfers among the Investment Options
                                   (funds) will continue to be permitted after the Maturity
                                   Date. There is no charge for this rider.

FULL SURRENDER CHARGE WAIVER       For policies with a minimum initial premium of
  RIDER                            $50,000, -- allows the surrender charges to be waived if
                                   the policy is fully surrendered during the first five
                                   policy years. There is a charge for this rider.
LAPSE PROTECTION GUARANTEE         This Rider is only available with Death Benefit Option 1.
  (LIFETIME)                       The Rider provides that if, during the lifetime of the
                                   Insured the total premiums paid, less any outstanding
                                   loans or partial surrenders equals or exceeds the
                                   cumulative Monthly Lapse Protection Premium shown in the
                                   Policy, a Lapse Protection Guarantee will apply. With
                                   this Rider, the Policy will not lapse on a Monthly
                                   Deduction Day even if the Cash Surrender Value is not
                                   enough to cover the Monthly Deduction Amount due. The
                                   Monthly Lapse Protection Premium will change to reflect
                                   any changes you make to the Stated Amount or Riders under
                                   the Policy. If you make a change, we will send you an
                                   updated Policy Summary page showing you the new Monthly
                                   Lapse Protection Premium that must be met. This Rider may
                                   be cancelled if you switch to Death Benefit Option 2. The
                                   Monthly Lapse Protection Premium requirement increases
                                   after the 10th Policy Year.
LAPSE PROTECTION GUARANTEE (20     This Rider is only available with Death Benefit Option 1.
  YEAR)                            The Rider provides that if, during the first 20 Policy
                                   Years, the total premiums paid, less any outstanding
                                   loans or partial surrenders equals or exceeds the
                                   cumulative Monthly Lapse Protection Premium shown in the
                                   Policy, a Lapse Protection Guarantee will apply. With
                                   this Rider, the Policy will not lapse on a Monthly
                                   Deduction Day even if the Cash Surrender Value is not
                                   enough to cover the Monthly Deduction Amount due. The
                                   Monthly Lapse Protection Premium will change to reflect
                                   any changes you make to the Stated Amount or Riders under
                                   the Policy. If you make a change, we will send you an
                                   updated Policy Summary page showing you the new Monthly
                                   Lapse Protection Premium that must be met. This Rider may
                                   be cancelled if you switch to Death Benefit Option 2.
                                   There is a charge for this Rider.
MATURITY EXTENSION RIDER           The Maturity Extension Rider allows the policy to
  (AVAILABLE ONLY IF THE           continue in force beyond the Maturity Date. The policy
  INSURED'S ISSUE AGE IS BETWEEN   will be continued until the earlier of the Insured's
  81-85)                           Death or the receipt of a request for full surrender. The
                                   Death Benefit after the Maturity Date will be equal to
                                   the Cash Value as of the date of Death, minus any Loan
                                   Account value and any amounts payable under a collateral
                                   assignment of the policy. After the Maturity Date,
                                   interest on loans will continue to accrue and will be
                                   added to the total Loan Account value, and loan
                                   repayments will be accepted. New loans, partial
                                   surrenders and transfers among the Investment Options
                                   (funds) will continue to be permitted after the Maturity
                                   Date. There is no charge for this rider.
RETURN OF PREMIUM RIDER            Provides annual increases to the Stated Amount of the
                                   Policy on each Policy Anniversary. No evidence of
                                   insurability is required. The amount of each annual
                                   increase will be equal to the sum of the total amount of
                                   increases that have been provided under this Rider as of
                                   the preceding Policy Anniversary, multiplied by the
                                   Return of Premium Rate shown in the Rider; plus the total
                                   premiums received by us and applied to the Policy during
                                   the preceding Policy Year, multiplied by 100% plus the
                                   Return of Premium Rate. There is a maximum sum of
                                   increases provided under this Rider and once the maximum
                                   is reached, no further increases will be allowed. There
                                   is no charge for this Rider (charges for the increases in
                                   Stated Amount will apply).
SPECIFIED AMOUNT PAYMENT RIDER     Credits specified amount to the Cash Value in the event
                                   of total disability.
SPOUSE TERM INSURANCE RIDER        Provides additional death benefit coverage for the
                                   Insured's spouse.
WAIVER OF DEDUCTION AMOUNT RIDER   Waives Monthly Deduction Amount in the event of
                                   disability.

                                POLICY SURRENDERS

--------------------------------------------------------------------------------

You may withdraw all or a portion of the Cash Surrender Value from the Policy on any day that the Company is open for business. Withdrawing all or a portion of the Cash Surrender Value may have tax consequences. (See "Tax Treatment of Policy Benefits.")

                                 FULL SURRENDER

You may surrender the Policy and receive its Cash Surrender Value. (You may request a surrender without the Beneficiary's consent provided the Beneficiary has not been designated as irrevocable. If so, you will need the Beneficiary's consent.) The Cash Surrender Value will be determined as of the date we receive the written request at our Home Office. The Cash Surrender Value is the Cash Value, minus any outstanding Policy loans and benefits received under the Accelerated Death Benefit Rider, and any surrender charge. We will pay you within seven (7) days after we receive your request in good order. The Policy will terminate on the date we receive your request.

                                PARTIAL SURRENDER

You may request a partial surrender of the Policy. The minimum amount is $500. The amount paid to you will be the net amount requested. We will deduct the net amount surrendered plus any applicable surrender charge pro rata from all your selected Investment Options and the Fixed Account, unless you give us other written instructions. When you request a partial surrender, the portion of the Cash Value deducted from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A deduction greater than this proportionate amount is not permitted. We will pay you within 7 days after we receive your request.

In addition to reducing the Policy's Cash Value and Amount Insured, partial surrenders will reduce the Death Benefit payable under the Policy. Under Option 1 (the Level Option), the Policy's Stated Amount will be reduced by the surrender amount. Under Option 2 (the Variable Option), the Policy's Cash Value, which is part of the Death Benefit, will be reduced by the surrender amount. We may require you to return the Policy to record this reduction.

                                  POLICY LOANS

--------------------------------------------------------------------------------

While the Policy is in force, you may borrow money using the Policy as the only security (collateral) for the loan. A loan that is taken from, or secured by, a Policy may have tax consequences. (See "Federal Tax Considerations.")

                                 LOAN CONDITIONS

     - You may borrow up to 100% of the Policy's Cash Value, minus surrender charges. We determine Cash Value on the day we receive the written loan request. We will charge you interest on the amount of the loan.

     - The loan request must be at least $500, except where state law requires a different minimum.

     - To secure the loan, we transfer an amount equal to the loan from the Investment Options and the Fixed Account to the Loan Account. We make the transfer from the Investment Options on a pro rata basis, unless you give us different allocation instructions. The portion of the loan transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date we receive your request. A loan from the Fixed Account in an amount greater than this proportionate amount is not permitted.

     - Amounts in the Loan Account earn interest at a rate of 4% per year in arrears.

     - We normally pay the amount of the loan within seven (7) days of our receipt of the written loan request. We may postpone the payment of the loans under certain conditions.

     - We charge interest on the outstanding amount of your loan(s), and you must pay this interest in advance, at the beginning of each Policy Year, at the rate shown below. (The rate may be different in some states, but the difference between the interest rate we charge and the interest rate we credit will never be greater than 2.00%, please see your Policy.) Interest not paid when due will be added to the amount of the loan, and will bear interest at the same rate (resulting in an effective annual loan interest rate of 6.00% in the first 15 Policy Years, and 5% thereafter, on the loan amount outstanding at the beginning of the Policy Year). When you take a loan, we will calculate an interest charge from the date of the loan until the beginning of the next Policy Year, at the rate shown below, and we will add that interest to the amount of your loan. You may choose to pay this interest in order to avoid any additional interest charge thereon. We will transfer the amount of the unpaid interest from the Investment Options on a pro rata basis to the Loan Account. The portion of the unpaid loan interest transferred from the Fixed Account is based on the proportion of the Fixed Account value relative to the Cash Value of the Policy as of the date the unpaid loan interest is added to the Outstanding Loan. If you have an Outstanding Loan and request a second loan, we will add the amount of Outstanding Loan to the loan request. The table below shows the interest rates we will charge.


POLICY YEARS    RATE CHARGED
------------    ------------


   1 -- 15          5.66%
16 and later        4.76%


     - You may repay all or a part of your Outstanding Loans at any time while the Insured is alive by sending the repayment to our Home Office.

     - Unless you request otherwise, we will apply any payment that we receive while there is a loan on the Policy as follows: first, towards repayment of any loan interest due; next, towards repayment of the loan principal; and last, as a premium payment to the Policy.

     - As you repay the loan, we deduct the amount of the repayment from the Loan Account and credit the payment to the Investment Options based on your current premium allocations.

     - We will deduct any unpaid loan amount, including interest you owe, from your Cash Value when you surrender the Policy and from the Death Benefit proceeds payable.

     - If any unpaid loan amount, including any interest you owe, equals or exceeds the Cash Value, causing the Cash Surrender Value of your Policy to become zero, then your Policy will enter a 31-day grace period. (See "Lapse and Reinstatement".)

                                EFFECTS OF LOANS

A loan affects the Policy, because we reduce the Death Benefit proceeds and Cash Surrender Value under the Policy by any Outstanding Loan amount. Repaying the loan causes the Death Benefit proceeds and Cash Surrender Value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan amount in the Loan Account. The amount is not affected by the performance of the Investment Options and may not be credited with the same interest rates currently accruing on amounts allocated to the Fixed Account. Amounts transferred from an Investment Option to the Loan Account will affect the value in that Investment Option because we credit such amounts with an interest rate we declare, rather than with a rate of return reflecting the investment results of that Investment Option.

There are risks involved in taking a loan, a few of which include an increased potential for the Policy to lapse if projected earnings, taking into account Outstanding Loans, are not achieved. A loan may have tax consequences. (See "Tax Treatment of Policy Benefits.") In addition, the tax consequences of a loan after the fifteenth Policy Year are uncertain.

You should consult a tax adviser before taking out a loan.

We will notify you (and any assignee of record) if the sum of your loans plus interest you owe on the loans is more than the Cash Surrender Value. If you do not submit a sufficient payment within 31 days from the date of the notice, your Policy may lapse.

                             LAPSE AND REINSTATEMENT

--------------------------------------------------------------------------------

                                      LAPSE

Generally, if on any Deduction Date, the Cash Surrender Value of your Policy is too low to cover the Monthly Deduction Amount, your Policy will be in default and a grace period will begin. Thirty days after the default happens, we will send you a lapse notice to your last known address that the Policy may terminate. The notice will state the amount due to keep the Policy in effect and the date by which you must pay the amount due.

                                  GRACE PERIOD

After the lapse notice is sent, if you do not pay the required amount within 31 days (subject to state law) the Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

As long as there is an Outstanding Loan, we will treat that portion of any sufficient payment received during the grace period that is less than or equal to the amount of the Outstanding Loan as a repayment of the Outstanding Loan and not as an additional Premium Payment unless you request otherwise. Accordingly, we will transfer the assumed loan repayment amount from the Cash Value held in our Loan Account to the Investment Options and/or Fixed Account, thereby increasing the Cash Surrender Value and potentially preventing a lapse.

If the Insured dies during the Grace Period before you have paid the required premium, the Death Benefit will still be payable to the Beneficiary, although we will reduce the amount of the Death Benefit proceeds by the Monthly Deduction Amount due plus the amount of any Outstanding Loan.

                   LAPSE PROTECTION GUARANTEE RIDER (LIFETIME)

This rider is available only with Death Benefit Option 1 (the Level Option). The Rider provides that if, during the lifetime of the Insured, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, Age of the Insured and the Stated Amount of the Policy. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to Riders under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

                   LAPSE PROTECTION GUARANTEE RIDER (20 YEAR)

This 20 Year rider is available only with Death Benefit Option 1 (the Level Option). The 20 Year Rider provides that if, during the first 20 Policy Years, the total premiums paid, less any outstanding loans or partial surrenders, equals or exceeds the cumulative Monthly Lapse Protection Premium shown in the Policy, a Lapse Protection Guarantee will apply. The Monthly Lapse Protection Premium is primarily based on the sex, underwriting classifications, Age of the Insured and the Stated Amount of the Policy. With this Rider, the Policy will not lapse on a monthly deduction day even if the Cash Surrender Value is not enough to cover the Monthly Deduction Amount due.

The Monthly Lapse Protection Premium will change to reflect any increases you make to the Stated Amount or changes to the Rider under the Policy. If you make a change, we will send you an updated Policy Summary page showing the new Monthly Lapse Protection Premium that must be met. The 20 Year Rider will be cancelled if you switch to Death Benefit Option 2 (the Variable Option).

State law may affect the availability and some of the terms of this Rider.

                                  REINSTATEMENT

You may reinstate the Policy within three (3) years from the date on which the Monthly Deduction Amount was last paid if:

     (1)  the Policy was not surrendered for cash

     (2)  you furnish us with acceptable evidence of insurability

     (3)  you pay all past due Monthly Deduction Amounts

     (4) you pay Premium Payments equaling the next three Monthly Deduction Amounts (subject to state law); and

     (5)  you pay the amount of any outstanding loan.

Upon reinstatement, the Policy's Cash Value will be the amount provided by the Premium Payments you made, plus any Cash Value as of the date of lapse.

                           FEDERAL TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The effect of federal income taxes on the economic benefits provided under the Policy depends on a variety of factors, including but not limited to, the tax status of the Policy Owner and the tax treatment of the Policy (whether it is a Modified Endowment Contract). This tax treatment is highly complex. The following SUMMARY PROVIDES A GENERAL DESCRIPTION OF THE MATERIAL FEDERAL TAX CONSEQUENCES to the Policy owner and Beneficiary of buying, holding and exchanging rights under the Policy. This discussion is only a brief general summary and does not purport to be complete or cover all situations and is not intended as tax or legal advice. This discussion is based upon the Company's understanding of the federal income tax laws as currently interpreted by the U.S. Treasury ("Treasury") and the Internal Revenue Service (IRS). The Company cannot guarantee that those laws or interpretations will remain unchanged.

It should be understood that this is not an exhaustive discussion of all tax questions that might arise under the Policies. No attempt has been made to address any federal estate tax or state and local tax considerations that may arise in connection with a Policy. For complete information, a qualified tax or legal adviser should be consulted.

IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

                      POTENTIAL BENEFITS OF LIFE INSURANCE

A life insurance contract, including the Policy, is a unique financial instrument that along with providing protection for premature death, also provides a number of potential tax advantages including:

     - INCOME TAX-FREE DEATH BENEFITS (e.g., the Death Benefit under the Policy, including the portion attributable to the increase in value based on the Investment Options, may pass to your Beneficiary free of income taxes if the requirements of IRC Section 101 are satisfied.)

     - INCOME TAX-FREE GROWTH OF POLICY CASH VALUES (e.g., within the Policy, any increase in value based on the Investment Options may be tax-deferred until withdrawn -- including tax-free transfers among the Investment Options, and as mentioned above, will not be subject to federal income taxes if paid as a Death Benefit.)

     - INCOME TAX-FREE ACCESS TO CASH VALUE THROUGH LOANS AND/OR WITHDRAWALS (e.g., under certain circumstances, such as where you adhere to certain premium limits, a Policy Owner may access cash from the Policy through a withdrawal, up to the tax basis, or a loan without facing tax consequences.)

Whether and how these benefits may be utilized is largely governed by IRC Sections 7702, 7702A, 817 and 101. These federal tax laws were passed to ensure that the tax advantages of life insurance are not abused.

In sum, these federal tax laws, among numerous other things, establish the following:

     -    A definition of a life insurance contract

     -    Diversification requirements for separate account assets

     - Limitations on policy owner's control over the assets in a separate account

     - Guidelines to determine the maximum amount of premium that may be paid into a policy

     -    Limitations on withdrawals from a policy

     - Qualification testing for all life insurance policies that have cash value features.

                            TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

In order for this Policy to offer some or all of the tax advantages described above, it must meet the definition of a life insurance contract under SECTION 7702 OF THE IRC. Complying with either the cash value accumulation test or the guideline premium test set forth in IRC Section 7702 will satisfy this definition. This Policy uses the guideline premium test. Guidance as to how IRC
Section 7702 and the guideline premium test are to be applied, however, is limited. If a Policy were determined not to be a life insurance contract for purposes of IRC Section 7702, such Policy would not provide the tax advantages normally described above.

The Company believes that it is reasonable to conclude that the Policy meets the IRC Section 7702 definition of a life insurance contract. The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

In addition to meeting the definition of a life insurance contract in IRC
Section 7702 of the IRC, to qualify as life insurance for federal income tax purposes, separate account investments (or the investments of a Fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must also be "adequately diversified" pursuant to SECTION 817(H) of the IRC.

The Separate Account, through the funds, intends to comply with these requirements. Although the Company does not control the funds, the Company intends to monitor the investments of the mutual funds to ensure compliance with the diversification requirements.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their policy or contract rather than the insurance company. In those circumstances, a proportionate share of the income and gains from the separate account assets would be includable in the variable contract owner's gross income each year.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets IF THE CONTRACT OWNER POSSESSES INCIDENTS OF OWNERSHIP IN THOSE SEPARATE ACCOUNT ASSETS, such as the ability to exercise investment control over the assets. While we believe that the Policy does not give the Policy Owner investment control over the separate account assets, we reserve the right to modify the Policy as necessary to prevent a Policy Owner from being treated as the owner of the separate account assets supporting the Policy.

                        TAX TREATMENT OF POLICY BENEFITS

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

IN GENERAL

The Company believes that the DEATH BENEFIT UNDER THE POLICY WILL BE EXCLUDABLE FROM THE GROSS INCOME OF THE BENEFICIARY under IRC Section 101(a)(1); unless the Policy has been transferred for value and no exception to the transfer for value rules set forth in the IRC Section 101 (a) (2) applies.

In the case of employer-owned life insurance as defined in IRC Section 101(j), the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the Death Benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of Death Benefits, it is advisable to consult tax counsel.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. (See discussion of "Modified Endowment Contracts" below.) Depending on the circumstances, the exchange of one life insurance policy for another, a change in the policy's face amount, a change in the policy's death benefit option, a payment of an increased level of premiums, a policy loan, a partial or full surrender, a lapse with outstanding Indebtedness, a change in ownership, or an assignment of the policy may have federal income tax consequences. Furthermore, such actions may have Federal gift and estate, as well as state and local tax consequences that will depend upon the financial situation and other circumstances of each owner or beneficiary. You should consult your tax or legal adviser for further advice on all tax issues.

THE TAX CONSEQUENCES OF DISTRIBUTION FROM, AND LOANS TAKEN FROM OR SECURED BY, A POLICY DEPEND ON WHETHER THE POLICY IS CLASSIFIED AS A "MODIFIED ENDOWMENT CONTRACT."

MODIFIED ENDOWMENT CONTRACTS

Special tax considerations apply to "Modified Endowment Contracts" (MEC). A MEC is defined under tax law as ANY POLICY THAT SATISFIES THE PRESENT DEFINITION OF A LIFE INSURANCE CONTRACT UNDER IRC SECTION 7702 BUT WHICH FAILS TO SATISFY A 7-PAY TEST SET FORTH IN IRC SECTION 7702A. A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun to determine whether the policy constitutes a MEC. A decrease to the stated amount of the Policy may cause a re-test under the 7-pay test and could cause your Policy to become a MEC. Tax regulations or other guidance will be needed to fully define those transactions that are material changes.

Any POLICY ISSUED IN EXCHANGE FOR A MEC will be subject to the tax treatment accorded to MECs. However, the Company believes that any policy received in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC if the face amount of the policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the policy to become a MEC.

LOANS AND PARTIAL WITHDRAWALS from, as well as collateral assignments of, policies that are MECs will be treated as distributions to the policy owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from MECs will be included in gross income on an income-first basis to the extent of any income in the policy (the contract value less the policy owner's investment in the policy) immediately before the distribution.

The law also imposes an additional 10% TAX ON PRE-DEATH DISTRIBUTIONS (including loans, collateral assignments, partial withdrawals and complete surrenders) FROM MECS to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age 59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC (and therefore not taxable at the time of the distribution) could later become taxable as a distribution from a MEC if due to subsequent changes to the Policy, it later becomes a MEC.

For purposes of applying the MEC rules, all MECs that are issued by the Company (or its affiliates) to the same owner during any calendar year will be treated as one MEC contract for purposes of determining the amount includable in the owner's gross income at the time of a distribution from any such contract.

The death benefit of a modified endowment contract remains excludable from the gross income of the beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the cash value of a MEC is includable in the gross income of the owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of a MEC after age 59 1/2 will have the same tax consequences as life insurance policies generally as described above in "Tax Treatment of Policy Benefits."

Due to the complexity of the MEC tax rules, a policy owner should consult a qualified tax or legal adviser as to the potential MEC consequences before taking any actions with respect to the Policy.

DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

Distributions from a policy that is not classified as a modified endowment contract are generally TREATED AS FIRST RECOVERING THE INVESTMENT IN THE POLICY (DESCRIBED BELOW) AND THEN, ONLY AFTER THE RETURN OF ALL SUCH INVESTMENT IN THE POLICY, AS DISTRIBUTING TAXABLE INCOME. An exception to this general rule occurs in the cases of a partial surrender, a decrease in the face amount, or any other change that reduces benefits under the policy in the first 15 years after the policy is issued where, as a result of that action, a cash distribution to the owner is made by the Company in order for the policy to continue complying with the IRC Section 7702 definitional limits. In that case, such distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the policy) under rules prescribed in IRC Section 7702.

Loans from, or secured by, a policy that is not a MEC are generally not treated as taxable distributions. Instead, such loans are generally treated as indebtedness of the owner. However, the tax consequences of some Policy loans are uncertain. You should consult a tax or legal adviser as to those consequences. Upon a complete surrender or lapse of a policy that is not a MEC, or when benefits are paid at such a policy's maturity date, if the amount received plus the amount of indebtedness discharged exceeds the total investment in the policy, the excess generally will be treated as ordinary income subject to tax.

Finally, neither distributions (including distributions upon surrender or lapse) nor loans from or secured by, a policy that is not a MEC, are subject to the 10 percent additional tax previously referred to above regardless of when they are made. Certain changes to the policy may cause the policy to become a MEC. Therefore, a policy owner should consult a tax or legal advisor before effecting any change to a policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing under which the Policy is pledged as security or otherwise serves as collateral, the interest paid on loans will generally not be tax deductible.

INVESTMENT IN THE POLICY

Investment in the policy means (i) the aggregate amount of any premiums or other consideration paid for a policy, minus (ii) the aggregate amount received under the Policy which is excluded from the gross income of the owner (except that the amount of any loan from, or secured by, a policy that is a MEC, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a policy that is a MEC to the extent that such amount is included in the gross income of the owner.

BUSINESS USES OF POLICY

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of IRC Section 101(j) may limit the amount of the Death Benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax or legal adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split dollar arrangements. Furthermore there have been recent proposals to restrict the tax advantages of corporate owned life insurance that are currently under considerations by Congress. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax or legal adviser.

TAX CREDITS AND DEDUCTIONS

The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

                            OTHER TAX CONSIDERATIONS

--------------------------------------------------------------------------------

The transfer of the Policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a Beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

                               INSURABLE INTEREST

The Policy Owner must have an insurable interest in the life of the Insured in order for the Policy to be valid under applicable state law and for the Policy to be treated as a life insurance policy for federal income tax purposes. State laws on this subject vary widely, but typically require that the Policy Owner have a lawful and substantial economic interest in the continued life of the person insured, which interest must exist at the time the insurance is procured, but not necessarily at the time of the Insured's death. If no recognized insurable interest exists in a given situation, the Policy may be deemed void as against public policy under the state law and not entitled to treatment as a life insurance contract for federal income tax purposes. It is the responsibility of the Policy Owner, not the life insurance carrier, to determine the existence of insurable interest in the life of the Insured under applicable state law.

                           THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains retained to meet the Company's obligations under the Policy. Based on these expectations, no charge is being made currently to the income of the Separate Account for federal income taxes that may be attributable to the Separate Account. However, the Company may assess a charge against the Investment Options for federal income taxes in the event that the Company incurs income or other tax liability attributable to the Separate Account under future tax law.

Under present laws, the Company may incur state and local taxes in certain states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges may be made for such taxes (including such taxes), if any, attributable to the Separate Accounts.

                             ALTERNATIVE MINIMUM TAX

Please consult your tax or legal adviser for alternative minimum tax rules as they may impact your Policy.

                           DISTRIBUTION & COMPENSATION

--------------------------------------------------------------------------------

                                  DISTRIBUTION

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. The Company has appointed MetLife Investors Distribution Company ("MLIDC") to serve as the principal underwriter and distributor of the securities offered through this prospectus, pursuant to the terms of a Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies. The Company reimburses MLIDC for expenses MLIDC incurs in distributing the Policies (e.g., commissions payable to retail broker-dealers who sell the Policies). MLIDC does not retain any fees under the Policies; however, MLIDC may receive 12b-1 fees from the Funds.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

MLIDC and the Company enter into selling agreements with affiliated and unaffiliated broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Policy are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. The Company intends to offer the Policy in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies are offered on a continuous basis.

We or our affiliates pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Global Growth Fund, the American Funds Growth Fund and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Policy.

                                  COMPENSATION

Broker-dealers having selling agreements with MLIDC and the Company are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and non-cash compensation and other benefits. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates.

Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. Instead, you indirectly pay for sales and distribution expenses through overall charges and fees assessed under your Policy. For example, any profits the Company may realize through assessing the mortality and expense risk charge under your Policy may be used to pay for sales and distribution expenses. The Company may also pay for sales and distribution expenses out of any payments the Company or MLIDC may receive from the Funds for providing administrative, marketing and other support and services to the Funds.

Compensation is a factor in setting pricing under the Policies, and as disclosed in the "Modification, Reserved Rights and Other Charges" sub-section of this prospectus, the Company has the ability to customize pricing in relation to the compensation payable to distributors for particular cases and the payments anticipated to be received for providing administrative, marketing and other support and services to the Funds.

We generally pay compensation as a percentage of Premium Payments invested in the Policy ("commissions"). In addition, we pay periodic asset-based commission based on all or a portion of the Policy Value. To the extent permitted by NASD rules and other applicable laws and regulations, MLIDC may pay or allow other promotional incentives or payments in the form of cash or other compensation. The amount and timing of overall compensation, which includes both commissions and the additional compensation as outlined above, may vary depending on the selling and other agreements in place. The additional compensation or reimbursement we pay to certain broker-dealers may be paid in the form of flat fees. However, these payments may be represented as a percentage of expected premium payments. When these additional payments are taken into account, the amount of overall compensation, including both commissions and additional compensation as outlined below, is not expected to exceed 128.25% of the target premium and 6.5% of excess premium paid in the first Policy Year. The maximum compensation payable will not exceed 6.5% of the annual renewable premium paid after Policy Year 1. The preceding expected maximum overall compensation rates are based on the assumption that the broker-dealers who have selling agreements with MLIDC will have clients that make a certain minimum amount of premium payments over the course of the year. If this assumption proves to be inaccurate, the actual overall compensation rates may be higher than the preceding expected maximum overall compensation rates.

SALE OF VARIABLE LIFE POLICIES BY ENTITIES HAVING OTHER CONTRACTUAL RELATIONSHIPS WITH THE COMPANY. The Company and MLIDC have entered into selling agreements with certain broker-dealer firms that have an affiliate that acts as investment adviser to one or more of the Funds which may be offered under the Policies. These investment advisory firms include Fidelity Management & Research Company, Morgan Stanley Investment Advisers Inc., Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management and Smith Barney Fund Management, MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC. MetLife Investment Funds Management LLC, MetLife Advisers, LLC and Met Investors Advisory LLC are affiliates of the Company. Registered representatives of broker-dealer firms with an affiliated company acting as an adviser or a sub-adviser may favor these Funds when offering the Policies.

SALE OF VARIABLE LIFE INSURANCE BY AFFILIATES OF THE COMPANY. The Company and MLIDC may offer the Policies through retail broker-dealers that are affiliates of the Company, including Tower Square Securities, Inc., MetLife Securities, Inc., Walnut Street Securities, Inc. and New England Securities Corporation. The compensation paid to affiliated broker-dealer firms for sales of the Policies is generally not expected to exceed, on a present value basis, the percentages described above. These broker-dealer firms pay their registered representatives all or a portion of the commissions received for their sales of Policies; some firms may retain a portion of commissions. The amount the broker-dealer firms pass on to their registered representatives is determined in accordance with their internal compensation programs. These programs may also include other types of cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplementary salary, financing arrangements, marketing support, medical and other insurance benefits, retirement benefits, and other benefits. For registered representatives of certain affiliates, the amount of this additional cash compensation is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by the Company or its affiliates. The managers who supervise these registered representatives may also be entitled to additional cash compensation based on the sale of proprietary products by their representatives. Because the additional cash compensation paid to these registered representatives and their managers is primarily based on sales of proprietary products, these registered representatives and their managers have an incentive to favor the sale of proprietary products over other product issued by non-affiliates.

Registered representatives of our affiliate, MetLife Securities, Inc., receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. The cash payment is equal to a percentage of the gross dealer concession. For MetLife representatives other than those in our MetLife Resources (MLR) Division, the percentage is determined by a formula that takes into consideration the amount of premiums and purchase payments applied to proprietary products that the registered representative sells and services. The percentage could be as high as 100%. (MLR registered representatives receive compensation based upon premiums and purchase payments applied to all products sold and serviced by the representative.) In addition, all MetLife registered representatives are entitled to the additional compensation described above based on sales of proprietary products. Because sales of proprietary products are a factor in determining the percentage of gross dealer concession and/or the amount of additional compensation to which MetLife registered representatives are entitled, they have an incentive to favor the sale of proprietary products. In addition, because their sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sale of proprietary products.

The Company's affiliates also offer their registered representatives and their managers non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional materials and similar services.

PREFERRED DISTRIBUTION ARRANGEMENTS. The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on: aggregate, net or anticipated sales of the Policies; total assets attributable to sales of the Policies by registered representatives of the broker-dealer firm; the length of time that a Policy owner has owned the Policy; meeting certain sales thresholds; and/or actual or anticipated overhead expenses incurred by the broker-dealer firms in offering the Policies and other variable insurance products offered by the Company or its affiliates Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representative to favor the Company's products. The Company and MLIDC have entered into preferred distribution arrangements with its affiliate Tower Square Securities, Inc. , as well as with the unaffiliated broker-dealer firms identified in the Statement of Additional Information. The Company and MLIDC may enter into similar arrangements with their other affiliates, New England Securities Corporation, MetLife Securities, Inc. and Walnut Street Securities, Inc. See the Statement of Additional Information -- "UNDERWRITING AND DISTRIBUTION AGREEMENTS" for a list of the broker-dealer firms that received such compensation during 2006, as well as the range of additional compensation paid.

                            OTHER POLICY INFORMATION

--------------------------------------------------------------------------------

                              VALUATION AND PAYMENT

You may send your written requests for payment to our Home Office. We ordinarily pay any proceeds, loan amounts, or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Home Office of all the documents required for such a payment. Other than the Death Benefit proceeds, which we determine as of the date of the Insured's death, the amount we pay is as of the end of the Valuation Period during which our Home Office receives all required documents. We may pay our Death Benefit proceeds in a lump sum or under an optional payment plan.

               SUSPENSION OF VALUATION AND POSTPONEMENT OF PAYMENT

We reserve the right to suspend valuation and postpone payment of any surrender, partial surrender, policy loan, or death benefit proceeds that involves a determination of Cash Value in the Separate Account in any case whenever:

     (1) the New York Stock Exchange or any stock exchange in which a Fund invests is closed (except for customary weekend and holiday closings) or trading on the New York Stock Exchange or other stock exchange is restricted as determined by the SEC or equivalent authority; or

     (2) the SEC has determined that a state of emergency exists so that valuation of the assets in a Fund or disposal of securities is not reasonably practicable.

Allocations and transfers to, and deductions and transfers from, a Fund may be postponed as described in (1) and (2) above. We reserve the right to suspend or postpone the date of any payment of any benefit or values (including the payments of cash surrenders and policy loans) for up to six months when Cash Value is being withdrawn from the Fixed Account.

We may withhold payment of surrender, withdrawal or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check or pre-authorized checking account deduction that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

                                POLICY STATEMENTS

We will maintain all records relating to the Separate Accounts, the Investment Options and the Fixed Account. At least once each Policy Year, we will send you a statement showing:

     -    the Cash Value, Stated Amount and Amount Insured

     -    the date and amount of each Premium Payment

     -    the date and amount of each Monthly Deduction

     - the amount of any outstanding Policy Loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account

     - the date and amount of any partial surrenders and the amount of any partial surrender charges or decrease of Stated Amount charges

     -    the annualized cost of any Riders purchased under the Policy and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

                LIMITS ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue while sane or insane (subject to state law) the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender and
(ii) the amount of any Outstanding Loan. During the two-year period following an increase, the portion of the Death Benefit attributable to the increase in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase (subject to state law) and if the policy is reinstated, the two-year period will be measured from the date of reinstatement.

                         MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the corrected information. You may file proof of age at any time at our Home Office.

                                 POLICY CHANGES

At any time, we may make such changes to your Policy as are necessary to assure compliance with the definition of life insurance prescribed in the Code. We may amend your Policy to conform with any law or regulation issued by any government agency to which it is subject. Only our officers have the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. Each endorsement, amendment, or rider must be signed by an officer of the Company to be valid. As required by law, we will notify you of any Policy changes.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a Policy Owner's ability to make certain transactions and thereby refuse to accept any request for transfers, withdrawals, surrenders, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, the Company, similar to other insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, the Company does not believe any such action or proceeding will have a material adverse effect on the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of the Company to meet its obligations under the applicable Policy.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements of MetLife of CT Fund UL for Variable Life Insurance and MetLife of CT Fund UL II for Variable Life Insurance included in this Prospectus have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

The financial statements of the Company are in the applicable Statement of Additional Information. The financial statements of the Company should be considered only as bearing upon its ability to meet its obligations under the Policies.

ILLUSTRATION OF POLICY BENEFITS

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain illustrations upon request. These will be based on the age and insurance risk characteristics of the insured under your Policy and such factors as the specified face amount, death benefit option, premium payment amounts and rates of return (within limits) that you request. You can request such illustrations at any time. We have included an example of such an illustration as Appendix E to this prospectus.

                                   APPENDIX A

--------------------------------------------------------------------------------

                GLOSSARY OF TERMS USED THROUGHOUT THIS PROSPECTUS

ACCUMULATION UNIT -- a standard of measurement used to calculate the value of the Investment Options.

AGE -- the Insured's age as of his or her last birthday.

AMOUNT INSURED -- under Option 1, the Amount Insured will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 the Amount Insured will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

BENEFICIARY (IES) -- the person(s) named to receive the Death Benefit of this Policy after the death of the Insured.

CASH SURRENDER VALUE -- the Cash Value less any Outstanding Loans and applicable surrender charges.

CASH VALUE -- the sum of the accumulated value held in the Investment Options plus the Loan Account value and the Fixed Account value.

CODE -- the Internal Revenue Code.

COMPANY (ISSUING COMPANY) -- either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. The name of the Company that issued your Policy appears on your Policy and is determined primarily by the state where you purchased the Policy.

COMPANY'S HOME OFFICE -- the Company's home offices located at One Cityplace, 185 Asylum Street, Hartford, Connecticut 06103-3415.

COST OF INSURANCE CHARGE -- a charge that reflects the anticipated mortality of the Insured.

DEATH BENEFIT -- the amount payable to the Beneficiary if this Policy is in force upon the death of the Insured.

DEDUCTION DATE (OR DAY) -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

FIXED ACCOUNT -- part of the General Account of the Company.

FUND -- (see Mutual Fund.)

GENERAL ACCOUNT -- an account that consists of the Company's assets other than those held in any separate account.

INITIAL PREMIUM PAYMENT -- the first Premium Payment made under the Policy.

INSURANCE COMPANY (IES) -- either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut depending on which company issues your Policy.

INSURED -- the person whose life is insured under the Policy.

INVESTMENT OPTIONS -- the segments of the Separate Account to which you may allocate Premium Payments or Cash Value. Each Investment Option invests directly in a corresponding Mutual Fund.

INVESTMENT OPTION DEDUCTION -- the charge we deduct from each Investment Option to cover our mortality and expense risk charges and administrative charges. It is shown on the Policy Summary.

ISSUE DATE -- the date on which the Company issues the Policy for delivery to the Policy Owner.

ISSUING COMPANY -- either MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut. The name of the Issuing Company appears on your Policy and is determined primarily by the state where you purchased the Policy.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy Loan, and to which we credit a fixed rate of interest.

MATURITY BENEFIT -- an amount equal to the Policy's Cash Value, less any Outstanding Loan or unpaid Monthly Deduction Amount or amounts payable to an assignee, payable to the Policy Owner if the Insured is living on the Maturity Date.

MATURITY DATE -- the anniversary of the Policy Date on which the Insured is age 100.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required for this Policy to qualify as life insurance under federal tax law. It is a stated percentage of Cash Value determined as of the first day of the Policy Month and is shown in the Policy.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value, which includes cost of insurance charges, administrative charges, and any charges for benefits associated with any Rider(s).

MUTUAL FUND (OR FUND) -- a registered open-end management investment company or a series thereof that corresponds to an Investment Option. Each Investment Option invests directly in a Mutual Fund of the same name.

NET AMOUNT AT RISK -- the Death Benefit minus the Cash Value at the beginning of each Policy Month.

NET PREMIUM PAYMENT -- the amount of each Premium Payment, minus the deduction of any sales expense charges, Premium Taxes or Deferred Acquisition Cost Charges as shown on the Policy Summary.

OUTSTANDING LOAN -- the amount owed the Company as a result of policy loans including both principal and accrued interest.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner.

POLICY -- MetLife Variable Life, an individual variable flexible premium life insurance policy.

POLICY ANNIVERSARY -- an anniversary of the Policy Date.

POLICY DATE -- the date from which we begin charging the Monthly Deduction Amount #and used to determine administrative transactions on the Policy (e.g., Deduction Days, Policy Years).

POLICY MONTH -- twelve one-month periods during the Policy Year, each of which begins on the Policy Date or the Deduction Day.

POLICY OWNER(S) (YOU, YOUR OR OWNER) -- the person(s) having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- each successive twelve-month period; the first beginning with the Policy Date.

PREMIUM ALLOCATION INSTRUCTIONS -- the instructions you provide us to allocate your Premium Payments among the Investment Options and/or Fixed Account. You may change your Premium Allocation Instructions by written direction.

PREMIUM PAYMENT -- the amounts you send us to be applied to your Policy.

RIDERS -- supplemental insurance benefits offered under the Policy. There are additional charges associated with some Riders.

SEPARATE ACCOUNT(S) -- assets set aside by the Company, the investment performance of which is kept separate from that of other assets of the Company.

STATED AMOUNT -- the amount selected by the Policy Owner used to determine the Death Benefit, which may be increased or decreased as described in the Policy.

TERM AMOUNT -- The amount of insurance provided by the Rider.

UNDERWRITING PERIOD -- the time period from when we receive a completed Application until the Issue Date.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   APPENDIX B

--------------------------------------------------------------------------------

                     ADDITIONAL INFORMATION REGARDING FUNDS

CERTAIN FUNDS were subject to a merger, substitution or other change. The chart below identifies the former name and new name of each of these Funds, and, where applicable, the former name and new name of the trust of which the Fund is part.

FUND NAME CHANGES


                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------



LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,
  INC.                                           INC.
  Legg Mason Partners Variable International     Legg Mason Partners Variable International
     All Cap                                        All Cap
  Growth Portfolio                               Opportunity Portfolio
MET INVESTORS SERIES TRUST                     MET INVESTORS SERIES TRUST
  Janus Capital Appreciation                     Janus Forty Portfolio -- Class A
     Portfolio -- Class A
LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV     LEGG MASON PARTNERS VARIABLE PORTFOLIOS IV
  Legg Mason Partners Variable Multiple          Legg Mason Partners Variable Capital and
     Discipline Portfolio -- Balanced All Cap       Income Portfolio -- Class II
     Growth and Value Portfolio
VAN KAMPEN LIFE INVESTMENT TRUST               VAN KAMPEN LIFE INVESTMENT TRUST
  Emerging Growth Portfolio                      Strategic Growth Portfolio


FUND MERGERS/REORGANIZATIONS
The following former Funds were merged with and into the new Funds and/or reorganized into a new Trust.


              FORMER FUND/TRUST                                NEW FUND/TRUST
---------------------------------------------  ---------------------------------------------



LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,
  INC.                                           INC.
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Investors
     Value Portfolio                                Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS I,     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Investors       Legg Mason Partners Variable Investors
     Portfolio -- Class I                           Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS II     LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Fundamental     Legg Mason Partners Variable Fundamental
     Value Portfolio -- (Single Share Class)        Value Portfolio -- Class I
  Legg Mason Partners Variable Equity Index    Legg Mason Partners Variable Equity Index
     Portfolio -- Class I                           Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable Aggressive      Legg Mason Partners Variable Aggressive
     Growth Portfolio -- (Single Share Class)       Growth Portfolio -- Class I
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE INCOME TRUST
  INC.
  Legg Mason Partners Variable High Income     Legg Mason Partners Variable High Income
     Portfolio                                      Portfolio
LEGG MASON PARTNERS VARIABLE PORTFOLIOS III,   LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  INC.
  Legg Mason Partners Variable International   Legg Mason Partners Variable International
     All Cap Opportunity Portfolio                  All Cap Opportunity Portfolio
  Legg Mason Partners Variable Large Cap       Legg Mason Partners Variable Large Cap Growth
     Growth Portfolio -- (Single Share Class)       Portfolio -- Class I
LEGG MASON VARIABLE PORTFOLIOS IV              LEGG MASON PARTNERS VARIABLE EQUITY TRUST
  Legg Mason Partners Variable Multiple        Legg Mason Partners Variable Multiple
     Discipline Portfolio -- All Cap Growth         Discipline Portfolio -- All Cap Growth
     and Value                                      and Value
  Legg Mason Partners Variable Capital and     Legg Mason Partners Variable Capital and
     Income Portfolio -- Class II                   Income Portfolio -- Class II

FUND SUBSTITUTIONS
The following new Funds were substituted for the former Funds.


                 FORMER FUND                                      NEW FUND
---------------------------------------------  ---------------------------------------------



CREDIT SUISSE TRUST                            MET INVESTORS SERIES TRUST
  Emerging Markets Portfolio                     MFS(R) Emerging Markets Equity
                                                    Portfolio -- Class A
DREYFUS STOCK INDEX FUND, INC.                 METROPOLITAN SERIES FUND, INC.
  Dreyfus Stock Index Fund -- Initial Shares     MetLife Stock Index Portfolio -- Class A
DWS INVESTMENTS VIT FUNDS                      METROPOLITAN SERIES FUND, INC.
  DWS Small Cap Index VIP -- Class A             Russell 2000(R) Index Portfolio -- Class A
FIDELITY(R) VARIABLE INSURANCE PRODUCTS        METROPOLITAN SERIES FUND, INC.
  Asset Manager(SM) Portfolio -- Initial         BlackRock Diversified Portfolio -- Class A
     Class
FRANKLIN TEMPLETON VARIABLE INSURANCE          METROPOLITAN SERIES FUND, INC.
  PRODUCTS TRUST
  Templeton Growth Securities Fund               Oppenheimer Global Equity Portfolio
LAZARD RETIREMENT SERIES, INC.                 MET INVESTORS SERIES TRUST
  Lazard Retirement Small Cap                    Third Avenue Small Cap Value
     Portfolio -- Service Shares                    Portfolio -- Class B
PIMCO VARIABLE INSURANCE TRUST                 MET INVESTORS SERIES TRUST
  Real Return Portfolio -- Administrative        PIMCO Inflation Protected Bond
     Class                                          Portfolio -- Class A
PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT International Equity                 MFS(R) Research International
     Fund -- Class IB                               Portfolio -- Class B
PUTNAM VARIABLE TRUST                          MET INVESTORS SERIES TRUST
  Putnam VT Small Cap Value Fund -- Class IB     Third Avenue Small Cap Value
                                                    Portfolio -- Class B

                                   APPENDIX C

--------------------------------------------------------------------------------

SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
               (FOR ALL POLICIES EXCEPT THOSE ISSUED IN NEW YORK)



                              DURATION
ISSUE --------------------------------------------------------
 AGE    1     2     3     4     5     6     7     8    9   10
----- ----- ----- ----- ----- ----- ----- ----- ---- ---- ----


0     2.04  1.84  1.63  1.43  1.22  1.02  0.82  0.61 0.41 0.20
1     2.04  1.84  1.63  1.43  1.22  1.02  0.82  0.61 0.41 0.20
2     2.04  1.84  1.63  1.43  1.22  1.02  0.82  0.61 0.41 0.20
3     2.04  1.84  1.63  1.43  1.22  1.02  0.82  0.61 0.41 0.20
4     2.04  1.84  1.63  1.43  1.22  1.02  0.82  0.61 0.41 0.20
5     2.19  1.97  1.75  1.53  1.31  1.10  0.88  0.66 0.44 0.22
6     2.19  1.97  1.75  1.53  1.31  1.10  0.88  0.66 0.44 0.22
7     2.21  1.99  1.77  1.55  1.33  1.11  0.88  0.66 0.44 0.22
8     2.23  2.01  1.78  1.56  1.34  1.12  0.89  0.67 0.45 0.22
9     2.26  2.03  1.81  1.58  1.36  1.13  0.90  0.68 0.45 0.23
10    2.39  2.15  1.91  1.67  1.43  1.20  0.96  0.72 0.48 0.24
11    2.46  2.21  1.97  1.72  1.48  1.23  0.98  0.74 0.49 0.25
12    2.54  2.29  2.03  1.78  1.52  1.27  1.02  0.76 0.51 0.25
13    2.65  2.39  2.12  1.86  1.59  1.33  1.06  0.80 0.53 0.27
14    2.75  2.48  2.20  1.93  1.65  1.38  1.10  0.83 0.55 0.28
15    2.76  2.48  2.21  1.93  1.66  1.38  1.10  0.83 0.55 0.28
16    2.77  2.49  2.22  1.94  1.66  1.39  1.11  0.83 0.55 0.28
17    2.79  2.51  2.23  1.95  1.67  1.40  1.12  0.84 0.56 0.28
18    2.82  2.54  2.26  1.97  1.69  1.41  1.13  0.85 0.56 0.28
19    2.90  2.61  2.32  2.03  1.74  1.45  1.16  0.87 0.58 0.29
20    2.86  2.57  2.29  2.00  1.72  1.43  1.14  0.86 0.57 0.29
21    2.93  2.64  2.34  2.05  1.76  1.47  1.17  0.88 0.59 0.29
22    2.99  2.69  2.39  2.09  1.79  1.50  1.20  0.90 0.60 0.30
23    3.04  2.74  2.43  2.13  1.82  1.52  1.22  0.91 0.61 0.30
24    3.06  2.75  2.45  2.14  1.84  1.53  1.22  0.92 0.61 0.31
25    3.08  2.77  2.46  2.16  1.85  1.54  1.23  0.92 0.62 0.31
26    3.14  2.83  2.51  2.20  1.88  1.57  1.26  0.94 0.63 0.31
27    3.25  2.93  2.60  2.28  1.95  1.63  1.30  0.98 0.65 0.33
28    3.37  3.03  2.70  2.36  2.02  1.69  1.35  1.01 0.67 0.34
29    3.47  3.12  2.78  2.43  2.08  1.74  1.39  1.04 0.69 0.35
30    3.49  3.14  2.79  2.44  2.09  1.75  1.40  1.05 0.70 0.35
31    3.64  3.28  2.91  2.55  2.18  1.82  1.46  1.09 0.73 0.36
32    3.78  3.40  3.02  2.65  2.27  1.89  1.51  1.13 0.76 0.38
33    3.92  3.53  3.14  2.74  2.35  1.96  1.57  1.18 0.78 0.39
34    4.08  3.67  3.26  2.86  2.45  2.04  1.63  1.22 0.82 0.41
35    4.19  3.77  3.35  2.93  2.51  2.10  1.68  1.26 0.84 0.42
36    4.43  3.99  3.54  3.10  2.66  2.22  1.77  1.33 0.89 0.44
37    4.66  4.19  3.73  3.26  2.80  2.33  1.86  1.40 0.93 0.47
38    4.91  4.42  3.93  3.44  2.95  2.46  1.96  1.47 0.98 0.49
39    5.14  4.63  4.11  3.60  3.08  2.57  2.06  1.54 1.03 0.51
40    5.69  5.12  4.55  3.98  3.41  2.85  2.28  1.71 1.14 0.57
41    6.05  5.45  4.84  4.24  3.63  3.03  2.42  1.82 1.21 0.61
42    6.41  5.77  5.13  4.49  3.85  3.21  2.56  1.92 1.28 0.64
43    6.76  6.08  5.41  4.73  4.06  3.38  2.70  2.03 1.35 0.68
44    7.13  6.42  5.70  4.99  4.28  3.57  2.85  2.14 1.43 0.71
45    7.18  6.46  5.74  5.03  4.31  3.59  2.87  2.15 1.44 0.72
46    7.66  6.89  6.13  5.36  4.60  3.83  3.06  2.30 1.53 0.77
47    8.14  7.33  6.51  5.70  4.88  4.07  3.26  2.44 1.63 0.81
48    8.63  7.77  6.90  6.04  5.18  4.32  3.45  2.59 1.73 0.86
49    9.11  8.20  7.29  6.38  5.47  4.56  3.64  2.73 1.82 0.91
50    10.00 9.00  8.00  7.00  6.00  5.00  4.00  3.00 2.00 1.00
51    10.67 9.60  8.54  7.47  6.40  5.34  4.27  3.20 2.13 1.07
52    11.35 10.22 9.08  7.95  6.81  5.68  4.54  3.41 2.27 1.14
53    12.02 10.82 9.62  8.41  7.21  6.01  4.81  3.61 2.40 1.20
54    12.70 11.43 10.16 8.89  7.62  6.35  5.08  3.81 2.54 1.27
55    13.01 11.71 10.41 9.11  7.81  6.51  5.20  3.90 2.60 1.30

SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
         (FOR ALL POLICIES EXCEPT THOSE ISSUED IN NEW YORK) (CONTINUED)

                              DURATION
ISSUE --------------------------------------------------------
 AGE    1     2     3     4     5     6     7     8    9   10
----- ----- ----- ----- ----- ----- ----- ----- ---- ---- ----

56    13.99 12.59 11.19 9.79  8.39  7.00  5.60  4.20 2.80 1.40
57    14.97 13.47 11.98 10.48 8.98  7.49  5.99  4.49 2.99 1.50
58    15.96 14.36 12.77 11.17 9.58  7.98  6.38  4.79 3.19 1.60
59    16.93 15.24 13.54 11.85 10.16 8.47  6.77  5.08 3.39 1.69
60    17.91 16.12 14.33 12.54 10.75 8.96  7.16  5.37 3.58 1.79
61    19.52 17.57 15.62 13.66 11.71 9.76  7.81  5.86 3.90 1.95
62    21.12 19.01 16.90 14.78 12.67 10.56 8.45  6.34 4.22 2.11
63    22.73 20.46 18.18 15.91 13.64 11.37 9.09  6.82 4.55 2.27
64    24.34 21.91 19.47 17.04 14.60 12.17 9.74  7.30 4.87 2.43
65    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
66    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
67    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
68    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
69    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
70    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
71    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
72    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
73    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
74    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
75    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
76    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
77    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
78    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
79    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
80    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
81    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
82    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
83    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
84    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
85    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54

                                   APPENDIX D

--------------------------------------------------------------------------------

SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
                     (FOR POLICIES ISSUED IN NEW YORK ONLY)



                              DURATION
ISSUE --------------------------------------------------------
 AGE    1     2     3     4     5     6     7     8    9   10
----- ----- ----- ----- ----- ----- ----- ----- ---- ---- ----


0     2.04  1.84  1.63  1.43  1.22  1.02  0.82  0.61 0.41 0.20
1     2.04  1.84  1.63  1.43  1.22  1.02  0.82  0.61 0.41 0.20
2     2.04  1.84  1.63  1.43  1.22  1.02  0.82  0.61 0.41 0.20
3     2.04  1.84  1.63  1.43  1.22  1.02  0.82  0.61 0.41 0.20
4     2.04  1.84  1.63  1.43  1.22  1.02  0.82  0.61 0.41 0.20
5     2.19  1.97  1.75  1.53  1.31  1.10  0.88  0.66 0.44 0.22
6     2.19  1.97  1.75  1.53  1.31  1.10  0.88  0.66 0.44 0.22
7     2.21  1.99  1.77  1.55  1.33  1.11  0.88  0.66 0.44 0.22
8     2.23  2.01  1.78  1.56  1.34  1.12  0.89  0.67 0.45 0.22
9     2.26  2.03  1.81  1.58  1.36  1.13  0.90  0.68 0.45 0.23
10    2.39  2.15  1.91  1.67  1.43  1.20  0.96  0.72 0.48 0.24
11    2.46  2.21  1.97  1.72  1.48  1.23  0.98  0.74 0.49 0.25
12    2.54  2.29  2.03  1.78  1.52  1.27  1.02  0.76 0.51 0.25
13    2.65  2.39  2.12  1.86  1.59  1.33  1.06  0.80 0.53 0.27
14    2.75  2.48  2.20  1.93  1.65  1.38  1.10  0.83 0.55 0.28
15    2.76  2.48  2.21  1.93  1.66  1.38  1.10  0.83 0.55 0.28
16    2.77  2.49  2.22  1.94  1.66  1.39  1.11  0.83 0.55 0.28
17    2.79  2.51  2.23  1.95  1.67  1.40  1.12  0.84 0.56 0.28
18    2.82  2.54  2.26  1.97  1.69  1.41  1.13  0.85 0.56 0.28
19    2.90  2.61  2.32  2.03  1.74  1.45  1.16  0.87 0.58 0.29
20    2.86  2.57  2.29  2.00  1.72  1.43  1.14  0.86 0.57 0.29
21    2.93  2.64  2.34  2.05  1.76  1.47  1.17  0.88 0.59 0.29
22    2.99  2.69  2.39  2.09  1.79  1.50  1.20  0.90 0.60 0.30
23    3.04  2.74  2.43  2.13  1.82  1.52  1.22  0.91 0.61 0.30
24    3.06  2.75  2.45  2.14  1.84  1.53  1.22  0.92 0.61 0.31
25    3.08  2.77  2.46  2.16  1.85  1.54  1.23  0.92 0.62 0.31
26    3.14  2.83  2.51  2.20  1.88  1.57  1.26  0.94 0.63 0.31
27    3.25  2.93  2.60  2.28  1.95  1.63  1.30  0.98 0.65 0.33
28    3.37  3.03  2.70  2.36  2.02  1.69  1.35  1.01 0.67 0.34
29    3.47  3.12  2.78  2.43  2.08  1.74  1.39  1.04 0.69 0.35
30    3.49  3.14  2.79  2.44  2.09  1.75  1.40  1.05 0.70 0.35
31    3.64  3.28  2.91  2.55  2.18  1.82  1.46  1.09 0.73 0.36
32    3.78  3.40  3.02  2.65  2.27  1.89  1.51  1.13 0.76 0.38
33    3.92  3.53  3.14  2.74  2.35  1.96  1.57  1.18 0.78 0.39
34    4.08  3.67  3.26  2.86  2.45  2.04  1.63  1.22 0.82 0.41
35    4.19  3.77  3.35  2.93  2.51  2.10  1.68  1.26 0.84 0.42
36    4.43  3.99  3.54  3.10  2.66  2.22  1.77  1.33 0.89 0.44
37    4.66  4.19  3.73  3.26  2.80  2.33  1.86  1.40 0.93 0.47
38    4.91  4.42  3.93  3.44  2.95  2.46  1.96  1.47 0.98 0.49
39    5.14  4.63  4.11  3.60  3.08  2.57  2.06  1.54 1.03 0.51
40    5.69  5.12  4.55  3.98  3.41  2.85  2.28  1.71 1.14 0.57
41    6.05  5.45  4.84  4.24  3.63  3.03  2.42  1.82 1.21 0.61
42    6.41  5.77  5.13  4.49  3.85  3.21  2.56  1.92 1.28 0.64
43    6.76  6.08  5.41  4.73  4.06  3.38  2.70  2.03 1.35 0.68
44    7.13  6.42  5.70  4.99  4.28  3.57  2.85  2.14 1.43 0.71
45    7.18  6.46  5.74  5.03  4.31  3.59  2.87  2.15 1.44 0.72
46    7.66  6.89  6.13  5.36  4.60  3.83  3.06  2.30 1.53 0.77
47    8.14  7.33  6.51  5.70  4.88  4.07  3.26  2.44 1.63 0.81
48    8.63  7.77  6.90  6.04  5.18  4.32  3.45  2.59 1.73 0.86
49    9.11  8.20  7.29  6.38  5.47  4.56  3.64  2.73 1.82 0.91
50    10.00 9.00  8.00  7.00  6.00  5.00  4.00  3.00 2.00 1.00
51    10.67 9.60  8.54  7.47  6.40  5.34  4.27  3.20 2.13 1.07
52    11.35 10.22 9.08  7.95  6.81  5.68  4.54  3.41 2.27 1.14
53    12.02 10.82 9.62  8.41  7.21  6.01  4.81  3.61 2.40 1.20
54    12.70 11.43 10.16 8.89  7.62  6.35  5.08  3.81 2.54 1.27
55    13.01 11.71 10.41 9.11  7.81  6.51  5.20  3.90 2.60 1.30

SURRENDER PENALTIES PER THOUSAND OF STATED AMOUNT AND INCREASES IN STATED AMOUNT
               (FOR POLICIES ISSUED IN NEW YORK ONLY) (CONTINUED)

                              DURATION
ISSUE --------------------------------------------------------
 AGE    1     2     3     4     5     6     7     8    9   10
----- ----- ----- ----- ----- ----- ----- ----- ---- ---- ----

56    13.99 12.59 11.19 9.79  8.39  7.00  5.60  4.20 2.80 1.40
57    14.97 13.47 11.98 10.48 8.98  7.49  5.99  4.49 2.99 1.50
58    15.96 14.36 12.77 11.17 9.58  7.98  6.38  4.79 3.19 1.60
59    16.20 13.77 11.34 10.53 9.72  8.10  6.48  4.86 3.24 1.62
60    16.30 13.86 11.41 10.60 9.78  8.15  6.52  4.89 3.26 1.63
61    16.50 14.03 11.55 10.73 9.90  8.25  6.60  4.95 3.30 1.65
62    16.70 14.20 11.69 10.86 10.02 8.35  6.68  5.01 3.34 1.67
63    16.90 14.37 11.83 10.99 10.14 8.45  6.76  5.07 3.38 1.69
64    17.20 14.62 12.04 11.18 10.32 8.60  6.88  5.16 3.44 1.72
65    17.40 14.79 12.18 11.31 10.44 8.70  6.96  5.22 3.48 1.74
66    17.70 15.05 12.39 11.51 10.62 8.85  7.08  5.31 3.54 1.77
67    18.00 15.30 12.60 11.70 10.80 9.00  7.20  5.40 3.60 1.80
68    18.40 15.64 12.88 11.96 11.04 9.20  7.36  5.52 3.68 1.84
69    18.80 15.98 13.16 12.22 11.28 9.40  7.52  5.64 3.76 1.88
70    19.50 16.58 13.65 12.68 11.70 9.75  7.80  5.85 3.90 1.95
71    20.50 17.43 14.35 13.33 12.30 10.25 8.20  6.15 4.10 2.05
72    21.70 18.45 15.19 14.11 13.02 10.85 8.68  6.51 4.34 2.17
73    23.00 19.55 16.10 14.95 13.80 11.50 9.20  6.90 4.60 2.30
74    24.40 20.74 17.08 15.86 14.64 12.20 9.76  7.32 4.88 2.44
75    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
76    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
77    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
78    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
79    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
80    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
81    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
82    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
83    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
84    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54
85    25.40 22.86 20.32 17.78 15.24 12.70 10.16 7.62 5.08 2.54

                                   APPENDIX E

--------------------------------------------------------------------------------

                           HYPOTHETICAL ILLUSTRATIONS

The following hypothetical illustrations are intended to illustrate how the Policy's Cash Value, Cash Surrender Value and Death Benefit change over time based on a representative insured's age and rating classification as well as a representative premium payment pattern. Hypothetical illustrations are provided for Policies issued by each Company because the representative insured differs between the Companies due to differences in the individual characteristics of the owners of each Company's Policies. Each illustration assumes that all premium payments are invested in the Investment Options and Corresponding Funds, and none is invested in the Fixed Account. Each illustration assumes gross rates of returns for the Funds, before deduction of Fund charges, of 0%, 6% and 10%. For each Company, the first example illustrates that the maximum Guaranteed Cost of Insurance Rates and policy administrative expense charge allowable under the Policy are charged in all years. The second example illustrates that the current Cost of Insurance Rates and administrative expense charge are charged in all years. Both examples also reflect the deduction of (i) 5.00% from each premium payment for premium tax (2.25%), DAC tax (1.25%) and front-end sales charges (1.50%), (ii) the mortality and expense risk charge, and (iii) an arithmetic average of Fund expenses.

The Cost of Insurance Rates charged varies by age, sex and underwriting classification. The policy administrative expense charge varies by age and amount of insurance for current and guaranteed charges. Both charges are deducted monthly on a pro rata basis from each of the Investment Options.

The mortality and expense risk charge is 0.85% for the first fifteen Policy Years; thereafter it is 0.20%. The charge is deducted daily from the unloaned portion of the Cash Value.

The charge for Fund expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and is an arithmetic average of investment advisory fees and other expenses charged by each of the available Funds during the most recent calendar year. The Fund expenses used do not reflect any expense reimbursement agreements that may be in effect, as shown in the Policy prospectus summary. If the expense reimbursement arrangements were reflected, values shown in the illustrations may be higher. The actual charges under a Policy for expenses of the Funds will vary from year to year and will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6% and 10% correspond to approximate net annual rates of -1.77%, 4.23% and 8.23%, respectively, on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -1.12%, 4.88% and 8.88%, respectively, on a current and guaranteed basis thereafter. These approximate net annual rates of return do not reflect the deduction of the cost of insurance charge and the policy administrative charge. If they did, they would be lower.

The illustrations do not reflect any charges for federal income taxes against either Separate Account since the Company is not currently deducting such charges from either Separate Account. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 10% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Cash Values and Cash Surrender Values illustrated.

If actual gross rates of return on the Funds are higher or lower than those assumed in these illustrations, and/or if the actual current charges are higher or lower than those assumed in these illustrations, the actual results (Death Benefit, Cash Value, and Cash Surrender Value) will differ from the illustrated results.

Where required by law or upon request, the Company, through its agent, will provide you a personalized illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show the weighted average Fund expenses, arithmetic average Fund expenses and/or the actual Fund expenses depending on what you request. An explanation of how the Fund expenses are calculated will appear on the illustration. The hypothetical gross annual investment return assumed in such an illustration would not exceed 10%.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                              METLIFE VARIABLE LIFE
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES



Male, Issue Age 45                                                                Face Amount                   $400,000
Preferred, Non-Smoker                                                             Annual Premium               $8,000.00




        TOTAL
      PREMIUMS          DEATH BENEFIT                 CASH VALUE             CASH SURRENDER VALUE
       WITH 5%  ---------------------------- --------------------------- ---------------------------
YEAR  INTEREST     0%       6%        10%       0%      6%        10%       0%      6%        10%
---- ---------- -------- -------- ---------- ------- -------- ---------- ------- -------- ----------


  1      $8,400 $400,000 $400,000   $400,000  $5,241   $5,625     $5,882  $2,369   $2,753     $3,010
  2     $17,220 $400,000 $400,000   $400,000 $10,266  $11,364    $12,123  $7,682   $8,780     $9,539
  3     $26,481 $400,000 $400,000   $400,000 $15,070  $17,214    $18,748 $12,774  $14,918    $16,452
  4     $36,205 $400,000 $400,000   $400,000 $20,029  $23,568    $26,186 $18,017  $21,556    $24,174
  5     $46,415 $400,000 $400,000   $400,000 $24,749  $30,047    $34,098 $23,025  $28,323    $32,374
  6     $57,136 $400,000 $400,000   $400,000 $29,216  $36,640    $42,512 $27,780  $35,204    $41,076
  7     $68,393 $400,000 $400,000   $400,000 $33,407  $43,331    $51,452 $32,259  $42,183    $50,304
  8     $80,213 $400,000 $400,000   $400,000 $37,301  $50,104    $60,951 $36,441  $49,244    $60,091
  9     $92,623 $400,000 $400,000   $400,000 $40,873  $56,941    $71,040 $40,297  $56,365    $70,464
 10    $105,654 $400,000 $400,000   $400,000 $44,103  $63,827    $81,762 $43,815  $63,539    $81,474
 15    $181,260 $400,000 $400,000   $400,000 $54,574  $98,774   $147,263 $54,574  $98,774   $147,263
 20    $277,754 $400,000 $400,000   $400,000 $54,411 $137,460   $249,366 $54,411 $137,460   $249,366
 25    $400,908 $400,000 $400,000   $479,738 $32,739 $174,901   $413,567 $32,739 $174,901   $413,567
 30    $558,086 $400,000 $400,000   $711,317      $0 $206,739   $664,782      $0 $206,739   $664,782
 35    $758,691 $400,000 $400,000 $1,098,481      $0 $221,846 $1,046,173      $0 $221,846 $1,046,173
 40  $1,014,718 $400,000 $400,000 $1,680,524      $0 $190,158 $1,600,499      $0 $190,158 $1,600,499
 45  $1,341,481 $400,000 $400,000 $2,500,139      $0       $0 $2,381,084      $0       $0 $2,381,084
 50  $1,758,523 $400,000 $400,000 $3,588,439      $0       $0 $3,552,910      $0       $0 $3,552,910
 55  $2,290,786 $400,000 $400,000 $5,485,971      $0       $0 $5,485,971      $0       $0 $5,485,971


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                              METLIFE VARIABLE LIFE
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                 HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES



Male, Issue Age 45                                                                Face Amount                   $400,000
Preferred, Non-Smoker                                                             Annual Premium               $8,000.00




        TOTAL
      PREMIUMS           DEATH BENEFIT                   CASH VALUE                CASH SURRENDER VALUE
       WITH 5%  ------------------------------ ------------------------------ ------------------------------
YEAR  INTEREST     0%        6%         10%       0%        6%         10%       0%        6%         10%
---- ---------- -------- ---------- ---------- -------- ---------- ---------- -------- ---------- ----------


  1      $8,400 $400,000   $400,000   $400,000   $5,999     $6,407     $6,680   $3,127     $3,535     $3,808
  2     $17,220 $400,000   $400,000   $400,000  $11,888    $13,084    $13,910   $9,304    $10,500    $11,326
  3     $26,481 $400,000   $400,000   $400,000  $17,671    $20,044    $21,737  $15,375    $17,748    $19,441
  4     $36,205 $400,000   $400,000   $400,000  $23,712    $27,675    $30,597  $21,700    $25,663    $28,585
  5     $46,415 $400,000   $400,000   $400,000  $29,628    $35,616    $40,177  $27,904    $33,892    $38,453
  6     $57,136 $400,000   $400,000   $400,000  $35,421    $43,881    $50,540  $33,985    $42,445    $49,104
  7     $68,393 $400,000   $400,000   $400,000  $41,094    $52,488    $61,757  $39,946    $51,340    $60,609
  8     $80,213 $400,000   $400,000   $400,000  $46,650    $61,455    $73,904  $45,790    $60,595    $73,044
  9     $92,623 $400,000   $400,000   $400,000  $52,093    $70,799    $87,061  $51,517    $70,223    $86,485
 10    $105,654 $400,000   $400,000   $400,000  $57,424    $80,539   $101,320  $57,136    $80,251   $101,032
 15    $181,260 $400,000   $400,000   $400,000  $82,461   $135,907   $192,862  $82,461   $135,907   $192,862
 20    $277,754 $400,000   $400,000   $414,706 $106,620   $209,493   $339,923 $106,620   $209,493   $339,923
 25    $400,908 $400,000   $400,000   $655,726 $125,491   $302,868   $565,281 $125,491   $302,868   $565,281
 30    $558,086 $400,000   $454,268   $971,561 $137,767   $424,550   $908,001 $137,767   $424,550   $908,001
 35    $758,691 $400,000   $609,143 $1,504,011 $143,052   $580,136 $1,432,392 $143,052   $580,136 $1,432,392
 40  $1,014,718 $400,000   $813,363 $2,336,467 $133,457   $774,631 $2,225,207 $133,457   $774,631 $2,225,207
 45  $1,341,481 $400,000 $1,066,489 $3,586,946  $98,147 $1,015,704 $3,416,139  $98,147 $1,015,704 $3,416,139
 50  $1,758,523 $400,000 $1,334,568 $5,282,837  $15,588 $1,321,354 $5,230,532  $15,588 $1,321,354 $5,230,532
 55  $2,290,786 $400,000 $1,720,744 $8,053,024       $0 $1,720,744 $8,053,024       $0 $1,720,744 $8,053,024


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                              METLIFE VARIABLE LIFE
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                HYPOTHETICAL ILLUSTRATION WITH GUARANTEED CHARGES



Male, Issue Age 40                                                                Face Amount                   $430,000
Preferred, Non-Smoker                                                             Annual Premium               $8,000.00




        TOTAL
      PREMIUMS           DEATH BENEFIT                   CASH VALUE               CASH SURRENDER VALUE
       WITH 5%  ------------------------------ ----------------------------- -----------------------------
YEAR  INTEREST     0%        6%         10%       0%       6%         10%       0%       6%         10%
---- ---------- -------- ---------- ---------- ------- ---------- ---------- ------- ---------- ----------


  1      $8,400 $430,000   $430,000   $430,000  $5,736     $6,136     $6,403  $3,289     $3,689     $3,957
  2     $17,220 $430,000   $430,000   $430,000 $11,277    $12,437    $13,238  $9,075    $10,235    $11,037
  3     $26,481 $430,000   $430,000   $430,000 $16,619    $18,905    $20,537 $14,663    $16,948    $18,581
  4     $36,205 $430,000   $430,000   $430,000 $22,170    $25,964    $28,766 $20,458    $24,253    $27,054
  5     $46,415 $430,000   $430,000   $430,000 $27,508    $33,214    $37,567 $26,042    $31,748    $36,101
  6     $57,136 $430,000   $430,000   $430,000 $32,631    $40,657    $46,988 $31,406    $39,432    $45,763
  7     $68,393 $430,000   $430,000   $430,000 $37,538    $48,302    $57,082 $36,558    $47,321    $56,102
  8     $80,213 $430,000   $430,000   $430,000 $42,226    $56,153    $67,907 $41,490    $55,417    $67,171
  9     $92,623 $430,000   $430,000   $430,000 $46,687    $64,214    $79,522 $46,197    $63,724    $79,032
 10    $105,654 $430,000   $430,000   $430,000 $50,913    $72,488    $91,996 $50,668    $72,243    $91,751
 15    $181,260 $430,000   $430,000   $430,000 $67,827   $116,864   $169,889 $67,827   $116,864   $169,889
 20    $277,754 $430,000   $430,000   $430,000 $78,326   $171,437   $293,198 $78,326   $171,437   $293,198
 25    $400,908 $430,000   $430,000   $591,874 $76,142   $236,008   $485,142 $76,142   $236,008   $485,142
 30    $558,086 $430,000   $430,000   $893,275 $51,769   $316,104   $770,065 $51,769   $316,104   $770,065
 35    $758,691 $430,000   $457,869 $1,279,631      $0   $427,914 $1,195,917      $0   $427,914 $1,195,917
 40  $1,014,718 $430,000   $604,614 $1,935,219      $0   $575,823 $1,843,065      $0   $575,823 $1,843,065
 45  $1,341,481 $430,000   $789,119 $2,921,909      $0   $751,542 $2,782,771      $0   $751,542 $2,782,771
 50  $1,758,523 $430,000   $998,755 $4,309,858      $0   $951,195 $4,104,627      $0   $951,195 $4,104,627
 55  $2,290,786 $430,000 $1,216,165 $6,150,518      $0 $1,204,124 $6,089,621      $0 $1,204,124 $6,089,621
 60  $2,970,103 $430,000 $1,571,978 $9,367,579      $0 $1,571,978 $9,367,579      $0 $1,571,978 $9,367,579


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

                    METLIFE INSURANCE COMPANY OF CONNECTICUT
                              METLIFE VARIABLE LIFE
                 FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE POLICY
                           LEVEL DEATH BENEFIT OPTION
                 HYPOTHETICAL ILLUSTRATION WITH CURRENT CHARGES



Male, Issue Age 40                                                                Face Amount                  $430,000
Preferred, Non-Smoker                                                             Annual Premium               $8,000.00




        TOTAL
      PREMIUMS           DEATH BENEFIT                     CASH VALUE                 CASH SURRENDER VALUE
       WITH 5%  ------------------------------- ------------------------------- -------------------------------
YEAR  INTEREST     0%        6%         10%        0%        6%         10%        0%        6%         10%
---- ---------- -------- ---------- ----------- -------- ---------- ----------- -------- ---------- -----------


  1      $8,400 $430,000   $430,000    $430,000   $6,182     $6,597      $6,873   $3,735     $4,150      $4,427
  2     $17,220 $430,000   $430,000    $430,000  $12,239    $13,458     $14,298  $10,038    $11,256     $12,097
  3     $26,481 $430,000   $430,000    $430,000  $18,177    $20,599     $22,326  $16,221    $18,642     $20,369
  4     $36,205 $430,000   $430,000    $430,000  $24,394    $28,442     $31,425  $22,683    $26,731     $29,713
  5     $46,415 $430,000   $430,000    $430,000  $30,477    $36,596     $41,256  $29,010    $35,130     $39,789
  6     $57,136 $430,000   $430,000    $430,000  $36,425    $45,075     $51,880  $35,200    $43,850     $50,654
  7     $68,393 $430,000   $430,000    $430,000  $42,250    $53,902     $63,374  $41,270    $52,921     $62,394
  8     $80,213 $430,000   $430,000    $430,000  $47,960    $63,099     $75,821  $47,225    $62,364     $75,086
  9     $92,623 $430,000   $430,000    $430,000  $53,564    $72,691     $89,309  $53,074    $72,201     $88,818
 10    $105,654 $430,000   $430,000    $430,000  $59,061    $82,695    $103,925  $58,816    $82,449    $103,680
 15    $181,260 $430,000   $430,000    $430,000  $85,272   $139,853    $197,922  $85,272   $139,853    $197,922
 20    $277,754 $430,000   $430,000    $467,534 $111,982   $216,718    $348,906 $111,982   $216,718    $348,906
 25    $400,908 $430,000   $430,000    $706,976 $134,760   $314,174    $579,488 $134,760   $314,174    $579,488
 30    $558,086 $430,000   $508,710  $1,076,923 $150,881   $438,543    $928,382 $150,881   $438,543    $928,382
 35    $758,691 $430,000   $638,140  $1,562,065 $161,670   $596,393  $1,459,874 $161,670   $596,393  $1,459,874
 40  $1,014,718 $430,000   $837,466  $2,387,803 $167,645   $797,586  $2,274,098 $167,645   $797,586  $2,274,098
 45  $1,341,481 $430,000 $1,100,578  $3,677,598 $153,304 $1,048,170  $3,502,474 $153,304 $1,048,170  $3,502,474
 50  $1,758,523 $430,000 $1,426,109  $5,613,092 $110,193 $1,358,199  $5,345,802 $110,193 $1,358,199  $5,345,802
 55  $2,290,786 $430,000 $1,769,653  $8,238,724  $19,935 $1,752,132  $8,157,153  $19,935 $1,752,132  $8,157,153
 60  $2,970,103 $430,000 $2,267,403 $12,531,260       $0 $2,267,403 $12,531,260       $0 $2,267,403 $12,531,260


These hypothetical rates of returns are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6%, or 10% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

To learn more about the Policy, you should read the Statement of Additional Information (SAI) dated the same date as this prospectus, which is incorporated by reference into this Prospectus. For a free copy of the SAI or for other Policy inquiries please contact us by writing to MetLife Insurance Company of Connecticut or MetLife Life and Annuity Company of Connecticut, One Cityplace, 185 Asylum Street, 3CP, Hartford, CT 06103-3415, call 1-800-334-4298 or access the SEC's website (http://www.sec.gov).

To obtain free copies of personalized illustrations of death benefits, cash surrender values, and cash values please contact your agent or registered representative.

The SAI contains additional information about the Policy and the Company and can be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the Company are available on the Commission's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, NW, Washington, DC 20549-0102.

Investment Company Act File Numbers: 811-03927 and 811-07411

Book 47                                                                    04/07

ANNUAL REPORT
December 31, 2006

                           MetLife of CT Fund UL II
                         for Variable Life Insurance
                                      of
               MetLife Life and Annuity Company of Connecticut

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Policyholders of
MetLife of CT Fund UL II for Variable Life Insurance and the Board of Directors of MetLife Life and Annuity Company of Connecticut:

We have audited the accompanying statement of assets and liabilities of the Investment Options (as disclosed in Appendix A) comprising MetLife of CT Fund UL II for Variable Life Insurance (formerly, The Travelers Fund UL II for Variable Life Insurance) (the "Separate Account") of MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company) ("MLAC") as of December 31, 2006, the related statement of operations for the period in the year then ended, and the statements of changes in net assets for each of the periods in the two years then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. The financial highlights of the Separate Account included in footnote 5 for the periods in the three years ended December 31, 2004, were audited by other auditors whose report, dated March 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Investment Options comprising the Separate Account of MLAC as of December 31, 2006, the results of their operations for the period in the year then ended, and the changes in their net assets for each of the periods in the two years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Certified Public Accountants

Tampa, Florida
March 19, 2007

                                  APPENDIX A

AllianceBernstein Large-Cap Growth Investment Option (Class B)
American Funds Global Growth Investment Option (Class 2)
American Funds Growth Investment Option (Class 2)
American Funds Growth-Income Investment Option (Class 2)
Capital Appreciation Investment Option
Credit Suisse Trust Emerging Markets Investment Option
Delaware VIP REIT Investment Option (Standard Class)
Dreyfus Stock Index Investment Option (Initial Shares)
Dreyfus VIF Appreciation Investment Option (Initial Shares)
Dreyfus VIF DevelopingLeaders Investment Option (Initial Shares)
DWS VIT Small Cap Index Investment Option (Class A)
FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option
 (Class 2)
FTVIPT Mutual Shares Securities Investment Option (Class 2)
FTVIPT Templeton Developing Markets Securities Investment Option
 (Class 2)
FTVIPT Templeton Foreign Securities Investment Option (Class 2)
FTVIPT Templeton Global Asset Allocation Investment Option (Class 1) FTVIPT Templeton Global Income Securities Investment Option (Class 1) FTVIPT Templeton Growth Securities Investment Option -- Class 1 Shares Goldman Sachs Capital Growth Investment Option
Janus Aspen Global Technology Investment Option (Service Shares)
Janus Aspen Mid Cap Growth Investment Option (Service Shares)
Janus Aspen Worldwide Growth Investment Option (Service Shares)
Lazard Retirement Small Cap Investment Option
LMPVPII Equity Index Investment Option (Class I)
LMPVPII Fundamental Value Investment Option
LMPVPIII Aggressive Growth Investment Option
LMPVPIII High Income Investment Option
LMPVPIII International All Cap Growth Investment Option
LMPVPIII Large Cap Growth Investment Option
LMPVPIII Large Cap Value Investment Option
LMPVPIV Multiple Discipline Investment Option -- All Cap Growth and
 Value
LMPVPIV Multiple Discipline Investment Option-Balanced All Cap Growth and Value Managed Assets Investment Option
MIST Janus Capital Appreciation Investment Option (Class A)
MIST Legg Mason Partners Managed Assets Investment Option (Class A)
MIST Lord Abbett Bond Debenture Investment Option (Class A)
MIST Lord Abbett Growth and Income Investment Option (Class B)
MIST Met/AIM Capital Appreciation Investment Option (Class A)
MIST Met/AIM Small Cap Growth Investment Option (Class A)
MIST MFS(R) Value Investment Option (Class A) MIST Neuberger
 Berman Real Estate Investment Option (Class A)
MIST Pioneer Fund Investment Option (Class A)
MIST Pioneer Strategic Income Investment Option (Class A)
MIST Third Avenue Small Cap Value Investment Option (Class B)
Money Market Investment Option
MSF BlackRock Aggressive Growth Investment Option (Class D)
MSF BlackRock Money Market Investment Option (Class A)
MSF FI Large Cap Investment Option (Class A)
MSF FI Value Leaders Investment Option (Class D)
MSF MetLife Aggressive Allocation Investment Option(Class B)
MSF MetLife Conservative Allocation Investment Option (Class B)
MSF MetLife Conservative to Moderate Allocation Investment Option
 (Class B)
MSF MetLife Moderate Allocation Investment Option (Class B)
MSF MetLife Moderate to Aggressive Allocation Investment Option
 (Class B)
MSF MFS(R) Total Return Investment Option (Class F)
MSF Oppenheimer Global Equity Investment Option (Class A)
MSF T. Rowe Price Large Cap Growth Investment Option (Class B)
MSF Western Asset Management U.S. Government Investment Option
 (Class A)
PIMCO VIT Real Return Investment Option (Administrative Class)
PIMCO VIT Total Return Investment Option (Administrative Class)
Pioneer Mid Cap Value VCT Investment Option (Class II)
Putnam VT Discovery Growth Investment Option (Class IB)
Putnam VT International Equity Investment Option (Class IB)
Putnam VT Small Cap Value Investment Option (Class IB)
The Merger Fund VL Investment Option
Travelers AIM Capital Appreciation Investment Option
Travelers Convertible Securities Investment Option
Travelers Equity Income Investment Option
Travelers Large Cap Investment Option
Travelers Managed Allocation Series: Aggressive Investment Option Travelers Managed Allocation Series: Conservative Investment Option Travelers Managed Allocation Series: Moderate-Aggressive Investment
 Option
Travelers Managed Allocation Series: Moderate-Conservative Investment
 Option
Travelers MFS(R) Mid Cap Growth Investment Option
Travelers MFS(R) Total Return Investment Option
Travelers MFS(R) Value Investment Option
Travelers Pioneer Fund Investment Option
Travelers Pioneer Strategic Income Investment Option
Travelers Strategic Equity Investment Option
Travelers Style Focus Series: Small Cap Growth Investment Option Travelers U.S. Government Securities Investment Option
Van Kampen LIT Comstock Investment Option (Class II)
Van Kampen LIT Strategic Growth Investment Option (Class I)
Vanguard VIF Mid-Cap Index Investment Option
Vanguard VIF Total Stock Market Index Investment Option
VIP Asset Manager SM Investment Option (Initial Class)
VIP Contrafund(R) Investment Option (Service Class)
VIP Equity -- Income Investment Option (Initial Class)
VIP Growth Investment Option (Initial Class)
VIP High Income Investment Option (Initial Class)
VIP Mid Cap Investment Option (Service Class 2)

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 2006

                                                                                        American Funds
                                            Dreyfus Stock Index                          Global Growth      American Funds
                                             Investment Option    The Merger Fund VL   Investment Option   Growth Investment
                                             (Initial Shares)     Investment Option        (Class 2)       Option (Class 2)
                                             ----------------     -----------------        ---------       ----------------

Assets:
 Investments at market value                    $18,769,896           $3,293,744          $13,529,055         $46,774,809
                                                -----------           ----------          -----------         -----------
    Total Assets ........................        18,769,896            3,293,744           13,529,055          46,774,809
                                                -----------           ----------          -----------         -----------
Liabilities:
 Payables:
   Insurance charges.....................               815                  136                  589               2,028
   Administrative charges................                80                    9                   24                 108
                                                -----------           ----------          -----------         -----------
    Total Liabilities ...................               895                  145                  613               2,136
                                                -----------           ----------          -----------         -----------
Net Assets:                                     $18,769,001           $3,293,599          $13,528,442         $46,772,673
                                                ===========           ==========          ===========         ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                             American Funds                              Dreyfus VIF         Dreyfus VIF
                                              Growth-Income     Credit Suisse Trust     Appreciation      Developing Leaders
                                            Investment Option    Emerging Markets     Investment Option   Investment Option
                                                (Class 2)        Investment Option    (Initial Shares)     (Initial Shares)
                                                ---------        -----------------    ----------------     ----------------

Assets:
 Investments at market value                   $24,718,089          $2,231,865            $724,618           $10,793,128
                                               -----------          ----------            --------           -----------
    Total Assets ........................       24,718,089           2,231,865             724,618            10,793,128
                                               -----------          ----------            --------           -----------
Liabilities:
 Payables:
   Insurance charges.....................            1,074                  94                  33                   470
   Administrative charges................               31                   1                   1                    33
                                               -----------          ----------            --------           -----------
    Total Liabilities ...................            1,105                  95                  34                   503
                                               -----------          ----------            --------           -----------
Net Assets:                                    $24,716,984          $2,231,770            $724,584           $10,792,625
                                               ===========          ==========            ========           ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                     FTVIPT Franklin
                      Small-Mid Cap        FTVIPT Templeton      FTVIPT Templeton       FTVIPT Templeton        FTVIPT Templeton
DWS VIT Small Cap   Growth Securities     Developing Markets    Foreign Securities        Global Asset           Global Income
 Index Investment   Investment Option   Securities Investment    Investment Option   Allocation Investment   Securities Investment
 Option (Class A)       (Class 2)          Option (Class 2)          (Class 2)          Option (Class 1)        Option (Class 1)
 ----------------       ---------          ----------------          ---------          ----------------        ----------------


   $15,709,718          $5,434,587            $4,462,829            $19,027,865            $2,218,141               $817,162
   -----------          ----------            ----------            -----------            ----------               --------
    15,709,718           5,434,587             4,462,829             19,027,865             2,218,141                817,162
   -----------          ----------            ----------            -----------            ----------               --------


           687                 234                   193                    832                    98                     36
            49                  13                     8                     52                    12                      4
   -----------          ----------            ----------            -----------            ----------               --------
           736                 247                   201                    884                   110                     40
   -----------          ----------            ----------            -----------            ----------               --------
   $15,708,982          $5,434,340            $4,462,628            $19,026,981            $2,218,031               $817,122
   ===========          ==========            ==========            ===========            ==========               ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                                      Janus Aspen         Janus Aspen         Janus Aspen
                                                 Goldman Sachs     Global Technology    Mid Cap Growth     Worldwide Growth
                                                Capital Growth     Investment Option   Investment Option   Investment Option
                                               Investment Option   (Service Shares)    (Service Shares)    (Service Shares)
                                               -----------------   ----------------    ----------------    ----------------

Assets:
 Investments at market value                      $2,825,224          $1,711,562          $6,767,770          $6,172,340
                                                  ----------          ----------          ----------          ----------
    Total Assets ...........................       2,825,224           1,711,562           6,767,770           6,172,340
                                                  ----------          ----------          ----------          ----------
Liabilities:
 Payables:
   Insurance charges........................             124                  72                 293                 264
   Administrative charges...................              13                   3                  13                  12
                                                  ----------          ----------          ----------          ----------
    Total Liabilities ......................             137                  75                 306                 276
                                                  ----------          ----------          ----------          ----------
Net Assets:                                       $2,825,087          $1,711,487          $6,767,464          $6,172,064
                                                  ==========          ==========          ==========          ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                                                    LMPVPIII
 LMPVPII Equity         LMPVPII             LMPVPIII            LMPVPIII         International          LMPVPIII
Index Investment   Fundamental Value   Aggressive Growth      High Income        All Cap Growth     Large Cap Growth
Option (Class I)   Investment Option   Investment Option   Investment Option   Investment Option   Investment Option
----------------   -----------------   -----------------   -----------------   -----------------   -----------------

   $34,765,970        $30,088,494         $13,138,401         $11,613,788           $679,325          $11,172,521
   -----------        -----------         -----------         -----------           --------          -----------
    34,765,970         30,088,494          13,138,401          11,613,788            679,325           11,172,521
   -----------        -----------         -----------         -----------           --------          -----------


         1,517              1,319                 573                 509                 29                  490
            85                 89                  25                  40                  1                   26
   -----------        -----------         -----------         -----------           --------          -----------
         1,602              1,408                 598                 549                 30                  516
   -----------        -----------         -----------         -----------           --------          -----------
   $34,764,368        $30,087,086         $13,137,803         $11,613,239           $679,295          $11,172,005
   ===========        ===========         ===========         ===========           ========          ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                                                    LMPVPIV Multiple
                                                            LMPVPIV Multiple      Discipline Investment   MIST Janus Capital
                                     LMPVPIII Large Cap   Discipline Investment    Option-Balanced All       Appreciation
                                      Value Investment       Option-All Cap          Cap Growth and       Investment Option
                                           Option           Growth and Value              Value               (Class A)
                                           ------           ----------------              -----               ---------

Assets:
 Investments at market value            $12,342,175            $1,011,562               $654,438             $24,081,954
                                        -----------            ----------               --------             -----------
    Total Assets .................       12,342,175             1,011,562                654,438              24,081,954
                                        -----------            ----------               --------             -----------
Liabilities:
 Payables:
   Insurance charges..............              537                    43                     27                   1,048
   Administrative charges.........               32                     2                     --                      95
                                        -----------            ----------               --------             -----------
    Total Liabilities ............              569                    45                     27                   1,143
                                        -----------            ----------               --------             -----------
Net Assets:                             $12,341,606            $1,011,517               $654,411             $24,080,811
                                        ===========            ==========               ========             ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006


 MIST Legg Mason     MIST Lord Abbett    MIST Lord Abbett       MIST Met/AIM       MIST Met/AIM Small
 Partners Managed     Bond Debenture    Growth and Income   Capital Appreciation       Cap Growth       MIST MFS(R) Value
Assets Investment   Investment Option   Investment Option     Investment Option     Investment Option   Investment Option
 Option (Class A)       (Class A)           (Class B)             (Class A)             (Class A)           (Class A)
 ----------------       ---------           ---------             ---------             ---------           ---------


    $5,451,280          $4,163,732          $2,950,449           $10,576,592            $428,429            $4,284,220
    ----------          ----------          ----------           -----------            --------            ----------
     5,451,280           4,163,732           2,950,449            10,576,592             428,429             4,284,220
    ----------          ----------          ----------           -----------            --------            ----------


           236                 180                 127                   458                  19                   187
            11                   7                   2                    36                   1                    18
    ----------          ----------          ----------           -----------            --------            ----------
           247                 187                 129                   494                  20                   205
    ----------          ----------          ----------           -----------            --------            ----------
    $5,451,033          $4,163,545          $2,950,320           $10,576,098            $428,409            $4,284,015
    ==========          ==========          ==========           ===========            ========            ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                MIST Neuberger                           MIST Pioneer      MIST Third Avenue
                                              Berman Real Estate   MIST Pioneer Fund   Strategic Income     Small Cap Value
                                              Investment Option    Investment Option   Investment Option   Investment Option
                                                  (Class A)            (Class A)           (Class A)           (Class B)
                                                  ---------            ---------           ---------           ---------

Assets:
 Investments at market value                      $4,047,193          $1,364,880          $8,866,643          $2,909,198
                                                  ----------          ----------          ----------          ----------
    Total Assets ..........................        4,047,193           1,364,880           8,866,643           2,909,198
                                                  ----------          ----------          ----------          ----------
Liabilities:
 Payables:
   Insurance charges.......................              175                  59                 380                 128
   Administrative charges..................               11                   5                  26                   7
                                                  ----------          ----------          ----------          ----------
    Total Liabilities .....................              186                  64                 406                 135
                                                  ----------          ----------          ----------          ----------
Net Assets:                                       $4,047,007          $1,364,816          $8,866,237          $2,909,063
                                                  ==========          ==========          ==========          ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

  MSF BlackRock       MSF BlackRock                                                   MSF MetLife             MSF MetLife
Aggressive Growth      Money Market      MSF FI Large Cap      MSF FI Value      Aggressive Allocation        Conservative
Investment Option   Investment Option   Investment Option   Leaders Investment     Investment Option     Allocation Investment
    (Class D)           (Class A)           (Class A)        Option (Class D)          (Class B)            Option (Class B)
    ---------           ---------           ---------        ----------------          ---------            ----------------


   $ 2,469,543         $37,091,132         $16,395,395          $10,688,672             $765,223                $84,342
   -----------         -----------         -----------          -----------             --------                -------
     2,469,543          37,091,132          16,395,395           10,688,672              765,223                 84,342
   -----------         -----------         -----------          -----------             --------                -------


           105               1,615                 716                  467                   35                      4
             3                  75                  60                   24                    1                     --
   -----------         -----------         -----------          -----------             --------                -------
           108               1,690                 776                  491                   36                      4
   -----------         -----------         -----------          -----------             --------                -------
   $ 2,469,435         $37,089,442         $16,394,619          $10,688,181             $765,187                $84,338
   ===========         ===========         ===========          ===========             ========                =======

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                           MSF MetLife                                  MSF MetLife
                                         Conservative to         MSF MetLife            Moderate to           MSF MFS(R)
                                       Moderate Allocation   Moderate Allocation   Aggressive Allocation     Total Return
                                        Investment Option     Investment Option      Investment Option     Investment Option
                                            (Class B)             (Class B)              (Class B)             (Class F)
                                            ---------             ---------              ---------             ---------

Assets:
 Investments at market value                $677,188              $591,186              $3,781,069            $26,028,344
                                            --------              --------              ----------            -----------
    Total Assets ...................         677,188               591,186               3,781,069             26,028,344
                                            --------              --------              ----------            -----------
Liabilities:
 Payables:
   Insurance charges................              28                    27                     165                  1,127
   Administrative charges...........               1                     1                       8                     53
                                            --------              --------              ----------            -----------
    Total Liabilities ..............              29                    28                     173                  1,180
                                            --------              --------              ----------            -----------
Net Assets:                                 $677,159              $591,158              $3,780,896            $26,027,164
                                            ========              ========              ==========            ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                        MSF Western Asset
 MSF Oppenheimer    MSF T. Rowe Price    Management U.S.           PIMCO VIT                PIMCO VIT          Pioneer Mid Cap
  Global Equity      Large Cap Growth       Government            Real Return             Total Return            Value VCT
Investment Option   Investment Option   Investment Option      Investment Option        Investment Option     Investment Option
    (Class A)           (Class B)           (Class A)       (Administrative Class)   (Administrative Class)       (Class II)
    ---------           ---------           ---------       ----------------------   ----------------------       ----------


   $12,554,501          $2,269,782         $17,722,414            $1,147,628               $25,694,204            $6,458,774
   -----------          ----------         -----------            ----------               -----------            ----------
    12,554,501           2,269,782          17,722,414             1,147,628                25,694,204             6,458,774
   -----------          ----------         -----------            ----------               -----------            ----------


           543                  99                 627                    51                     1,130                   279
            64                   2                  65                     2                        61                     7
   -----------          ----------         -----------            ----------               -----------            ----------
           607                 101                 692                    53                     1,191                   286
   -----------          ----------         -----------            ----------               -----------            ----------
   $12,553,894          $2,269,681         $17,721,722            $1,147,575               $25,693,013            $6,458,488
   ===========          ==========         ===========            ==========               ===========            ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

                                                                 Putnam VT
                                      Putnam VT Discovery   International Equity   Putnam VT Small Cap     Van Kampen LIT
                                       Growth Investment     Investment Option      Value Investment     Comstock Investment
                                       Option (Class IB)         (Class IB)         Option (Class IB)     Option (Class II)
                                       -----------------         ----------         -----------------     -----------------

Assets:
 Investments at market value               $164,506              $6,338,432            $5,430,211            $3,013,249
                                           --------              ----------            ----------            ----------
    Total Assets ..................         164,506               6,338,432             5,430,211             3,013,249
                                           --------              ----------            ----------            ----------
Liabilities:
 Payables:
   Insurance charges...............               7                     275                   237                   127
   Administrative charges..........              --                      12                     8                     4
                                           --------              ----------            ----------            ----------
    Total Liabilities .............               7                     287                   245                   131
                                           --------              ----------            ----------            ----------
Net Assets:                                $164,499              $6,338,145            $5,429,966            $3,013,118
                                           ========              ==========            ==========            ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Continued)
                              December 31, 2006

  Van Kampen LIT
 Strategic Growth      Vanguard VIF     Vanguard VIF Total     VIP Asset Manager    VIP Contrafund(R)   VIP Equity-Income
Investment Option     Mid-Cap Index     Stock Market Index   SM Investment Option   Investment Option   Investment Option
    (Class I)       Investment Option    Investment Option      (Initial Class)      (Service Class)     (Initial Class)
    ---------       -----------------    -----------------      ---------------      ---------------     ---------------


    $1,583,372          $1,564,584          $2,584,877            $2,009,529           $17,988,894         $12,401,414
    ----------          ----------          ----------            ----------           -----------         -----------
     1,583,372           1,564,584           2,584,877             2,009,529            17,988,894          12,401,414
    ----------          ----------          ----------            ----------           -----------         -----------


            68                  67                 112                    88                   789                 541
             1                   5                  10                     9                    50                  55
    ----------          ----------          ----------            ----------           -----------         -----------
            69                  72                 122                    97                   839                 596
    ----------          ----------          ----------            ----------           -----------         -----------
    $1,583,303          $1,564,512          $2,584,755            $2,009,432           $17,988,055         $12,400,818
    ==========          ==========          ==========            ==========           ===========         ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENT OF ASSETS AND LIABILITIES  --  (Concluded)
                              December 31, 2006

                                                                      VIP Growth        VIP High Income       VIP Mid Cap
                                                                   Investment Option   Investment Option   Investment Option
                                                                    (Initial Class)     (Initial Class)    (Service Class 2)
                                                                    ---------------     ---------------    -----------------

Assets:
 Investments at market value                                          $12,907,146         $1,979,479          $7,845,078
                                                                      -----------         ----------          ----------
    Total Assets ...............................................       12,907,146          1,979,479           7,845,078
                                                                      -----------         ----------          ----------
Liabilities:
 Payables:
   Insurance charges............................................              564                 83                 337
   Administrative charges.......................................               59                  8                  13
                                                                      -----------         ----------          ----------
    Total Liabilities ..........................................              623                 91                 350
                                                                      -----------         ----------          ----------
Net Assets:                                                           $12,906,523         $1,979,388          $7,844,728
                                                                      ===========         ==========          ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                           STATEMENT OF OPERATIONS
                     For the year ended December 31, 2006

                                                                                       AllianceBernstein    American Funds
                                            Dreyfus Stock Index                        Large-Cap Growth      Global Growth
                                             Investment Option    The Merger Fund VL   Investment Option   Investment Option
                                             (Initial Shares)     Investment Option        (Class B)           (Class 2)
                                             ----------------     -----------------        ---------           ---------

Investment Income:
 Dividends ..............................       $  316,228             $     --            $      --          $   94,927
                                                ----------             --------            ---------          ----------
Expenses:
 Insurance charges ......................          152,278               35,839                4,545              86,826
 Administrative charges .................           15,096                3,600                  100               3,141
                                                ----------             --------            ---------          ----------
    Total expenses ......................          167,374               39,439                4,645              89,967
                                                ----------             --------            ---------          ----------
    Net investment income (loss) ........          148,854              (39,439)              (4,645)              4,960
                                                ----------             --------            ---------          ----------
Realized Gain (Loss) and Unrealized Gain
 (Loss) on Investments:
   Realized gain distribution............               --              312,067                   --                  --
   Realized gain (loss) on sale of
    investments .........................        1,019,261              459,663              288,349             375,417
                                                ----------             --------            ---------          ----------
    Realized gain (loss) ................        1,019,261              771,730              288,349             375,417
                                                ----------             --------            ---------          ----------
   Change in unrealized gain (loss) on
    investments .........................        1,385,670              (48,817)            (292,750)          1,584,628
                                                ----------             --------            ---------          ----------
 Net increase (decrease) in net assets
   resulting from operations.............       $2,553,785             $683,474            $  (9,046)         $1,965,005
                                                ==========             ========            =========          ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                               American Funds
                                           American Funds       Growth-Income                            Credit Suisse Trust
                                          Growth Investment   Investment Option   Capital Appreciation    Emerging Markets
                                          Option (Class 2)        (Class 2)        Investment Option      Investment Option
                                          ----------------        ---------        -----------------      -----------------

Investment Income:
 Dividends ............................      $  352,443          $  357,818           $        --             $ 10,773
                                             ----------          ----------           -----------             --------
Expenses:
 Insurance charges ....................         328,775             174,740                62,395               15,234
 Administrative charges ...............          16,618               4,856                 5,640                  202
                                             ----------          ----------           -----------             --------
    Total expenses ....................         345,393             179,596                68,035               15,436
                                             ----------          ----------           -----------             --------
     Net investment income (loss) .....           7,050             178,222               (68,035)              (4,663)
                                             ----------          ----------           -----------             --------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution..........         255,073             518,001               896,995               26,459
   Realized gain (loss) on sale of
    investments .......................         547,567             264,415             5,694,767              203,392
                                             ----------          ----------           -----------             --------
    Realized gain (loss) ..............         802,640             782,416             6,591,762              229,851
                                             ----------          ----------           -----------             --------
   Change in unrealized gain (loss) on
    investments .......................       2,980,983           2,032,398            (6,724,906)             337,554
                                             ----------          ----------           -----------             --------
Net increase (decrease) in net assets
 resulting from operations ............      $3,790,673          $2,993,036           $  (201,179)            $562,742
                                             ==========          ==========           ===========             ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                                                  FTVIPT Franklin
                       Dreyfus VIF          Dreyfus VIF                            Small-Mid Cap       FTVIPT Mutual
Delaware VIP REIT      Appreciation     Developing Leaders   DWS VIT Small Cap   Growth Securities   Shares Securities
Investment Option   Investment Option    Investment Option    Index Investment   Investment Option   Investment Option
 (Standard Class)    (Initial Shares)    (Initial Shares)     Option (Class A)       (Class 2)           (Class 2)
 ----------------    ----------------    ----------------     ----------------       ---------           ---------


    $  40,261            $ 9,022            $   42,883           $   91,125           $     --           $      --
    ---------            -------            ----------           ----------           --------           ---------

        5,143              5,043                85,864              113,954             40,280               6,278
          197                168                 6,256                8,239              2,090                 120
    ---------            -------            ----------           ----------           --------           ---------
        5,340              5,211                92,120              122,193             42,370               6,398
    ---------            -------            ----------           ----------           --------           ---------
       34,921              3,811               (49,237)             (31,068)           (42,370)             (6,398)
    ---------            -------            ----------           ----------           --------           ---------


      134,239                 --               886,815              609,629                 --                  --

      125,385              7,933               203,047              382,857            127,898             548,589
    ---------            -------            ----------           ----------           --------           ---------
      259,624              7,933             1,089,862              992,486            127,898             548,589
    ---------            -------            ----------           ----------           --------           ---------

     (139,563)            80,402              (775,332)           1,221,901            303,537            (367,420)
    ---------            -------            ----------           ----------           --------           ---------

    $ 154,982            $92,146            $  265,293           $2,183,319           $389,065           $ 174,771
    =========            =======            ==========           ==========           ========           =========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                    FTVIPT Templeton       FTVIPT Templeton      FTVIPT Templeton        FTVIPT Templeton
                                   Developing Markets     Foreign Securities       Global Asset            Global Income
                                  Securities Investment   Investment Option    Allocation Investment   Securities Investment
                                    Option (Class 2)          (Class 2)          Option (Class 1)        Option (Class 1)
                                  ---------------------   ------------------   ---------------------   ---------------------

Investment Income:
 Dividends ....................         $ 43,001              $  183,506             $130,585                 $25,723
                                        --------              ----------             --------                 -------
Expenses:
 Insurance charges ............           27,977                 122,667               15,190                   6,524
 Administrative charges .......              921                   7,366                1,899                     815
                                        --------              ----------             --------                 -------
   Total expenses..............           28,898                 130,033               17,089                   7,339
                                        --------              ----------             --------                 -------
    Net investment income
     (loss) ...................           14,103                  53,473              113,496                  18,384
                                        --------              ----------             --------                 -------
Realized Gain (Loss) and
 Unrealized Gain (Loss) on
 Investments:
 Realized gain distribution ...               --                      --              112,948                      --
 Realized gain (loss) on sale
   of investments..............          125,975                 189,013               15,082                   4,637
                                        --------              ----------             --------                 -------
   Realized gain (loss)........          125,975                 189,013              128,030                   4,637
                                        --------              ----------             --------                 -------
 Change in unrealized gain
   (loss) on investments.......          651,685               2,712,128              118,308                  69,890
                                        --------              ----------             --------                 -------
Net increase (decrease) in net
 assets resulting from
 operations ...................         $791,763              $2,954,614             $359,834                 $92,911
                                        ========              ==========             ========                 =======

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

 FTVIPT Templeton                        Janus Aspen Global   Janus Aspen Mid Cap      Janus Aspen
 Growth Securities     Goldman Sachs         Technology        Growth Investment     Worldwide Growth     Lazard Retirement
Investment Option-     Capital Growth     Investment Option          Option         Investment Option   Small Cap Investment
  Class 1 Shares     Investment Option    (Service Shares)      (Service Shares)     (Service Shares)          Option
------------------   -----------------   ------------------   -------------------   -----------------   --------------------


    $   166,143           $  3,488            $     --              $     --             $ 98,719             $      --
    -----------           --------            --------              --------             --------             ---------

         76,102             26,134              13,020                53,088               46,343                17,951
          8,833              2,785                 462                 2,137                1,923                   924
    -----------           --------            --------              --------             --------             ---------
         84,935             28,919              13,482                55,225               48,266                18,875
    -----------           --------            --------              --------             --------             ---------

         81,208            (25,431)            (13,482)              (55,225)              50,453               (18,875)
    -----------           --------            --------              --------             --------             ---------



        409,376                 --                  --                    --                   --               225,880

      3,872,413            127,046              10,191               651,185               (7,050)              261,619
    -----------           --------            --------              --------             --------             ---------
      4,281,789            127,046              10,191               651,185               (7,050)              487,499
    -----------           --------            --------              --------             --------             ---------

     (2,548,705)           126,854             111,170               127,622              830,529              (172,061)
    -----------           --------            --------              --------             --------             ---------


    $ 1,814,292           $228,469            $107,879              $723,582             $873,932             $ 296,563
    ===========           ========            ========              ========             ========             =========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                               LMPVPII Equity         LMPVPII        LMPVPIII Aggressive     LMPVPIII High
                                              Index Investment   Fundamental Value    Growth Investment    Income Investment
                                              Option (Class I)   Investment Option         Option               Option
                                              ----------------   -----------------   -------------------   -----------------

Investment Income:
 Dividends ................................      $  535,709         $  462,640            $      --            $ 882,233
                                                 ----------         ----------            ---------            ---------
Expenses:
 Insurance charges ........................         251,754            227,928              103,629               54,362
 Administrative charges ...................          14,306             15,386                4,769                2,895
                                                 ----------         ----------            ---------            ---------
   Total expenses..........................         266,060            243,314              108,398               57,257
                                                 ----------         ----------            ---------            ---------
    Net investment income (loss) ..........         269,649            219,326             (108,398)             824,976
                                                 ----------         ----------            ---------            ---------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution..............         419,263          1,171,330               14,039                   --
   Realized gain (loss) on sale of
    investments ...........................         565,410            477,668              322,642             (386,626)
                                                 ----------         ----------            ---------            ---------
    Realized gain (loss) ..................         984,673          1,648,998              336,681             (386,626)
                                                 ----------         ----------            ---------            ---------
   Change in unrealized gain (loss) on
    investments ...........................       3,085,650          2,355,805              762,657              329,272
                                                 ----------         ----------            ---------            ---------
 Net increase (decrease) in net assets
   resulting from operations...............      $4,339,972         $4,224,129            $ 990,940            $ 767,622
                                                 ==========         ==========            =========            =========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

       LMPVPIII                                                      LMPVPIV Multiple        LMPVPIV Multiple
International All Cap   LMPVPIII Large Cap   LMPVPIII Large Cap   Discipline Investment   Discipline Investment
  Growth Investment      Growth Investment    Value Investment        Option-All Cap       Option-Balanced All      Managed Assets
        Option                Option               Option            Growth and Value      Cap Growth and Value   Investment Option
---------------------   ------------------   ------------------   ---------------------   ---------------------   -----------------


      $  13,405              $ 17,078            $  147,209              $  6,098                $ 9,919              $ 113,757
      ---------              --------            ----------              --------                -------              ---------

          4,921                92,615                98,192                 6,693                  4,014                 12,945
            192                 4,695                 5,584                   266                      4                    604
      ---------              --------            ----------              --------                -------              ---------
          5,113                97,310               103,776                 6,959                  4,018                 13,549
      ---------              --------            ----------              --------                -------              ---------
          8,292               (80,232)               43,433                  (861)                 5,901                100,208
      ---------              --------            ----------              --------                -------              ---------


         13,700                    --               216,573                45,379                 18,631                154,318

         50,551               327,002               495,072                 7,943                  1,978                267,092
      ---------              --------            ----------              --------                -------              ---------
         64,251               327,002               711,645                53,322                 20,609                421,410
      ---------              --------            ----------              --------                -------              ---------

         71,485                13,650             1,195,062                53,360                 25,055               (352,780)
      ---------              --------            ----------              --------                -------              ---------

      $ 144,028              $260,420            $1,950,140              $105,821                $51,565              $ 168,838
      =========              ========            ==========              ========                =======              =========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                              MIST Janus Capital    MIST Legg Mason    MIST Lord Abbett    MIST Lord Abbett
                                                 Appreciation      Partners Managed     Bond Debenture     Growth and Income
                                              Investment Option    Assets Investment   Investment Option   Investment Option
                                                  (Class A)        Option (Class A)        (Class A)           (Class B)
                                              ------------------   -----------------   -----------------   -----------------

Investment Income:
 Dividends ................................       $      --            $     --            $     --            $     --
                                                  ---------            --------            --------            --------
Expenses:
 Insurance charges ........................         123,378              27,705              20,285              14,791
 Administrative charges ...................          11,209               1,250                 910                 273
                                                  ---------            --------            --------            --------
   Total expenses..........................         134,587              28,955              21,195              15,064
                                                  ---------            --------            --------            --------
    Net investment income (loss) ..........        (134,587)            (28,955)            (21,195)            (15,064)
                                                  ---------            --------            --------            --------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution..............              --                  --                  --                  --
   Realized gain (loss) on sale of
    investments ...........................         (63,191)                434               2,252               3,255
                                                  ---------            --------            --------            --------
    Realized gain (loss) ..................         (63,191)                434               2,252               3,255
                                                  ---------            --------            --------            --------
   Change in unrealized gain (loss) on
    investments ...........................         886,204             345,472             221,670             232,419
                                                  ---------            --------            --------            --------
Net increase (decrease) in net assets
 resulting from operations ................       $ 688,426            $316,951            $202,727            $220,610
                                                  =========            ========            ========            ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

    MIST Met/AIM       MIST Met/AIM Small                         MIST Neuberger                            MIST Pioneer
Capital Appreciation       Cap Growth       MIST MFS(R) Value   Berman Real Estate   MIST Pioneer Fund    Strategic Income
  Investment Option     Investment Option   Investment Option    Investment Option   Investment Option   Investment Option
      (Class A)             (Class A)           (Class A)            (Class A)           (Class A)           (Class A)
--------------------   ------------------   -----------------   ------------------   -----------------   -----------------


     $    18,426             $    --             $ 50,079            $     --             $     --            $408,726
     -----------             -------             --------            --------             --------            --------

          54,357               2,208               12,276              16,408                6,196              42,005
           4,336                 140                1,232                 918                  572               2,864
     -----------             -------             --------            --------             --------            --------
          58,693               2,348               13,508              17,326                6,768              44,869
     -----------             -------             --------            --------             --------            --------
         (40,267)             (2,348)              36,571             (17,326)              (6,768)            363,857
     -----------             -------             --------            --------             --------            --------


       1,282,964               4,669              168,452                  --                   --                  --

         (38,796)             (8,504)                (456)             47,840                1,897               5,841
     -----------             -------             --------            --------             --------            --------
       1,244,168              (3,835)             167,996              47,840                1,897               5,841
     -----------             -------             --------            --------             --------            --------

      (1,290,710)             14,210              190,374             625,340              102,792             (48,454)
     -----------             -------             --------            --------             --------            --------

     $   (86,809)            $ 8,027             $394,941            $655,854             $ 97,921            $321,244
     ===========             =======             ========            ========             ========            ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                               MIST Third Avenue     MSF BlackRock       MSF BlackRock
                                                Small Cap Value    Aggressive Growth     Money Market      MSF FI Large Cap
                                               Investment Option   Investment Option   Investment Option   Investment Option
                                                   (Class B)           (Class D)           (Class A)           (Class A)
                                               -----------------   -----------------   -----------------   -----------------

Investment Income:
 Dividends .................................        $    --            $     --           $1,341,902           $     --
                                                    -------            --------           ----------           --------
Expenses:
 Insurance charges .........................          3,318              12,203              220,157             84,798
 Administrative charges ....................            180                 254               12,228              7,144
                                                    -------            --------           ----------           --------
   Total expenses...........................          3,498              12,457              232,385             91,942
                                                    -------            --------           ----------           --------
    Net investment income (loss) ...........         (3,498)            (12,457)           1,109,517            (91,942)
                                                    -------            --------           ----------           --------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...............             --                  --                   --                 --
   Realized gain (loss) on sale of
    investments ............................          3,436              (6,304)                  --            (89,061)
                                                    -------            --------           ----------           --------
    Realized gain (loss) ...................          3,436              (6,304)                  --            (89,061)
                                                    -------            --------           ----------           --------
   Change in unrealized gain (loss) on
    investments ............................         65,875             (24,919)                  --            421,814
                                                    -------            --------           ----------           --------
 Net increase (decrease) in net assets
   resulting from operations................        $65,813            $(43,680)          $1,109,517           $240,811
                                                    =======            ========           ==========           ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                                         MSF MetLife
                          MSF MetLife             MSF MetLife          Conservative to
   MSF FI Value      Aggressive Allocation        Conservative       Moderate Allocation
Leaders Investment     Investment Option     Allocation Investment    Investment Option
 Option (Class D)          (Class B)            Option (Class B)          (Class B)
------------------   ---------------------   ---------------------   -------------------


     $      --              $    --                  $   --                $    --
     ---------              -------                  ------                -------

        56,857                3,377                     481                  2,662
         3,034                   91                      38                    109
     ---------              -------                  ------                -------
        59,891                3,468                     519                  2,771
     ---------              -------                  ------                -------
       (59,891)              (3,468)                   (519)                (2,771)
     ---------              -------                  ------                -------


            --                   --                      --                     --

       (48,441)              (5,582)                    245                  3,351
     ---------              -------                  ------                -------
       (48,441)              (5,582)                    245                  3,351
     ---------              -------                  ------                -------

       389,598               64,515                   3,221                 43,621
     ---------              -------                  ------                -------

     $ 281,266              $55,465                  $2,947                $44,201
     =========              =======                  ======                =======

                           MSF MetLife
    MSF MetLife            Moderate to
Moderate Allocation   Aggressive Allocation
 Investment Option      Investment Option
     (Class B)              (Class B)
-------------------   ---------------------


       $   --                $     --
       ------                --------

          333                  17,232
           13                     821
       ------                --------
          346                  18,053
       ------                --------
         (346)                (18,053)
       ------                --------


           --                      --

          485                  (5,394)
       ------                --------
          485                  (5,394)
       ------                --------

        1,304                 256,789
       ------                --------

       $1,443                $233,342
       ======                ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                                                                                           MSF Western Asset
                                                                    MSF Oppenheimer    MSF T. Rowe Price    Management U.S.
                                               MSF MFS(R) Total      Global Equity     Large Cap Growth       Government
                                               Return Investment   Investment Option   Investment Option   Investment Option
                                               Option (Class F)        (Class A)           (Class B)           (Class A)
                                               -----------------   -----------------   -----------------   -----------------

Investment Income:
 Dividends .................................      $       --           $     --            $     --            $     --
                                                  ----------           --------            --------            --------
Expenses:
 Insurance charges .........................         134,694             13,671              10,183              76,972
 Administrative charges ....................           6,616              1,605                 205               7,925
                                                  ----------           --------            --------            --------
   Total expenses...........................         141,310             15,276              10,388              84,897
                                                  ----------           --------            --------            --------
    Net investment income (loss) ...........        (141,310)           (15,276)            (10,388)            (84,897)
                                                  ----------           --------            --------            --------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...............              --                 --                  --                  --
   Realized gain (loss) on sale of
    investments ............................          30,568              1,106               3,531              25,608
                                                  ----------           --------            --------            --------
    Realized gain (loss) ...................          30,568              1,106               3,531              25,608
                                                  ----------           --------            --------            --------
   Change in unrealized gain (loss) on
    investments ............................       1,922,767            445,439             157,488             748,613
                                                  ----------           --------            --------            --------
 Net increase (decrease) in net assets
   resulting from operations................      $1,812,025           $431,269            $150,631            $689,324
                                                  ==========           ========            ========            ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006


                        PIMCO VIT Real           PIMCO VIT Total       Pioneer Mid Cap    Putnam VT Discovery         Putnam VT
                       Return Investment        Return Investment         Value VCT        Growth Investment    International Equity
   Money Market             Option                   Option           Investment Option          Option           Investment Option
Investment Option   (Administrative Class)   (Administrative Class)       (Class II)           (Class IB)            (Class IB)
-----------------   ----------------------   ----------------------   -----------------   -------------------   --------------------


     $612,765              $ 29,228                $1,127,260             $       --            $    --              $   37,373
     --------              --------                ----------             ----------            -------              ----------

      114,613                 5,340                   205,263                 45,959              1,191                  46,990
        6,812                   239                    11,178                  1,123                  4                   2,604
     --------              --------                ----------             ----------            -------              ----------
      121,425                 5,579                   216,441                 47,082              1,195                  49,594
     --------              --------                ----------             ----------            -------              ----------
      491,340                23,649                   910,819                (47,082)            (1,195)                (12,221)
     --------              --------                ----------             ----------            -------              ----------


           --                23,257                   137,265              1,495,315                 --                      --

           --                (1,485)                  (50,850)                 1,030              5,616                 471,121
     --------              --------                ----------             ----------            -------              ----------
           --                21,772                    86,415              1,496,345              5,616                 471,121
     --------              --------                ----------             ----------            -------              ----------

           --               (42,486)                 (245,706)              (792,295)            11,131                 934,791
     --------              --------                ----------             ----------            -------              ----------

     $491,340              $  2,935                $  751,528             $  656,968            $15,552              $1,393,691
     ========              ========                ==========             ==========            =======              ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                      Putnam VT Small Cap      Travelers AIM       Travelers Convertible   Travelers Equity
                                       Value Investment     Capital Appreciation   Securities Investment   Income Investment
                                       Option (Class IB)     Investment Option            Option                Option
                                      -------------------   --------------------   ---------------------   -----------------

Investment Income:
 Dividends ........................        $ 13,989             $        --              $ 30,950             $   150,159
                                           --------             -----------              --------             -----------
Expenses:
 Insurance charges ................          37,096                  27,240                 9,098                  27,855
 Administrative charges ...........           1,141                   2,211                   412                   1,539
                                           --------             -----------              --------             -----------
   Total expenses..................          38,237                  29,451                 9,510                  29,394
                                           --------             -----------              --------             -----------
    Net investment income (loss) ..         (24,248)                (29,451)               21,440                 120,765
                                           --------             -----------              --------             -----------
Realized Gain (Loss) and
 Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution......         428,338                  58,523                48,481               1,146,594
   Realized gain (loss) on sale of
    investments ...................          72,549               2,302,437               236,996               1,019,558
                                           --------             -----------              --------             -----------
    Realized gain (loss) ..........         500,887               2,360,960               285,477               2,166,152
                                           --------             -----------              --------             -----------
   Change in unrealized gain (loss)
    on investments ................         222,455              (1,637,788)              (71,217)             (1,722,378)
                                           --------             -----------              --------             -----------
 Net increase (decrease) in net
   assets resulting from operations        $699,094             $   693,721              $235,700             $   564,539
                                           ========             ===========              ========             ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                        Travelers Managed      Travelers Managed    Travelers Managed      Travelers Managed
                        Allocation Series:    Allocation Series:    Allocation Series:     Allocation Series:   Travelers MFS(R) Mid
Travelers Large Cap   Aggressive Investment      Conservative      Moderate-Aggressive   Moderate-Conservative       Cap Growth
 Investment Option            Option           Investment Option    Investment Option      Investment Option      Investment Option
-------------------   ---------------------   ------------------   -------------------   ---------------------  -------------------


     $  10,701               $  4,394               $ 4,734             $  56,738               $  6,793              $      --
     ---------               --------               -------             ---------               --------              ---------

         5,958                    431                   180                 5,909                    346                  5,976
           252                     12                    18                   254                     12                    127
     ---------               --------               -------             ---------               --------              ---------
         6,210                    443                   198                 6,163                    358                  6,103
     ---------               --------               -------             ---------               --------              ---------
         4,491                  3,951                 4,536                50,575                  6,435                 (6,103)
     ---------               --------               -------             ---------               --------              ---------



       130,954                 36,186                 2,839               244,921                 12,107                131,891

       285,013                (27,908)               (6,142)             (176,137)               (15,021)               317,405
     ---------               --------               -------             ---------               --------              ---------
       415,967                  8,278                (3,303)               68,784                 (2,914)               449,296
     ---------               --------               -------             ---------               --------              ---------

      (345,960)                (1,696)                  (94)              (19,590)                  (388)              (301,502)
     ---------               --------               -------             ---------               --------              ---------

     $  74,498               $ 10,533               $ 1,139             $  99,769               $  3,133              $ 141,691
     =========               ========               =======             =========               ========              =========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                           Travelers MFS(R) Total   Travelers MFS(R)   Travelers Pioneer   Travelers Pioneer
                                             Return Investment      Value Investment    Fund Investment    Strategic Income
                                                   Option                Option             Option         Investment Option
                                           ----------------------   ----------------   -----------------   -----------------

Investment Income:
 Dividends .............................         $ 333,390              $    --            $ 10,721            $     --
                                                 ---------              -------            --------            --------
Expenses:
 Insurance charges .....................            64,375                1,034               2,632              18,631
 Administrative charges ................             3,321                   79                 252               1,325
                                                 ---------              -------            --------            --------
   Total expenses.......................            67,696                1,113               2,884              19,956
                                                 ---------              -------            --------            --------
    Net investment income (loss) .......           265,694               (1,113)              7,837             (19,956)
                                                 ---------              -------            --------            --------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........           361,867                2,973                  --                  --
   Realized gain (loss) on sale of
    investments ........................           421,221               24,569              82,383             (20,519)
                                                 ---------              -------            --------            --------
    Realized gain (loss) ...............           783,088               27,542              82,383             (20,519)
                                                 ---------              -------            --------            --------
   Change in unrealized gain (loss) on
    investments ........................          (152,286)               4,715             (26,749)            132,298
                                                 ---------              -------            --------            --------
 Net increase (decrease) in net assets
   resulting from operations............         $ 896,496              $31,144            $ 63,471            $ 91,823
                                                 =========              =======            ========            ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                      Travelers Style Focus                                                   Van Kampen LIT
Travelers Strategic     Series: Small Cap         Travelers U.S.         Van Kampen LIT      Strategic Growth      Vanguard VIF
 Equity Investment      Growth Investment     Government Securities   Comstock Investment   Investment Option     Mid-Cap Index
       Option                 Option            Investment Option      Option (Class II)        (Class I)       Investment Option
-------------------   ---------------------   ---------------------   -------------------   -----------------   -----------------


     $  54,616               $    24               $ 1,060,771              $ 32,207             $     --            $ 14,095
     ---------               -------               -----------              --------             --------            --------

        38,269                   412                    46,558                19,585               12,162              10,808
         3,496                    25                     3,915                   382                  116                 897
     ---------               -------               -----------              --------             --------            --------
        41,765                   437                    50,473                19,967               12,278              11,705
     ---------               -------               -----------              --------             --------            --------
        12,851                  (413)                1,010,298                12,240              (12,278)              2,390
     ---------               -------               -----------              --------             --------            --------


       598,816                 8,732                   258,103               149,744                   --              54,266

      (701,709)               13,088                (1,441,835)               16,556               19,411                 274
     ---------               -------               -----------              --------             --------            --------
      (102,893)               21,820                (1,183,732)              166,300               19,411              54,540
     ---------               -------               -----------              --------             --------            --------

       748,744                   177                  (441,173)              194,931               25,186              88,447
     ---------               -------               -----------              --------             --------            --------

     $ 658,702               $21,584               $  (614,607)             $373,471             $ 32,319            $145,377
     =========               =======               ===========              ========             ========            ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Continued)
                     For the year ended December 31, 2006

                                           Vanguard VIF Total    VIP Asset Manager     VIP Contrafund(R)   VIP Equity-Income
                                           Stock Market Index   SM Investment Option   Investment Option   Investment Option
                                           Investment Option      (Initial Class)       (Service Class)     (Initial Class)
                                           ------------------   --------------------   -----------------   -----------------

Investment Income:
 Dividends .............................        $  4,668              $ 51,880            $  184,417          $  382,423
                                                --------              --------            ----------          ----------
Expenses:
 Insurance charges .....................           8,043                15,646               130,846              92,233
 Administrative charges ................             601                 1,579                 8,269               9,275
                                                --------              --------            ----------          ----------
   Total expenses.......................           8,644                17,225               139,115             101,508
                                                --------              --------            ----------          ----------
    Net investment income (loss) .......          (3,976)               34,655                45,302             280,915
                                                --------              --------            ----------          ----------
Realized Gain (Loss) and Unrealized
 Gain (Loss) on Investments:
   Realized gain distribution...........          36,861                    --             1,416,223           1,389,017
   Realized gain (loss) on sale of
    investments ........................          41,680                 1,001               434,596             262,062
                                                --------              --------            ----------          ----------
    Realized gain (loss) ...............          78,541                 1,001             1,850,819           1,651,079
                                                --------              --------            ----------          ----------
   Change in unrealized gain (loss) on
    investments ........................         128,338                86,296              (299,447)            119,119
                                                --------              --------            ----------          ----------
 Net increase (decrease) in net assets
   resulting from operations............        $202,903              $121,952            $1,596,674          $2,051,113
                                                ========              ========            ==========          ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                   STATEMENT OF OPERATIONS  --  (Concluded)
                     For the year ended December 31, 2006

    VIP Growth       VIP High Income       VIP Mid Cap
Investment Option   Investment Option   Investment Option
 (Initial Class)     (Initial Class)    (Service Class 2)
-----------------   -----------------   -----------------


    $  50,243            $148,030           $  11,899
    ---------            --------           ---------

      102,097              15,499              56,716
       10,703               1,427               2,127
    ---------            --------           ---------
      112,800              16,926              58,843
    ---------            --------           ---------
      (62,557)            131,104             (46,944)
    ---------            --------           ---------


           --                  --             793,394

      223,488             (23,569)             89,063
    ---------            --------           ---------
      223,488             (23,569)            882,457
    ---------            --------           ---------

      578,320              88,888            (105,462)
    ---------            --------           ---------


    $ 739,251            $196,423           $ 730,051
    =========            ========           =========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

                     STATEMENTS OF CHANGES IN NET ASSETS
                For the years ended December 31, 2006 and 2005

                                                                                                       AllianceBernstein
                                                                                                           Large-Cap
                                                Dreyfus Stock Index         The Merger Fund VL         Growth Investment
                                                    Investment                  Investment                   Option
                                              Option (Initial Shares)             Option                   (Class B)
                                             -------------------------   ------------------------   ------------------------
                                                2006          2005          2006          2005         2006          2005
                                                ----          ----          ----          ----         ----          ----

Operations:
 Net investment income (loss) ............   $   148,854   $   141,789   $   (39,439)  $  (36,591)  $    (4,645)  $  (11,692)
 Realized gain (loss) ....................     1,019,261       389,132       771,730       65,316       288,349       11,835
 Change in unrealized gain (loss) on
   investments............................     1,385,670       164,940       (48,817)     126,073      (292,750)     201,063
                                             -----------   -----------   -----------   ----------   -----------   ----------
   Net increase (decrease) in net assets
    resulting from operations ............     2,553,785       695,861       683,474      154,798        (9,046)     201,206
                                             -----------   -----------   -----------   ----------   -----------   ----------
Unit Transactions:
 Participant premium payments ............     1,562,031     1,968,683       200,888      260,825        69,098      268,745
 Participant transfers from other funding
   options................................       245,645     1,387,227     1,150,342    3,766,105       130,255       16,388
 Contract surrenders .....................    (3,501,717)   (1,888,237)      (61,384)     (38,166)      (42,440)    (148,060)
 Participant transfers to other funding
   options................................    (1,784,680)   (1,134,686)   (3,946,403)    (127,084)   (1,794,882)     (80,858)
 Growth rate intra-fund transfers out ....            --            --            --           --            --           --
 Other receipts/(payments) ...............       (23,741)      (80,761)           --           --            --           --
                                             -----------   -----------   -----------   ----------   -----------   ----------
   Net increase (decrease) in net assets
    resulting from unit transactions .....    (3,502,462)      252,226    (2,656,557)   3,861,680    (1,637,969)      56,215
                                             -----------   -----------   -----------   ----------   -----------   ----------
   Net increase (decrease) in net assets..      (948,677)      948,087    (1,973,083)   4,016,478    (1,647,015)     257,421
Net Assets:
 Beginning of year .......................    19,717,678    18,769,591     5,266,682    1,250,204     1,647,015    1,389,594
                                             -----------   -----------   -----------   ----------   -----------   ----------
 End of year .............................   $18,769,001   $19,717,678   $ 3,293,599   $5,266,682   $        --   $1,647,015
                                             ===========   ===========   ===========   ==========   ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005


  American Funds Global                                   American Funds Growth-
          Growth              American Funds Growth               Income               Capital Appreciation
 Investment Option (Class    Investment Option (Class    Investment Option (Class           Investment
            2)                          2)                          2)                        Option
-------------------------   -------------------------   -------------------------   --------------------------
    2006          2005          2006          2005          2006          2005          2006           2005
    ----          ----          ----          ----          ----          ----          ----           ----


$      4,960   $  (11,973)  $     7,050   $   (34,723)  $   178,222   $   111,129   $    (68,035)  $  (189,636)
     375,417      148,864       802,640       483,207       782,416       350,842      6,591,762       437,967

   1,584,628      944,559     2,980,983     4,386,418     2,032,398       551,662     (6,724,906)    3,331,088
------------   ----------   -----------   -----------   -----------   -----------   ------------   -----------

   1,965,005    1,081,450     3,790,673     4,834,902     2,993,036     1,013,633       (201,179)    3,579,419
------------   ----------   -----------   -----------   -----------   -----------   ------------   -----------

   1,769,842    1,348,568     4,932,244     4,296,760     2,983,312     3,192,519        942,648     3,094,918

   2,603,609    1,140,969     5,212,642     2,909,616     1,310,700     1,980,559        643,960     1,166,834
  (1,130,894)    (864,380)   (2,792,869)   (2,574,727)   (1,880,959)   (2,473,176)    (1,037,970)   (2,804,437)

  (1,033,966)    (389,457)   (1,282,322)   (1,762,403)     (873,153)     (642,124)   (24,431,869)   (1,320,748)
          --          (79)           --          (355)           --          (685)            --            --
      (4,330)     (24,574)      (59,520)      (94,820)     (138,039)      (63,137)      (164,502)      (93,080)
------------   ----------   -----------   -----------   -----------   -----------   ------------   -----------

   2,204,261    1,211,047     6,010,175     2,774,071     1,401,861     1,993,956    (24,047,733)       43,487
------------   ----------   -----------   -----------   -----------   -----------   ------------   -----------
   4,169,266    2,292,497     9,800,848     7,608,973     4,394,897     3,007,589    (24,248,912)    3,622,906

   9,359,176    7,066,679    36,971,825    29,362,852    20,322,087    17,314,498     24,248,912    20,626,006
------------   ----------   -----------   -----------   -----------   -----------   ------------   -----------
$ 13,528,442   $9,359,176   $46,772,673   $36,971,825   $24,716,984   $20,322,087   $         --   $24,248,912
============   ==========   ===========   ===========   ===========   ===========   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                             Dreyfus VIF
                                                                                                            Appreciation
                                                      Credit Suisse Trust        Delaware VIP REIT           Investment
                                                       Emerging Markets          Investment Option         Option (Initial
                                                       Investment Option          (Standard Class)             Shares)
                                                    -----------------------   ------------------------   -------------------
                                                       2006         2005         2006          2005        2006       2005
                                                       ----         ----         ----          ----        ----       ----

Operations:
 Net investment income (loss) ...................   $   (4,663)  $   (1,138)  $    34,921   $    9,529   $  3,811   $ (3,287)
 Realized gain (loss) ...........................      229,851       70,594       259,624      100,515      7,933      1,658
 Change in unrealized gain (loss) on investments       337,554      351,492      (139,563)       3,541     80,402     14,820
                                                    ----------   ----------   -----------   ----------   --------   --------
   Net increase (decrease) in net assets
    resulting from operations ...................      562,742      420,948       154,982      113,585     92,146     13,191
                                                    ----------   ----------   -----------   ----------   --------   --------
Unit Transactions:
 Participant premium payments ...................      140,055      232,574       250,803      514,685    118,750     75,311
 Participant transfers from other funding
   options.......................................       86,463      205,047       116,178      841,980    145,054     45,383
 Contract surrenders ............................     (259,522)    (171,689)      (75,423)    (191,596)   (40,669)   (46,063)
 Participant transfers to other funding options .     (362,458)    (236,403)   (2,318,701)    (470,996)   (44,425)    (3,635)
 Growth rate intra-fund transfers out ...........           --           --            --          (18)        --         --
 Other receipts/(payments) ......................       (6,104)          --            --           --         --         --
                                                    ----------   ----------   -----------   ----------   --------   --------
   Net increase (decrease) in net assets
    resulting from unit transactions ............     (401,566)      29,529    (2,027,143)     694,055    178,710     70,996
                                                    ----------   ----------   -----------   ----------   --------   --------
   Net increase (decrease) in net assets.........      161,176      450,477    (1,872,161)     807,640    270,856     84,187
Net Assets:
 Beginning of year ..............................    2,070,594    1,620,117     1,872,161    1,064,521    453,728    369,541
                                                    ----------   ----------   -----------   ----------   --------   --------
 End of year ....................................   $2,231,770   $2,070,594   $        --   $1,872,161   $724,584   $453,728
                                                    ==========   ==========   ===========   ==========   ========   ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                          FTVIPT Franklin Small-
                                                              Mid Cap Growth
  Dreyfus VIF Developing         DWS VIT Small Cap              Securities           FTVIPT Mutual Shares
    Leaders Investment        Index Investment Option       Investment Option        Securities Investment
  Option (Initial Shares)            (Class A)                  (Class 2)              Option (Class 2)
--------------------------   -------------------------   -----------------------   ------------------------
    2006           2005          2006          2005         2006         2005          2006         2005
    ----           ----          ----          ----         ----         ----          ----         ----


$    (49,237)  $   (88,982)  $   (31,068)  $   (29,704)  $  (42,370)  $  (40,247)  $    (6,398)  $    2,571
   1,089,862       234,318       992,486       822,000      127,898       70,196       548,589       41,040
    (775,332)      352,564     1,221,901      (425,111)     303,537      173,649      (367,420)     169,276
------------   -----------   -----------   -----------   ----------   ----------   -----------   ----------

     265,293       497,900     2,183,319       367,185      389,065      203,598       174,771      212,887
------------   -----------   -----------   -----------   ----------   ----------   -----------   ----------

     941,121       775,543     1,402,914     1,472,525      396,244      523,823       253,600      594,184

     555,963       458,799     1,585,493       947,864      303,348      383,618       105,963      317,339
    (639,255)     (460,788)   (1,198,126)     (834,965)    (256,025)    (394,470)     (231,117)    (259,207)
  (1,312,478)   (1,297,503)   (1,207,314)   (2,127,389)    (495,626)    (289,533)   (2,697,309)    (137,747)
          --            --            --            --           --           --            --           --
          --        (4,707)       (4,536)      (29,715)          --           --            --           (1)
------------   -----------   -----------   -----------   ----------   ----------   -----------   ----------

    (454,649)     (528,656)      578,431      (571,680)     (52,059)     223,438    (2,568,863)     514,568
------------   -----------   -----------   -----------   ----------   ----------   -----------   ----------
    (189,356)      (30,756)    2,761,750      (204,495)     337,006      427,036    (2,394,092)     727,455

  10,981,981    11,012,737    12,947,232    13,151,727    5,097,334    4,670,298     2,394,092    1,666,637
------------   -----------   -----------   -----------   ----------   ----------   -----------   ----------
$ 10,792,625   $10,981,981   $15,708,982   $12,947,232   $5,434,340   $5,097,334   $        --   $2,394,092
============   ===========   ===========   ===========   ==========   ==========   ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                             FTVIPT
                                                                                                            Templeton
                                                                                                             Global
                                                                                                              Asset
                                                        FTVIPT Templeton            FTVIPT Templeton       Allocation
                                                       Developing Markets          Foreign Securities      Investment
                                                      Securities Investment        Investment Option         Option
                                                        Option (Class 2)               (Class 2)            (Class 1)
                                                    ------------------------   -------------------------   ----------
                                                        2006         2005          2006          2005         2006
                                                        ----         ----          ----          ----         ----

Operations:
 Net investment income (loss)....................   $    14,103   $    9,118   $    53,473   $    24,734   $  113,496
 Realized gain (loss)............................       125,975       10,155       189,013        16,777      128,030
 Change in unrealized gain (loss) on investments        651,685      357,496     2,712,128       918,320      118,308
                                                    -----------   ----------   -----------   -----------   ----------
   Net increase (decrease) in
    net assets resulting from operations.........       791,763      376,769     2,954,614       959,831      359,834
                                                    -----------   ----------   -----------   -----------   ----------
Unit Transactions:
 Participant premium payments....................       626,231      424,370     1,586,579     1,241,355      140,857
 Participant transfers from other funding options     1,986,352    1,750,191     3,852,253     3,681,736      318,965
 Contract surrenders.............................      (279,176)    (164,052)     (773,925)     (359,047)    (216,535)
 Participant transfers to other funding options..    (1,120,068)     (27,897)     (825,068)     (186,111)        (715)
 Growth rate intra-fund
   transfers out.................................            --           --            --          (343)          --
 Other receipts/(payments).......................            --       (2,079)           --            --       (2,821)
                                                    -----------   ----------   -----------   -----------   ----------
   Net increase (decrease) in
    net assets resulting from
    unit transactions............................     1,213,339    1,980,533     3,839,839     4,377,590      239,751
                                                    -----------   ----------   -----------   -----------   ----------
   Net increase (decrease) in
    net assets...................................     2,005,102    2,357,302     6,794,453     5,337,421      599,585
Net Assets:
   Beginning of year.............................     2,457,526      100,224    12,232,528     6,895,107    1,618,446
                                                    -----------   ----------   -----------   -----------   ----------
   End of year...................................   $ 4,462,628   $2,457,526   $19,026,981   $12,232,528   $2,218,031
                                                    ===========   ==========   ===========   ===========   ==========

                                                      FTVIPT
                                                     Templeton
                                                      Global
                                                       Asset
                                                    Allocation
                                                    Investment
                                                      Option
                                                     (Class 1)
                                                    ----------
                                                       2005
                                                       ----

Operations:
 Net investment income (loss)....................   $   48,007
 Realized gain (loss)............................       14,022
 Change in unrealized gain (loss) on investments       (13,925)
                                                    ----------
   Net increase (decrease) in
    net assets resulting from operations.........       48,104
                                                    ----------
Unit Transactions:
 Participant premium payments....................      132,810
 Participant transfers from other funding options      169,412
 Contract surrenders.............................     (197,095)
 Participant transfers to other funding options..      (49,053)
 Growth rate intra-fund
   transfers out.................................           --
 Other receipts/(payments).......................           --
                                                    ----------
   Net increase (decrease) in
    net assets resulting from
    unit transactions............................       56,074
                                                    ----------
   Net increase (decrease) in
    net assets...................................      104,178
Net Assets:
   Beginning of year.............................    1,514,268
                                                    ----------
   End of year...................................   $1,618,446
                                                    ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005




   FTVIPT Templeton
    Global Income            FTVIPT Templeton                                        Janus Aspen
      Securities             Growth Securities            Goldman Sachs           Global Technology
      Investment            Investment Option-            Capital Growth          Investment Option
   Option (Class 1)           Class 1 Shares            Investment Option          (Service Shares)
---------------------   --------------------------   -----------------------   -----------------------
   2006        2005         2006           2005         2006         2005         2006         2005
   ----        ----         ----           ----         ----         ----         ----         ----


$  18,384   $  42,854   $     81,208   $    28,269   $  (25,431)  $  (23,219)  $  (13,482)  $  (12,548)
    4,637       1,385      4,281,789       307,477      127,046        8,272       10,191      (19,912)
   69,890     (74,328)    (2,548,705)      475,308      126,854       82,308      111,170      199,629
---------   ---------   ------------   -----------   ----------   ----------   ----------   ----------

   92,911     (30,089)     1,814,292       811,054      228,469       67,361      107,879      167,169
---------   ---------   ------------   -----------   ----------   ----------   ----------   ----------

   83,135      82,686        585,934       813,998       69,788       80,948      255,711      296,111
   53,827     144,187      1,406,703     1,973,421       69,107       65,769       30,707       38,189
 (214,757)   (110,735)    (2,274,713)   (1,094,940)     (68,474)     (55,350)    (204,157)    (246,146)
  (16,688)    (15,756)   (12,721,387)     (575,470)    (769,954)     (43,931)    (177,099)    (180,119)

       --          --             --            --           --           --           --           --
       --      (1,681)      (166,919)     (148,746)          --           --           --           --
---------   ---------   ------------   -----------   ----------   ----------   ----------   ----------


  (94,483)     98,701    (13,170,382)      968,263     (699,533)      47,436      (94,838)     (91,965)
---------   ---------   ------------   -----------   ----------   ----------   ----------   ----------

   (1,572)     68,612    (11,356,090)    1,779,317     (471,064)     114,797       13,041       75,204

  818,694     750,082     11,356,090     9,576,773    3,296,151    3,181,354    1,698,446    1,623,242
---------   ---------   ------------   -----------   ----------   ----------   ----------   ----------
$ 817,122   $ 818,694   $         --   $11,356,090   $2,825,087   $3,296,151   $1,711,487   $1,698,446
=========   =========   ============   ===========   ==========   ==========   ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                Janus Aspen Mid Cap       Janus Aspen Worldwide
                                                 Growth Investment          Growth Investment          Lazard Retirement
                                                       Option                     Option                   Small Cap
                                                  (Service Shares)           (Service Shares)          Investment Option
                                              ------------------------   ------------------------   ------------------------
                                                 2006          2005         2006          2005         2006          2005
                                                 ----          ----         ----          ----         ----          ----

Operations:
 Net investment income (loss) .............   $   (55,225)  $  (53,777)  $    50,453   $   25,010   $   (18,875)  $  (17,032)
 Realized gain (loss) .....................       651,185      274,397        (7,050)     (33,604)      487,499      244,233
 Change in unrealized gain (loss) on
   investments.............................       127,622      512,987       830,529      282,680      (172,061)    (171,002)
                                              -----------   ----------   -----------   ----------   -----------   ----------
   Net increase (decrease) in net assets
    resulting from operations .............       723,582      733,607       873,932      274,086       296,563       56,199
                                              -----------   ----------   -----------   ----------   -----------   ----------
Unit Transactions:
 Participant premium payments .............       688,136      742,279       630,806      791,438       383,016      395,642
 Participant transfers
   from other funding options..............       638,901      682,845        80,650      319,492       388,590      344,882
 Contract surrenders ......................    (2,170,691)    (707,730)   (1,229,134)    (532,188)     (156,483)    (180,647)
 Participant transfers to other funding
   options.................................      (420,666)    (813,018)     (285,571)    (544,853)   (3,032,511)    (781,323)
 Growth rate intra-fund transfers out .....            --           --            --           --            --           --
 Other receipts/(payments) ................        (1,555)     (10,474)       (4,057)      (4,853)      (24,585)     (10,366)
                                              -----------   ----------   -----------   ----------   -----------   ----------
   Net increase (decrease) in net assets
    resulting from unit transactions ......    (1,265,875)    (106,098)     (807,306)      29,036    (2,441,973)    (231,812)
                                              -----------   ----------   -----------   ----------   -----------   ----------
   Net increase (decrease) in net assets...      (542,293)     627,509        66,626      303,122    (2,145,410)    (175,613)
Net Assets:
   Beginning of year.......................     7,309,757    6,682,248     6,105,438    5,802,316     2,145,410    2,321,023
                                              -----------   ----------   -----------   ----------   -----------   ----------
   End of year.............................   $ 6,767,464   $7,309,757   $ 6,172,064   $6,105,438   $        --   $2,145,410
                                              ===========   ==========   ===========   ==========   ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005


   LMPVPII Equity Index        LMPVPII Fundamental         LMPVPIII Aggressive
 Investment Option (Class             Value                       Growth               LMPVPIII High Income
            I)                  Investment Option           Investment Option           Investment Option
-------------------------   -------------------------   -------------------------   -------------------------
    2006          2005          2006          2005          2006          2005          2006          2005
    ----          ----          ----          ----          ----          ----          ----          ----


$   269,649   $   211,257   $   219,326   $    20,881   $  (108,398)  $   (94,443)  $   824,976   $   794,029
    984,673       447,222     1,648,998     1,965,102       336,681       156,876      (386,626)     (327,503)

  3,085,650       471,063     2,355,805      (936,561)      762,657     1,125,180       329,272      (323,259)
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

  4,339,972     1,129,542     4,224,129     1,049,422       990,940     1,187,613       767,622       143,267
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
  3,396,625     3,818,440     2,423,183     2,554,600     1,353,496     1,414,830       722,885       700,824

    188,366       976,216     1,087,494       995,895       231,479       283,247     5,888,055     6,284,272

 (2,471,772)   (2,756,090)   (2,116,003)   (2,150,589)     (823,592)     (896,060)     (559,284)     (679,647)

 (1,134,075)   (1,944,889)   (2,356,316)   (2,621,760)     (945,412)     (729,057)   (5,877,797)   (6,397,302)
         --            --            --          (420)           --            --            --            --
   (675,651)         (936)      (20,590)     (132,398)      (56,920)      (63,847)       (1,865)      (70,107)
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------

   (696,507)       92,741      (982,232)   (1,354,672)     (240,949)        9,113       171,994      (161,960)
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
  3,643,465     1,222,283     3,241,897      (305,250)      749,991     1,196,726       939,616       (18,693)

 31,120,903    29,898,620    26,845,189    27,150,439    12,387,812    11,191,086    10,673,623    10,692,316
-----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
$34,764,368   $31,120,903   $30,087,086   $26,845,189   $13,137,803   $12,387,812   $11,613,239   $10,673,623
===========   ===========   ===========   ===========   ===========   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005


                                                      LMPVPIII
                                                  International All
                                                         Cap                   LMPVPIII                 LMPVPIII Large
                                                  Growth Investment        Large Cap Growth                Cap Value
                                                       Option              Investment Option           Investment Option
                                                 -------------------   -------------------------   -------------------------
                                                   2006       2005        2006          2005          2006          2005
                                                   ----       ----        ----          ----          ----          ----

Operations:
 Net investment income (loss) ................   $  8,292   $  3,550   $   (80,232)  $   (94,200)  $    43,433   $    99,415
 Realized gain (loss) ........................     64,251     17,282       327,002       293,068       711,645       135,429
 Change in unrealized gain (loss) on
   investments................................     71,485     38,678        13,650       352,896     1,195,062       456,720
                                                 --------   --------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net assets
    resulting from operations ................    144,028     59,510       260,420       551,764     1,950,140       691,564
                                                 --------   --------   -----------   -----------   -----------   -----------
Unit Transactions:
 Participant premium payments ................     41,508     55,839     1,125,831     1,556,242     1,117,445     1,544,070
 Participant transfers from other funding
   options....................................      2,900     37,266       542,764       458,609       176,329       364,590
 Contract surrenders .........................    (51,370)   (64,206)   (1,881,887)   (1,190,945)   (2,313,603)   (1,286,366)
 Participant transfers to other funding
   options....................................    (54,605)   (21,602)   (2,111,208)   (2,721,769)   (1,323,534)   (1,219,569)
 Growth rate intra-fund transfers out ........         --         --            --          (386)           --            --
 Other receipts/(payments) ...................     (5,318)        --        (1,604)           --        (7,196)      (20,704)
                                                 --------   --------   -----------   -----------   -----------   -----------
   Net increase (decrease) in net assets
    resulting from unit transactions .........    (66,885)     7,297    (2,326,104)   (1,898,249)   (2,350,559)     (617,979)
                                                 --------   --------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets ........     77,143     66,807    (2,065,684)   (1,346,485)     (400,419)       73,585
Net Assets:
   Beginning of year..........................    602,152    535,345    13,237,689    14,584,174    12,742,025    12,668,440
                                                 --------   --------   -----------   -----------   -----------   -----------
   End of year................................   $679,295   $602,152   $11,172,005   $13,237,689   $12,341,606   $12,742,025
                                                 ========   ========   ===========   ===========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                           LMPVPIV Multiple
                              Discipline
   LMPVPIV Multiple           Investment                                       MIST Janus
 Discipline Investment     Option-Balanced                                Capital Appreciation
    Option-All Cap          All Cap Growth          Managed Assets          Investment Option
   Growth and Value           and Value            Investment Option            (Class A)
----------------------   -------------------   ------------------------   ---------------------
    2006        2005       2006       2005         2006         2005          2006       2005
    ----        ----       ----       ----         ----         ----          ----       ----


$      (861)  $ (1,749)  $  5,901   $  2,846   $   100,208   $  (38,507)  $  (134,587)  $    --
     53,322     16,110     20,609      4,529       421,410       61,705       (63,191)       --

     53,360     17,371     25,055      9,648      (352,780)     116,861       886,204        --
-----------   --------   --------   --------   -----------   ----------   -----------   -------

    105,821     31,732     51,565     17,023       168,838      140,059       688,426        --
-----------   --------   --------   --------   -----------   ----------   -----------   -------

    295,396    430,356    201,990    325,346       380,771      832,271     1,817,192        --

     15,355    110,494     36,515     14,103        30,551      150,954    24,685,149        --

    (90,708)   (62,889)   (65,221)   (45,120)     (232,618)    (707,933)   (2,086,842)       --

    (49,284)   (38,433)    (3,568)    (6,639)   (5,237,098)    (223,204)   (1,016,824)       --
         --         --         --         --            --           --            --        --
         --         (2)        --         --            --     (131,300)       (6,290)       --
-----------   --------   --------   --------   -----------   ----------   -----------   -------

    170,759    439,526    169,716    287,690    (5,058,394)     (79,212)   23,392,385        --
-----------   --------   --------   --------   -----------   ----------   -----------   -------
    276,580    471,258    221,281    304,713    (4,889,556)      60,847    24,080,811        --

    734,937    263,679    433,130    128,417     4,889,556    4,828,709            --        --
-----------   --------   --------   --------   -----------   ----------   -----------   -------
$ 1,011,517   $734,937   $654,411   $433,130   $        --   $4,889,556   $24,080,811   $    --
===========   ========   ========   ========   ===========   ==========   ===========   =======

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                MIST Legg Mason
                                                               Partners Managed      MIST Lord Abbett     MIST Lord Abbett
                                                               Assets Investment      Bond Debenture     Growth and Income
                                                                    Option          Investment Option    Investment Option
                                                                   (Class A)            (Class A)            (Class B)
                                                             --------------------   -----------------   --------------------
                                                                2006        2005       2006      2005      2006       2005
                                                                ----        ----       ----      ----      ----       ----

Operations:
 Net investment income (loss).............................   $  (28,955)  $    --   $  (21,195)  $ --   $  (15,064)  $    --
 Realized gain (loss).....................................          434        --        2,252     --        3,255        --
 Change in unrealized gain (loss) on investments..........      345,472        --      221,670     --      232,419        --
                                                             ----------   -------   ----------   ----   ----------   -------
   Net increase (decrease) in net assets resulting from
    operations............................................      316,951        --      202,727     --      220,610        --
                                                             ----------   -------   ----------   ----   ----------   -------
Unit Transactions:
 Participant premium payments.............................      442,773        --      292,218     --      285,956        --
 Participant transfers from other funding options.........    5,271,200        --    3,927,060     --    2,787,084        --
 Contract surrenders......................................     (430,820)       --     (211,457)    --     (148,455)       --
 Participant transfers to other funding options...........     (148,697)       --      (46,188)    --     (176,570)       --
 Growth rate intra-fund transfers out.....................           --        --           --     --           --        --
 Other receipts/(payments)................................         (374)       --         (815)    --      (18,305)       --
                                                             ----------   -------   ----------   ----   ----------   -------
   Net increase (decrease) in net assets resulting from
    unit transactions.....................................    5,134,082        --    3,960,818     --    2,729,710        --
                                                             ----------   -------   ----------   ----   ----------   -------
   Net increase (decrease) in net assets..................    5,451,033        --    4,163,545     --    2,950,320        --
Net Assets:
 Beginning of year........................................           --        --           --     --           --        --
                                                             ----------   -------   ----------   ----   ----------   -------
 End of year..............................................   $5,451,033   $    --   $4,163,545   $ --   $2,950,320   $    --
                                                             ==========   =======   ==========   ====   ==========   =======

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                       MIST Neuberger
    MIST Met/AIM           MIST Met/AIM                                    Berman
Capital Appreciation     Small Cap Growth      MIST MFS(R) Value        Real Estate
  Investment Option      Investment Option     Investment Option     Investment Option
      (Class A)              (Class A)             (Class A)             (Class A)
---------------------   ------------------   --------------------   --------------------
    2006       2005       2006       2005       2006        2005       2006       2005
    ----       ----       ----       ----       ----        ----       ----       ----


$   (40,267)  $    --   $  (2,348)  $   --   $   36,571   $    --   $  (17,326)  $    --
  1,244,168        --      (3,835)      --      167,996        --       47,840        --
 (1,290,710)       --      14,210       --      190,374        --      625,340        --
-----------   -------   ---------   ------   ----------   -------   ----------   -------

    (86,809)       --       8,027       --      394,941        --      655,854        --
-----------   -------   ---------   ------   ----------   -------   ----------   -------

    841,700        --      77,416       --      122,725        --      396,616        --
 10,968,924        --     589,002       --    3,865,739        --    3,446,471        --
   (878,278)       --     (31,596)      --      (59,877)       --     (144,581)       --
   (264,174)       --    (214,440)      --      (39,513)       --     (307,353)       --
         --        --          --       --           --        --           --        --
     (5,265)       --          --       --           --        --           --        --
-----------   -------   ---------   ------   ----------   -------   ----------   -------

 10,662,907        --     420,382       --    3,889,074        --    3,391,153        --
-----------   -------   ---------   ------   ----------   -------   ----------   -------
 10,576,098        --     428,409       --    4,284,015        --    4,047,007        --

         --        --          --       --           --        --           --        --
-----------   -------   ---------   ------   ----------   -------   ----------   -------
$10,576,098   $    --   $ 428,409   $   --   $4,284,015   $    --   $4,047,007   $    --
===========   =======   =========   ======   ==========   =======   ==========   =======

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                     MIST Pioneer        MIST Third Avenue
                                                            MIST Pioneer Fund      Strategic Income       Small Cap Value
                                                            Investment Option      Investment Option     Investment Option
                                                                (Class A)              (Class A)             (Class B)
                                                           -------------------   --------------------   --------------------
                                                              2006       2005       2006        2005       2006       2005
                                                              ----       ----       ----        ----       ----       ----

Operations:
 Net investment income (loss) ..........................   $   (6,768)  $   --   $  363,857   $    --   $   (3,498)  $    --
 Realized gain (loss) ..................................        1,897       --        5,841        --        3,436        --
 Change in unrealized gain (loss) on investments .......      102,792       --      (48,454)       --       65,875        --
                                                           ----------   ------   ----------   -------   ----------   -------
   Net increase (decrease) in net assets resulting from
    operations .........................................       97,921       --      321,244        --       65,813        --
                                                           ----------   ------   ----------   -------   ----------   -------
Unit Transactions:
 Participant premium payments ..........................       84,504       --      459,595        --       43,380        --
 Participant transfers from other funding options ......    1,291,720       --    8,629,870        --    2,932,151        --
 Contract surrenders ...................................     (102,196)      --     (276,588)       --      (23,329)       --
 Participant transfers to other funding options ........         (503)      --     (225,912)       --     (108,952)       --
 Growth rate intra-fund transfers out ..................           --       --           --        --           --        --
 Other receipts/(payments) .............................       (6,630)      --      (41,972)       --           --        --
                                                           ----------   ------   ----------   -------   ----------   -------
   Net increase (decrease) in net assets resulting from
    unit transactions ..................................    1,266,895       --    8,544,993        --    2,843,250        --
                                                           ----------   ------   ----------   -------   ----------   -------
   Net increase (decrease) in net assets................    1,364,816       --    8,866,237        --    2,909,063        --
Net Assets:
 Beginning of year .....................................           --       --           --        --           --        --
                                                           ----------   ------   ----------   -------   ----------   -------
 End of year ...........................................   $1,364,816   $   --   $8,866,237   $    --   $2,909,063   $    --
                                                           ==========   ======   ==========   =======   ==========   =======

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

   MSF BlackRock           MSF BlackRock
 Aggressive Growth          Money Market          MSF FI Large Cap     MSF FI Value Leaders
 Investment Option       Investment Option       Investment Option       Investment Option
     (Class D)               (Class A)               (Class A)               (Class D)
--------------------   ---------------------   ---------------------   ---------------------
   2006       2005         2006        2005        2006        2005        2006       2005
   ----       ----         ----        ----        ----        ----        ----       ----


$  (12,457)  $    --   $  1,109,517   $   --   $   (91,942)  $    --   $   (59,891)  $    --
    (6,304)       --             --       --       (89,061)       --       (48,441)  $    --
   (24,919)       --             --       --       421,814        --       389,598        --
----------   -------   ------------   ------   -----------   -------   -----------   -------

   (43,680)       --      1,109,517       --       240,811        --       281,266        --
----------   -------   ------------   ------   -----------   -------   -----------   -------

   220,176        --      4,962,301       --     1,308,622        --       626,851        --
 2,498,555        --     44,876,064       --    17,254,531        --    11,393,003        --
  (139,978)       --     (2,450,377)      --    (1,404,644)       --      (437,091)       --
   (65,167)       --    (11,397,360)      --    (1,001,903)       --    (1,099,067)       --
        --        --             --       --            --        --            --        --
      (471)       --        (10,703)      --        (2,798)       --       (76,781)       --
----------   -------   ------------   ------   -----------   -------   -----------   -------

 2,513,115        --     35,979,925       --    16,153,808        --    10,406,915        --
----------   -------   ------------   ------   -----------   -------   -----------   -------
 2,469,435        --     37,089,442       --    16,394,619        --    10,688,181        --

        --        --             --       --            --        --            --        --
----------   -------   ------------   ------   -----------   -------   -----------   -------
$2,469,435   $    --   $ 37,089,442   $   --   $16,394,619   $    --   $10,688,181   $    --
==========   =======   ============   ======   ===========   =======   ===========   =======

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                          MSF MetLife        MSF MetLife
                                                                     MSF MetLife         Conservative      Conservative to
                                                                      Aggressive          Allocation           Moderate
                                                                      Allocation          Investment          Allocation
                                                                  Investment Option      Option (Class    Investment Option
                                                                      (Class B)               B)              (Class B)
                                                                 -------------------   ----------------   ------------------
                                                                    2006       2005       2006     2005     2006      2005
                                                                    ----       ----       ----     ----     ----      ----

Operations:
 Net investment income (loss).................................   $  (3,468)  $    --   $    (519)  $ --   $ (2,771)  $    --
 Realized gain (loss).........................................      (5,582)       --         245     --      3,351        --
 Change in unrealized gain (loss) on investments..............      64,515        --       3,221     --     43,621        --
                                                                 ---------   -------   ---------   ----   --------   -------
   Net increase (decrease) in net assets resulting from
    operations................................................      55,465        --       2,947     --     44,201        --
                                                                 ---------   -------   ---------   ----   --------   -------
Unit Transactions:
 Participant premium payments.................................     116,589        --       8,812     --     69,488        --
 Participant transfers from other funding options.............     770,754        --     287,068     --    664,959        --
 Contract surrenders..........................................     (55,030)       --      (4,160)    --    (28,709)       --
 Participant transfers to other funding options...............    (122,591)       --    (210,329)    --    (72,780)       --
 Growth rate intra-fund transfers out.........................          --        --          --     --         --        --
 Other receipts/(payments)....................................          --        --          --     --         --        --
                                                                 ---------   -------   ---------   ----   --------   -------
   Net increase (decrease) in net assets resulting from unit
    transactions..............................................     709,722        --      81,391     --    632,958        --
                                                                 ---------   -------   ---------   ----   --------   -------
   Net increase (decrease) in net assets......................     765,187        --      84,338     --    677,159        --
Net Assets:
 Beginning of year............................................          --        --          --     --         --        --
                                                                 ---------   -------   ---------   ----   --------   -------
 End of year..................................................   $ 765,187   $    --   $  84,338   $ --   $677,159   $    --
                                                                 =========   =======   =========   ====   ========   =======

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                         MSF MetLife
   MSF MetLife           Moderate to
     Moderate             Aggressive             MSF MFS(R)           MSF Oppenheimer
    Allocation            Allocation            Total Return           Global Equity
Investment Option     Investment Option      Investment Option       Investment Option
    (Class B)             (Class B)              (Class F)               (Class A)
------------------   -------------------   ---------------------   ---------------------
  2006      2005        2006       2005        2006        2005        2006       2005
  ----      ----        ----       ----        ----        ----        ----       ----


$   (346)  $    --   $  (18,053)  $   --   $  (141,310)  $    --   $   (15,276)  $    --
     485        --       (5,394)      --        30,568        --         1,106        --
   1,304        --      256,789       --     1,922,767        --       445,439        --
--------   -------   ----------   ------   -----------   -------   -----------   -------

   1,443        --      233,342       --     1,812,025        --       431,269        --
--------   -------   ----------   ------   -----------   -------   -----------   -------

   7,757        --      509,238       --     1,793,894        --        89,526        --
 588,109        --    3,395,041       --    25,870,823        --    12,184,068        --
  (5,723)       --     (162,200)      --    (2,114,761)       --      (142,326)       --
    (428)       --     (161,184)      --    (1,265,572)       --        (8,643)       --
      --        --           --       --            --        --            --        --
      --        --      (33,341)      --       (69,245)       --            --        --
--------   -------   ----------   ------   -----------   -------   -----------   -------

 589,715        --    3,547,554       --    24,215,139        --    12,122,625        --
--------   -------   ----------   ------   -----------   -------   -----------   -------
 591,158        --    3,780,896       --    26,027,164        --    12,553,894        --

      --        --           --       --            --        --            --        --
--------   -------   ----------   ------   -----------   -------   -----------   -------
$591,158   $    --   $3,780,896   $   --   $26,027,164   $    --   $12,553,894   $    --
========   =======   ==========   ======   ===========   =======   ===========   =======

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                              MSF T. Rowe          MSF Western
                                                 Price          Asset Management
                                            Large Cap Growth     U.S. Government
                                           Investment Option    Investment Option           Money Market
                                               (Class B)            (Class A)            Investment Option
                                           -----------------   ------------------   ---------------------------
                                              2006      2005       2006      2005       2006           2005
                                              ----      ----       ----      ----       ----           ----

Operations:
 Net investment income (loss) ..........   $  (10,388)  $ --   $   (84,897)  $ --   $    491,340   $    819,841
 Realized gain (loss) ..................        3,531     --        25,608     --             --             --
 Change in unrealized gain (loss) on
   investments..........................      157,488     --       748,613     --             --             --
                                           ----------   ----   -----------   ----   ------------   ------------
   Net increase (decrease) in net assets
    resulting from operations ..........      150,631     --       689,324     --        491,340        819,841
                                           ----------   ----   -----------   ----   ------------   ------------
Unit Transactions:
 Participant premium payments ..........      166,929     --       726,999     --      2,915,518     11,783,114
 Participant transfers from other
   funding options......................    2,195,578     --    17,850,718     --      6,148,306     18,554,744
 Contract surrenders ...................     (122,562)    --      (661,444)    --     (1,332,985)    (4,825,744)
 Participant transfers to other funding
   options..............................     (120,895)    --      (872,668)    --    (49,473,233)   (21,619,802)
 Growth rate intra-fund transfers out ..           --     --            --     --             --             --
 Other receipts/(payments) .............           --     --       (11,207)    --         (2,744)       (28,518)
                                           ----------   ----   -----------   ----   ------------   ------------
   Net increase (decrease) in net assets
    resulting from unit transactions ...    2,119,050     --    17,032,398     --    (41,745,138)     3,863,794
                                           ----------   ----   -----------   ----   ------------   ------------
   Net increase (decrease) in net assets    2,269,681     --    17,721,722     --    (41,253,798)     4,683,635
Net Assets:
 Beginning of year .....................           --     --            --     --     41,253,798     36,570,163
                                           ----------   ----   -----------   ----   ------------   ------------
 End of year ...........................   $2,269,681   $ --   $17,721,722   $ --   $         --   $ 41,253,798
                                           ==========   ====   ===========   ====   ============   ============

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

    PIMCO VIT Real
        Return                                                                     Putnam VT
  Investment Option       PIMCO VIT Total Return     Pioneer Mid Cap Value         Discovery
   (Administrative          Investment Option        VCT Investment Option     Growth Investment
        Class)            (Administrative Class)           (Class II)          Option (Class IB)
---------------------   -------------------------   -----------------------   -------------------
   2006        2005         2006          2005         2006         2005        2006       2005
   ----        ----         ----          ----         ----         ----        ----       ----


$   23,649   $  3,758   $   910,819   $   680,287   $  (47,082)  $  (27,856)  $ (1,195)  $ (1,189)
    21,772      4,626        86,415       496,889    1,496,345      337,759      5,616      5,048

   (42,486)    (4,698)     (245,706)     (766,451)    (792,295)      10,685     11,131      6,239
----------   --------   -----------   -----------   ----------   ----------   --------   --------

     2,935      3,686       751,528       410,725      656,968      320,588     15,552     10,098
----------   --------   -----------   -----------   ----------   ----------   --------   --------

   395,143    168,447     2,150,899     2,376,818      883,648    1,005,755     19,038     27,997

   480,534    367,223     1,536,519     2,694,005      323,000    1,198,547        794      1,017

   (51,355)   (13,466)   (1,606,105)   (1,910,008)    (474,303)    (394,176)   (10,810)   (16,249)
  (160,354)   (45,218)   (3,916,724)   (2,321,339)    (265,093)    (356,039)   (18,135)   (18,666)
        --         --            --          (327)          --           --         --         --
        --         --      (421,059)     (112,281)      (3,710)        (625)        --       (699)
----------   --------   -----------   -----------   ----------   ----------   --------   --------

   663,968    476,986    (2,256,470)      726,868      463,542    1,453,462     (9,113)    (6,600)
----------   --------   -----------   -----------   ----------   ----------   --------   --------
   666,903    480,672    (1,504,942)    1,137,593    1,120,510    1,774,050      6,439      3,498

   480,672         --    27,197,955    26,060,362    5,337,978    3,563,928    158,060    154,562
----------   --------   -----------   -----------   ----------   ----------   --------   --------
$1,147,575   $480,672   $25,693,013   $27,197,955   $6,458,488   $5,337,978   $164,499   $158,060
==========   ========   ===========   ===========   ==========   ==========   ========   ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                    Putnam VT                  Putnam VT
                                               International Equity         Small Cap Value             Travelers AIM
                                                Investment Option          Investment Option         Capital Appreciation
                                                    (Class IB)                (Class IB)              Investment Option
                                             ------------------------   -----------------------   --------------------------
                                                2006          2005         2006         2005          2006          2005
                                                ----          ----         ----         ----          ----          ----

Operations:
 Net investment income (loss) ............   $   (12,221)  $   30,797   $  (24,248)  $  (21,829)  $    (29,451)  $   (62,922)
 Realized gain (loss) ....................       471,121      146,693      500,887      353,570      2,360,960       140,720
 Change in unrealized gain (loss) on
   investments............................       934,791      386,167      222,455     (108,587)    (1,637,788)      696,432
                                             -----------   ----------   ----------   ----------   ------------   -----------
   Net increase (decrease) in net assets
    resulting from operations ............     1,393,691      563,657      699,094      223,154        693,721       774,230
                                             -----------   ----------   ----------   ----------   ------------   -----------
Unit Transactions:
 Participant premium payments ............       288,538      418,600      896,815      809,938        482,075     1,526,868
 Participant transfers from other funding
   options................................       458,182      154,094    1,031,472      765,886         62,543       124,738
 Contract surrenders .....................      (278,897)    (274,966)    (509,497)    (387,506)      (328,829)   (1,125,398)
 Participant transfers to other funding
   options................................    (1,134,538)    (452,195)    (499,106)    (745,955)   (11,116,409)     (905,362)
 Growth rate intra-fund transfers out ....            --           --           --         (318)            --            --
 Other receipts/(payments) ...............           (71)          --      (28,239)      (2,007)      (133,969)      (29,437)
                                             -----------   ----------   ----------   ----------   ------------   -----------
   Net increase (decrease) in net assets
    resulting from unit transactions .....      (666,786)    (154,467)     891,445      440,038    (11,034,589)     (408,591)
                                             -----------   ----------   ----------   ----------   ------------   -----------
   Net increase (decrease) in net assets..       726,905      409,190    1,590,539      663,192    (10,340,868)      365,639
Net Assets:
 Beginning of year .......................     5,611,240    5,202,050    3,839,427    3,176,235     10,340,868     9,975,229
                                             -----------   ----------   ----------   ----------   ------------   -----------
 End of year .............................   $ 6,338,145   $5,611,240   $5,429,966   $3,839,427   $         --   $10,340,868
                                             ===========   ==========   ==========   ==========   ============   ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                    Travelers Managed
  Travelers Convertible                                                             Allocation Series:
       Securities            Travelers Equity Income       Travelers Large Cap          Aggressive
    Investment Option           Investment Option           Investment Option       Investment Option
------------------------   --------------------------   ------------------------   -------------------
    2006         2005          2006           2005          2006         2005         2006       2005
    ----         ----          ----           ----          ----         ----         ----       ----


$    21,440   $   63,436   $    120,765   $   (92,016)  $     4,491   $  (17,396)  $   3,951   $  (133)
    285,477       83,363      2,166,152       395,223       415,967       33,885       8,278        91

    (71,217)    (160,345)    (1,722,378)       75,685      (345,960)     155,316      (1,696)    1,696
-----------   ----------   ------------   -----------   -----------   ----------   ---------   -------

    235,700      (13,546)       564,539       378,892        74,498      171,805      10,533     1,654
-----------   ----------   ------------   -----------   -----------   ----------   ---------   -------

    174,904      536,266        518,749     1,165,526       130,829      365,808      51,121    10,678

    125,357      419,877        449,222       449,731        22,627       16,500     172,763    47,492

   (304,455)    (456,202)      (181,753)   (1,188,590)      (51,319)    (257,364)     (9,932)   (4,013)

 (3,746,865)    (293,361)   (12,196,036)   (1,108,890)   (2,421,755)     (90,614)   (280,170)     (126)
         --          (78)            --          (421)           --           --          --        --
         --      (25,485)            --       (20,545)           --          (70)         --        --
-----------   ----------   ------------   -----------   -----------   ----------   ---------   -------

 (3,751,059)     181,017    (11,409,818)     (703,189)   (2,319,618)      34,260     (66,218)   54,031
-----------   ----------   ------------   -----------   -----------   ----------   ---------   -------
 (3,515,359)     167,471    (10,845,279)     (324,297)   (2,245,120)     206,065     (55,685)   55,685

  3,515,359    3,347,888     10,845,279    11,169,576     2,245,120    2,039,055      55,685        --
-----------   ----------   ------------   -----------   -----------   ----------   ---------   -------
$        --   $3,515,359   $         --   $10,845,279   $        --   $2,245,120   $      --   $55,685
===========   ==========   ============   ===========   ===========   ==========   =========   =======

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                          Travelers Managed
                                                         Travelers Managed       Travelers Managed       Allocation Series:
                                                        Allocation Series:       Allocation Series:           Moderate-
                                                           Conservative         Moderate-Aggressive         Conservative
                                                         Investment Option       Investment Option        Investment Option
                                                        -------------------   ------------------------   -------------------
                                                          2006       2005        2006          2005        2006       2005
                                                          ----       ----        ----          ----        ----       ----

Operations:
 Net investment income (loss) .......................   $   4,536   $    43   $    50,575   $    5,619   $   6,435   $   157
 Realized gain (loss) ...............................      (3,303)       23        68,784        1,158      (2,914)       23
 Change in unrealized gain (loss) on investments ....         (94)       94       (19,590)      19,590        (388)      388
                                                        ---------   -------   -----------   ----------   ---------   -------
   Net increase (decrease) in net assets resulting
    from operations .................................       1,139       160        99,769       26,367       3,133       568
                                                        ---------   -------   -----------   ----------   ---------   -------
Unit Transactions:
 Participant premium payments .......................         110    12,117       289,478      224,418      19,826    11,592
 Participant transfers from other funding options ...     335,547        84       668,691    1,583,444     125,873    58,433
 Contract surrenders ................................        (320)     (123)      (43,237)     (20,865)     (3,738)   (1,543)
 Participant transfers to other funding options .....    (348,698)      (16)   (2,811,038)     (17,027)   (213,952)     (192)
 Growth rate intra-fund transfers out ...............          --        --            --           --          --        --
 Other receipts/(payments) ..........................          --        --            --           --          --        --
                                                        ---------   -------   -----------   ----------   ---------   -------
   Net increase (decrease) in net assets resulting
    from unit transactions ..........................     (13,361)   12,062    (1,896,106)   1,769,970     (71,991)   68,290
                                                        ---------   -------   -----------   ----------   ---------   -------
   Net increase (decrease) in net assets.............     (12,222)   12,222    (1,796,337)   1,796,337     (68,858)   68,858
Net Assets:
   Beginning of year.................................      12,222        --     1,796,337           --      68,858        --
                                                        ---------   -------   -----------   ----------   ---------   -------
   End of year.......................................   $      --   $12,222   $        --   $1,796,337   $      --   $68,858
                                                        =========   =======   ===========   ==========   =========   =======

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005



    Travelers MFS(R)            Travelers MFS(R)          Travelers MFS(R)             Travelers
     Mid Cap Growth               Total Return                  Value                Pioneer Fund
    Investment Option           Investment Option         Investment Option        Investment Option
------------------------   --------------------------   --------------------   ------------------------
    2006         2005          2006           2005         2006       2005         2006         2005
    ----         ----          ----           ----         ----       ----         ----         ----


$    (6,103)  $  (17,816)  $    265,694   $   365,131   $  (1,113)  $  1,955   $     7,837   $   (8,256)
    449,296       24,827        783,088     1,323,499      27,542      8,556        82,383       (3,049)
   (301,502)      41,944       (152,286)   (1,148,230)      4,715     (4,715)      (26,749)      59,915
-----------   ----------   ------------   -----------   ---------   --------   -----------   ----------

    141,691       48,955        896,496       540,400      31,144      5,796        63,471       48,610
-----------   ----------   ------------   -----------   ---------   --------   -----------   ----------

    173,362      421,892      1,084,472     3,768,124      66,882     61,261        28,509      153,390
     10,207       40,859        501,932     3,162,783     189,222    197,419         5,390       23,421
    (70,350)    (303,496)    (2,466,695)   (2,542,160)    (10,666)    (7,368)      (47,455)    (112,000)
 (2,571,461)    (219,158)   (26,261,444)     (867,926)   (532,530)    (1,160)   (1,067,827)     (29,908)
         --           --             --          (335)         --         --            --           --
     (1,479)          --       (149,660)      (85,503)         --         --            --           --
-----------   ----------   ------------   -----------   ---------   --------   -----------   ----------

 (2,459,721)     (59,903)   (27,291,395)    3,434,983    (287,092)   250,152    (1,081,383)      34,903
-----------   ----------   ------------   -----------   ---------   --------   -----------   ----------
 (2,318,030)     (10,948)   (26,394,899)    3,975,383    (255,948)   255,948    (1,017,912)      83,513

  2,318,030    2,328,978     26,394,899    22,419,516     255,948         --     1,017,912      934,399
-----------   ----------   ------------   -----------   ---------   --------   -----------   ----------
$        --   $2,318,030   $         --   $26,394,899   $      --   $255,948   $        --   $1,017,912
===========   ==========   ============   ===========   =========   ========   ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                                                                          Travelers Style
                                                   Travelers Pioneer               Travelers               Focus Series:
                                                    Strategic Income            Strategic Equity          Small Cap Growth
                                                   Investment Option           Investment Option         Investment Option
                                                ------------------------   --------------------------   --------------------
                                                   2006          2005          2006          2005         2006        2005
                                                   ----          ----          ----          ----         ----        ----

Operations:
 Net investment income (loss) ...............   $   (19,956)  $  240,334   $     12,851   $   (35,690)  $    (413)  $   (250)
 Realized gain (loss) .......................       (20,519)         272       (102,893)     (183,981)     21,820      2,196
 Change in unrealized gain (loss) on
   investments...............................       132,298      (52,313)       748,744       382,422         177       (177)
                                                -----------   ----------   ------------   -----------   ---------   --------
   Net increase (decrease) in net assets
    resulting from operations ...............        91,823      188,293        658,702       162,751      21,584      1,769
                                                -----------   ----------   ------------   -----------   ---------   --------
Unit Transactions:
 Participant premium payments ...............       232,056      873,645        608,585     2,039,211      14,542     22,027
 Participant transfers from other funding
   options...................................       143,556    1,061,971        195,257       382,190     226,255    107,418
 Contract surrenders ........................      (263,135)    (383,664)      (601,850)   (1,805,698)     (4,679)    (4,301)
 Participant transfers to other funding
   options...................................    (7,592,343)    (372,169)   (15,129,753)   (1,032,658)   (352,754)   (31,861)
 Growth rate intra-fund transfers out .......            --         (371)            --            --          --         --
 Other receipts/(payments) ..................            --         (712)      (135,647)     (142,793)         --         --
                                                -----------   ----------   ------------   -----------   ---------   --------
   Net increase (decrease) in net assets
    resulting from unit transactions ........    (7,479,866)   1,178,700    (15,063,408)     (559,748)   (116,636)    93,283
                                                -----------   ----------   ------------   -----------   ---------   --------
   Net increase (decrease) in net assets.....    (7,388,043)   1,366,993    (14,404,706)     (396,997)    (95,052)    95,052
Net Assets:
 Beginning of year ..........................     7,388,043    6,021,050     14,404,706    14,801,703      95,052         --
                                                -----------   ----------   ------------   -----------   ---------   --------
   End of year...............................   $        --   $7,388,043   $         --   $14,404,706   $      --   $ 95,052
                                                ===========   ==========   ============   ===========   =========   ========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                  Van Kampen LIT            Van Kampen LIT
      Travelers U.S.                 Comstock              Strategic Growth            Vanguard VIF
   Government Securities        Investment Option         Investment Option           Mid-Cap Index
     Investment Option              (Class II)                (Class I)             Investment Option
--------------------------   -----------------------   -----------------------   -----------------------
    2006           2005         2006         2005         2006         2005         2006         2005
    ----           ----         ----         ----         ----         ----         ----         ----


$  1,010,298   $  (156,033)  $   12,240   $   (1,244)  $  (12,278)  $   (7,658)  $    2,390   $   (1,609)
  (1,183,732)       27,622      166,300       59,438       19,411       14,419       54,540          108

    (441,173)      723,993      194,931       21,154       25,186       93,269       88,447       26,085
------------   -----------   ----------   ----------   ----------   ----------   ----------   ----------

    (614,607)      595,582      373,471       79,348       32,319      100,030      145,377       24,584
------------   -----------   ----------   ----------   ----------   ----------   ----------   ----------

     383,397     1,318,826      564,738      667,213      192,394      231,884      283,129       59,624

     318,248     2,078,008      418,182    1,129,913       41,734       54,505      987,214    1,006,430

    (394,778)   (1,059,517)    (322,032)    (214,547)    (129,563)    (161,210)    (179,102)     (11,602)

 (18,162,248)   (1,789,687)    (270,221)    (299,794)     (81,524)     (87,387)    (746,954)      (4,188)
          --           (28)          --           --           --           --           --           --
      (8,150)       (3,845)      (3,725)     (54,607)      (1,106)          --           --           --
------------   -----------   ----------   ----------   ----------   ----------   ----------   ----------

 (17,863,531)      543,757      386,942    1,228,178       21,935       37,792      344,287    1,050,264
------------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
 (18,478,138)    1,139,339      760,413    1,307,526       54,254      137,822      489,664    1,074,848

  18,478,138    17,338,799    2,252,705      945,179    1,529,049    1,391,227    1,074,848           --
------------   -----------   ----------   ----------   ----------   ----------   ----------   ----------
$         --   $18,478,138   $3,013,118   $2,252,705   $1,583,303   $1,529,049   $1,564,512   $1,074,848
============   ===========   ==========   ==========   ==========   ==========   ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Continued)
                For the years ended December 31, 2006 and 2005

                                                     Vanguard VIF               VIP Asset
                                                      Total Stock              Manager SM              VIP Contrafund(R)
                                                     Market Index           Investment Option          Investment Option
                                                   Investment Option         (Initial Class)            (Service Class)
                                                 ---------------------   -----------------------   -------------------------
                                                    2006        2005        2006         2005         2006          2005
                                                    ----        ----        ----         ----         ----          ----

Operations:
 Net investment income (loss) ................   $   (3,976)  $   (864)  $   34,655   $   37,375   $    45,302   $   (77,207)
 Realized gain (loss) ........................       78,541     (1,064)       1,001      (14,630)    1,850,819       222,795
 Change in unrealized gain (loss) on
   investments................................      128,338     12,013       86,296       32,541      (299,447)    1,649,727
                                                 ----------   --------   ----------   ----------   -----------   -----------
   Net increase (decrease) in net assets
    resulting from operations ................      202,903     10,085      121,952       55,286     1,596,674     1,795,315
                                                 ----------   --------   ----------   ----------   -----------   -----------
Unit Transactions:
 Participant premium payments ................      367,098    254,526      143,178      162,746     2,174,457     1,250,235
 Participant transfers from other funding
   options....................................    1,693,402    169,446       24,805       17,203     3,235,347     1,438,514
 Contract surrenders .........................      (74,858)   (20,418)    (163,748)    (158,928)     (730,549)     (678,291)
 Participant transfers to other funding
   options....................................       (8,865)    (8,564)     (47,882)    (223,174)   (1,796,642)     (989,856)
 Growth rate intra-fund transfers out ........           --         --           --           --            --            --
 Other receipts/(payments) ...................           --         --       (3,782)          --            --            --
                                                 ----------   --------   ----------   ----------   -----------   -----------
   Net increase (decrease) in net assets
    resulting from unit transactions .........    1,976,777    394,990      (47,429)    (202,153)    2,882,613     1,020,602
                                                 ----------   --------   ----------   ----------   -----------   -----------
   Net increase (decrease) in net assets......    2,179,680    405,075       74,523     (146,867)    4,479,287     2,815,917
Net Assets:
   Beginning of year..........................      405,075         --    1,934,909    2,081,776    13,508,768    10,692,851
                                                 ----------   --------   ----------   ----------   -----------   -----------
   End of year................................   $2,584,755   $405,075   $2,009,432   $1,934,909   $17,988,055   $13,508,768
                                                 ==========   ========   ==========   ==========   ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                           METLIFE OF CT FUND UL II
                         FOR VARIABLE LIFE INSURANCE

             STATEMENTS OF CHANGES IN NET ASSETS  --  (Concluded)
                For the years ended December 31, 2006 and 2005


    VIP Equity - Income              VIP Growth              VIP High Income             VIP Mid Cap
     Investment Option           Investment Option          Investment Option         Investment Option
      (Initial Class)             (Initial Class)            (Initial Class)          (Service Class 2)
--------------------------   -------------------------   -----------------------   -----------------------
    2006           2005          2006          2005         2006         2005         2006         2005
    ----           ----          ----          ----         ----         ----         ----         ----


$    280,915   $    80,689   $   (62,557)  $   (49,609)  $  131,104   $  294,801   $  (46,944)  $  (35,332)
   1,651,079       625,225       223,488       103,217      (23,569)     (36,942)     882,457       94,816

     119,119      (177,227)      578,320       567,718       88,888     (221,456)    (105,462)     711,732
------------   -----------   -----------   -----------   ----------   ----------   ----------   ----------

   2,051,113       528,687       739,251       621,326      196,423       36,403      730,051      771,216
------------   -----------   -----------   -----------   ----------   ----------   ----------   ----------

     786,369       946,797     1,540,747     1,703,132      157,147      170,801    1,338,921    1,301,331

     413,236       363,872       343,690       545,739       36,131       21,999    1,257,576    1,853,849

  (1,355,697)   (1,072,624)   (1,692,333)   (1,572,612)    (321,727)    (305,791)    (633,253)    (384,071)

    (526,085)   (1,008,739)     (950,440)     (827,866)     (78,071)    (193,373)    (605,853)    (182,868)
          --            --            --            --           --           --           --           --
     (16,669)      (13,509)      (10,331)      (20,358)          --           --      (91,133)     (85,953)
------------   -----------   -----------   -----------   ----------   ----------   ----------   ----------

    (698,846)     (784,203)     (768,667)     (171,965)    (206,520)    (306,364)   1,266,258    2,502,288
------------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
   1,352,267      (255,516)      (29,416)      449,361      (10,097)    (269,961)   1,996,309    3,273,504

  11,048,551    11,304,067    12,935,939    12,486,578    1,989,485    2,259,446    5,848,419    2,574,915
------------   -----------   -----------   -----------   ----------   ----------   ----------   ----------
$ 12,400,818   $11,048,551   $12,906,523   $12,935,939   $1,979,388   $1,989,485   $7,844,728   $5,848,419
============   ===========   ===========   ===========   ==========   ==========   ==========   ==========

  The accompanying notes are an integral part of these financial statements.

                        NOTES TO FINANCIAL STATEMENTS

1. BUSINESS

MetLife of CT Fund UL II for Variable Life Insurance ("Fund UL II") (formerly, The Travelers Fund UL II for Variable Life Insurance) is a separate account of MetLife Life and Annuity Company of Connecticut (the "Company") (formerly, The Travelers Life and Annuity Company), an indirect wholly owned subsidiary of MetLife, Inc., a Delaware corporation, and is available for funding certain variable life insurance contracts issued by the Company. Fund UL II, established on October 17, 1995, is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The products supported by Fund UL II are MarketLife (formerly, Travelers MarketLife), MetLife Variable Life Accumulator (formerly, Travelers Variable Life Accumulator), MetLife Variable Life Accumulator Series 2 (formerly, Travelers Variable Life Accumulator Series 2), MetLife Variable Life Accumulator Series 3 (formerly, Travelers Variable Life Accumulator Series
3), MetLife Variable Life (formerly, Travelers Variable Life), MetLife Variable Survivorship Life Insurance (formerly, Travelers Variable Survivorship Life Insurance) and MetLife Variable Survivorship Life II (formerly, Travelers Variable Survivorship Life II).

Fund UL II is divided into Investment Options, each of which is treated as an individual separate account for financial reporting purposes. Each Investment Option invests in shares of the corresponding portfolios, series and funds (with the same name) of registered investment management companies (collectively, the "Funds") which are presented below. For convenience, the portfolios, series or funds are referred to as "portfolios".

American Funds Insurance Series
Credit Suisse Trust
Dreyfus Stock Index Fund, Inc.
Dreyfus Variable Investment Fund
DWS Investments VIT Funds
Franklin Templeton Variable Insurance Products Trust
Goldman Sachs Variable Insurance Trust
Janus Aspen Series
Legg Mason Partners Variable Portfolios II
Legg Mason Partners Variable Portfolios III, Inc.
Legg Mason Partners Variable Portfolios IV
Met Investors Series Trust
Metropolitan Series Fund, Inc.
PIMCO Variable Insurance Trust
Pioneer Variable Contracts Trust
Putnam Variable Trust
Merger Fund VL
Van Kampen Life Investment Trust
Vanguard Variable Insurance Fund
Variable Insurance Products Fund

Participant premium payments applied to Fund UL II are invested in one or more Investment Options in accordance with the selection made by the owner. The following Investment Options were available for investment as of December 31, 2006 (the share class indicated in parenthesis is that of the portfolio in which the Investment Option invests):

   Dreyfus Stock Index Investment Option
   The Merger Fund VL Investment Option
   American Funds Global Growth Investment Option (Class 2)
   American Funds Growth Investment Option (Class 2)
   American Funds Growth-Income Investment Option (Class 2)
   Credit Suisse Trust Emerging Markets Investment Option
   Dreyfus VIF Appreciation Investment Option (Initial Shares)
   Dreyfus VIF Developing Leaders Investment Option (Initial Shares)
   DWS VIT Small Cap Index Investment Option (Class A)
   FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option (Class
   2)
   FTVIPT Templeton Developing Markets Securities Investment Option (Class 2) FTVIPT Templeton Foreign Securities Investment Option (Class 2)
   FTVIPT Templeton Global Asset Allocation Investment Option (Class 1) FTVIPT Templeton Global Income Securities Investment Option (Class 1) Goldman Sachs Capital Growth Investment Option
   Janus Aspen Global Technology Investment Option (Service Shares)
   Janus Aspen Mid Cap Growth Investment Option (Service Shares)
   Janus Aspen Worldwide Growth Investment Option (Service Shares)
   LMPVPII Equity Index Investment Option (Class I)
   LMPVPII Fundamental Value Investment Option
   LMPVPIII Aggressive Growth Investment Option
   LMPVPIII High Income Investment Option

   LMPVPIII International All Cap Growth Investment Option
   LMPVPIII Large Cap Growth Investment Option
   LMPVPIII Large Cap Value Investment Option
   LMPVPIV Multiple Discipline Investment Option-All Cap Growth and Value LMPVPIV Multiple Discipline Investment Option-Balanced All Cap Growth and Value
   MIST Janus Capital Appreciation Investment Option (Class A)
   MIST Legg Mason Partners Managed Assets Investment Option (Class A)
   MIST Lord Abbett Bond Debenture Investment Option (Class A)
   MIST Lord Abbett Growth and Income Investment Option (Class B)
   MIST Met/AIM Capital Appreciation Investment Option (Class A)
   MIST Met/AIM Small Cap Growth Investment Option (Class A)
   MIST MFS(R) Value Investment Option (Class A)
   MIST Neuberger Berman Real Estate Investment Option (Class A)
   MIST Pioneer Fund Investment Option (Class A)
   MIST Pioneer Strategic Income Investment Option (Class A)
   MIST Third Avenue Small Cap Value Investment Option (Class B)
   MSF BlackRock Aggressive Growth Investment Option (Class D)
   MSF BlackRock Money Market Investment Option (Class A)
   MSF FI Large Cap Investment Option (Class A)
   MSF FI Value Leaders Investment Option (Class D)
   MSF MetLife Aggressive Allocation Investment Option (Class B)
   MSF MetLife Conservative Allocation Investment Option (Class B)
   MSF MetLife Conservative to Moderate Allocation Investment Option (Class
   B)
   MSF MetLife Moderate Allocation Investment Option (Class B)
   MSF MetLife Moderate to Aggressive Allocation Investment Option (Class B) MSF MFS(R) Total Return Investment Option (Class F)
   MSF Oppenheimer Global Equity Investment Option (Class A)
   MSF T. Rowe Price Large Cap Growth Investment Option (Class B)
   MSF Western Asset Management U.S. Government Investment Option (Class A) PIMCO VIT Real Return Investment Option (Administrative Class)
   PIMCO VIT Total Return Investment Option (Administrative Class)
   Pioneer Mid Cap Value VCT Investment Option (Class II)
   Putnam VT Discovery Growth Investment Option (Class IB)
   Putnam VT International Equity Investment Option (Class IB)
   Putnam VT Small Cap Value Investment Option (Class IB)
   Van Kampen LIT Comstock Investment Option (Class II)
   Van Kampen LIT Strategic Growth Investment Option (Class I)
   Vanguard VIF Mid-Cap Index Investment Option
   Vanguard VIF Total Stock Market Index Investment Option
   VIP Asset Manager(SM) Investment Option (Initial Class)
   VIP Contrafund(R) Investment Option (Service Class)
   VIP Equity-Income Investment Option (Initial Class)
   VIP Growth Investment Option (Initial Class)
   VIP High Income Investment Option (Initial Class)
   VIP Mid Cap Investment Option (Service Class 2)

Not all funds may be available in all states or to all contract owners.

This report is prepared for the general information of contract owners and is not an offer of units of Fund UL II or shares of Fund UL II's underlying funds. It should not be used in connection with any offer except in conjunction with the prospectus for Fund UL II product(s) offered by the Company and the prospectuses for the underlying funds, which collectively contain all pertinent information, including additional information on charges and expenses.

For the year ended December 31, 2006:

Mergers

Old Portfolio                                                  New Portfolio
-------------                                                  -------------

Capital Appreciation Fund (a)                                  Janus Capital Appreciation Portfolio (b)
Managed Assets Trust (a)                                       Legg Mason Partners Managed Assets Portfolio (b)
Money Market Portfolio (a)                                     BlackRock Money Market Portfolio (b)
Travelers AIM Capital Appreciation Portfolio (a)               Met/AIM Capital Appreciation Portfolio (b)
Travelers Convertible Securities Portfolio (a)                 Lord Abbett Bond Debenture Portfolio (b)
Travelers MFS Value Portfolio (a)                              MFS Value Portfolio (b)
Travelers Pioneer Fund Portfolio (a)                           Pioneer Fund Portfolio (b)
Travelers Pioneer Strategic Income Portfolio (a)               Pioneer Strategic Income Portfolio (b)
Travelers Style Focus Series: Small Cap Growth Portfolio (a)   Met/AIM Small Cap Growth Portfolio (b)
Travelers Equity Income Portfolio (a)                          FI Value Leaders Portfolio (b)
Travelers Large Cap Portfolio (a)                              FI Large Cap Portfolio (b)
Travelers Managed Allocation Series: Conservative Portfolio    MetLife Conservative Allocation Portfolio (b)
(a)
Travelers Managed Allocation Series: Moderate Conservative     MetLife Conservative to Moderate Allocation Portfolio (b)
Portfolio (a)                                                  MetLife Moderate to Aggressive Allocation Portfolio (b)
Travelers Managed Allocation Series: Moderate-Aggressive       MetLife Aggressive Allocation Portfolio (b)
Portfolio (a)                                                  BlackRock Aggressive Growth Portfolio (b)
Travelers Managed Allocation Series: Aggressive Portfolio      MFS Total Return Portfolio (b)
(a)
Travelers MFS Mid Cap Growth Portfolio (a)                     FI Large Cap Portfolio (b)
Travelers MFS Total Return Portfolio (a)                       Western Asset Management U.S. Government Portfolio (b)
Travelers Strategic Equity Portfolio (a)
Travelers U.S. Government Securities Portfolio (a)

  (a)  For the period January 1, 2006 to April 30, 2006

  (b)  For the period May 1, 2006 to December 31, 2006

Substitutions

Old Portfolio                                                  New Portfolio
-------------                                                  -------------

Delaware VIP REIT Portfolio (a)                                Neuberger Berman Real Estate Portfolio (b)
AllianceBernstein Large Cap Growth Portfolio (a)               T.Rowe Price Large Cap Growth Portfolio (b)
Mutual Shares Securities Portfolio (a)                         Lord Abbett Growth and Income Portfolio (b)
FTVIPT Templeton Growth Securities Portfolio (a)               MSF Oppenheimer Global Equity Portfolio (b)
Lazard Retirement Small Cap Portfolio (c)                      MIST Third Avenue Small Cap Value Portfolio (d)

  (a)  For the period January 1, 2006 to April 30, 2006

  (b)  For the period May 1, 2006 to December 31, 2006

  (c)  For the period January 1, 2006 to November 12, 2006

  (d)  For the period November 13, 2006 to December 31, 2006

Name changes:

Old Name                                                       New Name
--------                                                       --------

CitiStreet Diversified Bond Investment Option                  MetLife Investment Diversified Bond Investment Option
CitiStreet International Stock Investment Option               MetLife Investment International Stock Investment Option
CitiStreet Large Company Stock Investment Option               MetLife Investment Large Company Stock Investment Option
CitiStreet Small Company Stock Investment Option               MetLife Investment Small Company Stock Investment Option
Smith Barney Equity Index Investment Option                    LMPVPII Equity Index Investment Option
Smith Barney Fundamental Value Investment Option               LMPVPII Fundamental Value Investment Option
Scudder Small Cap Index Investment Option                      DWS Small Cap Index Investment Option
Multiple Discipline Investment Option - All Cap Growth and     LMPVPIV Multiple Discipline Investment Option - All Cap
Value                                                          Growth and Value
Multiple Discipline Investment Option - Balanced All Cap       LMPVPIV Multiple Discipline Investment Option - Balanced All
Growth and Value                                               Cap Growth and Value
Smith Barney Aggressive Growth Investment Option               LMPVPIII Aggressive Growth Investment Option
Smith Barney High Income Investment Option                     LMPVPIII High Income Investment Option
Smith Barney International All Cap Growth Investment Option    LMPVPIII International All Cap Growth Investment Option
Smith Barney Large Capitalization Growth Investment Option     LMPVPIII Large Cap Growth Investment Option
Smith Barney Large Cap Value Investment Option                 LMPVPIII Large Cap Value Investment Option

1. BUSINESS  --  (Concluded)

For the year ended December 31, 2005:

Effective July 25, 2005, The Scudder Investment VIT Funds: EAFE Equity Index Fund was liquidated.

Effective December 16, 2005, The Travelers Series Trust: Zero Coupon Bond Portfolio Series 2005 was closed.

Additions

Managed Allocation Aggressive Investment Option
Managed Allocation Conservative Investment Option
Managed Allocation Moderate-Aggressive Investment Option
Managed Allocation Moderate-Conservative Investment Option
MFS Value Investment Option
Real Return - Administrative Class Investment Option
Style Focus Series: Small Cap Growth Investment Option
Vanguard Mid-Cap Index Investment Option
Vanguard Total Stock Market Index Investment Option

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by Fund UL II in the preparation of its financial statements.

Investments are valued daily at the net asset values per share of the underlying funds. Short-term investments are reported at fair value based on quoted market prices. Short-term investments, for which there is no reliable quoted market price, are recorded at amortized cost which approximates fair value. Changes in fair values are recorded in the Statement of Operations.

Security transactions are recorded on the trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

Included in "Other receipts/(payments)" in the Statement of Changes in Net Assets are primarily contract benefits which have been re-deposited with the Company and distributions for payouts.

The operations of Fund UL II form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code of 1986 (the "Code"). Under existing federal income tax law, no taxes are payable on the earnings of Fund UL II. Fund UL II is not taxed as a "regulated investment company" under Subchapter M of the Code.

The financial highlights disclosure is comprised of the units, unit values, net assets, investment income ratio, expense ratios and total returns for each Investment Option. Since each Investment Option offers multiple contract charges, certain information is provided in the form of a range. The range information may reflect varying time periods if assets did not exist with all contract charge options of the Investment Option for the entire year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3. CONTRACT CHARGES

The asset based charges listed below are deducted, as appropriate, each business day, and are assessed through the calculation of unit values:

    -  Mortality and Expense Risks assumed by the Company ("M&E")

    -  Separate Account Expense Charge ("SAE")

Below is a table displaying current separate account charges with their associated products offered in this Separate Account for each funding option.

                                                                                                       Asset-based Charges
                                                                                                     -----------------------
                                                                                                                      Total
 Separate Account Charge (1)                                 Product                                 M&E (3)   SAE    Charge
 ---------------------------                                 -------                                 -------   ---    ------

Separate Account Charge 0.20%  MetLife Variable Life (Applies to the policy years 16 and greater)     0.20%            0.20%
                               MetLife Variable Life Accumulator (Applies to the policy years 16      0.20%            0.20%
                                and greater)
Separate Account Charge 0.25%  MarketLife (Applies to policies issued on or after 5/1/1998 in         0.25%            0.25%
                                policy years 16 and greater)
Separate Account Charge 0.35%  MetLife Variable Survivorship Life (Applies to the policy years 16     0.35%            0.35%
                                and greater)
                               MetLife Variable Survivorship Life II (Applies to the policy years     0.35%            0.35%
                                16 and greater)
Separate Account Charge 0.40%  MetLife Variable Life Accumulator - Series 2 (Applies to policy        0.40%            0.40%
                                years 6-15) (2)
                               MetLife Variable Life Accumulator - Series 3 (Applies to policy        0.40%            0.40%
                                years 6-15) (2)
Separate Account Charge 0.45%  MarketLife (Applies to policies issued on or after 7/12/1995 and       0.45%            0.45%
                                prior to 5/1/1998 and in policy years 16 and greater)
Separate Account Charge 0.60%  MarketLife (Applies to policies issued prior to 7/12/1995)             0.60%            0.60%
Separate Account Charge 0.65%  years)                                                                 0.65%            0.65%
                               MetLife Variable Life Accumulator - Series 2 (Applies to policy        0.65%            0.65%
                                years 1-5)
                               MetLife Variable Life Accumulator - Series 3 (Applies to policy        0.65%            0.65%
                                years 1-5)
Separate Account Charge 0.85%  MetLife Variable Life (Applies to the policies in the first 15         0.85%            0.85%
                                years)
Separate Account Charge 0.90%  years)                                                                 0.80%    0.10%   0.90%
                               MetLife Variable Survivorship Life (Applies to the policies in the     0.80%    0.10%   0.90%
                                first 15 years)
                               MetLife Variable Survivorship Life II (Applies to the policies in      0.80%    0.10%   0.90%
                                the first 15 years)

(1) Certain unit values may not be available through certain investment options.

(2) MetLife Variable Life Accumulator - Series 2 product has a guarantee that the M&E charge will not exceed 0.65% in the first 15 policy years and 0.20% in policy years 16 and greater.

The Series 2 product has a current M&E charge of 0.00% in policy years 16 and greater. The Series 3 product has a guaranteed M&E charge of 0.00% in policy years 16 and greater.

(3) A waiver of 0.15% of the M&E charge applies to the investment option investing in the Western Asset Management U.S. Government Investment Option (Class A) of the Metropolitan Series Fund, Inc.

The Company receives contingent surrender charges on full or partial contract surrenders. Such charges are assessed through the redemption of units by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus).

For a full explanation of product charges and associated product feature and benefits, please refer to your product prospectus.

4. STATEMENT OF INVESTMENTS

                                                                          As of and for the period ended December 31, 2006
                                                                         ---------------------------------------------------
                                                                          No. of       Market        Cost of      Proceeds
                                                                          Shares        Value       Purchases    from Sales
INVESTMENTS                                                               ------        -----       ---------    ----------

Dreyfus Stock Index Fund, Inc. (3.1%)
   Dreyfus Stock Index Investment Option
   Total (Cost $13,364,651)                                                519,223   $18,769,896   $   949,594   $ 4,302,780
                                                                         =========   ===========   ===========   ===========
Merger Fund VL (0.5%)
   The Merger Fund VL Investment Option
     Total (Cost $3,144,869)                                               284,926   $ 3,293,744   $ 1,719,262   $ 4,103,173
                                                                         =========   ===========   ===========   ===========
AllianceBernstein Variable Products Series Fund, Inc. (0.0%)
   AllianceBernstein Large-Cap Growth Investment Option (Class B)
     Total (Cost $0)                                                            --   $        --   $   170,730   $ 1,813,382
                                                                         =========   ===========   ===========   ===========
American Funds Insurance Series (13.9%)
   American Funds Global Growth Investment Option (Class 2)
    (Cost $9,621,585)                                                      580,895   $13,529,055   $ 3,644,673   $ 1,435,049
   American Funds Growth Investment Option (Class 2)
    (Cost $33,430,871)                                                     729,944    46,774,809     8,278,520     2,004,924
   American Funds Growth-Income Investment Option (Class 2)
    (Cost $19,066,406)                                                     585,876    24,718,089     3,437,290     1,338,554
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $62,118,862)                                            1,896,715   $85,021,953   $15,360,483   $ 4,778,527
                                                                         =========   ===========   ===========   ===========
Capital Appreciation Fund (0.0%)
   Capital Appreciation Investment Option
     Total (Cost $0)                                                            --   $        --   $ 1,695,564   $24,914,912
                                                                         =========   ===========   ===========   ===========
Credit Suisse Trust (0.4%)
   Credit Suisse Trust Emerging Markets Investment Option
     Total (Cost $1,241,187)                                               102,145   $ 2,231,865   $   184,629   $   564,349
                                                                         =========   ===========   ===========   ===========
Delaware VIP Trust (0.0%)
   Delaware VIP REIT Investment Option (Standard Class)
     Total (Cost $0)                                                            --   $        --   $   471,640   $ 2,329,664
                                                                         =========   ===========   ===========   ===========
Dreyfus Variable Investment Fund (1.9%)
   Dreyfus VIF Appreciation Investment Option (Initial Shares)
    (Cost $615,557)                                                         17,030   $   724,618   $   253,363   $    70,818
   Dreyfus VIF Developing Leaders Investment Option (Initial Shares)
    (Cost $9,253,009)                                                      256,796    10,793,128     2,038,631     1,655,455
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $9,868,566)                                               273,826   $11,517,746   $ 2,291,994   $ 1,726,273
                                                                         =========   ===========   ===========   ===========
DWS Investments VIT Funds (2.6%)
   DWS VIT Small Cap Index Investment Option (Class A)
     Total (Cost $11,582,338)                                              974,548   $15,709,718   $ 2,875,571   $ 1,718,145
                                                                         =========   ===========   ===========   ===========

                                                                          As of and for the period ended December 31, 2006
                                                                                           --  (Continued)
                                                                         ---------------------------------------------------
                                                                          No. of       Market        Cost of      Proceeds
                                                                          Shares        Value       Purchases    from Sales
INVESTMENTS                                                               ------        -----       ---------    ----------

Franklin Templeton Variable Insurance Products Trust (5.2%)
   FTVIPT Franklin Small-Mid Cap Growth Securities Investment Option
    (Class 2) (Cost $4,163,775)                                            245,576   $ 5,434,587   $   473,060   $   567,358
   FTVIPT Mutual Shares Securities Investment Option (Class 2)
    (Cost $0)                                                                   --            --       287,402     2,862,714
   FTVIPT Templeton Developing Markets Securities Investment Option
    (Class 2) (Cost $3,442,846)                                            323,628     4,462,829     2,378,942     1,151,349
   FTVIPT Templeton Foreign Securities Investment Option (Class 2)
    (Cost $14,527,566)                                                   1,016,446    19,027,865     4,948,837     1,054,922
   FTVIPT Templeton Global Asset Allocation Investment Option
    (Class 1) (Cost $1,942,499)                                            101,008     2,218,141       634,261       167,997
   FTVIPT Templeton Global Income Securities Investment Option
    (Class 1) (Cost $761,249)                                               51,949       817,162       136,662       212,741
   FTVIPT Templeton Growth Securities Investment Option - Class 1
    Shares (Cost $0)                                                            --            --     2,306,571    14,986,647
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $24,837,935)                                            1,738,607   $31,960,584   $11,165,735   $21,003,728
                                                                         =========   ===========   ===========   ===========
Goldman Sachs Variable Insurance Trust (0.5%)
   Goldman Sachs Capital Growth Investment Option
     Total (Cost $2,320,713)                                               243,974   $ 2,825,224   $   111,847   $   836,755
                                                                         =========   ===========   ===========   ===========
Janus Aspen Series (2.4%)
   Janus Aspen Global Technology Investment Option (Service Shares)
    (Cost $1,534,925)                                                      400,834   $ 1,711,562   $   178,404   $   286,686
   Janus Aspen Mid Cap Growth Investment Option (Service Shares)
    (Cost $4,578,575)                                                      210,245     6,767,770     1,062,871     2,383,827
   Janus Aspen Worldwide Growth Investment Option (Service Shares)
    (Cost $5,310,522)                                                      191,628     6,172,340       421,184     1,177,895
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $11,424,022)                                              802,707   $14,651,672   $ 1,662,459   $ 3,848,408
                                                                         =========   ===========   ===========   ===========
Lazard Retirement Series, Inc. (0.0%)
   Lazard Retirement Small Cap Investment Option
     Total (Cost $0)                                                            --   $        --   $   872,068   $ 3,107,084
                                                                         =========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios II (10.6%)
   LMPVPII Equity Index Investment Option (Class I) (Cost $26,883,802)   1,019,530   $34,765,970   $ 3,059,952   $ 3,066,662
   LMPVPII Fundamental Value Investment Option (Cost $25,626,511)        1,320,250    30,088,494     3,791,411     3,382,207
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $52,510,313)                                            2,339,780   $64,854,464   $ 6,851,363   $ 6,448,869
                                                                         =========   ===========   ===========   ===========

                                                                          As of and for the period ended December 31, 2006
                                                                                           --  (Continued)
                                                                         ---------------------------------------------------
                                                                          No. of       Market        Cost of      Proceeds
                                                                          Shares        Value       Purchases    from Sales
INVESTMENTS                                                               ------        -----       ---------    ----------

Legg Mason Partners Variable Portfolios III, Inc. (8.0%)
   LMPVPIII Aggressive Growth Investment Option (Cost $9,684,306)          813,020   $13,138,401   $   971,783   $ 1,306,775
   LMPVPIII High Income Investment Option (Cost $12,116,914)             1,588,754    11,613,788     7,293,412     6,296,147
   LMPVPIII International All Cap Growth Investment Option
    (Cost $435,497)                                                         39,313       679,325        95,687       140,563
   LMPVPIII Large Cap Growth Investment Option (Cost $9,385,373)           708,467    11,172,521     1,272,283     3,678,403
   LMPVPIII Large Cap Value Investment Option (Cost $9,927,919)            568,502    12,342,175     1,294,062     3,384,333
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $41,550,009)                                            3,718,056   $48,946,210   $10,927,227   $14,806,221
                                                                         =========   ===========   ===========   ===========
Legg Mason Partners Variable Portfolios IV (0.3%)
   LMPVPIV Multiple Discipline Investment Option-All Cap Growth and
    Value (Cost $928,282)                                                   61,605   $ 1,011,562   $   325,920   $   110,615
   LMPVPIV Multiple Discipline Investment Option-Balanced All Cap
    Growth and Value (Cost $615,505)                                        46,055       654,438       231,170        36,904
                                                                         ---------   -----------   -----------   -----------
     Total (Cost $1,543,787)                                               107,660   $ 1,666,000   $   557,090   $   147,519
                                                                         =========   ===========   ===========   ===========
Managed Assets Trust (0.0%)
   Managed Assets Investment Option
     Total (Cost $0)                                                            --   $        --   $   539,534   $ 5,343,513
                                                                         =========   ===========   ===========   ===========
Met Investors Series Trust (11.3%)
   MIST Janus Capital Appreciation Investment Option (Class A)
    (Cost $23,195,749)                                                     310,175   $24,081,954   $25,149,326   $ 1,890,385
   MIST Legg Mason Partners Managed Assets Investment Option (Class A)
    (Cost $5,105,808)                                                      301,676     5,451,280     5,461,606       356,232
   MIST Lord Abbett Bond Debenture Investment Option (Class A)
    (Cost $3,942,062)                                                      332,832     4,163,732     4,091,317       151,507
   MIST Lord Abbett Growth and Income Investment Option (Class B)
    (Cost $2,718,031)                                                      101,043     2,950,449     2,963,006       248,230
   MIST Met/AIM Capital Appreciation Investment Option (Class A)
    (Cost $11,867,302)                                                     976,601    10,576,592    12,569,832       663,735
   MIST Met/AIM Small Cap Growth Investment Option (Class A)
    (Cost $414,219)                                                         31,665       428,429       652,291       229,568
   MIST MFS Value Investment Option (Class A) (Cost $4,093,846)            300,858     4,284,220     4,170,277        75,975
   MIST Neuberger Berman Real Estate Investment Option (Class A)
    (Cost $3,421,853)                                                      223,232     4,047,193     3,886,195       512,182

                                                                         As of and for the period ended December 31, 2006
                                                                                          --  (Continued)
                                                                       -----------------------------------------------------
                                                                        No. of        Market        Cost of       Proceeds
                                                                        Shares        Value        Purchases     from Sales
INVESTMENTS                                                             ------        -----        ---------     ----------

Met Investors Series Trust  --  (Continued)
   MIST Pioneer Fund Investment Option (Class A) (Cost $1,262,088)        93,293      1,364,880      1,341,138        80,947
   MIST Pioneer Strategic Income Investment Option (Class A)
    (Cost $8,915,097)                                                    937,277      8,866,643      9,237,130       327,875
   MIST Third Avenue Small Cap Value Investment Option (Class B)
    (Cost $2,843,323)                                                    167,003      2,909,198      2,970,447       130,560
                                                                       ---------   ------------   ------------   -----------
     Total (Cost $67,779,378)                                          3,775,655   $ 69,124,570   $ 72,492,565   $ 4,667,196
                                                                       =========   ============   ============   ===========
Metropolitan Series Fund, Inc. (21.5%)
   MSF BlackRock Aggressive Growth Investment Option (Class D)
    (Cost $2,494,461)                                                    103,762   $  2,469,543   $  2,611,581   $   110,816
   MSF BlackRock Money Market Investment Option (Class A)
    (Cost $37,091,132)                                                   370,911     37,091,132     48,967,965    11,876,833
   MSF FI Large Cap Investment Option (Class A) (Cost $15,973,582)     1,084,352     16,395,395     17,723,447     1,660,805
   MSF FI Value Leaders Investment Option (Class D)
    (Cost $10,299,074)                                                    51,400     10,688,672     11,719,814     1,372,299
   MSF MetLife Aggressive Allocation Investment Option (Class B)
    (Cost $700,709)                                                       62,518        765,223        852,320       146,030
   MSF MetLife Conservative Allocation Investment Option (Class B)
    (Cost $81,121)                                                         8,002         84,342        293,656       212,780
   MSF MetLife Conservative to Moderate Allocation Investment Option
    (Class B) (Cost $633,567)                                             61,451        677,188        717,693        87,477
   MSF MetLife Moderate Allocation Investment Option (Class B)
    (Cost $589,882)                                                       51,497        591,186        862,040       272,643
   MSF MetLife Moderate to Aggressive Allocation Investment Option
    (Class B) (Cost $3,524,281)                                          316,672      3,781,069      3,844,658       314,984
   MSF MFS Total Return Investment Option (Class F)
    (Cost $24,105,578)                                                   167,525     26,028,344     26,244,080     2,169,070
   MSF Oppenheimer Global Equity Investment Option (Class A)
    (Cost $12,109,061)                                                   744,632     12,554,501     12,183,271        75,316
   MSF T. Rowe Price Large Cap Growth Investment Option (Class B)
    (Cost $2,112,294)                                                    149,426      2,269,782      2,286,668       177,906
   MSF Western Asset Management U.S. Government Investment Option
    (Class A) (Cost $16,973,801)                                       1,440,847     17,722,414     18,080,924     1,132,731
                                                                       ---------   ------------   ------------   -----------
     Total (Cost $126,688,543)                                         4,612,995   $131,118,791   $146,388,117   $19,609,690
                                                                       =========   ============   ============   ===========

                                                                           As of and for the period ended December 31, 2006
                                                                                           --  (Continued)
                                                                          --------------------------------------------------
                                                                           No. of       Market       Cost of      Proceeds
                                                                           Shares        Value      Purchases    from Sales
INVESTMENTS                                                                ------        -----      ---------    ----------

Money Market Portfolio (0.0%)
   Money Market Investment Option
     Total (Cost $0)                                                             --   $        --   $8,060,477   $49,244,400
                                                                          =========   ===========   ==========   ===========
PIMCO Variable Insurance Trust (4.4%)
   PIMCO VIT Real Return Investment Option (Administrative Class)
    (Cost $1,194,813)                                                        96,197   $ 1,147,628   $  898,666   $   187,749
   PIMCO VIT Total Return Investment Option (Administrative Class)
    (Cost $26,066,895)                                                    2,538,953    25,694,204    3,672,817     4,880,646
                                                                          ---------   -----------   ----------   -----------
     Total (Cost $27,261,708)                                             2,635,150   $26,841,832   $4,571,483   $ 5,068,395
                                                                          =========   ===========   ==========   ===========
Pioneer Variable Contracts Trust (1.1%)
   Pioneer Mid Cap Value VCT Investment Option (Class II)
                                                                          ---------   -----------   ----------   -----------
     Total (Cost $6,546,336)                                                319,109   $ 6,458,774   $2,312,888   $   400,946
                                                                          =========   ===========   ==========   ===========
Putnam Variable Trust (1.9%)
   Putnam VT Discovery Growth Investment Option (Class IB)
    (Cost $120,750)                                                          27,788   $   164,506   $   13,844   $    24,148
   Putnam VT International Equity Investment Option (Class IB)
    (Cost $3,798,705)                                                       307,095     6,338,432      657,870     1,336,719
   Putnam VT Small Cap Value Investment Option (Class IB)
    (Cost $4,453,820)                                                       223,742     5,430,211    1,835,397       539,702
                                                                          ---------   -----------   ----------   -----------
     Total (Cost $8,373,275)                                                558,625   $11,933,149   $2,507,111   $ 1,900,569
                                                                          =========   ===========   ==========   ===========
The Travelers Series Trust (0.0%)
   Travelers AIM Capital Appreciation Investment Option (Cost $0)                --   $        --   $  422,512   $11,428,271
   Travelers Convertible Securities Investment Option (Cost $0)                  --            --      303,292     3,984,510
   Travelers Equity Income Investment Option (Cost $0)                           --            --    2,069,747    12,212,457
   Travelers Large Cap Investment Option (Cost $0)                               --            --      259,550     2,443,773
   Travelers Managed Allocation Series: Aggressive Investment Option
    (Cost $0)                                                                    --            --      256,119       282,200
   Travelers Managed Allocation Series: Conservative Investment Option
    (Cost $0)                                                                    --            --      334,120       340,107
   Travelers Managed Allocation Series: Moderate-Aggressive Investment
    Option (Cost $0)                                                             --            --    1,222,582     2,823,233
   Travelers Managed Allocation Series: Moderate-Conservative
    Investment Option (Cost $0)                                                  --            --      163,065       216,516
   Travelers MFS Mid Cap Growth Investment Option (Cost $0)                      --            --      259,574     2,593,557
   Travelers MFS Total Return Investment Option (Cost $0)                        --            --    1,492,623    28,157,060
   Travelers MFS Value Investment Option (Cost $0)                               --            --      251,942       537,179

4. STATEMENT OF INVESTMENTS  --  (Concluded)

                                                                          As of and for the period ended December 31, 2006
                                                                                           --  (Concluded)
                                                                        ----------------------------------------------------
                                                                         No. of       Market        Cost of       Proceeds
                                                                         Shares        Value       Purchases     from Sales
INVESTMENTS                                                              ------        -----       ---------     ----------

The Travelers Series Trust  --  (Continued)
   Travelers Pioneer Fund Investment Option (Cost $0)                          --            --        30,172      1,103,742
   Travelers Pioneer Strategic Income Investment Option (Cost $0)              --            --       226,073      7,726,065
   Travelers Strategic Equity Investment Option (Cost $0)                      --            --       996,153     15,448,236
   Travelers Style Focus Series: Small Cap Growth Investment Option
    (Cost $0)                                                                  --            --       245,168        353,488
   Travelers U.S. Government Securities Investment Option (Cost $0)            --            --     1,708,076     18,303,645
                                                                        ---------   -----------   -----------   ------------
     Total (Cost $5)                                                           --   $        --   $10,240,768   $107,954,039
                                                                        =========   ===========   ===========   ============
Van Kampen Life Investment Trust (0.7%)
   Van Kampen LIT Comstock Investment Option (Class II)
    (Cost $2,676,408)                                                     204,983   $ 3,013,249   $   961,524   $    412,514
   Van Kampen LIT Strategic Growth Investment Option (Class I)
    (Cost $1,343,282)                                                      54,959     1,583,372       147,777        138,084
                                                                        ---------   -----------   -----------   ------------
     Total (Cost $4,019,690)                                              259,942   $ 4,596,621   $ 1,109,301   $    550,598
                                                                        =========   ===========   ===========   ============
Vanguard Variable Insurance Fund (0.7%)
   Vanguard VIF Mid-Cap Index Investment Option (Cost $1,450,053)          78,820   $ 1,564,584   $ 1,267,177   $    866,187
   Vanguard VIF Total Stock Market Index Investment Option
    (Cost $2,444,525)                                                      82,663     2,584,877     3,133,202      1,123,428
                                                                        ---------   -----------   -----------   ------------
     Total (Cost $3,894,578)                                              161,483   $ 4,149,461   $ 4,400,379   $  1,989,615
                                                                        =========   ===========   ===========   ============
Variable Insurance Products Fund (9.0%)
   VIP Asset Manager SM Investment Option (Initial Class)
    (Cost $1,919,620)                                                     127,914   $ 2,009,529   $   138,877   $    151,601
   VIP Contrafund Investment Option (Service Class)
    (Cost $14,483,271)                                                    573,260    17,988,894     6,170,518      1,825,855
   VIP Equity  --  Income Investment Option (Initial Class)
    (Cost $10,410,063)                                                    473,336    12,401,414     2,501,317      1,529,900
   VIP Growth Investment Option (Initial Class) (Cost $10,900,467)        359,831    12,907,146       962,743      1,793,657
   VIP High Income Investment Option (Initial Class)
    (Cost $2,162,697)                                                     311,729     1,979,479       242,431        317,801
   VIP Mid Cap Investment Option (Service Class 2) (Cost $6,780,697)      229,053     7,845,078     2,772,223        759,296
                                                                        ---------   -----------   -----------   ------------
     Total (Cost $46,656,815)                                           2,075,123   $55,131,540   $12,788,109   $  6,378,110
                                                                        =========   ===========   ===========   ============

5. FINANCIAL HIGHLIGHTS

                               Year              Unit Value       Net     Investment(1)   Expense Ratio(2)    Total Return(3)
                              Ended    Units      Lowest to      Assets       Income          Lowest to          Lowest to
                              Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)        Highest (%)        Highest (%)
                              ------   ------    -----------    -------     ---------        -----------        -----------

Dreyfus Stock Index Fund,
 Inc.
 Dreyfus Stock Index
   Investment Option           2006     8,556   1.010 - 3.313    18,769        1.65          0.65 - 0.90        14.48 - 14.69
                               2005    10,064   0.882 - 2.894    19,718        1.63          0.65 - 0.90          3.76 - 4.08
                               2004     9,918   0.850 - 2.789    18,770        1.82          0.65 - 0.90          9.63 - 9.87
                               2003    10,212   0.774 - 2.544    17,593        1.52          0.65 - 0.90        27.20 - 27.45
                               2002     9,278   0.608 - 2.000    12,487        1.33          0.65 - 0.90     (23.05) - (22.82)
Merger Fund VL
 The Merger Fund VL
   Investment Option           2006     2,604   1.262 - 1.270     3,294          --          0.65 - 0.90        15.55 - 15.77
                               2005     4,821   1.092 - 1.097     5,267          --          0.65 - 0.90          3.60 - 3.88
                               2004     1,186   1.054 - 1.056     1,250          --          0.65 - 0.90          5.29 - 6.14
AllianceBernstein Variable
 Products Series Fund,
 Inc.
 AllianceBernstein Large -
   Cap Growth Investment
   Option (Class B)            2006        --   0.882 - 0.897        --          --          0.65 - 0.90       (1.54) - (1.33)
                               2005     1,831   0.895 - 0.911     1,647          --          0.65 - 0.90        13.87 - 14.14
                               2004     1,760   0.786 - 0.800     1,390          --          0.65 - 0.90          7.38 - 7.61
                               2003     1,837   0.732 - 0.745     1,351          --          0.65 - 0.90        22.33 - 22.67
                               2002     1,409   0.598 - 0.609       846          --          0.65 - 0.90     (31.50) - (31.35)
American Funds Insurance
 Series
 American Funds Global
   Growth Investment
   Option (Class 2)            2006     8,785   1.533 - 1.551    13,528        0.87          0.65 - 0.90        19.33 - 19.68
                               2005     7,261   1.284 - 1.296     9,359        0.67          0.65 - 0.90        13.02 - 13.39
                               2004     6,202   1.135 - 1.144     7,067        0.44          0.65 - 0.90        12.49 - 12.72
                               2003     3,800   1.009 - 1.017     3,847        0.38          0.65 - 0.90        33.99 - 34.30
                               2002     2,029   0.752 - 0.759     1,532        0.94          0.65 - 0.90     (15.41) - (15.17)
 American Funds Growth
   Investment Option
   (Class 2)                   2006    37,555   1.241 - 1.255    46,773        0.85          0.65 - 0.90          9.20 - 9.51
                               2005    32,449   1.135 - 1.146    36,972        0.72          0.65 - 0.90        15.14 - 15.41
                               2004    29,699   0.985 - 0.993    29,363        0.19          0.65 - 0.90        11.55 - 11.82
                               2003    23,573   0.883 - 0.888    20,889        0.13          0.65 - 0.90        35.57 - 35.99
                               2002    12,062   0.651 - 0.655     7,881        0.05          0.65 - 0.90     (25.14) - (25.03)
 American Funds Growth --
   Income Investment
   Option (Class 2)            2006    18,150   1.337 - 1.380    24,717        1.62          0.65 - 0.90        14.18 - 14.43
                               2005    17,046   1.171 - 1.206    20,322        1.40          0.65 - 0.90          4.83 - 5.14
                               2004    15,252   1.117 - 1.147    17,314        0.94          0.65 - 0.90          9.40 - 9.66
                               2003    12,771   1.021 - 1.046    13,240        1.21          0.65 - 0.90        31.23 - 31.57
                               2002     7,495   0.778 - 0.795     5,914        1.59          0.65 - 0.90     (19.10) - (18.88)
Capital Appreciation Fund
 Capital Appreciation
   Investment Option           2006        --   0.721 - 4.704        --          --          0.60 - 0.90      (0.84) - (0.72)
                               2005    13,169   0.727 - 4.744    24,249          --          0.65 - 0.90        17.14 - 17.47
                               2004    12,913   0.620 -  4.05    20,626          --          0.60 - 0.90        15.11 - 18.79
                               2003    12,661   0.523 - 3.419    17,313        0.05          0.65 - 0.90        23.79 - 24.29
                               2002    12,883   0.422 - 2.762    14,462        1.60          0.65 - 0.90     (25.83) - (25.61)
Credit Suisse Trust
 Credit Suisse Trust
   Emerging Markets
   Investment Option           2006       973   2.242 - 2.313     2,232        0.54          0.65 - 0.90        31.34 - 31.64
                               2005     1,189   1.707 - 1.757     2,071        0.72          0.65 - 0.90        26.73 - 27.13
                               2004     1,180   1.347 - 1.382     1,620        0.26          0.65 - 0.90        23.81 - 24.06
                               2003       618   1.088 - 1.114       685          --          0.65 - 0.90        41.67 - 41.91
                               2002       332   0.768 - 0.785       260        0.17          0.65 - 0.90     (14.67) - (12.09)
Delaware VIP Trust
 Delaware VIP REIT
   Investment Option
   (Standard Class)            2006        --   1.854 - 1.866        --        1.99          0.65 - 0.90        31.44 - 31.78
                               2005     1,325   1.410 - 1.416     1,872        1.44          0.65 - 0.90          6.17 - 6.47
                               2004       801   1.328 - 1.330     1,065          --          0.65 - 0.90        20.73 - 33.13

                               Year              Unit Value       Net     Investment(1)   Expense Ratio(2)   Total Return(3)
                              Ended    Units      Lowest to     Assets       Income          Lowest to          Lowest to
                              Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)       Highest (%)        Highest (%)
                              ------   ------    -----------    -------     ---------       -----------        -----------

Dreyfus Variable
 Investment Fund
 Dreyfus VIF Appreciation
   Investment Option
   (Initial Shares)            2006      494    1.463 - 1.476      725         1.47         0.65 - 0.90         15.45 - 15.67
                               2005      358    1.267 - 1.276      454         0.02         0.65 - 0.90           3.43 - 3.74
                               2004      301    1.225 - 1.230      370         2.14         0.65 - 0.90           4.08 - 4.33
                               2003      142    1.177 - 1.179      167         5.82         0.65 - 0.90          6.23 - 11.78
 Dreyfus VIF Developing
   Leaders Investment
   Option (Initial Shares)     2006    8,899    1.208 - 1.228   10,793         0.40         0.65 - 0.90           2.81 - 3.11
                               2005    9,318    1.175 - 1.191   10,982           --         0.65 - 0.90           4.89 - 5.12
                               2004    9,804    1.120 - 1.133   11,013         0.22         0.65 - 0.90         10.34 - 10.64
                               2003    8,450    1.015 - 1.024    8,596         0.03         0.65 - 0.90         30.46 - 30.78
                               2002    5,900    0.778 - 0.783    4,598         0.04         0.65 - 0.90      (19.88) - (19.61)
DWS Investments VIT Funds
 DWS VIT Small Cap Index
   Investment Option
   (Class A)                   2006    9,520    1.524 - 1.753   15,709         0.64         0.65 - 0.90         16.42 - 16.70
                               2005    9,135    1.309 - 1.505   12,947         0.61         0.65 - 0.90           3.29 - 3.60
                               2004    9,595    1.266 - 1.457   13,152         0.42         0.65 - 0.90         16.75 - 16.94
                               2003    9,519    1.084 - 1.248   11,163         0.85         0.65 - 0.90         45.11 - 45.60
                               2002    5,172    0.747 - 0.860    4,161         0.79         0.65 - 0.90      (21.32) - (21.14)
Franklin Templeton
 Variable Insurance
 Products Trust
 FTVIPT Franklin Small -
   Mid Cap Growth
   Securities Investment
   Option (Class 2)            2006    4,855    1.109 - 1.135    5,434           --         0.65 - 0.90           7.67 - 7.99
                               2005    4,910    1.030 - 1.051    5,097           --         0.65 - 0.90           3.83 - 4.16
                               2004    4,675    0.992 - 1.009    4,670           --         0.65 - 0.90         10.47 - 10.76
                               2003    3,579    0.898 - 0.911    3,237           --         0.65 - 0.90         36.06 - 36.38
                               2002    2,617    0.660 - 0.668    1,740         0.29         0.65 - 0.90      (29.34) - (29.16)
 FTVIPT Mutual Shares
   Securities Investment
   Option (Class 2)            2006       --    1.740 - 1.756       --           --         0.65 - 0.90         17.33 - 17.62
                               2005    1,610    1.483 - 1.493    2,394         0.91         0.65 - 0.90           9.53 - 9.86
                               2004    1,229    1.354 - 1.359    1,667         0.75         0.65 - 0.90         11.62 - 11.85
                               2003      720    1.213 - 1.215      874         0.02         0.65 - 0.90         10.27 - 13.79
 FTVIPT Templeton
   Developing Markets
   Securities Investment
   Option
   (Class 2)                   2006    2,349    1.896 - 1.909    4,463         1.19         0.65 - 0.90         26.91 - 27.27
                               2005    1,641    1.494 - 1.500    2,458         1.37         0.65 - 0.90         26.29 - 26.58
                               2004       85    1.183 - 1.185      100         0.42         0.65 - 0.90         13.75 - 28.11
 FTVIPT Templeton Foreign
   Securities Investment
   Option (Class 2)            2006    9,153    2.075 - 2.094   19,027         1.19         0.65 - 0.90         20.36 - 20.69
                               2005    7,085    1.724 - 1.735   12,233         1.11         0.65 - 0.90           9.18 - 9.46
                               2004    4,364    1.579 - 1.585    6,895         1.03         0.65 - 0.90         17.47 - 17.76
                               2003    1,012    1.344 - 1.346    1,361         0.02         0.65 - 0.90         22.18 - 22.83
 FTVIPT Templeton Global
   Asset Allocation
   Investment Option
   (Class 1)                   2006      706            3.143    2,218         6.87                0.90                 20.33
                               2005      620            2.612    1,618         3.91                0.90                  2.92
                               2004      597            2.538    1,514         3.05                0.90                 14.89
                               2003      627            2.209    1,385         2.72                0.90                 31.18
                               2002      596            1.684    1,003         1.96                0.90                 (5.07)
 FTVIPT Templeton Global
   Income Securities
   Investment Option
   (Class 1)                   2006      365            2.240      817         3.15                0.90                 12.11
                               2005      410            1.998      819         6.27                0.90                (3.76)
                               2004      361            2.076      750        12.20                0.90                 14.07
                               2003      733            1.820    1,335         7.19                0.90                 21.58
                               2002      328            1.497      491         1.02                0.90                 20.34
 FTVIPT Templeton Growth
   Securities Investment
   Option - Class 1 Shares     2006       --    1.583 - 3.341       --         1.50         0.65 - 0.90         17.10 - 17.35
                               2005    4,329    1.351 - 2.853   11,356         1.17         0.65 - 0.90           8.11 - 8.41
                               2004    4,016    1.249 - 2.639    9,577         1.28         0.65 - 0.90         15.19 - 15.49
                               2003    3,728    1.084 - 2.291    7,633         1.63         0.65 - 0.90         31.44 - 31.76
                               2002    3,234    0.824 - 1.743    5,028         4.08         0.65 - 0.90      (19.04) - (18.82)

                               Year              Unit Value       Net     Investment(1)   Expense Ratio(2)   Total Return(3)
                              Ended    Units      Lowest to     Assets       Income          Lowest to          Lowest to
                              Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)       Highest (%)        Highest (%)
                              ------   ------    -----------    -------     ---------       -----------        -----------

Goldman Sachs Variable
 Insurance Trust
 Goldman Sachs Capital
   Growth Investment
   Option                      2006     2,328   1.213 - 1.222    2,825        0.11          0.65 - 0.90           7.63 - 7.86
                               2005     2,923   1.127 - 1.133    3,296        0.15          0.65 - 0.90           1.99 - 2.26
                               2004     2,879   1.105 - 1.108    3,181        0.69          0.65 - 0.90           8.12 - 8.41
                               2003     2,919           1.022    2,984          --          0.65 - 0.90                  2.20
Janus Aspen Series
 Janus Aspen Global
   Technology Investment
   Option (Service Shares)     2006     4,095   0.415 - 0.421    1,711          --          0.65 - 0.90           6.89 - 7.12
                               2005     4,346   0.388 - 0.393    1,698          --          0.65 - 0.90         10.42 - 11.02
                               2004     4,597   0.351 - 0.355    1,623          --          0.65 - 0.90                 (0.28)
                               2003     4,395   0.352 - 0.356    1,556          --          0.65 - 0.90         45.31 - 45.49
                               2002     2,957   0.242 - 0.245      720          --          0.65 - 0.90      (41.55) - (41.20)
 Janus Aspen Mid Cap
   Growth Investment
   Option (Service Shares)     2006    11,892   0.565 - 0.573    6,767          --          0.65 - 0.90         12.13 - 12.60
                               2005    14,423   0.503 - 0.511    7,310          --          0.65 - 0.90         11.09 - 11.28
                               2004    14,663   0.452 - 0.460    6,682          --          0.65 - 0.90         19.26 - 19.95
                               2003    11,132   0.379 - 0.385    4,242          --          0.65 - 0.90         33.68 - 33.92
                               2002     9,079   0.283 - 0.288    2,585          --          0.65 - 0.90      (28.89) - (28.57)
 Janus Aspen Worldwide
   Growth Investment
   Option (Service Shares)     2006     8,618   0.702 - 0.730    6,172        1.65          0.65 - 0.90         16.81 - 17.17
                               2005     9,952   0.601 - 0.623    6,105        1.23          0.65 - 0.90           4.70 - 4.88
                               2004     9,897   0.574 - 0.594    5,802        0.95          0.65 - 0.90           3.52 - 3.85
                               2003     9,176   0.554 - 0.572    5,188        0.86          0.65 - 0.90         22.57 - 23.01
                               2002     8,985   0.452 - 0.465    4,142        0.64          0.65 - 0.90      (26.38) - (26.19)
Lazard Retirement Series,
 Inc.
 Lazard Retirement Small
   Cap Investment Option       2006        --   1.776 - 1.792       --          --          0.65 - 0.90         12.91 - 13.20
                               2005     1,362   1.573 - 1.583    2,145          --          0.65 - 0.90           3.08 - 3.33
                               2004     1,519   1.526 - 1.532    2,321          --          0.65 - 0.90         13.87 - 14.16
                               2003     1,072   1.340 - 1.342    1,437          --          0.65 - 0.90         18.24 - 22.04
Legg Mason Partners
 Variable Portfolios II
 LMPVPII Equity Index
   Investment Option
   (Class I)                   2006    33,083   1.009 - 1.103   34,764        1.69          0.65 - 0.90         14.40 - 14.57
                               2005    33,897   0.882 - 0.964   31,121        1.55          0.65 - 0.90           3.54 - 3.84
                               2004    33,690   0.851 - 0.931   29,899        1.74          0.65 - 0.90           9.52 - 9.85
                               2003    30,079   0.777 - 0.850   24,303        1.80          0.65 - 0.90         27.06 - 27.36
                               2002    14,663   0.611 - 0.669    9,283        2.68          0.65 - 0.90      (22.93) - (22.77)
 LMPVPII Fundamental Value
   Investment Option           2006    15,071   1.462 - 2.900   30,087        1.62          0.65 - 0.90         15.77 - 16.07
                               2005    15,553   1.262 - 2.505   26,845        0.93          0.65 - 0.90           3.81 - 4.08
                               2004    16,372   1.215 - 2.413   27,150        0.71          0.65 - 0.90           7.24 - 7.54
                               2003    14,196   1.132 - 2.250   21,724        0.67          0.65 - 0.90         37.38 - 37.68
                               2002    12,357   0.824 - 1.637   13,670        1.25          0.65 - 0.90      (22.01) - (21.81)

                               Year              Unit Value       Net     Investment(1)   Expense Ratio(2)   Total Return(3)
                              Ended    Units      Lowest to     Assets       Income          Lowest to          Lowest to
                              Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)       Highest (%)        Highest (%)
                              ------   ------    -----------    -------     ---------       -----------        -----------

Legg Mason Partners
 Variable Portfolios III,
 Inc.
 LMPVPIII Aggressive
   Growth Investment
   Option                      2006    12,002   1.060 - 1.123   13,138           --         0.65 - 0.90           7.83 - 8.08
                               2005    12,227   0.983 - 1.039   12,388           --         0.65 - 0.90         10.57 - 11.00
                               2004    12,224   0.889 - 0.936   11,191           --         0.65 - 0.90           8.95 - 9.22
                               2003    11,128   0.816 - 0.857    9,336           --         0.65 - 0.90         33.33 - 33.70
                               2002     9,094   0.612 - 0.641    5,719           --         0.65 - 0.90      (33.23) - (33.16)
 LMPVPIII High Income
   Investment Option           2006     7,711   1.315 - 1.640   11,613        12.98         0.65 - 0.90          9.99 - 10.26
                               2005     7,777   1.195 - 1.491   10,674        12.84         0.65 - 0.90           1.71 - 1.94
                               2004     7,904   1.174 - 1.466   10,692        10.06         0.65 - 0.90           9.40 - 9.72
                               2003    10,051   1.072 - 1.340   12,701        21.08         0.65 - 0.90         26.42 - 26.76
                               2002     2,407   0.848 - 1.060    2,227        27.24         0.65 - 0.90        (4.16) - (3.95)
 LMPVPIII International
   All Cap Growth
   Investment Option           2006       560   1.192 - 1.246      679         2.09         0.65 - 0.90         24.72 - 25.10
                               2005       620   0.955 - 0.999      602         1.44         0.65 - 0.90         10.75 - 10.93
                               2004       611   0.862 - 0.902      535         1.00         0.65 - 0.90         16.69 - 17.12
                               2003       717   0.738 - 0.773      543         1.35         0.65 - 0.90         26.31 - 26.62
                               2002       405   0.584 - 0.612      242         1.34         0.65 - 0.90      (26.35) - (26.10)
 LMPVPIII Large Cap Growth
   Investment Option           2006    12,518   0.887 - 0.906   11,172         0.15         0.65 - 0.90           3.71 - 3.90
                               2005    15,367   0.855 - 0.872   13,238         0.13         0.65 - 0.90           4.27 - 4.56
                               2004    17,669   0.820 - 0.834   14,584         0.40         0.65 - 0.90       (0.61) - (0.24)
                               2003    15,108   0.825 - 0.836   12,532         0.03         0.65 - 0.90         46.28 - 46.67
                               2002     9,497   0.564 - 0.570    5,386         0.40         0.65 - 0.90      (25.49) - (25.29)
 LMPVPIII Large Cap Value
   Investment Option           2006     7,588   1.298 - 2.219   12,342         1.18         0.65 - 0.90         17.22 - 17.52
                               2005     9,389   1.107 - 1.893   12,742         1.61         0.65 - 0.90           5.52 - 5.77
                               2004     9,765   1.048 - 1.794   12,668         2.01         0.65 - 0.90           9.62 - 9.98
                               2003     8,922   0.956 - 1.636   10,797         1.89         0.65 - 0.90         26.43 - 26.75
                               2002     8,176   0.755 - 1.294    7,781         4.20         0.65 - 0.90      (26.06) - (25.88)

                               Year              Unit Value       Net     Investment(1)   Expense Ratio(2)   Total Return(3)
                              Ended    Units      Lowest to     Assets       Income          Lowest to          Lowest to
                              Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)       Highest (%)        Highest (%)
                              ------   ------    -----------    -------     ---------       -----------        -----------

Legg Mason Partners
 Variable Portfolios IV
 LMPVPIV Multiple
   Discipline Investment
   Option - All Cap Growth
   and Value                   2006       835   1.209 - 1.217    1,012        0.71          0.65 - 0.90       12.66 - 12.89
                               2005       684   1.073 - 1.078      735        0.48          0.65 - 0.90         4.28 - 4.56
                               2004       256   1.029 - 1.031      264        0.77          0.65 - 0.90         5.00 - 9.91
 LMPVPIV Multiple
   Discipline Investment
   Option - Balanced All
   Cap Growth and Value        2006       563   1.158 - 1.166      654        1.88          0.65 - 0.90         9.56 - 9.79
                               2005       409   1.057 - 1.062      433        1.68          0.65 - 0.90         3.22 - 3.61
                               2004       125   1.024 - 1.025      128        1.55          0.65 - 0.90         3.12 - 7.22
Managed Assets Trust
 Managed Assets Investment
   Option                      2006        --   1.141 - 4.218       --        2.25          0.65 - 0.90         3.41 - 3.50
                               2005     3,224   1.103 - 4.079    4,890        0.02          0.65 - 0.90         2.90 - 3.15
                               2004     3,156   1.071 - 3.964    4,829        2.50          0.65 - 0.90         8.45 - 8.75
                               2003     2,814   0.987 - 3.655    4,046        2.98          0.65 - 0.90       20.91 - 21.22
                               2002     1,873   0.816 - 3.023    2,565        6.96          0.65 - 0.90      (9.43) - (9.19)
Met Investors Series Trust
 MIST Janus Capital
   Appreciation Investment
   Option (Class A)            2006    12,524   0.743 - 4.846   24,081          --          0.65 - 0.90         3.02 - 3.16
 MIST Legg Mason Partners
   Managed Assets
   Investment Option (Class
   A)                          2006     3,336   1.212 - 4.480    5,451          --          0.65 - 0.90         6.21 - 6.41
 MIST Lord Abbett Bond
   Debenture Investment
   Option (Class A)            2006     3,195   1.297 - 1.312    4,164          --          0.65 - 0.90         5.25 - 5.47
 MIST Lord Abbett Growth
   and Income Investment
   Option (Class B)            2006     1,711   1.718 - 1.734    2,950          --          0.65 - 0.90         8.04 - 8.24
 MIST Met/AIM Capital
   Appreciation Investment
   Option (Class A)            2006     9,854   0.720 - 1.516   10,576        0.18          0.65 - 0.90      (0.79) - (0.54)
 MIST Met/AIM Small Cap
   Growth Investment Option
   (Class A)                   2006       324   1.320 - 1.325      428          --          0.65 - 0.90      (0.30) - (0.15)
 MIST MFS(R) Value
   Investment Option (Class
   A)                          2006     3,301   1.297 - 1.303    4,284        2.19          0.65 - 0.90       11.04 - 11.27
 MIST Neuberger Berman
   Real Estate Investment
   Option (Class A)            2006     2,163   1.868 - 1.881    4,047          --          0.65 - 0.90       22.25 - 22.46
 MIST Pioneer Fund
   Investment Option (Class
   A)                          2006       715   1.594 - 2.072    1,365          --          0.65 - 0.90         8.03 - 8.23
 MIST Pioneer Strategic
   Income Investment Option
   (Class A)                   2006     5,819   1.514 - 1.533    8,866        5.15          0.65 - 0.90         4.10 - 4.21
 MIST Third Avenue Small
   Cap Value Investment
   Option (Class B)            2006     1,599   1.815 - 1.832    2,909          --          0.65 - 0.90         2.20 - 2.25

                               Year              Unit Value       Net     Investment(1)   Expense Ratio(2)   Total Return(3)
                              Ended    Units      Lowest to     Assets       Income          Lowest to          Lowest to
                              Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)       Highest (%)        Highest (%)
                              ------   ------    -----------    -------     ---------       -----------        -----------

Metropolitan Series Fund,
 Inc.
 MSF BlackRock Aggressive
   Growth Investment Option
   (Class D)                   2006     3,761   0.654 - 0.661    2,469          --          0.65 - 0.90       (1.94) - (1.78)
 MSF BlackRock Money
   Market Investment Option
   (Class A)                   2006    27,824   1.129 - 1.921   37,089        3.28          0.65 - 0.90          2.73 - 2.88
 MSF FI Large Cap
   Investment Option (Class
   A)                          2006    12,816   0.728 - 2.027   16,395          --          0.65 - 0.90          1.81 - 2.07
 MSF FI Value Leaders
   Investment Option (Class
   D)                          2006     8,296   1.277 - 1.307   10,688          --          0.65 - 0.90          3.07 - 3.24
 MSF MetLife Aggressive
   Allocation Investment
   Option (Class B)            2006       603   1.268 - 1.273      765          --          0.65 - 0.90          6.37 - 6.53
 MSF MetLife Conservative
   Allocation Investment
   Option (Class B)            2006        77   1.090 - 1.095       84          --          0.65 - 0.90          4.58 - 4.70
 MSF MetLife Conservative
   to Moderate Allocation
   Investment Option (Class
   B)                          2006       595   1.136 - 1.141      677          --          0.65 - 0.95          5.19 - 5.36
 MSF MetLife Moderate
   Allocation Investment
   Option (Class B)            2006       558   1.059 - 1.061      591          --          0.65 - 0.90          2.72 - 9.95
 MSF MetLife Moderate to
   Aggressive Allocation
   Investment Option (Class
   B)                          2006     3,116   1.212 - 1.217    3,781          --          0.65 - 0.90          6.22 - 6.38
 MSF MFS(R) Total Return
   Investment Option (Class
   F)                          2006    14,425   1.521 - 2.592   26,027          --          0.65 - 0.90          7.42 - 7.61
 MSF Oppenheimer Global
   Equity Investment Option
   (Class A)                   2006     3,918   1.639 - 3.460   12,554          --          0.64 - 0.89          3.54 - 3.62
 MSF T. Rowe Price Large
   Cap Growth Investment
   Option (Class B)            2006     2,351   0.961 - 0.977    2,270          --          0.65 - 0.90          7.60 - 7.88
 MSF Western Asset
   Management U.S.
   Government Investment
   Option (Class A)            2006    10,006   1.437 - 1.995   17,722          --          0.50 - 0.75          3.96 - 4.15
Money Market Portfolio
 Money Market Investment
   Option                      2006        --   1.098 - 1.870       --        1.40          0.65 - 0.90          1.10 - 1.18
                               2005    30,973   1.086 - 1.849   41,254        2.85          0.65 - 0.90          1.93 - 2.23
                               2004    28,563   1.065 - 1.814   36,570        0.99          0.65 - 0.90          0.11 - 0.37
                               2003    37,380   1.063 - 1.812   50,186        0.79          0.65 - 0.90        (0.11) - 0.09
                               2002    50,772   1.064 - 1.814   66,651        1.38          0.65 - 0.90          0.50 - 0.75
PIMCO Variable Insurance
 Trust
 PIMCO VIT Real Return
   Investment Option
   (Administrative Class)      2006     1,144   1.002 - 1.006    1,148        4.31          0.65 - 0.90        (0.20) - 0.10
                               2005       479   1.004 - 1.006      481        2.04          0.65 - 0.90          0.40 - 0.60
 PIMCO VIT Total Return
   Investment Option
   (Administrative Class)      2006    19,906   1.278 - 1.312   25,693        4.41          0.65 - 0.90          2.90 - 3.14
                               2005    21,697   1.242 - 1.272   27,198        3.42          0.65 - 0.90          1.55 - 1.84
                               2004    21,115   1.223 - 1.249   26,060        1.88          0.65 - 0.90          3.94 - 4.17
                               2003    19,781   1.176 - 1.199   23,489        2.81          0.65 - 0.90          4.07 - 4.35
                               2002    13,369   1.130 - 1.149   15,240        4.05          0.65 - 0.90          8.03 - 8.40
Pioneer Variable Contracts
 Trust
 Pioneer Mid Cap Value VCT
   Investment Option (Class
   II)                         2006     3,963   1.622 - 1.642    6,458          --          0.65 - 0.90        11.25 - 11.55
                               2005     3,648   1.458 - 1.472    5,338        0.21          0.65 - 0.90          6.66 - 6.98
                               2004     2,601   1.367 - 1.376    3,564        0.31          0.65 - 0.90        20.65 - 20.91
                               2003     1,147   1.133 - 1.138    1,302        0.24          0.65 - 0.90        35.85 - 36.29
                               2002       198   0.834 - 0.835      165        0.07          0.65 - 0.90      (12.76) - (2.46)

                               Year              Unit Value       Net     Investment(1)   Expense Ratio(2)   Total Return(3)
                              Ended    Units      Lowest to     Assets       Income          Lowest to          Lowest to
                              Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)       Highest (%)        Highest (%)
                              ------   ------    -----------    -------     ---------       -----------        -----------

Putnam Variable Trust
 Putnam VT Discovery
   Growth Investment
   Option (Class IB)           2006       174   0.931 - 0.951      164          --          0.65 - 0.90         10.05 - 10.32
                               2005       184   0.846 - 0.862      158          --          0.65 - 0.90           6.28 - 6.55
                               2004       192   0.796 - 0.809      155          --          0.65 - 0.90           6.64 - 6.87
                               2003       239   0.746 - 0.757      180          --          0.65 - 0.90         30.88 - 31.20
                               2002       148   0.570 - 0.577       85          --          0.65 - 0.90      (30.22) - (25.39)
 Putnam VT International
   Equity Investment
   Option (Class IB)           2006     4,265   1.464 - 1.518    6,338        0.63          0.65 - 0.90         26.61 - 26.82
                               2005     4,765   1.156 - 1.199    5,611        1.44          0.65 - 0.90         11.22 - 11.57
                               2004     4,915   1.039 - 1.078    5,202        1.63          0.65 - 0.90         15.17 - 15.45
                               2003     6,466   0.902 - 0.936    5,939        0.74          0.65 - 0.90         27.35 - 27.61
                               2002     4,299   0.707 - 0.735    3,096        0.59          0.65 - 0.90      (18.45) - (18.20)
 Putnam VT Small Cap Value
   Investment Option
   (Class IB)                  2006     3,134   1.726 - 1.747    5,430        0.30          0.65 - 0.90         16.23 - 16.54
                               2005     2,577   1.485 - 1.499    3,839        0.16          0.65 - 0.90           6.07 - 6.31
                               2004     2,262   1.400 - 1.410    3,176        0.27          0.65 - 0.90         25.11 - 25.44
                               2003     1,439   1.119 - 1.124    1,613        0.32          0.65 - 0.90         48.21 - 48.68
                               2002       487   0.755 - 0.756      368          --          0.65 - 0.90       (26.63) - (9.58)
The Travelers Series Trust
 Travelers AIM Capital
   Appreciation Investment
   Option                      2006        --   0.725 - 1.528       --          --          0.65 - 0.90           6.62 - 6.84
                               2005    10,108   0.680 - 1.431   10,341        0.22          0.65 - 0.90           7.76 - 8.02
                               2004    10,452   0.630 - 1.328    9,975        0.14          0.65 - 0.90           5.53 - 5.82
                               2003    10,167   0.597 - 1.258    9,370          --          0.65 - 0.90         28.11 - 28.42
                               2002    10,034   0.466 - 0.982    7,189          --          0.65 - 0.90      (24.58) - (24.39)
 Travelers Convertible
   Securities Investment
   Option                      2006        --   1.232 - 1.244       --        0.87          0.65 - 0.90           6.81 - 6.87
                               2005     3,037   1.153 - 1.164    3,515        2.66          0.65 - 0.90       (0.52) - (0.26)
                               2004     2,879   1.159 - 1.167    3,348        2.59          0.65 - 0.90           5.33 - 5.61
                               2003     1,740   1.099 - 1.107    1,919        3.79          0.65 - 0.90         25.08 - 25.43
                               2002     1,029   0.878 - 0.885      906        9.15          0.65 - 0.90        (7.81) - (7.56)
 Travelers Equity Income
   Investment Option           2006        --   1.239 - 1.266       --        1.39          0.65 - 0.90           5.36 - 5.41
                               2005     9,150   1.176 - 1.201   10,845          --          0.65 - 0.90           3.52 - 3.71
                               2004     9,771   1.136 - 1.158   11,170        1.32          0.65 - 0.90           8.91 - 9.25
                               2003     9,273   1.043 - 1.060    9,729        1.15          0.65 - 0.90         30.05 - 30.22
                               2002     5,156   0.802 - 0.814    4,166        1.45          0.65 - 0.90      (14.77) - (14.50)
 Travelers Large Cap
   Investment Option           2006        --   0.982 - 0.994       --        0.46          0.65 - 0.90           3.25 - 3.37
                               2005     2,353   0.950 - 0.962    2,245          --          0.65 - 0.90           7.71 - 7.97
                               2004     2,303   0.882 - 0.891    2,039        0.88          0.65 - 0.90           5.50 - 5.82
                               2003     1,985   0.836 - 0.842    1,663        0.49          0.65 - 0.90         23.49 - 23.82
                               2002     1,278   0.677 - 0.680      866        0.70          0.65 - 0.90      (23.50) - (23.25)
 Travelers Managed
   Allocation Series:
   Aggressive Investment
   Option                      2006        --   1.192 - 1.196       --        2.72          0.60 - 0.90           6.52 - 6.70
                               2005        50   1.119 - 1.121       56          --          0.60 - 0.90         11.90 - 12.10
 Travelers Managed
   Allocation Series:
   Conservative Investment
   Option                      2006        --   1.042 - 1.045       --        6.85          0.60 - 0.90           0.58 - 0.68
                               2005        12   1.036 - 1.038       12        0.74          0.60 - 0.90           3.60 - 3.80
 Travelers Managed
   Allocation Series:
   Moderate - Aggressive
   Investment Option           2006        --   1.141 - 1.144       --        2.50          0.60 - 0.90           4.49 - 4.67
                               2005     1,646   1.091 - 1.093    1,796        1.56          0.60 - 0.90           9.10 - 9.30
 Travelers Managed
   Allocation Series:
   Moderate - Conservative
   Investment Option           2006        --   1.080 - 1.083       --        5.28          0.60 - 0.90           2.18 - 2.27
                               2005        65   1.057 - 1.059       69        1.03          0.60 - 0.90           5.70 - 5.90
 Travelers MFS(R) Mid Cap
   Growth Investment
   Option                      2006        --   0.666 - 0.673       --          --          0.65 - 0.90           6.05 - 6.18
                               2005     3,676   0.628 - 0.634    2,318          --          0.65 - 0.90           2.10 - 2.42
                               2004     3,777   0.615 - 0.619    2,329          --          0.65 - 0.90         12.98 - 13.37
                               2003     3,868   0.543 - 0.547    2,106          --          0.65 - 0.90         35.75 - 36.16
                               2002     2,281   0.400 - 0.402      914          --          0.65 - 0.90      (49.37) - (49.18)

                               Year              Unit Value       Net     Investment(1)   Expense Ratio(2)   Total Return(3)
                              Ended    Units      Lowest to     Assets       Income          Lowest to          Lowest to
                              Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)       Highest (%)        Highest (%)
                              ------   ------    -----------    -------     ---------       -----------        -----------

The Travelers Series Trust
 --  (Continued)
 Travelers MFS(R) Total
   Return Investment
   Option                      2006        --   1.416 - 2.413       --         1.32         0.65 - 0.90           3.47 - 3.54
                               2005    15,762   1.368 - 2.332   26,395         2.33         0.65 - 0.90           2.01 - 2.29
                               2004    13,830   1.340 - 2.286   22,420         2.85         0.65 - 0.90         10.49 - 10.73
                               2003    12,551   1.212 - 2.069   18,724         2.52         0.65 - 0.90         15.46 - 15.73
                               2002    10,448   1.049 - 1.792   13,520         6.99         0.65 - 0.90        (6.13) - (5.80)
 Travelers MFS(R) Value
   Investment Option           2006        --   1.168 - 1.172       --           --         0.60 - 0.90           8.25 - 8.42
                               2005       237   1.079 - 1.081      256         2.30         0.60 - 0.90           7.90 - 8.10
 Travelers Pioneer Fund
   Investment Option           2006        --   1.475 - 1.918       --         1.03         0.65 - 0.90           6.38 - 6.42
                               2005       605   1.386 - 1.803    1,018           --         0.65 - 0.90           5.01 - 5.29
                               2004       578   1.319 - 1.717      934         0.94         0.65 - 0.90         10.13 - 10.43
                               2003       585   1.197 - 1.559      876         1.62         0.65 - 0.90          8.51 - 22.66
                               2002       475           1.271      604         7.98                0.90                (30.81)
 Travelers Pioneer
   Strategic Income
   Investment Option           2006        --   1.454 - 1.471       --           --         0.65 - 0.90           1.24 - 1.31
                               2005     5,112   1.436 - 1.452    7,388         4.43         0.65 - 0.90           2.70 - 2.98
                               2004     4,282   1.397 - 1.410    6,021         7.43         0.65 - 0.90          9.99 - 10.24
                               2003     3,872   1.270 - 1.281    4,952         9.41         0.65 - 0.90         18.39 - 18.76
                               2002     3,098   1.071 - 1.082    3,342        26.72         0.65 - 0.90           4.90 - 5.18
 Travelers Strategic
   Equity Investment
   Option                      2006        --   0.715 - 1.991       --         0.37         0.65 - 0.90           4.62 - 4.69
                               2005    11,368   0.683 - 1.903   14,405         0.62         0.65 - 0.90           1.12 - 1.47
                               2004    11,840   0.675 - 1.882   14,802         1.46         0.65 - 0.90           9.22 - 9.49
                               2003    11,659   0.618 - 1.723   13,560           --         0.65 - 0.90         31.33 - 31.50
                               2002    10,727   0.470 - 1.312    9,779         0.61         0.65 - 0.90      (34.17) - (33.94)
 Travelers Style Focus
   Series: Small Cap
   Growth Investment
   Option                      2006        --   1.324 - 1.327       --         0.02         0.60 - 0.90         15.43 - 15.49
                               2005        83   1.147 - 1.149       95           --         0.60 - 0.90         14.70 - 14.90
 Travelers U.S. Government
   Securities Investment
   Option                      2006        --   1.381 - 1.919       --         5.88         0.65 - 0.90        (3.37) - (3.32)
                               2005    10,488   1.429 - 1.986   18,478           --         0.65 - 0.90           3.38 - 3.66
                               2004    10,167   1.382 - 1.921   17,339         4.65         0.65 - 0.90           5.20 - 5.45
                               2003     9,249   1.313 - 1.826   15,087         5.41         0.65 - 0.90           1.78 - 2.08
                               2002     7,361   1.289 - 1.794   11,885         8.30         0.65 - 0.90         12.62 - 12.90
Van Kampen Life Investment
 Trust
 Van Kampen LIT Comstock
   Investment Option
   (Class II)                  2006     1,716   1.749 - 1.765    3,013         1.26         0.65 - 0.90         14.99 - 15.28
                               2005     1,476   1.521 - 1.531    2,253         0.71         0.65 - 0.90           3.19 - 3.45
                               2004       640   1.474 - 1.480      945         0.57         0.65 - 0.90         16.34 - 16.63
                               2003       243   1.267 - 1.269      308           --         0.65 - 0.90         11.83 - 14.22
 Van Kampen LIT Strategic
   Growth Investment
   Option (Class I)            2006     1,946   0.809 - 0.829    1,583           --         0.65 - 0.90           1.84 - 2.12
                               2005     1,919   0.793 - 0.814    1,529         0.25         0.65 - 0.90           6.96 - 7.23
                               2004     1,870   0.741 - 0.761    1,391           --         0.65 - 0.90           6.01 - 6.41
                               2003     1,722   0.699 - 0.717    1,206           --         0.65 - 0.90         26.23 - 26.49
                               2002     1,327   0.553 - 0.568      736         0.26         0.65 - 0.90      (33.05) - (29.44)
Vanguard(R) Variable
 Insurance Fund
 Vanguard VIF Mid - Cap
   Index Investment Option     2006     1,169   1.337 - 1.343    1,565         1.03         0.65 - 0.90         12.73 - 13.05
                               2005       906   1.186 - 1.188    1,075           --         0.65 - 0.90         18.60 - 18.90
 Vanguard VIF Total Stock
   Market Index Investment
   Option                      2006     2,024   1.276 - 1.282    2,585         0.45         0.65 - 0.90         14.44 - 14.86
                               2005       363   1.115 - 1.117      405           --                0.90         11.50 - 11.70

5. FINANCIAL HIGHLIGHTS  --  (Concluded)

                               Year              Unit Value       Net     Investment(1)   Expense Ratio(2)   Total Return(3)
                              Ended    Units      Lowest to     Assets       Income          Lowest to          Lowest to
                              Dec 31   (000s)    Highest ($)    ($000s)     Ratio (%)       Highest (%)        Highest (%)
                              ------   ------    -----------    -------     ---------       -----------        -----------

Variable Insurance
 Products Fund
 VIP Asset Manager SM
   Investment Option
   (Initial Class)             2006     1,159   1.109 - 1.996    2,009         2.66         0.65 - 0.90           6.34 - 6.64
                               2005     1,189   1.042 - 1.877    1,935         2.81         0.65 - 0.90           3.13 - 3.33
                               2004     1,307   1.010 - 1.820    2,082         2.80         0.65 - 0.90           4.54 - 4.83
                               2003     1,475   0.966 - 1.741    2,310         3.71         0.65 - 0.90         16.92 - 17.23
                               2002     1,496   0.826 - 1.489    2,015         3.81         0.65 - 0.90        (9.54) - (9.29)
 VIP Contrafund(R)
   Investment Option
   (Service Class)             2006    11,285   1.582 - 1.621   17,988         1.13         0.65 - 0.90         10.63 - 10.88
                               2005     9,371   1.430 - 1.462   13,509         0.19         0.65 - 0.90         15.79 - 16.12
                               2004     8,601   1.235 - 1.259   10,693         0.22         0.65 - 0.90         14.25 - 14.56
                               2003     5,661   1.081 - 1.099    6,151         0.16         0.65 - 0.90         27.18 - 27.49
                               2002     1,682   0.850 - 0.862    1,438         0.23         0.65 - 0.90       (10.15) - (9.93)
 VIP Equity - Income
   Investment Option
   (Initial Class)             2006     4,524   1.520 - 3.408   12,401         3.30         0.65 - 0.90         19.12 - 19.39
                               2005     4,813   1.275 - 2.861   11,049         1.61         0.65 - 0.90           4.91 - 5.14
                               2004     5,218   1.215 - 2.727   11,304         1.51         0.65 - 0.90         10.54 - 10.85
                               2003     5,141   1.098 - 2.467    9,968         1.75         0.65 - 0.90         29.16 - 29.51
                               2002     5,171   0.850 - 1.910    7,519         1.66         0.65 - 0.90      (17.67) - (17.49)
 VIP Growth Investment
   Option
   (Initial Class)             2006     7,175   0.724 - 2.568   12,907         0.39         0.65 - 0.90           5.85 - 6.22
                               2005     7,469   0.684 - 2.425   12,936         0.49         0.65 - 0.90           4.89 - 5.02
                               2004     7,613   0.652 - 2.312   12,487         0.26         0.65 - 0.90           2.44 - 2.81
                               2003     7,262   0.636 - 2.257   11,595         0.27         0.65 - 0.90         31.68 - 31.96
                               2002     7,634   0.483 - 1.714    8,932         0.24         0.65 - 0.90      (30.75) - (30.60)
 VIP High Income
   Investment Option
   (Initial Class)             2006     1,387   1.119 - 1.619    1,979         7.35         0.65 - 0.90         10.21 - 10.53
                               2005     1,522   1.015 - 1.469    1,989        15.05         0.65 - 0.90           1.80 - 1.99
                               2004     1,742   0.997 - 1.443    2,259         8.32         0.65 - 0.90           8.58 - 8.87
                               2003     1,804   0.917 - 1.329    2,170         6.66         0.65 - 0.90         26.13 - 26.58
                               2002     1,603   0.727 - 1.053    1,482        10.07         0.65 - 0.90           2.43 - 2.67
 VIP Mid Cap Investment
   Option (Service Class
   2)                          2006     3,428   2.281 - 2.302    7,845         0.16         0.65 - 0.90         11.38 - 11.64
                               2005     2,849   2.048 - 2.062    5,848           --         0.65 - 0.90         16.96 - 17.29
                               2004     1,469   1.751 - 1.758    2,575           --         0.65 - 0.90         23.55 - 23.80
                               2003       563   1.417 - 1.420      798           --         0.65 - 0.90         23.91 - 26.63

-------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Option invests.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.

(3) The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(4) These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. Schedules of Units
  for the years ended December 31, 2006 and 2005

                                                                                   AllianceBernstein
                                Dreyfus Stock Index                                 Large-Cap Growth
                                 Investment Option        The Merger Fund VL       Investment Option
                                 (Initial Shares)         Investment Option            (Class B)
                              -----------------------   ----------------------   ----------------------
                                 2006         2005         2006        2005         2006        2005
                                 ----         ----         ----        ----         ----        ----

Units beginning of year ...   10,063,681    9,918,439    4,820,771   1,185,760    1,830,651   1,759,724
Units purchased and
 transferred from other
 funding options ..........      900,361    1,770,038    1,120,371   3,789,036      216,441     356,789
Units redeemed and
 transferred to other
 funding options ..........   (2,407,789)  (1,624,796)  (3,337,043)   (154,025)  (2,047,092)   (285,862)
                              ----------   ----------   ----------   ---------   ----------   ---------
Units end of year .........    8,556,253   10,063,681    2,604,099   4,820,771           --   1,830,651
                              ==========   ==========   ==========   =========   ==========   =========

                               American Funds Global                                  American Funds
                                 Growth Investment       American Funds Growth         Growth-Income
                                      Option               Investment Option         Investment Option
                                     (Class 2)                 (Class 2)                 (Class 2)
                              -----------------------   -----------------------   -----------------------
                                 2006         2005         2006         2005         2006         2005
                                 ----         ----         ----         ----         ----         ----

Units beginning of year ...    7,260,624    6,202,278   32,448,755   29,699,378   17,046,473   15,252,474
Units purchased and
 transferred from other
 funding options ..........    3,090,778    2,156,081    8,631,486    7,065,872    3,404,379    4,563,028
Units redeemed and
 transferred to other
 funding options ..........   (1,566,339)  (1,097,735)  (3,525,449)  (4,316,495)  (2,300,510)  (2,769,029)
                              ----------   ----------   ----------   ----------   ----------   ----------
Units end of year .........    8,785,063    7,260,624   37,554,792   32,448,755   18,150,342   17,046,473
                              ==========   ==========   ==========   ==========   ==========   ==========

                                                          Credit Suisse Trust      Delaware VIP REIT
                                Capital Appreciation       Emerging Markets        Investment Option
                                 Investment Option         Investment Option        (Standard Class)
                              ------------------------   ---------------------   ----------------------
                                 2006          2005        2006        2005         2006        2005
                                 ----          ----        ----        ----         ----        ----

Units beginning of year ...    13,169,410   12,912,512   1,188,811   1,180,317    1,325,420     800,914
Units purchased and
 transferred from other
 funding options ..........       931,414    3,035,013     116,253     293,035      240,898   1,022,118
Units redeemed and
 transferred to other
 funding options ..........   (14,100,824)  (2,778,115)   (331,606)   (284,541)  (1,566,318)   (497,612)
                              -----------   ----------   ---------   ---------   ----------   ---------
Units end of year .........            --   13,169,410     973,458   1,188,811           --   1,325,420
                              ===========   ==========   =========   =========   ==========   =========

                                 Dreyfus VIF
                                Appreciation            Dreyfus VIF                 DWS VIT
                                 Investment         Developing Leaders          Small Cap Index
                                   Option            Investment Option         Investment Option
                              (Initial Shares)       (Initial Shares)              (Class A)
                              -----------------   -----------------------   -----------------------
                               2006      2005        2006         2005         2006         2005
                               ----      ----        ----         ----         ----         ----

Units beginning of year ...   357,546   301,395    9,317,707    9,804,331    9,134,774    9,595,175
Units purchased and
 transferred from other
 funding options ..........   198,727    95,869    1,267,600    1,102,631    1,958,497    1,833,774
Units redeemed and
 transferred to other
 funding options ..........   (61,827)  (39,718)  (1,686,624)  (1,589,255)  (1,573,283)  (2,294,175)
                              -------   -------   ----------   ----------   ----------   ----------
Units end of year .........   494,446   357,546    8,898,683    9,317,707    9,519,988    9,134,774
                              =======   =======   ==========   ==========   ==========   ==========

6. Schedules of Units
  for the years ended December 31, 2006 and 2005  --  (Continued)

                                 FTVIPT Franklin              FTVIPT             FTVIPT Templeton
                              Small-Mid Cap Growth        Mutual Shares         Developing Markets
                                   Securities               Securities              Securities
                                Investment Option       Investment Option        Investment Option
                                    (Class 2)               (Class 2)                (Class 2)
                              ---------------------   ----------------------   ---------------------
                                2006        2005         2006        2005        2006        2005
                                ----        ----         ----        ----        ----        ----

Units beginning of year ...   4,910,001   4,674,944    1,609,702   1,228,969   1,641,140      84,666
Units purchased and
 transferred from other
 funding options ..........     636,741     923,282      232,051     662,230   1,582,104   1,703,356
Units redeemed and
 transferred to other
 funding options ..........    (691,293)   (688,225)  (1,841,753)   (281,497)   (874,689)   (146,882)
                              ---------   ---------   ----------   ---------   ---------   ---------
Units end of year .........   4,855,449   4,910,001           --   1,609,702   2,348,555   1,641,140
                              =========   =========   ==========   =========   =========   =========

                                                      FTVIPT Templeton
                                                        Global Asset       FTVIPT Templeton
                                FTVIPT Templeton         Allocation         Global Income
                               Foreign Securities        Investment           Securities
                                Investment Option          Option         Investment Option
                                    (Class 2)             (Class 1)           (Class 1)
                              ---------------------   -----------------   ------------------
                                2006        2005       2006      2005       2006      2005
                                ----        ----       ----      ----       ----      ----

Units beginning of year ...   7,085,399   4,364,482   619,572   596,635    409,829   361,273
Units purchased and
 transferred from other
 funding options ..........   2,920,373   3,057,935   163,387   120,331     65,039   112,305
Units redeemed and
 transferred to other
 funding options ..........    (852,721)   (337,018)  (77,157)  (97,394)  (110,076)  (63,749)
                              ---------   ---------   -------   -------   --------   -------
Units end of year .........   9,153,051   7,085,399   705,802   619,572    364,792   409,829
                              =========   =========   =======   =======   ========   =======

                                 FTVIPT Templeton                                   Janus Aspen
                                Growth Securities          Goldman Sachs         Global Technology
                               Investment Option -        Capital Growth         Investment Option
                                  Class 1 Shares         Investment Option        (Service Shares)
                              ----------------------   ---------------------   ----------------------
                                 2006        2005        2006        2005        2006         2005
                                 ----        ----        ----        ----        ----         ----

Units beginning of year ...    4,328,918   4,016,332   2,923,303   2,878,818   4,346,182    4,597,392
Units purchased and
 transferred from other
 funding options ..........      710,176   1,062,847     119,022     135,258     722,713      952,375
Units redeemed and
 transferred to other
 funding options ..........   (5,039,094)   (750,261)   (714,013)    (90,773)   (974,252)  (1,203,585)
                              ----------   ---------   ---------   ---------   ---------   ----------
Units end of year .........           --   4,328,918   2,328,312   2,923,303   4,094,643    4,346,182
                              ==========   =========   =========   =========   =========   ==========

                                    Janus Aspen               Janus Aspen
                                  Mid Cap Growth           Worldwide Growth         Lazard Retirement
                                 Investment Option         Investment Option            Small Cap
                                 (Service Shares)          (Service Shares)         Investment Option
                              -----------------------   -----------------------   ----------------------
                                 2006         2005         2006         2005         2006        2005
                                 ----         ----         ----         ----         ----        ----

Units beginning of year ...   14,422,518   14,662,637    9,951,765    9,897,156    1,361,879   1,519,373
Units purchased and
 transferred from other
 funding options ..........    2,484,302    3,042,738    1,116,797    1,913,821      453,983     485,307
Units redeemed and
 transferred to other
 funding options ..........   (5,015,258)  (3,282,857)  (2,450,225)  (1,859,212)  (1,815,862)   (642,801)
                              ----------   ----------   ----------   ----------   ----------   ---------
Units end of year .........   11,891,562   14,422,518    8,618,337    9,951,765           --   1,361,879
                              ==========   ==========   ==========   ==========   ==========   =========

6. Schedules of Units
  for the years ended December 31, 2006 and 2005  --  (Continued)

                                      LMPVPII
                                   Equity Index                 LMPVPII                  LMPVPIII
                                 Investment Option         Fundamental Value         Aggressive Growth
                                     (Class I)             Investment Option         Investment Option
                              -----------------------   -----------------------   -----------------------
                                 2006         2005         2006         2005         2006         2005
                                 ----         ----         ----         ----         ----         ----

Units beginning of year ...   33,896,767   33,690,056   15,552,993   16,372,459   12,226,534   12,224,416
Units purchased and
 transferred from other
 funding options ..........    3,769,926    5,501,364    1,980,397    2,342,067    1,495,566    1,819,512
Units redeemed and
 transferred to other
 funding options ..........   (4,583,492)  (5,294,653)  (2,462,367)  (3,161,533)  (1,720,085)  (1,817,394)
                              ----------   ----------   ----------   ----------   ----------   ----------
Units end of year .........   33,083,201   33,896,767   15,071,023   15,552,993   12,002,015   12,226,534
                              ==========   ==========   ==========   ==========   ==========   ==========

                                                             LMPVPIII
                                     LMPVPIII             International             LMPVPIII
                                    High Income           All Cap Growth        Large Cap Growth
                                 Investment Option      Investment Option       Investment Option
                              -----------------------   ------------------   -----------------------
                                 2006         2005        2006      2005        2006         2005
                                 ----         ----        ----      ----        ----         ----

Units beginning of year ...    7,776,924    7,904,457    619,854   610,972   15,367,203   17,668,635
Units purchased and
 transferred from other
 funding options ..........    4,296,485    4,913,631     41,821   107,192    2,001,806    2,474,369
Units redeemed and
 transferred to other
 funding options ..........   (4,361,920)  (5,041,164)  (101,627)  (98,310)  (4,850,974)  (4,775,801)
                              ----------   ----------   --------   -------   ----------   ----------
Units end of year .........    7,711,489    7,776,924    560,048   619,854   12,518,035   15,367,203
                              ==========   ==========   ========   =======   ==========   ==========

                                                                             LMPVPIV Multiple
                                                         LMPVPIV Multiple       Discipline
                                                            Discipline          Investment
                                     LMPVPIII               Investment        Option-Balanced
                                  Large Cap Value         Option-All Cap      All Cap Growth
                                 Investment Option       Growth and Value        and Value
                              -----------------------   ------------------   -----------------
                                 2006         2005        2006      2005      2006      2005
                                 ----         ----        ----      ----      ----      ----

Units beginning of year ...    9,388,515    9,764,931    683,749   256,100   408,674   125,369
Units purchased and
 transferred from other
 funding options ..........      916,887    1,531,865    275,631   526,349   217,257   333,673
Units redeemed and
 transferred to other
 funding options ..........   (2,717,714)  (1,908,281)  (124,310)  (98,700)  (62,884)  (50,368)
                              ----------   ----------   --------   -------   -------   -------
Units end of year .........    7,587,688    9,388,515    835,070   683,749   563,047   408,674
                              ==========   ==========   ========   =======   =======   =======

                                                          MIST Janus          MIST Legg
                                                            Capital         Mason Partners
                                                         Appreciation       Managed Assets
                                                          Investment          Investment
                                  Managed Assets            Option              Option
                                Investment Option          (Class A)          (Class A)
                              ----------------------   -----------------   ----------------
                                 2006        2005         2006      2005     2006      2005
                                 ----        ----         ----      ----     ----      ----

Units beginning of year ...    3,223,765   3,156,393           --    --           --    --
Units purchased and
 transferred from other
 funding options ..........      291,149     786,912   14,569,327    --    3,739,245    --
Units redeemed and
 transferred to other
 funding options ..........   (3,514,914)   (719,540)  (2,044,901)   --     (402,824)   --
                              ----------   ---------   ----------   ---    ---------   ---
Units end of year .........           --   3,223,765   12,524,426    --    3,336,421    --
                              ==========   =========   ==========   ===    =========   ===

6. Schedules of Units
  for the years ended December 31, 2006 and 2005  --  (Continued)

                                                    MIST Lord
                                 MIST Lord            Abbett          MIST Met/AIM
                                   Abbett           Growth and           Capital
                               Bond Debenture         Income          Appreciation
                                 Investment         Investment         Investment
                                   Option             Option             Option
                                 (Class A)          (Class B)           (Class A)
                              ----------------   ----------------   -----------------
                                2006      2005     2006      2005      2006      2005
                                ----      ----     ----      ----      ----      ----

Units beginning of year ...          --    --           --    --            --    --
Units purchased and
 transferred from other
 funding options ..........   3,401,748    --    1,923,928    --    11,037,669    --
Units redeemed and
 transferred to other
 funding options ..........    (206,580)   --     (212,479)   --    (1,183,430)   --
                              ---------   ---    ---------   ---    ----------   ---
Units end of year .........   3,195,168    --    1,711,449    --     9,854,239    --
                              =========   ===    =========   ===    ==========   ===

                                                                         MIST
                               MIST Met/AIM                           Neuberger
                                 Small Cap                              Berman
                                  Growth         MIST MFS Value      Real Estate
                                Investment         Investment         Investment
                                  Option             Option             Option
                                 (Class A)         (Class A)          (Class A)
                              ---------------   ----------------   ----------------
                                2006     2005     2006      2005     2006      2005
                                ----     ----     ----      ----     ----      ----

Units beginning of year ...         --    --           --    --           --    --
Units purchased and
 transferred from other
 funding options ..........    524,065    --    3,385,835    --    2,432,662    --
Units redeemed and
 transferred to other
 funding options ..........   (199,827)   --      (84,863)   --     (270,108)   --
                              --------   ---    ---------   ---    ---------   ---
Units end of year .........    324,238    --    3,300,972    --    2,162,554    --
                              ========   ===    =========   ===    =========   ===

                                                 MIST Pioneer        MIST Third
                                   MIST           Strategic            Avenue
                               Pioneer Fund         Income        Small Cap Value
                                Investment        Investment         Investment
                                  Option            Option             Option
                                (Class A)         (Class A)          (Class B)
                              --------------   ----------------   ----------------
                               2006     2005     2006      2005     2006      2005
                               ----     ----     ----      ----     ----      ----

Units beginning of year ...        --    --           --    --           --    --
Units purchased and
 transferred from other
 funding options ..........   774,066    --    6,185,788    --    1,671,565    --
Units redeemed and
 transferred to other
 funding options ..........   (59,219)   --     (366,595)   --      (72,132)   --
                              -------   ---    ---------   ---    ---------   ---
Units end of year .........   714,847    --    5,819,193    --    1,599,433    --
                              =======   ===    =========   ===    =========   ===

                               MSF BlackRock
                                 Aggressive        MSF BlackRock
                                   Growth          Money Market      MSF FI Large Cap
                                 Investment         Investment          Investment
                                   Option             Option              Option
                                 (Class D)           (Class A)           (Class A)
                              ----------------   -----------------   -----------------
                                2006      2005      2006      2005      2006      2005
                                ----      ----      ----      ----      ----      ----

Units beginning of year ...          --    --            --    --            --    --
Units purchased and
 transferred from other
 funding options ..........   4,087,904    --    36,781,588    --    14,920,011    --
Units redeemed and
 transferred to other
 funding options ..........    (327,127)   --    (8,957,768)   --    (2,103,865)   --
                              ---------   ---    ----------   ---    ----------   ---
Units end of year .........   3,760,777    --    27,823,820    --    12,816,146    --
                              =========   ===    ==========   ===    ==========   ===

6. Schedules of Units
  for the years ended December 31, 2006 and 2005  --  (Continued)

                                                    MSF MetLife       MSF MetLife
                                   MSF FI           Aggressive       Conservative
                                Value Leaders       Allocation        Allocation
                                 Investment         Investment        Investment
                                   Option             Option            Option
                                  (Class D)          (Class B)         (Class B)
                              -----------------   ---------------   ---------------
                                 2006      2005     2006     2005     2006     2005
                                 ----      ----     ----     ----     ----     ----

Units beginning of year ...           --    --          --    --          --    --
Units purchased and
 transferred from other
 funding options ..........    9,636,907    --     760,046    --     283,721    --
Units redeemed and
 transferred to other
 funding options ..........   (1,340,626)   --    (156,869)   --    (206,503)   --
                              ----------   ---    --------   ---    --------   ---
Units end of year .........    8,296,281    --     603,177    --      77,218    --
                              ==========   ===    ========   ===    ========   ===

                               MSF MetLife
                               Conservative                       MSF MetLife
                                    to          MSF MetLife       Moderate to
                                 Moderate         Moderate         Aggressive
                                Allocation       Allocation        Allocation
                                Investment       Investment        Investment
                                  Option           Option            Option
                                (Class B)        (Class B)         (Class B)
                              --------------   --------------   ----------------
                               2006     2005    2006     2005     2006      2005
                               ----     ----    ----     ----     ----      ----

Units beginning of year ...        --    --         --    --           --    --
Units purchased and
 transferred from other
 funding options ..........   686,607    --    563,770    --    3,435,472    --
Units redeemed and
 transferred to other
 funding options ..........   (91,812)   --     (5,910)   --     (319,286)   --
                              -------   ---    -------   ---    ---------   ---
Units end of year .........   594,795    --    557,860    --    3,116,186    --
                              =======   ===    =======   ===    =========   ===

                                                                       MSF T. Rowe
                                                                          Price
                                 MSF MFS(R)       MSF Oppenheimer       Large Cap
                                Total Return       Global Equity          Growth
                                 Investment          Investment         Investment
                                   Option              Option             Option
                                  (Class F)          (Class A)          (Class B)
                              -----------------   ----------------   ----------------
                                 2006      2005     2006      2005     2006      2005
                                 ----      ----     ----      ----     ----      ----

Units beginning of year ...           --    --           --    --           --    --
Units purchased and
 transferred from other
 funding options ..........   16,307,003    --    3,966,112    --    2,619,465    --
Units redeemed and
 transferred to other
 funding options ..........   (1,881,908)   --      (48,343)   --     (267,988)   --
                              ----------   ---    ---------   ---    ---------   ---
Units end of year .........   14,425,095    --    3,917,769    --    2,351,477    --
                              ==========   ===    =========   ===    =========   ===

                                 MSF Western
                              Asset Management                                     PIMCO VIT
                               U.S. Government                                    Real Return
                                 Investment                                    Investment Option
                                   Option               Money Market            (Administrative
                                  (Class A)           Investment Option             Class)
                              -----------------   -------------------------   -------------------
                                 2006      2005      2006          2005         2006       2005
                                 ----      ----      ----          ----         ----       ----

Units beginning of year ...           --    --     30,972,807    28,562,504     478,510        --
Units purchased and
 transferred from other
 funding options ..........   10,944,794    --      5,845,401    21,351,536     875,322   537,815
Units redeemed and
 transferred to other
 funding options ..........     (938,446)   --    (36,818,208)  (18,941,233)   (209,665)  (59,305)
                              ----------   ---    -----------   -----------   ---------   -------
Units end of year .........   10,006,348    --             --    30,972,807   1,144,167   478,510
                              ==========   ===    ===========   ===========   =========   =======

6. Schedules of Units
  for the years ended December 31, 2006 and 2005  --  (Continued)

                                                                                    Putnam VT
                                     PIMCO VIT             Pioneer Mid Cap      Discovery Growth
                                   Total Return               Value VCT            Investment
                                 Investment Option        Investment Option          Option
                              (Administrative Class)         (Class II)            (Class IB)
                              -----------------------   ---------------------   -----------------
                                 2006         2005        2006        2005       2006      2005
                                 ----         ----        ----        ----       ----      ----

Units beginning of year ...   21,696,845   21,115,337   3,648,461   2,600,876   184,494   191,904
Units purchased and
 transferred from other
 funding options ..........    2,909,714    4,054,250     807,596   1,580,280    22,145    36,424
Units redeemed and
 transferred to other
 funding options ..........   (4,700,365)  (3,472,742)   (492,571)   (532,695)  (32,487)  (43,834)
                              ----------   ----------   ---------   ---------   -------   -------
Units end of year .........   19,906,194   21,696,845   3,963,486   3,648,461   174,152   184,494
                              ==========   ==========   =========   =========   =======   =======

                                    Putnam VT                Putnam VT
                               International Equity       Small Cap Value           Travelers AIM
                                Investment Option        Investment Option       Capital Appreciation
                                    (Class IB)              (Class IB)            Investment Option
                              ----------------------   ---------------------   ------------------------
                                 2006        2005        2006        2005         2006          2005
                                 ----        ----        ----        ----         ----          ----

Units beginning of year ...    4,765,405   4,915,215   2,576,973   2,262,268    10,108,041   10,452,034
Units purchased and
 transferred from other
 funding options ..........      554,530     531,507   1,206,551   1,116,044       548,840    1,848,008
Units redeemed and
 transferred to other
 funding options ..........   (1,054,512)   (681,317)   (650,023)   (801,339)  (10,656,881)  (2,192,001)
                              ----------   ---------   ---------   ---------   -----------   ----------
Units end of year .........    4,265,423   4,765,405   3,133,501   2,576,973            --   10,108,041
                              ==========   =========   =========   =========   ===========   ==========

                                    Travelers
                                   Convertible                Travelers                Travelers
                                    Securities              Equity Income              Large Cap
                                Investment Option         Investment Option        Investment Option
                              ----------------------   -----------------------   ----------------------
                                 2006        2005         2006         2005         2006        2005
                                 ----        ----         ----         ----         ----        ----

Units beginning of year ...    3,036,900   2,878,584    9,150,439    9,771,086    2,353,125   2,303,348
Units purchased and
 transferred from other
 funding options ..........      250,009     847,160      785,706    1,409,050      155,387     427,861
Units redeemed and
 transferred to other
 funding options ..........   (3,286,909)   (688,844)  (9,936,145)  (2,029,697)  (2,508,512)   (378,084)
                              ----------   ---------   ----------   ----------   ----------   ---------
Units end of year .........           --   3,036,900           --    9,150,439           --   2,353,125
                              ==========   =========   ==========   ==========   ==========   =========

                                  Travelers           Travelers
                                   Managed             Managed
                                 Allocation          Allocation
                                   Series:             Series:          Travelers Managed
                                 Aggressive         Conservative        Allocation Series:
                                 Investment          Investment        Moderate-Aggressive
                                   Option              Option           Investment Option
                              -----------------   -----------------   ----------------------
                                2006      2005      2006      2005       2006        2005
                                ----      ----      ----      ----       ----        ----

Units beginning of year ...     49,762       --     11,798       --    1,645,674          --
Units purchased and
 transferred from other
 funding options ..........    193,805   53,563    324,048   11,935      856,468   1,680,845
Units redeemed and
 transferred to other
 funding options ..........   (243,567)  (3,801)  (335,846)    (137)  (2,502,142)    (35,171)
                              --------   ------   --------   ------   ----------   ---------
Units end of year .........         --   49,762         --   11,798           --   1,645,674
                              ========   ======   ========   ======   ==========   =========

6. Schedules of Units
  for the years ended December 31, 2006 and 2005  --  (Continued)

                                  Travelers
                                   Managed
                                 Allocation
                                   Series:
                                  Moderate-
                                Conservative         Travelers MFS(R)          Travelers MFS(R)
                                 Investment           Mid Cap Growth             Total Return
                                   Option           Investment Option         Investment Option
                              -----------------   ----------------------   ------------------------
                                2006      2005       2006        2005         2006          2005
                                ----      ----       ----        ----         ----          ----

Units beginning of year ...     65,133       --    3,676,077   3,776,624    15,761,944   13,829,659
Units purchased and
 transferred from other
 funding options ..........    136,420   66,790      278,346     779,760       995,213    4,108,216
Units redeemed and
 transferred to other
 funding options ..........   (201,553)  (1,657)  (3,954,423)   (880,307)  (16,757,157)  (2,175,931)
                              --------   ------   ----------   ---------   -----------   ----------
Units end of year .........         --   65,133           --   3,676,077            --   15,761,944
                              ========   ======   ==========   =========   ===========   ==========

                               Travelers MFS(R)        Travelers          Travelers Pioneer
                                    Value             Pioneer Fund         Strategic Income
                              Investment Option    Investment Option      Investment Option
                              ------------------   ------------------   ----------------------
                                2006      2005       2006      2005        2006        2005
                                ----      ----       ----      ----        ----        ----

Units beginning of year ...    237,159        --    605,012   578,119    5,111,572   4,282,300
Units purchased and
 transferred from other
 funding options ..........    227,821   245,180     20,861   114,475      258,440   1,363,135
Units redeemed and
 transferred to other
 funding options ..........   (464,980)   (8,021)  (625,873)  (87,582)  (5,370,012)   (533,863)
                              --------   -------   --------   -------   ----------   ---------
Units end of year .........         --   237,159         --   605,012           --   5,111,572
                              ========   =======   ========   =======   ==========   =========

                                                             Travelers
                                                            Style Focus              Travelers
                                     Travelers                Series:             U.S. Government
                                  Strategic Equity        Small Cap Growth           Securities
                                 Investment Option       Investment Option       Investment Option
                              ------------------------   ------------------   ------------------------
                                 2006          2005        2006      2005        2006          2005
                                 ----          ----        ----      ----        ----          ----

Units beginning of year ...    11,368,132   11,840,025     82,848        --    10,487,944   10,166,948
Units purchased and
 transferred from other
 funding options ..........       624,996    2,161,389    187,421   114,293       429,732    2,143,875
Units redeemed and
 transferred to other
 funding options ..........   (11,993,128)  (2,633,282)  (270,269)  (31,445)  (10,917,676)  (1,822,879)
                              -----------   ----------   --------   -------   -----------   ----------
Units end of year .........            --   11,368,132         --    82,848            --   10,487,944
                              ===========   ==========   ========   =======   ===========   ==========

                                   Van Kampen              Van Kampen
                                  LIT Comstock        LIT Strategic Growth       Vanguard VIF
                                Investment Option       Investment Option        Mid-Cap Index
                                   (Class II)               (Class I)          Investment Option
                              ---------------------   ---------------------   -------------------
                                2006        2005        2006        2005        2006       2005
                                ----        ----        ----        ----        ----       ----

Units beginning of year ...   1,476,045     639,875   1,918,706   1,869,620     905,787        --
Units purchased and
 transferred from other
 funding options ..........     610,124   1,221,232     293,378     383,383   1,020,246   919,429
Units redeemed and
 transferred to other
 funding options ..........    (370,531)   (385,062)   (265,768)   (334,297)   (757,247)  (13,642)
                              ---------   ---------   ---------   ---------   ---------   -------
Units end of year .........   1,715,638   1,476,045   1,946,316   1,918,706   1,168,786   905,787
                              =========   =========   =========   =========   =========   =======

                NOTES TO FINANCIAL STATEMENTS  --  (Concluded)

6. Schedules of Units
  for the years ended December 31, 2006 and 2005  --  (Concluded)

                                   Vanguard
                                   VIF Total         VIP Asset Managers        VIP Contrafund(R)
                              Stock Market Index    SM Investment Option       Investment Option
                               Investment Option       (Initial Class)          (Service Class)
                              -------------------   ---------------------   -----------------------
                                2006       2005       2006        2005         2006         2005
                                ----       ----       ----        ----         ----         ----

Units beginning of year ...     363,239        --   1,188,845   1,307,375    9,371,273    8,601,369
Units purchased and
 transferred from other
 funding options ..........   1,731,755   390,218     103,242     119,677    3,608,300    2,073,255
Units redeemed and
 transferred to other
 funding options ..........     (70,700)  (26,979)   (133,086)   (238,207)  (1,694,410)  (1,303,351)
                              ---------   -------   ---------   ---------   ----------   ----------
Units end of year .........   2,024,294   363,239   1,159,001   1,188,845   11,285,163    9,371,273
                              =========   =======   =========   =========   ==========   ==========

                               VIP Equity - Income           VIP Growth             VIP High Income
                                Investment Option         Investment Option        Investment Option
                                 (Initial Class)           (Initial Class)          (Initial Class)
                              ----------------------   -----------------------   ---------------------
                                2006         2005         2006         2005        2006        2005
                                ----         ----         ----         ----        ----        ----

Units beginning of year ...   4,813,473    5,217,940    7,468,988    7,612,876   1,522,477   1,741,736
Units purchased and
 transferred from other
 funding options ..........     471,888      612,655    1,166,428    1,429,606     133,483     140,418
Units redeemed and
 transferred to other
 funding options ..........    (761,860)  (1,017,122)  (1,460,912)  (1,573,494)   (268,886)   (359,677)
                              ---------   ----------   ----------   ----------   ---------   ---------
Units end of year .........   4,523,501    4,813,473    7,174,504    7,468,988   1,387,074   1,522,477
                              =========   ==========   ==========   ==========   =========   =========

                                   VIP Mid Cap
                                Investment Option
                                (Service Class 2)
                              ---------------------
                                2006        2005
                                ----        ----

Units beginning of year ...   2,849,430   1,468,786
Units purchased and
 transferred from other
 funding options ..........   1,181,119   1,724,839
Units redeemed and
 transferred to other
 funding options ..........    (602,752)   (344,195)
                              ---------   ---------
Units end of year .........   3,427,797   2,849,430
                              =========   =========

                                   MARKETLIFE
                              METLIFE VARIABLE LIFE
                        METLIFE VARIABLE LIFE ACCUMULATOR
                       METLIFE VARIABLE SURVIVORSHIP LIFE
                      METLIFE VARIABLE SURVIVORSHIP LIFE II
                  METLIFE VARIABLE LIFE ACCUMULATOR - SERIES 2
                  METLIFE VARIABLE LIFE ACCUMULATOR - SERIES 3

                   PART B: STATEMENT OF ADDITIONAL INFORMATION
                                      (SAI)

                                      DATED

                                 APRIL 30, 2007

                                       FOR

              METLIFE OF CT FUND UL II FOR VARIABLE LIFE INSURANCE
                                  (REGISTRANT)

                                    ISSUED BY

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                                   (DEPOSITOR)

This Statement of Additional Information ("SAI") is not a prospectus. This SAI contains additional information about the Policies and MetLife Life and Annuity Company of Connecticut. You should read this SAI in conjunction with the prospectuses for the Flexible Premium Variable Life Insurance Contract dated April 30, 2007 for MetLife Variable Life, MetLife Variable Life Accumulator -- Series 3 and MetLife Variable Survivorship Life II ("the Policies") and in conjunction with the prospectuses dated May 2, 2005, as supplemented, on April 30, 2007 for MarketLife, MetLife Variable Life Accumulator, MetLife Variable Life Accumulator -- Series 2 and MetLife Variable Survivorship Life. The defined terms used in this SAI are as defined in the prospectuses.

Copies of the prospectuses may be obtained by writing to MetLife Life and Annuity Company of Connecticut, One Cityplace, Hartford, Connecticut 06103-3415, or by calling 1-800-334-4298 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

                                TABLE OF CONTENTS




GENERAL INFORMATION AND HISTORY................................................       3
  The Depositor................................................................       3
  State Regulation.............................................................       3
  The Registrant...............................................................       3
  Registration Statement.......................................................       3
  The Custodian................................................................       3
UNDERWRITING AND DISTRIBUTION AGREEMENTS.......................................       3
  Distribution and Principal Underwriting Agreement............................       3
  Compensation.................................................................       4
VALUATION OF ASSETS............................................................       5
  Investment Options...........................................................       5
  Cash Value...................................................................       5
  Accumulation Unit Value......................................................       5
CALCULATION OF MONEY MARKET YIELD..............................................       6
ADDITIONAL INFORMATION ABOUT CONTRACT CHARGES..................................       6
  Special Purchase Plans.......................................................       6
  Underwriting Procedures......................................................       6
  Increases and Decreases in Stated Amount.....................................       6
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................       7
FINANCIAL STATEMENTS...........................................................       7

                         GENERAL INFORMATION AND HISTORY

THE DEPOSITOR. MetLife Life and Annuity Company of Connecticut (the "Company") is a stock insurance company chartered in 1973 in Connecticut and continuously engaged in the insurance business since that time. The Company is licensed to conduct a life insurance business in all states, (except New York) and the District of Columbia and Puerto Rico. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06183-3415 and its telephone number is
(860) 308-1000.

The Company is an indirect wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers. The Company's Home Office is located at One Cityplace, Hartford, Connecticut 06103 3415.

STATE REGULATION. The Company is subject to the laws of the state of Connecticut governing insurance companies and to regulation by the Insurance Commissioner of the state of Connecticut (the "Commissioner"). An annual statement covering the operations of the Company for the preceding year, as well as its financial conditions as of December 31 of such year, must be filed with the Commissioner in a prescribed format on or before March 1 of each year. The Company's books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted at least once every four years.

The Company is also subject to the insurance laws and regulations of all other states in which it is licensed to operate. However, the insurance departments of each of these states generally apply the laws of the home state (jurisdiction of domicile) in determining the field of permissible investments.

THE REGISTRANT. MetLife Life and Annuity Company of Connecticut sponsors a separate account: MetLife of CT Fund UL II for Variable Life Insurance ("Fund UL II"). Fund UL II was established under the laws of Connecticut on October 17, 1995. Fund UL II is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940 and qualifies as a "separate account." Separate Accounts are primarily designed to keep policy assets separate from other company assets.

REGISTRATION STATEMENT. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statements, its amendments and exhibits, contain information beyond that found in the prospectuses and the SAI.

THE CUSTODIAN. The Company holds title to the assets in the Separate Account.

                    UNDERWRITING AND DISTRIBUTION AGREEMENTS

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. Information about the distribution of the Policies is contained in the prospectus (see "Distribution & Compensation"). Additional information is provided below.

MetLife Investors Distribution Company ("MLIDC") serves as the principal underwriter and distributor of the securities offered through this prospectus pursuant to the terms of the Distribution and Principal Underwriting Agreement. Prior to October 20, 2006, the principal underwriter and distributor was MLI Distribution LLC, which merged with and into MLIDC on that date. MLIDC, which is an affiliate of the Company, also acts as the principal underwriter and distributor of other variable life insurance policies and variable annuity contracts issued by the Company and its affiliated companies.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, California 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The following table shows the amount of commissions paid to and the amount of commissions retained by MLIDC or its predecessors over the past three years.

                         MLIDC UNDERWRITING COMMISSIONS


                         UNDERWRITING COMMISSIONS PAID TO        AMOUNT OF UNDERWRITING
                                       MLIDC                          COMMISSIONS
        YEAR                      BY THE COMPANY                   RETAINED BY MLIDC
-------------------     ----------------------------------     -------------------------


  2006.............                 $4,190,000                             $0
  2005.............                 $6,004,000                             $0
  2004.............                 $2,096,000                             $0


The Policies are offered on a continuous basis. MLIDC enters into selling agreements with broker-dealers who are registered with the SEC and are members of the NASD, and with entities that may offer the Policies but are exempt from registration. Applications for the Policies are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of the Company under applicable state insurance law and must be licensed to sell variable life insurance products. We intend to offer the Policy in all jurisdictions where we are licensed to do business and where the Policy is approved.

COMPENSATION. Broker-dealers who have selling agreements with MLIDC are paid compensation for the promotion and sale of the Policies. Registered representatives who solicit sales of the Policy typically receive a portion of the compensation payable to the broker-dealer firm. The amount the registered representative receives depends on the agreement between the firm and the registered representative. This agreement may also provide for the payment of other types of cash and on-cash compensation and other benefits. Compensation paid on the Policies, as well as other incentives or payments, are not assessed as an additional direct charge to Policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy and from profits on payments received by the Company and MLIDC from the Funds.

The Company and MLIDC have also entered into preferred distribution arrangements with certain broker-dealer firms. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, the Company and MLIDC pay separate, additional compensation to the broker-dealer firms for services the broker-dealer firms provide in connection with the distribution of the Company's products. These services may include providing the Company with access to the distribution network of the broker-dealer firms, the hiring and training of the broker-dealer firms' sales personnel, the sponsoring of conferences and seminars by the broker-dealer firms, or general marketing services performed by the broker-dealer firms. The broker-dealer firms may also provide other services or incur other costs in connection with distributing the Company's products.

These preferred distribution arrangements will not be offered to all broker-dealer firms and the terms of such arrangements may differ between broker-dealer firms. Compensation payable under such arrangements may be based on aggregate, net or anticipated sales of the Policies, total assets attributable to sales of the Policies by registered representatives of the broker-dealer firms or based on the length of time that a Policy owner has owned the Policy. Any such compensation payable to a broker-dealer firm will be made by MLIDC or the Company out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firms and their registered representatives to favor the Company's products. The amount of additional compensation (non-commission amounts) paid to selected broker-dealer firms during 2006 ranged from $2,289 to $5,893,669. The amount of commissions paid to selected broker-dealer firms during 2006 ranged from $650,170 to $26,200,094. The amount of total compensation (includes non-commission as well as commission amounts) paid to selected broker-dealer firms during 2006 ranged from $652,459 to $32,093,763.

The following list sets forth the names of broker-dealer firms that have entered into preferred distribution arrangements with the Company and MLIDC under which the broker-dealer firms received additional compensation in 2006 in connection with the sale of our variable annuity contracts, variable life policies and other insurance products (including the Contracts). The broker-dealer firms are listed in alphabetical order:

Citigroup Global Markets, Inc. (d/b/a Smith Barney)
Citicorp Investment Services
DWS Scudder Distributors, Inc.
Merrill Lynch, Pierce, Fenner & Smith, Incorporated
Morgan Stanley DW, Inc.

Pioneer Funds Distributor, Inc.
PFS Investments, Inc. (d/b/a/ Primerica)
Tower Square Securities, Inc.

There are other broker-dealer firms who receive compensation for servicing our Policies, and the Cash Value of the Policies or the amount of added Premium payments received may be included in determining their additional compensation, if any.

                               VALUATION OF ASSETS

INVESTMENT OPTIONS: The value of the assets of each Investment Option is determined at 4:00 p.m. eastern time on each business day, unless we need to close earlier due to an emergency. A business day is any day the New York Stock Exchange is open. Each security traded on a national securities exchange is valued at the last reported sale price on the business day. If there has been no sale on that day, then the value of the security is taken to be the mean between the reported bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Any security not traded on a securities exchange but traded in the over-the-counter-market and for which market quotations are readily available is valued at the mean between the quoted bid and asked prices on the business day or on the basis of quotations received from a reputable broker or any other recognized source.

Securities traded on the over-the-counter-market and listed securities with no reported sales are valued at the mean between the last reported bid and asked prices or on the basis of quotations received from a reputable broker or other recognized source.

Short-term investments for which a quoted market price is available are valued at market. Short-term investments maturing in more than sixty days for which there is no reliable quoted market price are valued by "marking to market" (computing a market value based upon quotations from dealers or issuers for securities of a similar type, quality and maturity.) "Marking to market" takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities. Short-term investments maturing in sixty days or less for which there is no reliable quoted market price are valued at amortized cost which approximates market.

THE CASH VALUE: The value of an Accumulation Unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is used to measure the investment performance of an Investment Option from one valuation period to the next. The net investment factor for an Investment Option for any valuation period is equal to the sum of 1.000000 plus the net investment rate (the gross investment rate less any applicable Investment Option deductions during the valuation period relating to the mortality and expense risk charge and the administrative expense charge). The gross investment rate of an Investment Option is equal to (a) minus (b), divided by (c) where:

          (a) = investment income plus capital gains and losses (whether realized or unrealized);

          (b) = any deduction for applicable taxes (presently zero); and

          (c) = the value of the assets of the Investment Option at the beginning of the valuation period.

The gross investment rate may be either positive or negative. An Investment Option's investment income includes any distribution whose ex-dividend date occurs during the valuation period.

ACCUMULATION UNIT VALUE. The value of the accumulation unit for each Investment Option was initially established at $1.00. The value of an accumulation unit on any business day is determined by multiplying the value on the preceding business day by the net investment factor for the valuation period just ended. The net investment factor is calculated for each Investment Option and takes into account the investment performance, expenses and the deduction of certain expenses.

                        CALCULATION OF MONEY MARKET YIELD

From time to time, we may quote in advertisements and sales literature the adjusted and unadjusted effective yield for a money market Investment Option for a 7-day period, as described below. On a Policy-specific basis, the effective yield is computed at each month-end according to the following formula:

       Effective Yield = ((Base Return + 1) to the power of (365 / 7)) - 1

Where:

Base Return = (AUV Change - Policy Charge Adjustment) / Prior AUV.

AUV Change = Current AUV - Prior AUV.

Policy Charge Adjustment = Average AUV x Period Charge.

Average AUV = (Current AUV + Prior AUV) / 2.

Period Charge = Annual Policy Fee x (7/365).

Prior AUV = Unit value as of 7 days prior.

Current AUV = Unit value as of the reporting period (last day of the month).

We may also quote the effective yield of a money market Investment Option for the same 7-day period, determined on an unadjusted basis (which does not deduct Policy-level charges), according to the same formula but where:

Base Return = AUV Change / Prior AUV

Because of the charges and deductions imposed under the Policy, the yield for the Investment Option will be lower than the yield for the corresponding Fund. The yields on amounts held in the Investment Option normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The actual yield for the Investment Option is affected by changes in interest rates on money market securities, average portfolio maturity of the Fund, the types and qualities of portfolio securities held by the Fund's and the Fund's operating expenses. Yields on amounts held in the Investment Option may also be presented for periods other than a 7-day period.

                   ADDITIONAL INFORMATION ABOUT POLICY CHARGES

SPECIAL PURCHASE PLANS. We reserve the right to waive all or a part of any fee we charge under the Policy (excluding Fund expenses). Factors we consider include one or more of the following: size and type of group to whom the Policy is issued; amount of expected premiums; relationship with us or an affiliated company, receiving distributions or making transfers from other policies we or one of our affiliates issue; type and frequency of administrative and sales service provided; or any other factor we determine relevant. Any fee modification will not discriminate unfairly against protected classes of individuals and will be done according to our rules in effect at the time the Policy is issued.

UNDERWRITING PROCEDURES. The Policy's cost of insurance depends on the insured's sex, issue age, risk class and length of time the Policy has been in force. The rates will vary depending on tobacco use and other risk factors. Guaranteed cost of insurance rates are based on the Insured's attained age and are equal to the 1980 Insurance Commissioners Standard Ordinary Male and Female Mortality Tables. The maximum rates for the tables-rated substandard insureds are based on a multiple (shown in the schedule pages of the Policy) of the above rates. We may add flat extra ratings to reflect higher mortality risk. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose Policies have been in effect for the same length of time.

The cost of insurance rates, Policy charges, and payment options for Policies issued in Montana, and perhaps other states are issued on a gender-neutral (unisex) basis. The unisex rates will be higher than those applicable to females and lower than those applicable to males.

INCREASES AND DECREASES IN STATED AMOUNT. After the first Policy Year, You may request in writing to change the Stated Amount. When your Stated Amount changes, your Policy charges and possibly your Death Benefit will also change. If you increase or decrease your Stated Amount your Policy may become a modified endowment contract (MEC) under federal tax law (please see the Federal Income Taxes section of the Prospectus for more information and consult your tax adviser for information on the impact a modified endowment contract may effect you).

Under some circumstances you will need to provide evidence that the insured(s) is still insurable. Any change in Stated Amount will be effective on either the next or prior Monthly Deduction Date after the change has been approved by us.

                               TAX CONSIDERATIONS

If Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax qualified status, the Variable Account investing in the Fund may fail the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986. This could have adverse tax consequences for variable life insurance owners, including losing the benefit of tax deferral.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The consolidated financial statements of MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company) (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the acquisition of the Company by MetLife Inc. on July 1, 2005 and the application of the purchase method of accounting to the assets and liabilities of the Company as required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin 5.J., Push Down Basis of Accounting Required in Certain Limited Circumstances and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations) as of December 31, 2006 and 2005 (SUCCESSOR) and the related consolidated statements of income, stockholder's equity, and cash flows for the year ended December 31, 2006 (SUCCESSOR) and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) and the financial statement schedules as of December 31, 2006, and 2005 (SUCCESSOR), and for the year ended December 31, 2006 (Successor) and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.

The financial statements and schedules of MetLife Life and Annuity Company of Connecticut (formerly The Travelers Life and Annuity Company) for the year ended December 31, 2004 have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                              FINANCIAL STATEMENTS

The financial statements of MetLife Life and Annuity Company of Connecticut follow this page of the SAI. The financial statements of The Company only bear on the Company's ability to meet its obligations under the Policies and should not be considered as bearing on the investment performance of the Separate Account.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
                                  ONE CITYPLACE

                                185 ASYLUM STREET
                        HARTFORD, CONNECTICUT 06103-3415

MLAC Book -38-44-
45-47-48-57-91                                                        April 2007

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES



                                                                          PAGE
                                                                          ----


Reports of Independent Registered Public Accounting Firm...............    F-1
Financial Statements as of December 31, 2006 (SUCCESSOR) and 2005
  (SUCCESSOR) and for the year ended December 31, 2006 (SUCCESSOR) and for the six months ended December 31, 2005 (SUCCESSOR) and June 30,
  2005 (PREDECESSOR) and for the year ended December 31, 2004
  (PREDECESSOR):
  Consolidated Balance Sheets..........................................    F-4
  Consolidated Statements of Income....................................    F-5
  Consolidated Statements of Stockholder's Equity......................    F-6
  Consolidated Statements of Cash Flows................................    F-7
  Notes to Consolidated Financial Statements...........................    F-8
Financial Statement Schedules as of December 31, 2006 (SUCCESSOR) and
  2005 (SUCCESSOR) and for the year ended December 31, 2006 (SUCCESSOR)
  and for the six months ended December 31, 2005 (SUCCESSOR) and June
  30, 2005 (PREDECESSOR) and for the year ended December 31, 2004
  (PREDECESSOR):
  Schedule I -- Consolidated Summary of Investments -- Other Than
     Investments in Related Parties....................................   F-58
  Schedule III -- Consolidated Supplementary Insurance Information.....   F-59
  Schedule IV -- Consolidated Reinsurance..............................   F-61

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of MetLife Life and Annuity Company of Connecticut:

     We have audited the accompanying consolidated balance sheets of MetLife Life and Annuity Company of Connecticut and its subsidiary (the "Company") (formerly known as "The Travelers Life and Annuity Company") as of December 31, 2006 and 2005 (SUCCESSOR), and the related consolidated statements of income, stockholder's equity, and cash flows for the year ended December 31, 2006 (SUCCESSOR) and the six months ended December 31, 2005 (SUCCESSOR) and June 30, 2005 (PREDECESSOR). Our audits also included the financial statement schedules as of December 31, 2006 and 2005 (SUCCESSOR), and for the year ended December 31, 2006 (SUCCESSOR) and the six months ended December 31, 2005 (SUCCESSOR) and June 30, 2005 (PREDECESSOR), listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits. The consolidated financial statements and financial statement schedules of the Company for the year ended December 31, 2004 (PREDECESSOR) were audited by other auditors whose report, dated March 28, 2005, expressed an unqualified opinion.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of MetLife Life and Annuity Company of Connecticut and its subsidiary as of December 31, 2006 and 2005 (SUCCESSOR), and the results of their operations and their cash flows for the year ended December 31, 2006 (SUCCESSOR) and the six months ended December 31, 2005 (SUCCESSOR), and June 30, 2005 (PREDECESSOR), in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

     As described in Note 2 to the consolidated financial statements, the Company was acquired by MetLife, Inc. on July 1, 2005. As required by the U.S. Securities and Exchange Commission Staff Accounting Bulletin Topic 5-J, Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting was applied to the assets and liabilities of the Company, and such assets and liabilities were measured at their fair values as of the acquisition date in conformity with Statement of Financial Accounting Standards No. 141, Business Combinations. The accompanying consolidated financial statements for periods subsequent and prior to the acquisition date are labeled "SUCCESSOR" and "PREDECESSOR," respectively.

/s/ DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

New York, New York
March 6, 2007

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
MetLife Life and Annuity Company of Connecticut:

     We have audited the accompanying statements of income, stockholder's equity, and cash flows of MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company) for the year ended December 31, 2004 (PREDECESSOR). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations, stockholder's equity and cash flows of MetLife Life and Annuity Company of Connecticut for the year ended December 31, 2004 in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
KPMG LLP
Hartford, Connecticut
March 28, 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholder
MetLife Life and Annuity Company of Connecticut:

     Under date of March 28, 2005, we reported on the statements of income, stockholder's equity and cash flows of MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company) for the year ended December 31, 2004 (PREDECESSOR) , which are included in the Form 10-K. In connection with our audit of the aforementioned financial statements, we also audited the related financial statement schedules as listed in the accompanying index. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audit.

     In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP
KPMG LLP
Hartford, Connecticut
March 28, 2005

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2006 AND 2005

                 (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)


                                                                      SUCCESSOR
                                                                  -----------------
                                                                    2006      2005
                                                                  -------   -------


ASSETS
Investments:
  Fixed maturity securities available-for-sale, at estimated fair value (amortized cost: $5,967 and $6,158,
     respectively)..............................................  $ 5,889   $ 6,055
  Equity securities available-for-sale, at estimated fair value
     (cost: $56 and $4, respectively)...........................       57         4
  Mortgage loans on real estate.................................      295       258
  Policy loans..................................................       55        37
  Real estate joint ventures held-for-investment................        2        --
  Other limited partnership interests...........................       68        73
  Short-term investments........................................       95        57
  Other invested assets.........................................      341       333
                                                                  -------   -------
     Total investments..........................................    6,802     6,817
Cash and cash equivalents.......................................      230       233
Accrued investment income.......................................       68        69
Premiums and other receivables..................................      289       201
Deferred policy acquisition costs and value of business
  acquired......................................................    1,712     1,777
Current income tax recoverable..................................       19        20
Deferred income tax assets......................................        8        90
Goodwill........................................................      239       243
Other assets....................................................       25        22
Separate account assets.........................................   12,246    12,179
                                                                  -------   -------
     Total assets...............................................  $21,638   $21,651
                                                                  =======   =======

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Future policy benefits........................................  $ 1,782   $ 1,740
  Policyholder account balances.................................    5,377     5,688
  Other policyholder funds......................................       79        68
  Payables for collateral under derivative transactions.........      102       108
  Other liabilities.............................................      119       132
  Separate account liabilities..................................   12,246    12,179
                                                                  -------   -------
     Total liabilities..........................................   19,705    19,915
                                                                  -------   -------
CONTINGENCIES, COMMITMENTS AND GUARANTEES (NOTE 10)
Stockholder's Equity:
  Common stock, par value $100 per share; 100,000 shares
     authorized, 30,000 shares issued and outstanding...........        3         3
  Additional paid-in capital....................................    1,730     1,725
  Retained earnings.............................................      230        50
  Accumulated other comprehensive income (loss).................      (30)      (42)
                                                                  -------   -------
     Total stockholder's equity.................................    1,933     1,736
                                                                  -------   -------
     Total liabilities and stockholder's equity.................  $21,638   $21,651
                                                                  =======   =======




          See accompanying notes to consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                        CONSOLIDATED STATEMENTS OF INCOME
                    FOR THE YEAR ENDED DECEMBER 31, 2006 AND
            THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                      AND THE YEAR ENDED DECEMBER 31, 2004

                                  (IN MILLIONS)


                                                SUCCESSOR                        PREDECESSOR
                                     -------------------------------   -------------------------------
                                      YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                     DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                     ------------   ----------------   ----------------   ------------
                                         2006             2005               2005             2004
                                     ------------   ----------------   ----------------   ------------


REVENUES
Premiums...........................      $ 43             $ 17               $ 20             $ 40
Universal life and investment-type
  product policy fees..............       483              233                221              371
Net investment income..............       361              167                223              389
Other revenues.....................        27               11                 12               19
Net investment gains (losses)......       (83)             (35)                (6)              17
                                         ----             ----               ----             ----
  Total revenues...................       831              393                470              836
                                         ----             ----               ----             ----
EXPENSES
Policyholder benefits and claims...       117               90                 49               85
Interest credited to policyholder
  account balances.................       154               76                126              241
Other expenses.....................       306              165                184              303
                                         ----             ----               ----             ----
  Total expenses...................       577              331                359              629
                                         ----             ----               ----             ----
Income before provision for income
  tax..............................       254               62                111              207
Provision for income tax...........        74               12                 35               49
                                         ----             ----               ----             ----
Net income.........................      $180             $ 50               $ 76             $158
                                         ====             ====               ====             ====




          See accompanying notes to consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                    FOR THE YEAR ENDED DECEMBER 31, 2006 AND
            THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                      AND THE YEAR ENDED DECEMBER 31, 2004

                                  (IN MILLIONS)



                                                                          ACCUMULATED OTHER
                                                                            COMPREHENSIVE
                                                                            INCOME (LOSS)
                                                                          -----------------
                                                  ADDITIONAL                NET UNREALIZED
                                         COMMON     PAID-IN    RETAINED       INVESTMENT
                                          STOCK     CAPITAL    EARNINGS     GAINS (LOSSES)     TOTAL
                                         ------   ----------   --------   -----------------   ------

BALANCE AT JANUARY 1, 2004
  (PREDECESSOR)........................    $3       $  417       $ 764          $ 215         $1,399
Capital contributed by parent..........                400                                       400
Comprehensive income (loss):
  Net income...........................                            158                           158
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                            (5)            (5)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                             9              9
                                                                                              ------
     Other comprehensive income
       (loss)..........................                                                            4
                                                                                              ------
  Comprehensive income (loss)..........                                                          162
                                           --       ------       -----          -----         ------
BALANCE AT DECEMBER 31, 2004
  (PREDECESSOR)........................     3          817         922            219          1,961
Comprehensive income (loss):
  Net income...........................                             76                            76
  Other comprehensive income (loss):
     Unrealized gains (losses) on
       derivative instruments, net of
       income tax......................                                            (2)            (2)
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                            (5)            (5)
                                                                                              ------
     Other comprehensive income
       (loss)..........................                                                           (7)
                                                                                              ------
  Comprehensive income (loss)..........                                                           69
Assumption of liabilities by parent....                  4                                         4
                                           --       ------       -----          -----         ------
BALANCE AT JUNE 30, 2005
  (PREDECESSOR)........................     3          821         998            212          2,034
Effect of push down accounting of
  MetLife, Inc.'s purchase price on
  MetLife Life and Annuity Company of
  Connecticut's net assets acquired
  (see Note 2).........................              1,112        (998)          (212)           (98)
                                           --       ------       -----          -----         ------
BALANCE AT JULY 1, 2005 (SUCCESSOR)....     3        1,933          --             --          1,936
Comprehensive income (loss):
  Revisions of purchase price pushed
     down to MetLife Life and Annuity
     Company of Connecticut's net
     assets acquired (See Note 2)......               (208)                                     (208)
  Net income...........................                             50                            50
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                           (42)           (42)
                                                                                              ------
     Other comprehensive income
       (loss)..........................                                                          (42)
                                                                                              ------
  Comprehensive income (loss)..........                                                            8
                                           --       ------       -----          -----         ------
BALANCE AT DECEMBER 31, 2005
  (SUCCESSOR)..........................     3        1,725          50            (42)         1,736
Revisions of purchase price pushed down
  to MetLife Life and Annuity Company
  of Connecticut's net assets acquired
  (See Note 2).........................                  5                                         5
Comprehensive income (loss):
  Net income...........................                            180                           180
  Other comprehensive income (loss):
     Unrealized investment gains
       (losses), net of related offsets
       and income tax..................                                            12             12
                                                                                              ------
     Other comprehensive income
       (loss)..........................                                                           12
                                                                                              ------
  Comprehensive income (loss)..........                                                          192
                                           --       ------       -----          -----         ------
BALANCE AT DECEMBER 31, 2006
  (SUCCESSOR)..........................    $3       $1,730       $ 230          $ (30)        $1,933
                                           ==       ======       =====          =====         ======




          See accompanying notes to consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                    FOR THE YEAR ENDED DECEMBER 31, 2006 AND
            THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                      AND THE YEAR ENDED DECEMBER 31, 2004

                                  (IN MILLIONS)


                                                    SUCCESSOR                        PREDECESSOR
                                         -------------------------------   -------------------------------
                                          YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                         DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                         ------------   ----------------   ----------------   ------------
                                             2006             2005               2005             2004
                                         ------------   ----------------   ----------------   ------------


CASH FLOWS FROM OPERATING ACTIVITIES
Net income.............................     $   180          $    50                  $  76      $   158
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
     Amortization of premiums and
       accretion of discounts
       associated with investments,
       net.............................           1               12                     (8)         (18)
     (Gains) losses from sales of
       investments, net................          83               35                      6          (17)
     Equity earnings of real estate
       joint ventures and other limited
       partnership interests...........          (6)              --                     --           --
     Interest credited to policyholder
       account balances................         154               76                    126          241
     Universal life and investment-type
       product policy fees.............        (483)            (233)                  (221)        (371)
     Change in accrued investment
       income..........................           1               11                     (4)          (7)
     Change in premiums and other
       receivables.....................         (83)             (81)                     2           --
     Change in deferred policy
       acquisition costs, net..........          53              (56)                   (90)        (243)
     Change in insurance-related
       liabilities.....................          17               49                    (15)         (49)
     Change in income tax payable......          74              (25)                  (242)         227
     Change in other assets............         191               90                     49           72
     Change in other liabilities.......         (44)              54                    (75)         (17)
     Other, net........................          (1)              (1)                    34          (21)
                                            -------          -------                  -----      -------
Net cash provided by (used in)
  operating activities.................         137              (19)                  (362)         (45)
                                            -------          -------                  -----      -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Sales, maturities and repayments of:
     Fixed maturity securities.........       2,935            3,484                    521        1,305
     Equity securities.................           8               30                      8           19
     Mortgage loans on real estate.....          44               37                     18           59
     Real estate and real estate joint
       ventures........................           1               --                     17            9
     Other limited partnership
       interests.......................          24               17                     18           23
  Purchases of:
     Fixed maturity securities.........      (2,863)          (3,557)                  (448)      (2,156)
     Equity securities.................          (8)              --                     (1)         (30)
     Mortgage loans on real estate.....         (81)             (20)                   (75)        (136)
     Real estate and real estate joint
       ventures........................          (2)              --                     --           --
     Other limited partnership
       interests.......................         (17)             (11)                   (41)         (89)
  Net change in policy loans...........         (17)              (2)                    (4)          (5)
  Net change in short-term
     investments.......................         (37)             131                    135         (225)
  Net change in other invested assets..          30               20                     16           43
  Other, net...........................          --               --                      2           (1)
                                            -------          -------                  -----      -------
Net cash (used in) provided by
  investing activities.................          17              129                    166       (1,184)
                                            -------          -------                  -----      -------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
     Deposits..........................         551              343                    476        1,023
     Withdrawals.......................        (684)            (290)                  (181)        (178)
  Net change in payables for collateral
     under derivative transactions.....          (6)              (2)                   (98)         (16)
  Financing element of certain
     derivative instruments............         (18)             (13)                    --           --
  Capital contribution from parent.....          --               --                     --          400
                                            -------          -------                  -----      -------
Net cash (used in) provided by
  financing activities.................        (157)              38                    197        1,229
                                            -------          -------                  -----      -------
Change in cash and cash equivalents....          (3)             148                      1           --
Cash and cash equivalents, beginning of
  period...............................         233               85                      1            1
                                            -------          -------                  -----      -------
CASH AND CASH EQUIVALENTS, END OF
  PERIOD...............................     $   230          $   233                  $   2      $     1
                                            =======          =======                  =====      =======
Supplemental disclosures of cash flow
  information:
     Income tax paid (received)........     $    --          $    37                  $ 277      $  (179)
                                            =======          =======                  =====      =======
Non-cash transactions during the
  period:
  Assumption of liabilities by MetLife
     Insurance Company of Connecticut..     $    --          $    --                  $   4      $    --
                                            =======          =======                  =====      =======
  Contribution of goodwill from
     MetLife, Inc. ....................     $    (4)         $    --                  $  --      $    --
                                            =======          =======                  =====      =======
See Note 2 for purchase accounting
  adjustments.



          See accompanying notes to consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  BUSINESS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
    POLICIES

  BUSINESS

     "MLAC" or the "Company" refers to MetLife Life and Annuity Company of Connecticut (formerly, The Travelers Life and Annuity Company), a Connecticut corporation incorporated in 1973, and its subsidiary. MLAC is a wholly-owned subsidiary of MetLife Insurance Company of Connecticut ("MICC," formerly The Travelers Insurance Company). MICC is a subsidiary of MetLife, Inc. ("MetLife"). The Company's core offerings include universal and variable life insurance, fixed and variable deferred annuities, structured settlements and payout annuities.

     On July 1, 2005 ("Acquisition Date"), the Company became a subsidiary of MetLife. The Company and its parent, including substantially all of Citigroup Inc's ("Citigroup") international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries ("Primerica") (collectively, "Travelers"), were acquired by MetLife from Citigroup (the "Acquisition") for $12.1 billion. See Note 2 for further information on the Acquisition.

     The Company currently operates as a single segment and, as such, financial results are prepared and reviewed by management as a single operating segment. The Company continually evaluates its operating activities and the method utilized by management to evaluate the performance of such activities and will report on a segment basis when appropriate to do so.

     On February 14, 2006, a Certificate of Amendment was filed with the State of Connecticut Office of the Secretary of the State changing the name of The Travelers Life and Annuity Company to MetLife Life and Annuity Company of Connecticut, effective May 1, 2006.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements include the accounts of
i) the Company and its subsidiary and ii) partnerships and joint ventures in which the Company has control. Assets, liabilities, revenues and expenses of the Company's general account for 2005 and 2004 include amounts related to certain separate accounts previously reported in separate account assets and liabilities. See "Adoption of New Accounting Pronouncements." Intercompany accounts and transactions have been eliminated.

     The Company uses the equity method of accounting for investments in equity securities in which it has more than a 20% interest and for real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and partnership's operations.

     Certain amounts in the prior year periods' consolidated financial statements have been reclassified to conform with the 2006 presentation.

  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND CRITICAL ACCOUNTING ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. The most critical estimates include those used in determining:

        (i) the fair value of investments in the absence of quoted market values;

       (ii) investment impairments;

      (iii) the recognition of income on certain investments;

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


       (iv) the application of the consolidation rules to certain investments;

        (v) fair value of and accounting for derivatives;

       (vi) the capitalization and amortization of deferred policy acquisition costs ("DAC") and the establishment and amortization of value of business acquired ("VOBA");

      (vii) the measurement of goodwill and related impairment, if any;

     (viii) the liability for future policyholder benefits;

       (ix) accounting for income taxes and the valuation of deferred income tax assets;

        (x) accounting for reinsurance transactions; and

       (xi) the liability for litigation and regulatory matters.

     A description of such critical estimates is incorporated within the discussion of the related accounting policies which follow. The application of purchase accounting requires the use of estimation techniques in determining the fair value of the assets acquired and liabilities assumed -- the most significant of which relate to the aforementioned critical estimates. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's businesses and operations. Actual results could differ from these estimates.

  Investments

     The Company's principal investments are in fixed maturity and equity securities, policy loans, mortgage loans on real estate, real estate joint ventures and other limited partnership interests, short-term investments and other invested assets. The accounting policies related to each are as follows:

          Fixed Maturity and Equity Securities. The Company's fixed maturity and equity securities are classified as available-for-sale, and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income or loss, net of policyholder related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales of securities are determined on a specific identification basis.

          Interest income on fixed maturity securities is recorded when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Dividends on equity securities are recorded when declared. These dividends and interest income are recorded as part of net investment income.

          Included within fixed maturity securities are loan-backed securities including mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and asset-backed securities are obtained from broker-dealer survey values or internal estimates. For credit-sensitive mortgage-backed and asset-backed securities and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and asset-backed securities, the effective yield is recalculated on a retrospective basis.

          The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary in the period in which the determination is made. These impairments are included within net investment gains (losses) and the cost basis of the fixed maturity and equity securities is reduced accordingly. The Company does not change the revised cost basis for subsequent recoveries in value.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in fair value. The Company's review of its fixed maturity and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

          Additionally, management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used by the Company in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the market value has been below cost or amortized cost; (ii) the potential for impairments of securities when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments of securities where the issuer, series of issuers or industry has suffered a catastrophic type of loss or has exhausted natural resources; (vi) the Company's ability and intent to hold the security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost or amortized cost (See also Note 3);
     (vii) unfavorable changes in forecasted cash flows on asset-backed securities; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

          Mortgage Loans on Real Estate. Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan's contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Valuation allowances are established for the excess carrying value of the loan over the present value of expected future cash flows discounted at the loan's original effective interest rate, the value of the loan's collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or the loan's market value if the loan is being sold. The Company also establishes allowances for loan losses when a loss contingency exists for pools of loans with similar characteristics, such as mortgage loans based on similar property types or loan to value risk factors. A loss contingency exists when the likelihood that a future event will occur is probable based on past events. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan's contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 60 days past due and/or where the collection of interest is not considered probable. Cash receipts on such impaired loans are recorded as a reduction of the recorded investment. Gains and losses from the sale of loans and changes in valuation allowances are reported in net investment gains (losses).

          Policy Loans. Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractually agreed upon interest rate. Generally, interest is capitalized on the policy's anniversary date.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


          Real Estate Joint Ventures and Other Limited Partnership
     Interests. The Company uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests in which it has more than a minor equity interest, or more than a minor influence over the joint ventures and partnership's operations, but does not have a controlling interest and is not the primary beneficiary. The Company uses the cost method of accounting for real estate joint ventures and other limited partnership interests in which it has a minor equity investment and virtually no influence over the joint ventures and the partnership's operations. In addition to the investees performing regular evaluations for the impairment of underlying investments, the Company routinely evaluates its investments in real estate joint ventures and limited partnerships for impairments. For its cost method investments it follows an impairment analysis which is similar to the process followed for its fixed maturity and equity securities as described previously. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. When an other-than-temporary impairment is deemed to have occurred, the Company records a realized capital loss within net investment gains (losses) to record the investment at its fair value.

          Prior to the Acquisition, the Company used the equity method of accounting for all real estate joint ventures and other limited partnership interests in which it had an ownership interest but did not control, including those in which it had a minor equity investment or virtually no influence over operations.

          Short-term Investments. Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are stated at amortized cost, which approximates fair value.

          Other Invested Assets. Other invested assets consist primarily of stand-alone derivatives with positive fair values.

          Estimates and Uncertainties. The Company's investments are exposed to three primary sources of risk: credit, interest rate and market valuation. The financial statement risks, stemming from such investment risks, are those associated with the recognition of impairments, the recognition of income on certain investments; and the determination of fair values.

          The determination of the amount of allowances and impairments, as applicable, are described above by investment type. The determination of such allowances and impairments is highly subjective and is based upon the Company's periodic evaluation and assessment of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available. Management updates its evaluations regularly and reflects changes in allowances and impairments in operations as such evaluations are revised.

          The recognition of income on certain investments (e.g. loan-backed securities including mortgage-backed and asset-backed securities, certain investment transactions, etc.) is dependent upon market conditions, which could result in prepayments and changes in amounts to be earned.

          The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and
     (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are made at a specific point in time, based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include: coupon rate,

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



     maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities. The use of different methodologies and assumptions may have a material effect on the estimated fair value amounts.

          Additionally, when the Company enters into certain real estate joint ventures and other limited partnerships for which the Company may be deemed to be the primary beneficiary under Financial Accounting Standards Board ("FASB") Interpretation ("FIN") No. 46(r), Consolidation of Variable Interest Entities -- An Interpretation of ARB No. 51, it may be required to consolidate such investments. The accounting rules for the determination of the primary beneficiary are complex and require evaluation of the contractual rights and obligations associated with each party involved in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party.

          The use of different methodologies and assumptions as to the timing and amount of impairments, recognition of income and the determination of the fair value of investments may have a material effect on the amounts presented within the consolidated financial statements.

  Derivative Financial Instruments

     Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, or other financial indices. Derivatives may be exchange traded or contracted in the over-the-counter market. The Company uses a variety of derivatives, including swaps, forwards, futures and option contracts, to manage the risk associated with variability in cash flows or changes in fair values related to the Company's financial instruments. To a lesser extent, the Company uses credit derivatives to synthetically replicate investment risks and returns which are not readily available in the cash market. The Company also purchases certain securities, issues certain insurance policies and investment contracts and engages in certain reinsurance contracts that have embedded derivatives.

     Freestanding derivatives are carried on the Company's consolidated balance sheet either as assets within other invested assets or as liabilities within other liabilities at fair value as determined by quoted market prices or through the use of pricing models. The determination of fair value, when quoted market values are not available, is based on valuation methodologies and assumptions deemed appropriate under the circumstances. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, market volatility, and liquidity. Values can also be affected by changes in estimates and assumptions used in pricing models. Such assumptions include estimates of volatility, interest rates, foreign currency exchange rates, other financial indices and credit ratings. Essential to the analysis of the fair value is a risk of counterparty default. The use of different assumptions may have a material effect on the estimated derivative fair value amounts as well as the amount of reported net income.

     If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting pursuant to Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), as amended changes in the fair value of the derivative are reported in net investment gains (losses). The fluctuations in fair value of derivatives which have not been designated for hedge accounting can result in significant volatility in net income.

     To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge as either: (i) a hedge of the fair value of a recognized asset or liability or an unrecognized firm commitment ("fair value hedge"); or (ii) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedge"). In this documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method which will be used to measure ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and periodically throughout the life of the designated hedging relationship. Assessments and measurement of hedge effectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

     The accounting for derivatives is complex and interpretations of the primary accounting standards continue to evolve in practice. Judgment is applied in determining the availability and application of hedge accounting designations and the appropriate accounting treatment under these accounting standards. If it was determined that hedge accounting designations were not appropriately applied, reported net income could be materially affected. Differences in judgment as to the availability and application of hedge accounting designations and the appropriate accounting treatment may result in a differing impact on the consolidated financial statements of the Company from that previously reported.

     Under a fair value hedge, changes in the fair value of the hedging derivative, including amounts measured as ineffectiveness, and changes in the fair value of the hedged item related to the designated risk being hedged, are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     Under a cash flow hedge, changes in the fair value of the hedging derivative measured as effective are reported within other comprehensive income
(loss), a separate component of stockholders' equity, and the deferred gains or losses on the derivative are reclassified into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item. Changes in the fair value of the hedging instrument measured as ineffectiveness are reported within net investment gains (losses). The fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the consolidated statement of income within interest income or interest expense to match the location of the hedged item.

     The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; (iv) a hedged firm commitment no longer meets the definition of a firm commitment; or (v) the derivative is de-designated as a hedging instrument.

     When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the fair value or cash flows of a hedged item, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in fair value of derivatives recorded in other comprehensive income (loss) related to discontinued cash flow hedges are released into the consolidated statement of income when the Company's earnings are affected by the variability in cash flows of the hedged item.

     When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur by the end of the specified time period or the hedged item no longer meets the definition of a firm commitment, the derivative continues to be carried on the consolidated balance sheet at its fair value, with changes in fair value recognized currently in net investment gains (losses). Any asset or liability associated with a recognized firm commitment is derecognized from the consolidated balance sheet, and recorded currently in net

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



investment gains (losses). Deferred gains and losses of a derivative recorded in other comprehensive income (loss) pursuant to the cash flow hedge of a forecasted transaction are recognized immediately in net investment gains (losses).

     In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value on the consolidated balance sheet, with changes in its fair value recognized in the current period as net investment gains (losses).

     The Company is also a party to financial instruments that contain terms which are deemed to be embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated under SFAS 133. If the instrument would not be accounted for in its entirety at fair value and it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative. Such embedded derivatives are carried on the consolidated balance sheet at fair value with the host contract and changes in their fair value are reported currently in net investment gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses). Additionally, the Company may elect to carry an entire contract on the balance sheet at fair value, with changes in fair value recognized in the current period in net investment gains (losses) if that contract contains an embedded derivative that requires bifurcation. There is a risk that embedded derivatives requiring bifurcation may not be identified and reported at fair value in the consolidated financial statements and that their related changes in fair value could materially affect reported net income.

  Cash and Cash Equivalents

     The Company considers all highly liquid investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents.

  Deferred Policy Acquisition Costs and Value of Business Acquired

     The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that vary with and relate to the production of new business are deferred as DAC. Such costs consist principally of commissions and agency and policy issue expenses. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in-force at the acquisition date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

     DAC related to internally replaced contracts are generally expensed at the date of replacement.

     DAC and VOBA on life insurance or investment-type contracts are amortized in proportion to gross premiums or gross profits, depending on the type of contract as described below.

     The Company amortizes DAC and VOBA related to non-participating traditional contracts (term insurance and non-participating whole life insurance) over the entire premium paying period in proportion to the present value of actual historic and expected future gross premiums. The present value of expected premiums is based upon the premium requirement of each policy and assumptions for mortality, persistency, and investment returns at policy

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



issuance, or policy acquisition as it relates to VOBA, that include provisions for adverse deviation and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

     The Company amortizes DAC and VOBA related to fixed and variable universal life contracts and fixed and variable deferred annuity contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used, and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses, and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits.

     Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these changes and only changes the assumption when its long-term expectation changes.

     The Company also reviews periodically other long-term assumptions underlying the projections of estimated gross profits. These include investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency, and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross profits which may have significantly changed. If the update of assumptions causes expected future gross profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross profits to decrease.

  Sales Inducements

     The Company has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Goodwill

     Goodwill is the excess of cost over the fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Impairment testing is performed using the fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. If the carrying value of a reporting unit's goodwill exceeds its fair value, the excess is recognized as an impairment and recorded as a charge against net income. The fair values of the reporting units are determined using a market multiple and discounted cash flow model. The critical estimates necessary in determining fair value are projected earnings, comparative market multiples and the discount rate.

  Liability for Future Policy Benefits and Policyholder Account Balances

     The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance and traditional annuities. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, renewal, retirement, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

     Future policy benefit liabilities for non-participating traditional life insurance policies are equal to the aggregate of the present value of future benefit payments and related expenses less the present value of future net premiums. Assumptions as to mortality and persistency are based upon the Company's experience when the basis of the liability is established. The interest rates for future policy benefit liabilities on non-participating traditional life insurance is 4%.

     Future policy benefit liabilities for individual annuities after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3% to 6%.

     The Company establishes future policy benefit liabilities for minimum death benefit guarantees relating to certain annuity contracts and secondary guarantees relating to certain life policies as follows:

     - Annuity guaranteed death benefit ("GMDB") liabilities are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the GMDB liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility are consistent with the historical experience of the Standard & Poor's 500 Index ("S&P"). The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     - Liabilities for universal and variable life secondary guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



       The assumptions used in estimating the secondary and paid up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical S&P experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

     The Company establishes policyholder account balances ("PAB") for guaranteed minimum benefit riders relating to certain variable annuity products as follows:

     - Guaranteed minimum withdrawal benefit riders ("GMWB") guarantee the contractholder a return of their purchase payment via partial withdrawals, even if the account value is reduced to zero, provided that the contractholder's cumulative withdrawals in a contract year do not exceed a certain limit. The initial guaranteed withdrawal amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMWB is an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - Guaranteed minimum accumulation benefit riders ("GMAB") provide the contractholder, after a specified period of time determined at the time of issuance of the variable annuity contract, with a minimum accumulation of their purchase payments even if the account value is reduced to zero. The initial guaranteed accumulation amount is equal to the initial benefit base as defined in the contract (typically, the initial purchase payments plus applicable bonus amounts). The GMAB is also an embedded derivative, which is measured at fair value separately from the host variable annuity product.

     - For both GMWB and GMAB, the initial benefit base is increased by additional purchase payments made within a certain time period and decreases by benefits paid and/or withdrawal amounts. After a specified period of time, the benefit base may also increase as a result of an optional reset as defined in the contract.

     - The fair values of the GMWB and GMAB riders are calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. In measuring the fair value of GMWBs and GMABs, the Company attributes a portion of the fees collected from the policyholder equal to the present value of expected future guaranteed minimum withdrawal and accumulation benefits (at inception). The changes in fair value are reported in net investment gains (losses). Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees. These riders may be more costly than expected in volatile or declining markets, causing an increase to liabilities for future policy benefits, negatively affecting net income.

     The Company periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

     PABs relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase. PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 0.5% to 12% less expenses, mortality charges, and withdrawals; and (iii) fair value purchase accounting adjustments relating to the Acquisition.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Other Policyholder Funds

     Other policyholder funds include policy and contract claims and unearned revenue liabilities.

     The liability for policy and contract claims generally relates to incurred but not reported claims as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from actuarial analyses of historical patterns of claims and claims development for each line of business. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

     The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits similar to DAC. Such amortization is recorded in universal life and investment-type product policy fees.

  Recognition of Insurance Revenue and Related Benefits

     Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided against such revenues to recognize profits over the estimated lives of the policies. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into operations in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

     Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of amounts assessed against PABs for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to operations include interest credited and benefit claims incurred in excess of related PABs.

     Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

  Other Revenues

     Other revenues include advisory fees, broker-dealer commissions and fees and administrative service fees. Such fees and commissions are recognized in the period in which services are performed.

  Income Taxes

     The Company files a consolidated U.S. federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code").

     The Company's accounting for income taxes represents management's best estimate of various events and transactions.

     Deferred income tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

     For U.S. federal income tax purposes, an election in 2005 under Internal Revenue Code Section 338 was made by the Company's ultimate parent, MetLife. As a result of this election, the tax basis in the acquired assets and

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



liabilities was adjusted as of the acquisition date and the related deferred income tax asset established for the taxable difference from the book basis.

     The realization of deferred income tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Significant judgment is required in determining whether valuation allowances should be established as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

     (i) future taxable income exclusive of reversing temporary differences and carryforwards;

     (ii)  future reversals of existing taxable temporary differences;

     (iii) taxable income in prior carryback years; and

     (iv)  tax planning strategies.

     The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when the ultimate deductibility of certain items is challenged by taxing authorities or when estimates used in determining valuation allowances on deferred income tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events such as changes in tax legislation could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the consolidated financial statements in the year these changes occur.

     The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

  Reinsurance

     The Company enters into reinsurance transactions as a purchaser of reinsurance for its insurance products.

     For each of its reinsurance contracts, the Company determines if the contract provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. The Company reviews all contractual features, particularly those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

     For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid, and the liabilities ceded related to the underlying contracts is considered the net cost of reinsurance at the inception of the contract. The net cost of reinsurance is recorded as an adjustment to DAC and recognized as a component of other expenses on a basis consistent with the way the acquisition costs on the underlying reinsured contracts would be recognized. Subsequent amounts paid on the reinsurance of in-force blocks, as well as amounts paid related to new business are recorded as ceded premiums and ceded future policy benefit liabilities are established.

     The assumptions used to account for long-duration reinsurance contracts are consistent with those used for the underlying contracts. Ceded policyholder and contract related liabilities, other than those currently due, are reported gross on the balance sheet.

     Amounts currently recoverable under reinsurance contracts are included in premiums and other receivables and amounts currently payable are included in other liabilities. Such assets and liabilities relating to reinsurance

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



contracts with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance contract.

     Premiums, fees and policyholder benefits and claims are net of reinsurance ceded.

     If the Company determines that a reinsurance contract does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the contract as a deposit, net of related expenses. Deposits received are included in other liabilities and deposits made are included within other assets. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenue or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenue or other expenses, as appropriate.

     Amounts received from reinsurers for policy administration are reported in other revenues.

     Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed previously.

  Separate Accounts

     Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if: (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder.

     The Company reports separate account assets meeting such criteria at their fair value. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the consolidated statements of income.

     The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Separate accounts not meeting the above criteria are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses.

  Litigation Contingencies

     The Company is a party to a number of legal actions and regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. It is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

  Derivative Financial Instruments

     The Company has adopted guidance relating to derivative financial instruments as follows:

     - Effective January 1, 2006, the Company adopted prospectively SFAS No. 155, Accounting for Certain Hybrid Instruments ("SFAS 155"). SFAS 155 amends SFAS 133 and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities ("SFAS 140"). SFAS 155 allows financial instruments that have embedded derivatives to be accounted for as a whole, eliminating the need to bifurcate the derivative from its host, if the holder elects to account for the whole instrument on a fair value basis. In addition, among other changes, SFAS 155:

       (i) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;

       (ii) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation;

       (iii) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and

       (iv) amends SFAS 140 to eliminate the prohibition on a qualifying special-purpose entity ("QSPE") from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial interest.

     The adoption of SFAS 155 did not have a material impact on the Company's consolidated financial statements.

     - Effective October 1, 2006, the Company adopted SFAS 133 Implementation Issue No. B40, Embedded Derivatives: Application of Paragraph 13(b) to Securitized Interests in Prepayable Financial Assets ("Issue B40"). Issue B40 clarifies that a securitized interest in prepayable financial assets is not subject to the conditions in paragraph 13(b) of SFAS 133, if it meets both of the following criteria: (i) the right to accelerate the settlement if the securitized interest cannot be controlled by the investor; and (ii) the securitized interest itself does not contain an embedded derivative (including an interest rate-related derivative) for which bifurcation would be required other than an embedded derivative that results solely from the embedded call options in the underlying financial assets. The adoption of Issue B40 did not have a material impact on the Company's consolidated financial statements.

     - Effective January 1, 2006, the Company adopted prospectively SFAS 133 Implementation Issue No. B38, Embedded Derivatives: Evaluation of Net Settlement with Respect to the Settlement of a Debt Instrument through Exercise of an Embedded Put Option or Call Option ("Issue B38") and SFAS 133 Implementation Issue No. B39, Embedded Derivatives: Application of Paragraph 13(b) to Call Options That Are Exercisable Only by the Debtor ("Issue B39"). Issue B38 clarifies that the potential settlement of a debtor's obligation to a creditor occurring upon exercise of a put or call option meets the net settlement criteria of SFAS 133. Issue B39 clarifies that an embedded call option, in which the underlying is an interest rate or interest rate index, that can accelerate the settlement of a debt host financial instrument should not be bifurcated and fair valued if the right to accelerate the settlement can be exercised only by the debtor (issuer/borrower) and the investor will recover substantially all of its initial net investment. The adoption of Issues B38 and B39 did not have a material impact on the Company's consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  Other Pronouncements

     Effective November 15, 2006, the Company adopted U.S. Securities and Exchange Commission ("SEC") Staff Accounting Bulletin ("SAB") No. 108, Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements ("SAB 108"). SAB 108 provides guidance on how prior year misstatements should be considered when quantifying misstatements in current year financial statements for purposes of assessing materiality. SAB 108 requires that registrants quantify errors using both a balance sheet and income statement approach and evaluate whether either approach results in quantifying a misstatement that, when relevant quantitative and qualitative factors are considered, is material. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording a cumulative effect adjustment to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings for errors that were previously deemed immaterial but are material under the guidance in SAB 108. The adoption of SAB 108 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2006, the Company adopted SFAS No. 154, Accounting Changes and Error Corrections, a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS 154"). SFAS 154 requires retrospective application to prior periods' financial statements for a voluntary change in accounting principle unless it is deemed impracticable. It also requires that a change in the method of depreciation, amortization, or depletion for long-lived, non-financial assets be accounted for as a change in accounting estimate rather than a change in accounting principle. The adoption of SFAS 154 did not have a material impact on the Company's consolidated financial statements.

     In June 2005, the Emerging Issues Task Force ("EITF") reached consensus on Issue No. 04-5, Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similar Entity When the Limited Partners Have Certain Rights ("EITF 04-5"). EITF 04-5 provides a framework for determining whether a general partner controls and should consolidate a limited partnership or a similar entity in light of certain rights held by the limited partners. The consensus also provides additional guidance on substantive rights. EITF 04-5 was effective after June 29, 2005 for all newly formed partnerships and for any pre-existing limited partnerships that modified their partnership agreements after that date. For all other limited partnerships, EITF 04-5 required adoption by January 1, 2006 through a cumulative effect of a change in accounting principle recorded in opening equity or applied retrospectively by adjusting prior period financial statements. The adoption of the provisions of EITF 04-5 did not have a material impact on the Company's consolidated financial statements.

     Effective November 9, 2005, the Company prospectively adopted the guidance in FASB Staff Position ("FSP") No. FAS 140-2, Clarification of the Application of Paragraphs 40(b) and 40(c) of FAS 140 ("FSP 140-2"). FSP 140-2 clarified certain criteria relating to derivatives and beneficial interests when considering whether an entity qualifies as a QSPE. Under FSP 140-2, the criteria must only be met at the date the QSPE issues beneficial interests or when a derivative financial instrument needs to be replaced upon the occurrence of a specified event outside the control of the transferor. The adoption of FSP 140-2 did not have a material impact on the Company's consolidated financial statements.

     Effective July 1, 2005, the Company adopted SFAS No. 153, Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29 ("SFAS 153"). SFAS 153 amended prior guidance to eliminate the exception for nonmonetary exchanges of similar productive assets and replaced it with a general exception for exchanges of nonmonetary assets that do not have commercial substance. A nonmonetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. The provisions of SFAS 153 were required to be applied prospectively for fiscal periods beginning after June 15, 2005. The adoption of SFAS 153 did not have a material impact on the Company's consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



     In June 2005, the FASB completed its review of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments ("EITF 03-1"). EITF 03-1 provides accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted for under the cost method should be considered other-than-temporary and recognized in income. EITF 03-1 also requires certain quantitative and qualitative disclosures for debt and marketable equity securities classified as available-for-sale or held-to- maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, that are impaired at the balance sheet date but for which an other-than-temporary impairment has not been recognized. The FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment but has issued FSP FAS 115-1 and FAS 124-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments ("FSP 115-1"), which nullifies the accounting guidance on the determination of whether an investment is other-than-temporarily impaired as set forth in EITF 03-1. As required by FSP 115-1, the Company adopted this guidance on a prospective basis, which had no material impact on the Company's consolidated financial statements, and has provided the required disclosures.

     Effective July 1, 2004, the Company adopted EITF Issue No. 03-16, Accounting for Investments in Limited Liability Companies ("EITF 03-16"). EITF 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF 03-16 did not have a material impact on the Company's consolidated financial statements.

     Effective January 1, 2004, the Company adopted Statement of Position ("SOP") 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts ("SOP 03-1"), as interpreted by a Technical Practice Aid ("TPA") issued by the American Institute of Certified Public Accountants ("AICPA") and FSP No. FAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability. SOP 03-1 provides guidance on (i) the classification and valuation of long-duration contract liabilities; (ii) the accounting for sales inducements; and (iii) separate account presentation and valuation.

  FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

     In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 permits all entities the option to measure most financial instruments and certain other items at fair value at specified election dates and to report related unrealized gains and losses in earnings. The fair value option will generally be applied on an instrument-by-instrument basis and is generally an irrevocable election. SFAS 159 is effective for fiscal years beginning after November 15, 2007. The Company is evaluating which eligible financial instruments, if any, it will elect to account for at fair value under SFAS 159 and the related impact on the Company's consolidated financial statements.

     In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and requires enhanced disclosures about fair value measurements. SFAS 157 does not require any new fair value measurements. The pronouncement is effective for fiscal years beginning after November 15, 2007. The guidance in SFAS 157 will be applied prospectively with the exception of:
(i) block discounts of financial instruments; and (ii) certain financial and hybrid instruments measured at initial recognition under SFAS 133 which are to be applied retrospectively as of the beginning of initial adoption (a limited form of retrospective application). The Company is currently evaluating the impact of SFAS 157 on the Company's consolidated financial statements. Implementation of SFAS 157 will require additional disclosures in the Company's consolidated financial statements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



     In June 2006, the FASB issued FIN No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 ("FIN 48"). FIN 48 clarifies the accounting for uncertainty in income tax recognized in a company's financial statements. FIN 48 requires companies to determine whether it is "more likely than not" that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. It also provides guidance on the recognition, measurement and classification of income tax uncertainties, along with any related interest and penalties. Previously recorded income tax benefits that no longer meet this standard are required to be charged to earnings in the period that such determination is made. FIN 48 will also require significant additional disclosures. FIN 48 is effective for fiscal years beginning after December 15, 2006. Based upon the Company's evaluation work completed to date, the Company expects to recognize a reduction to the January 1, 2007 balance of retained earnings of less than $1 million.

     In March 2006, the FASB issued SFAS No. 156, Accounting for Servicing of Financial Assets -- an amendment of FASB Statement No. 140 ("SFAS 156"). Among other requirements, SFAS 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in certain situations. SFAS 156 will be applied prospectively and is effective for fiscal years beginning after September 15, 2006. The Company does not expect SFAS 156 to have a material impact on the Company's consolidated financial statements.

     In September 2005, the AICPA issued SOP 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance enterprises for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. Under SOP 05-1, modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. It is effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

     In addition, in February 2007 related TPAs were issued by the AICPA to provide further clarification of SOP 05-1. The TPAs are effective concurrently with the adoption of the SOP. Based on the Company's interpretation of SOP 05-1 and related TPAs, the adoption of SOP 05-1 is not expected to have a material impact on the Company's financial statements.

2. ACQUISITION OF THE TRAVELERS INSURANCE COMPANY BY METLIFE, INC. FROM CITIGROUP INC.

     On the Acquisition Date, MetLife Life and Annuity Company of Connecticut, and other affiliated entities, including the Company's parent, MetLife Insurance Company of Connecticut, and substantially all of Citigroup Inc.'s international insurance businesses, excluding Primerica Life Insurance Company and its subsidiaries, were acquired by MetLife from Citigroup for $12.1 billion. The accounting policies of the Company were conformed to those of MetLife upon the Acquisition. The total consideration paid by MetLife for the purchase consisted of $11.0 billion in cash and 22,436,617 shares of MetLife's common stock with a market value of $1.0 billion to Citigroup and $100 million in other transaction costs.

     In accordance with FASB SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets, the Acquisition was accounted for by MetLife using the purchase method of accounting, which requires that the assets and liabilities of the Company be identified and measured at their fair value as of the acquisition date. As required by the SEC SAB Topic 5-J, Push Down Basis of Accounting Required in Certain Limited Circumstances, the purchase method of accounting applied by MetLife to the acquired assets and liabilities associated with the Company has been "pushed down" to the consolidated financial statements of the Company,

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



thereby establishing a new basis of accounting. This new basis of accounting is referred to as the "successor basis," while the historical basis of accounting is referred to as the "predecessor basis." Financial statements included herein for periods prior and subsequent to the Acquisition Date are labeled "predecessor" and "successor," respectively.

  Final Purchase Price Allocation and Goodwill

     The purchase price has been allocated to the assets acquired and liabilities assumed using management's best estimate of their fair values as of the acquisition date. The computation of the purchase price and the allocation of the purchase price to the net assets acquired based upon their respective fair values as of July 1, 2005, and the resulting goodwill, as revised, are presented below.

     Based upon MetLife's method of allocating the purchase price to the entities acquired, the purchase price attributed to the Company increased by $5 million. The increase in purchase price was a result of additional consideration paid in 2006 by MetLife to Citigroup of $115 million and an increase in transaction costs of $3 million, offset by a $4 million reduction in restructuring costs for a total purchase price increase of $114 million.

     The allocation of purchase price was updated as a result of the additional purchase price attributed to the Company of $5 million, an increase of $11 million in the value of the future policy benefit liabilities resulting from the finalization of the evaluation of the Travelers underwriting criteria, an increase of $6 million in other invested assets, an increase of $3 million in other assets and a decrease of $14 million in other liabilities due to the receipt of additional information, all resulting in a net impact of the aforementioned adjustments decreasing deferred income tax assets by $3 million. Goodwill decreased by $4 million as a consequence of such revisions to the purchase price and the purchase price allocation.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                               SUCCESSOR
                                                           -----------------
                                                             AS OF JULY 1,
                                                                  2005
                                                           -----------------
                                                             (IN MILLIONS)



TOTAL PURCHASE PRICE:....................................            $12,084
  Purchase price attributed to other affiliates..........             10,351
                                                                     -------
  Purchase price attributed to the Company...............              1,733
NET ASSETS ACQUIRED PRIOR TO PURCHASE ACCOUNTING
  ADJUSTMENTS............................................  $ 2,034
ADJUSTMENTS TO REFLECT ASSETS ACQUIRED AT FAIR VALUE:
  Fixed maturity securities available-for-sale...........       (4)
  Mortgage loans on real estate..........................        7
  Real estate and real estate joint ventures held-for-
     investment..........................................       (1)
  Other limited partnership interests....................        3
  Other invested assets..................................       (4)
  Premiums and other receivables.........................      (47)
  Elimination of historical deferred policy acquisition
     costs...............................................   (1,622)
  Value of business acquired.............................    1,676
  Value of distribution agreements acquired..............        8
  Net deferred income tax asset..........................      258
  Other assets...........................................        8
ADJUSTMENTS TO REFLECT LIABILITIES ASSUMED AT FAIR VALUE:
  Future policy benefits.................................     (303)
  Policyholder account balances..........................     (464)
  Other liabilities......................................      (55)
                                                           -------
NET FAIR VALUE OF ASSETS ACQUIRED AND LIABILITIES
  ASSUMED................................................              1,494
                                                                     -------
GOODWILL RESULTING FROM THE ACQUISITION..................            $   239
                                                                     =======



     The entire amount of goodwill is expected to be deductible for income tax purposes.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  CONDENSED STATEMENT OF NET ASSETS ACQUIRED

     The condensed statement of net assets acquired reflects the fair value of the Company's net assets as follows:


                                                                  SUCCESSOR
                                                             ------------------
                                                             AS OF JULY 1, 2005
                                                             ------------------
                                                                (IN MILLIONS)


ASSETS:
  Fixed maturity securities available-for-sale.............        $ 6,135
  Equity securities available-for-sale.....................             35
  Mortgage loans on real estate............................            277
  Policy loans.............................................             36
  Other limited partnership interests......................             80
  Short-term investments...................................            188
  Other invested assets....................................            338
                                                                   -------
     Total investments.....................................          7,089
  Cash and cash equivalents................................             85
  Accrued investment income................................             80
  Premiums and other receivables...........................            175
  Value of business acquired...............................          1,676
  Goodwill.................................................            239
  Other intangible assets..................................              8
  Deferred income tax asset................................             97
  Other assets.............................................              9
  Separate account assets..................................         11,617
                                                                   -------
     Total assets acquired.................................         21,075
                                                                   -------

LIABILITIES:
  Future policy benefits...................................          1,739
  Policyholder account balances............................          5,684
  Other policyholder funds.................................             15
  Current income tax payable...............................             37
  Other liabilities........................................            250
  Separate account liabilities.............................         11,617
                                                                   -------
     Total liabilities assumed.............................         19,342
                                                                   -------
     Net assets acquired...................................        $ 1,733
                                                                   =======



  Other Intangible Assets

     VOBA reflects the estimated fair value of in-force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in-force at the Acquisition Date. VOBA is based on actuarially determined projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience.

     The value of the other identifiable intangibles reflects the estimated fair value of the Company's distribution agreements acquired at July 1, 2005 and will be amortized in relation to the expected economic benefits of the agreements. If actual experience under the distribution agreements differs from expectations, the amortization of these intangibles will be adjusted to reflect actual experience.

     The use of discount rates was necessary to establish the fair value of VOBA, as well as the other identifiable intangible assets. In selecting the appropriate discount rates, management considered its weighted average cost of capital, as well as the weighted average cost of capital required by market participants. A discount rate of 11.5% was used to value these intangible assets.

     The fair values of business acquired and distribution agreements acquired are as follows:


                                                      SUCCESSOR
                                                    -------------   WEIGHTED AVERAGE
                                                    AS OF JULY 1,     AMORTIZATION
                                                         2005            PERIOD
                                                    -------------   ----------------
                                                    (IN MILLIONS)      (IN YEARS)


Value of business acquired........................      $1,676             16
Value of distribution agreements acquired.........           8             16
                                                        ------
  Total value of intangible assets acquired,
     excluding goodwill...........................      $1,684             16
                                                        ======


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


3.  INVESTMENTS

  FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized gain and loss, and estimated fair value of the Company's fixed maturity and equity securities, the percentage that each sector represents by the total fixed maturity securities holdings and by the total equity securities holdings at:


                                                            SUCCESSOR
                                     ------------------------------------------------------
                                                        DECEMBER 31, 2006
                                     ------------------------------------------------------
                                                        GROSS
                                      COST OR         UNREALIZED
                                     AMORTIZED     ---------------      ESTIMATED      % OF
                                        COST       GAIN       LOSS     FAIR VALUE     TOTAL
                                     ---------     ----       ----     ----------     -----
                                                          (IN MILLIONS)


U.S. corporate securities..........    $2,542       $18       $ 62       $2,498        42.4%
Foreign corporate securities.......       892         5         21          876        14.9
U.S. Treasury/agency securities....       801         2         20          783        13.3
Commercial mortgage-backed
  securities.......................       736         4          6          734        12.5
Residential mortgage-backed
  securities.......................       734        10          5          739        12.5
Asset-backed securities............       102        --          2          100         1.7
State and political subdivision
  securities.......................        91         1          6           86         1.5
Foreign government securities......        69         5          1           73         1.2
                                       ------       ---       ----       ------       -----
  Total fixed maturity securities..    $5,967       $45       $123       $5,889       100.0%
                                       ======       ===       ====       ======       =====
Nonredeemable preferred stock......    $   55       $ 2       $  1       $   56        98.2%
Common stock.......................         1        --         --            1         1.8
                                       ------       ---       ----       ------       -----
  Total equity securities..........    $   56       $ 2       $  1       $   57       100.0%
                                       ======       ===       ====       ======       =====





                                                            SUCCESSOR
                                     ------------------------------------------------------
                                                        DECEMBER 31, 2005
                                     ------------------------------------------------------
                                                        GROSS
                                      COST OR         UNREALIZED
                                     AMORTIZED     ---------------      ESTIMATED      % OF
                                        COST       GAIN       LOSS     FAIR VALUE     TOTAL
                                     ---------     ----       ----     ----------     -----
                                                          (IN MILLIONS)


U.S. corporate securities..........    $2,811       $ 6       $ 70       $2,747        45.4%
Foreign corporate securities.......       562         4         16          550         9.1
U.S. Treasury/agency securities....       793         4          6          791        13.0
Commercial mortgage-backed
  securities.......................       665         3          9          659        10.9
Residential mortgage-backed
  securities.......................     1,021         1         17        1,005        16.6
Asset-backed securities............       147        --          2          145         2.4
State and political subdivision
  securities.......................        84        --          3           81         1.3
Foreign government securities......        75         3          1           77         1.3
                                       ------       ---       ----       ------       -----
  Total fixed maturity securities..    $6,158       $21       $124       $6,055       100.0%
                                       ======       ===       ====       ======       =====
Nonredeemable preferred stock......    $    3       $--       $ --       $    3        75.0%
Common stock.......................         1         1          1            1        25.0
                                       ------       ---       ----       ------       -----
  Total equity securities..........    $    4       $ 1       $  1       $    4       100.0%
                                       ======       ===       ====       ======       =====


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The Company held foreign currency derivatives with notional amounts of $11 million and $10 million to hedge the exchange rate risk associated with foreign denominated fixed maturity securities at December 31, 2006 and 2005, respectively.

     Excluding investments in U.S. Treasury securities and obligations of U.S. government corporations and agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

     The Company held fixed maturity securities at estimated fair values that were below investment grade or not rated by an independent rating agency that totaled $361 million and $395 million at December 31, 2006 and 2005, respectively. These securities had a net unrealized gain (loss) of ($2) million and ($10) million at December 31, 2006 and 2005, respectively. Non-income producing fixed maturity securities were $2 million at both December 31, 2006 and 2005. Unrealized gains (losses) associated with non-income producing fixed maturity securities were $2 million and ($3) million at December 31, 2006 and 2005, respectively.

     The cost or amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date (excluding scheduled sinking funds), are shown below:


                                                             SUCCESSOR
                                          -----------------------------------------------
                                             DECEMBER 31, 2006        DECEMBER 31, 2005
                                          ----------------------   ----------------------
                                           COST OR                  COST OR
                                          AMORTIZED    ESTIMATED   AMORTIZED    ESTIMATED
                                             COST     FAIR VALUE      COST     FAIR VALUE
                                          ---------   ----------   ---------   ----------
                                                           (IN MILLIONS)


Due in one year or less.................    $  362      $  361       $  347      $  346
Due after one year through five years...       948         931        1,192       1,171
Due after five years through ten years..     1,273       1,242        1,577       1,534
Due after ten years.....................     1,812       1,782        1,209       1,195
                                            ------      ------       ------      ------
  Subtotal..............................     4,395       4,316        4,325       4,246
Mortgage-backed and other asset-backed
  securities............................     1,572       1,573        1,833       1,809
                                            ------      ------       ------      ------
  Total fixed maturities................    $5,967      $5,889       $6,158      $6,055
                                            ======      ======       ======      ======



     Fixed maturity securities not due at a single maturity date have been included in the above table in the year of final contractual maturity. Actual maturities may differ from contractual maturities due to the exercise of prepayment options.

     Sales or disposals of fixed maturity and equity securities classified as available-for-sale are as follows:


                                          SUCCESSOR                        PREDECESSOR
                               -------------------------------   -------------------------------
                                YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                               DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                               ------------   ----------------   ----------------   ------------
                                   2006             2005               2005             2004
                               ------------   ----------------   ----------------   ------------
                                                         (IN MILLIONS)


Proceeds.....................     $2,503           $3,351              $212             $820
Gross investment gains.......     $    5           $    3              $  9             $ 25
Gross investment losses......     $  (70)          $  (54)             $(12)            $(25)

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following table presents the estimated fair values and gross unrealized loss of the Company's fixed maturity securities (aggregated by sector) and equity securities in an unrealized loss position, aggregated by length of time that the securities have been in a continuous unrealized loss position at:


                                                                      SUCCESSOR
                                -------------------------------------------------------------------------------------
                                                                  DECEMBER 31, 2006
                                -------------------------------------------------------------------------------------
                                                                 EQUAL TO OR GREATER
                                    LESS THAN 12 MONTHS             THAN 12 MONTHS                   TOTAL
                                ---------------------------  ---------------------------  ---------------------------
                                 ESTIMATED       GROSS        ESTIMATED       GROSS        ESTIMATED       GROSS
                                FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS  FAIR VALUE  UNREALIZED LOSS
                                ----------  ---------------  ----------  ---------------  ----------  ---------------
                                                      (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


U.S. corporate securities.....    $1,330          $40           $500           $22          $1,830          $ 62
Foreign corporate securities..       462           13            174             8             636            21
U.S. Treasury/agency
  securities..................       474           17             51             3             525            20
Commercial mortgage-backed
  securities..................       304            2            109             4             413             6
Residential mortgage-backed
  securities..................       307            4             59             1             366             5
Asset-backed securities.......        45           --             22             2              67             2
State and political
  subdivision securities......        21            3             54             3              75             6
Foreign government
  securities..................        13            1             12            --              25             1
                                  ------          ---           ----           ---          ------          ----
  Total fixed maturity
     securities...............    $2,956          $80           $981           $43          $3,937          $123
                                  ======          ===           ====           ===          ======          ====
Equity securities.............    $   37          $ 1           $  5           $--          $   42          $  1
                                  ======          ===           ====           ===          ======          ====
Total number of securities in
  an unrealized loss
  position....................       772                         430                         1,202
                                  ======                        ====                        ======



     All fixed maturity and equity securities in an unrealized loss position at December 31, 2005 had been in a continuous unrealized loss position for less than twelve months, as a new cost basis was established at the Acquisition Date. The number of securities in an unrealized loss position at December 31, 2005 was 1,504.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  AGING OF GROSS UNREALIZED LOSS FOR FIXED MATURITY AND EQUITY SECURITIES AVAILABLE-FOR-SALE

     The following tables present the cost or amortized cost, gross unrealized loss and number of securities for fixed maturity securities and equity securities, where the estimated fair value had declined and remained below cost or amortized cost by less than 20%, or 20% or more at:


                                                           SUCCESSOR
                                 ------------------------------------------------------------
                                                       DECEMBER 31, 2006
                                 ------------------------------------------------------------
                                       COST OR               GROSS               NUMBER
                                   AMORTIZED COST       UNREALIZED LOSS       OF SECURITIES
                                 ------------------   ------------------   ------------------
                                 LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                    20%       MORE       20%       MORE       20%       MORE
                                 ---------   ------   ---------   ------   ---------   ------
                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less then six months...........    $2,763      $ 4       $ 66       $ 2        696        9
Six months or greater but less
  than nine months.............        16       --         --        --         24       --
Nine months or greater but less
  than twelve months...........       291       --         13        --         43       --
Twelve months or greater.......     1,029       --         43        --        430       --
                                   ------      ---       ----       ---      -----       --
  Total........................    $4,099      $ 4       $122       $ 2      1,193        9
                                   ======      ===       ====       ===      =====       ==





                                                           SUCCESSOR
                                 ------------------------------------------------------------
                                                       DECEMBER 31, 2005
                                 ------------------------------------------------------------
                                       COST OR               GROSS              NUMBER OF
                                   AMORTIZED COST       UNREALIZED LOSS        SECURITIES
                                 ------------------   ------------------   ------------------
                                 LESS THAN   20% OR   LESS THAN   20% OR   LESS THAN   20% OR
                                    20%       MORE       20%       MORE       20%       MORE
                                 ---------   ------   ---------   ------   ---------   ------
                                          (IN MILLIONS, EXCEPT NUMBER OF SECURITIES)


Less than six months...........    $4,843      $14       $119       $6       1,480       24
                                   ------      ---       ----       --       -----       --
  Total........................    $4,843      $14       $119       $6       1,480       24
                                   ======      ===       ====       ==       =====       ==



     At December 31, 2006, $122 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 3% of the cost or amortized cost of such securities. At December 31, 2005, $119 million of unrealized losses related to securities with an unrealized loss position of less than 20% of cost or amortized cost, which represented 2% of the cost or amortized cost of such securities.

     At December 31, 2006, $2 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 50% of the cost or amortized cost of such securities. Of such unrealized losses of $2 million, all related to securities that were in an unrealized loss position for a period of less than six months. At December 31, 2005, $6 million of unrealized losses related to securities with an unrealized loss position of 20% or more of cost or amortized cost, which represented 43% of the cost or amortized cost of such securities. Of such unrealized losses of $6 million, all related to securities that were in an unrealized loss position for a period of less than six months.

     The Company held no fixed maturity securities and equity securities with a gross unrealized loss at December 31, 2006 of greater than $10 million.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     At December 31, 2006 and 2005, the Company had $124 million and $125 million, respectively, of gross unrealized loss related to its fixed maturity and equity securities. These securities are concentrated, calculated as a percentage of gross unrealized loss, as follows:


                                                                  SUCCESSOR
                                                                -------------
                                                                 DECEMBER 31,
                                                                -------------
                                                                2006     2005
                                                                ----     ----


SECTOR:
  U.S. corporate securities..................................     50%      56%
  Foreign corporate securities...............................     17       13
  U.S. Treasury/agency securities............................     16        5
  Commercial mortgage-backed securities......................      5        7
  Residential mortgage-backed securities.....................      4       14
  Other......................................................      8        5
                                                                 ---      ---
     Total...................................................    100%     100%
                                                                 ===      ===
INDUSTRY:
  Industrial.................................................     26%      21%
  Finance....................................................     20       17
  Government.................................................     17        5
  Utility....................................................     12        5
  Mortgage-backed............................................      9       21
  Consumer...................................................      2       11
  Other......................................................     14       20
                                                                 ---      ---
     Total...................................................    100%     100%
                                                                 ===      ===



     As described more fully in Note 1, the Company performs a regular evaluation, on a security-by-security basis, of its investment holdings in accordance with its impairment policy in order to evaluate whether such securities are other-than-temporarily impaired. One of the criteria which the Company considers in its other-than-temporary impairment analysis is its intent and ability to hold securities for a period of time sufficient to allow for the recovery of their value to an amount equal to or greater than cost or amortized cost. The Company's intent and ability to hold securities considers broad portfolio management objectives such as asset/liability duration management, issuer and industry segment exposures, interest rate views and the overall total return focus. In following these portfolio management objectives, changes in facts and circumstances that were present in past reporting periods may trigger a decision to sell securities that were held in prior reporting periods. Decisions to sell are based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives including liquidity needs or duration targets on asset/liability managed portfolios. The Company attempts to anticipate these types of changes and if a sale decision has been made on an impaired security and that security is not expected to recover prior to the expected time of sale, the security will be deemed other-than-temporarily impaired in the period that the sale decision was made and an other-than-temporary impairment loss will be recognized.

     Based upon the Company's current evaluation of the securities in accordance with its impairment policy, the cause of the decline being principally attributable to the general rise in rates during the holding period, and the Company's current intent and ability to hold the fixed maturity and equity securities with unrealized losses for a period of time sufficient for them to recover, the Company has concluded that the aforementioned securities are not other-than-temporarily impaired.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  ASSETS ON DEPOSIT

     The Company had investment assets on deposit with regulatory agencies with a fair market value of $7 million and $5 million at December 31, 2006 and 2005, respectively, consisting primarily of fixed maturity and equity securities.

  MORTGAGE LOANS ON REAL ESTATE

     Mortgage loans on real estate are categorized as follows:


                                                             SUCCESSOR
                                                -----------------------------------
                                                            DECEMBER 31,
                                                -----------------------------------
                                                      2006               2005
                                                ----------------   ----------------
                                                AMOUNT   PERCENT   AMOUNT   PERCENT
                                                ------   -------   ------   -------


Commercial mortgage loans.....................   $140       47%     $123       47%
Agricultural mortgage loans...................    155       53       136       53
                                                 ----      ---      ----      ---
  Total.......................................    295      100%      259      100%
                                                           ===                ===
Less: Valuation allowances....................     --                  1
                                                 ----               ----
Mortgage and consumer loans...................   $295               $258
                                                 ====               ====



     Mortgage loans are collateralized by properties located in the United States. At December 31, 2006, 19%, 18% and 8% of the value of the Company's mortgage loans on real estate were located in California, New York and Maryland, respectively. Generally, the Company, as the lender, only loans up to 75% of the purchase price of the underlying real estate.

  REAL ESTATE JOINT VENTURES

     The Company held $2 million in real estate joint ventures held-for-investment at December 31, 2006. The Company did not hold any interest in real estate joint ventures at December 31, 2005. Both accumulated depreciation on real estate joint ventures and the related depreciation expense were less than $1 million at December 31, 2006.

     At December 31, 2006, 100% of the Company's real estate joint ventures were located in New York.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  NET INVESTMENT INCOME

     The components of net investment income are as follows:


                                             SUCCESSOR                        PREDECESSOR
                                  -------------------------------   -------------------------------
                                   YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                  DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                  ------------   ----------------   ----------------   ------------
                                      2006             2005               2005             2004
                                  ------------   ----------------   ----------------   ------------
                                                            (IN MILLIONS)


Fixed maturity securities......       $314             $155               $185             $341
Equity securities..............          1               --                 --                2
Mortgage loans on real estate..         16                8                  9               18
Policy loans...................          3               --                  1                1
Real estate joint ventures.....          1               --                 --               --
Other limited partnership
  interests....................         23                2                 27               28
Cash, cash equivalents and
  short-term investments.......         14                5                  4                5
                                      ----             ----               ----             ----
  Total investment income......        372              170                226              395
Less: Investment expenses......         11                3                  3                6
                                      ----             ----               ----             ----
  Net investment income........       $361             $167               $223             $389
                                      ====             ====               ====             ====



  NET INVESTMENT GAINS (LOSSES)

     The components of net investment gains (losses) are as follows:


                                             SUCCESSOR                        PREDECESSOR
                                  -------------------------------   -------------------------------
                                   YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                  DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                  ------------   ----------------   ----------------   ------------
                                      2006             2005               2005             2004
                                  ------------   ----------------   ----------------   ------------
                                                            (IN MILLIONS)


Fixed maturity securities......       $(69)            $(51)               $(5)             $(6)
Equity securities..............         --               --                  2               (1)
Mortgage loans on real estate..          1               (1)                --               --
Real estate and real estate
  joint ventures...............         (3)              --                 --               --
Derivatives....................        (12)              20                 (3)              21
Other..........................         --               (3)                --                3
                                      ----             ----                ---              ---
  Net investment gains
     (losses)..................       $(83)            $(35)               $(6)             $17
                                      ====             ====                ===              ===



     The Company periodically disposes of fixed maturity and equity securities at a loss. Generally, such losses are insignificant in amount or in relation to the cost basis of the investment, are attributable to declines in fair value occurring in the period of the disposition or are as a result of management's decision to sell securities based on current conditions or the Company's need to shift the portfolio to maintain its portfolio management objectives.

     Losses from fixed maturity and equity securities deemed other-than-temporarily impaired, included within net investment gains (losses), were $4 million, $0, $0 and $7 million for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, respectively.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     The components of net unrealized investment gains (losses), included in accumulated other comprehensive income (loss), are as follows:


                                                SUCCESSOR                      PREDECESSOR
                                     ------------------------------  ------------------------------
                                      YEAR ENDED   SIX MONTHS ENDED  SIX MONTHS ENDED   YEAR ENDED
                                     DECEMBER 31,    DECEMBER 31,        JUNE 30,      DECEMBER 31,
                                     ------------  ----------------  ----------------  ------------
                                         2006            2005              2005            2004
                                     ------------  ----------------  ----------------  ------------
                                                              (IN MILLIONS)


Fixed maturity securities..........      $(78)           $(103)            $ 319           $ 332
Equity securities..................         1               --                 3               3
Derivatives........................        --               --                --               2
Other..............................        (2)              (6)                4              --
                                         ----            -----             -----           -----
  Subtotal.........................       (79)            (109)              326             337
Allocated amounts:
  DAC and VOBA.....................        33               45                --              --
Deferred income tax................        16               22              (114)           (118)
                                         ----            -----             -----           -----
     Net unrealized investment
       gains (losses)..............      $(30)           $ (42)            $ 212           $ 219
                                         ====            =====             =====           =====



     The changes in net unrealized investment gains (losses) are as follows:


                                                 SUCCESSOR                      PREDECESSOR
                                      ------------------------------  ------------------------------
                                       YEAR ENDED   SIX MONTHS ENDED  SIX MONTHS ENDED   YEAR ENDED
                                      DECEMBER 31,    DECEMBER 31,        JUNE 30,      DECEMBER 31,
                                      ------------  ----------------  ----------------  ------------
                                          2006            2005              2005            2004
                                      ------------  ----------------  ----------------  ------------
                                                               (IN MILLIONS)


Balance at end of previous of
  period............................      $(42)           $ 212             $219            $215
Effect of purchase accounting push
  down (See Note 2).................        --             (212)              --              --
                                          ----            -----             ----            ----
Balance at beginning of period......       (42)              --              219             215
                                          ----            -----             ----            ----
Unrealized investment gains (losses)
  during the period.................        30             (109)             (10)              6
Unrealized investment gains (losses)
  relating to:
  DAC and VOBA......................       (12)              45               --              --
  Deferred income tax...............        (6)              22                3              (2)
                                          ----            -----             ----            ----
Balance at end of period............      $(30)           $ (42)            $212            $219
                                          ====            =====             ====            ====
Net change in unrealized investment
  gains (losses)....................      $ 12            $ (42)            $ (7)           $  4
                                          ====            =====             ====            ====


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  VARIABLE INTEREST ENTITIES

     The following table presents the total assets of and maximum exposure to loss relating to variable interest entities for which the Company has concluded that it holds significant variable interests but it is not the primary beneficiary and which have not been consolidated:


                                                             SUCCESSOR (REVISED)
                                                          ------------------------
                                                              DECEMBER 31, 2005
                                                          ------------------------
                                                           NOT PRIMARY BENEFICIARY
                                                          ------------------------
                                                                         MAXIMUM
                                                            TOTAL      EXPOSURE TO
                                                          ASSETS(1)      LOSS(2)
                                                          ---------    -----------
                                                                (IN MILLIONS)

Other investments(3)...................................     $3,450         $25
                                                            ------         ---
  Total................................................     $3,450         $25
                                                            ======         ===



--------

   (1) The assets of the other limited partnerships are reflected at the carrying amounts at which such assets would have been reflected on the Company's consolidated balance sheet had the Company consolidated the VIE from the date of its initial investment in the entity.

   (2) The maximum exposure to loss of the other limited partnerships is equal to the carrying amounts plus any unfunded commitments, reduced by amounts guaranteed by other partners.

   (3) Other investments include investments in public and private debt and equity securities that are not asset-backed securitizations or collateralized debt obligations.

4.  DERIVATIVE FINANCIAL INSTRUMENTS

  TYPES OF DERIVATIVE FINANCIAL INSTRUMENTS

     At the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated in hedging relationships. Accordingly, all changes in such derivative fair values for the year ended December 31, 2006 and the six months ended December 31, 2005 are recorded in net investment gains (losses).

     The following table presents the notional amounts and current market or fair value of derivative financial instruments held at:


                                                              SUCCESSOR
                                  -----------------------------------------------------------------
                                         DECEMBER 31, 2006                 DECEMBER 31, 2005
                                  -------------------------------   -------------------------------
                                                CURRENT MARKET                    CURRENT MARKET
                                                 OR FAIR VALUE                     OR FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)


Interest rate swaps.............    $911      $266        $32        $1,069     $202        $ 2
Financial futures...............      26        --         --            64        1          1
Foreign currency swaps..........      32         1          9            31       --          7
Foreign currency forwards.......       4        --         --             8       --         --
Options.........................      --        53          5            --      115          3
Financial forwards..............      --        --          1            --       --          2
Credit default swaps............       4        --         --             4       --         --
                                    ----      ----        ---        ------     ----        ---
  Total.........................    $977      $320        $47        $1,176     $318        $15
                                    ====      ====        ===        ======     ====        ===


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The above table does not include notional values for equity futures, equity financial forwards and equity options. At December 31, 2006 and 2005, the Company owned 156 and 413 equity futures contracts, respectively. Market values of equity futures are included in financial futures in the preceding table. At December 31, 2006 and 2005, the Company owned 18,000 and 36,500 equity financial forwards, respectively. Market values of equity financial forwards are included in financial forwards in the preceding table. At December 31, 2006 and 2005, the Company owned 742,550 and 1,058,300 equity options, respectively. Market values of equity options are included in options in the preceding table.

     The following table presents the notional amounts of derivative financial instruments by maturity at December 31, 2006:


                                                                    SUCCESSOR
                               -----------------------------------------------------------------------------------
                                                                  REMAINING LIFE
                               -----------------------------------------------------------------------------------
                                                    AFTER ONE YEAR      AFTER FIVE YEARS
                               ONE YEAR OR LESS   THROUGH FIVE YEARS   THROUGH TEN YEARS   AFTER TEN YEARS   TOTAL
                               ----------------   ------------------   -----------------   ---------------   -----
                                                                  (IN MILLIONS)


Interest rate swaps.........         $167                $352                 $392               $--          $911
Financial futures...........           26                  --                   --                --            26
Foreign currency swaps......           --                   8                   24                --            32
Foreign currency forwards...            4                  --                   --                --             4
Credit default swaps........           --                   1                    3                --             4
                                     ----                ----                 ----               ---          ----
  Total.....................         $197                $361                 $419               $--          $977
                                     ====                ====                 ====               ===          ====



     Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional principal amount. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by the counterparty at each due date.

     In exchange-traded interest rate (Treasury and swap) and equity futures transactions, the Company agrees to purchase or sell a specified number of contracts, the value of which is determined by the different classes of interest rate and equity securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission merchants that are members of the exchange.

     Exchange-traded interest rate (Treasury and swap) futures are used primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating Treasury or swap curve performance. The value of interest rate futures is substantially impacted by changes in interest rates and they can be used to modify or hedge existing interest rate risk.

     Exchange-traded equity futures are used primarily to hedge liabilities embedded in certain variable annuity products offered by the Company.

     Foreign currency derivatives, including foreign currency swaps and foreign currency forwards are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate calculated by reference to an agreed upon principal amount. The principal amount of each currency is exchanged at the inception and termination of the currency swap by each party.

     In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made in a different currency at the specified future date.

     Equity index options are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. To hedge against adverse changes in equity indices, the Company enters into contracts to sell the equity index within a limited time at a contracted price. The contracts will be net settled in cash based on differentials in the indices at the time of exercise and the strike price. Equity index options are included in options in the preceding table.

     The Company enters into financial forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

     Equity variance swaps are used by the Company primarily to hedge minimum guarantees embedded in certain variable annuity products offered by the Company. In an equity variance swap, the Company agrees with another party to exchange amounts in the future, based on changes in equity volatility over a defined period. Equity variance swaps are included in financial forwards in the preceding table.

     Certain credit default swaps are used by the Company to hedge against credit-related changes in the value of its investments and to diversify its credit risk exposure in certain portfolios. In a credit default swap transaction, the Company agrees with another party, at specified intervals, to pay a premium to insure credit risk. If a credit event, as defined by the contract, occurs, generally the contract will require the swap to be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered.

     Credit default swaps are also used to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and usually a U.S. Treasury or Agency security.

  HEDGING

     The following table presents the notional amounts and fair value of derivatives by type of hedge designation at:


                                                              SUCCESSOR
                                  -----------------------------------------------------------------
                                         DECEMBER 31, 2006                 DECEMBER 31, 2005
                                  -------------------------------   -------------------------------
                                                  FAIR VALUE                        FAIR VALUE
                                  NOTIONAL   --------------------   NOTIONAL   --------------------
                                   AMOUNT    ASSETS   LIABILITIES    AMOUNT    ASSETS   LIABILITIES
                                  --------   ------   -----------   --------   ------   -----------
                                                            (IN MILLIONS)


Non-qualifying..................    $977      $320        $47        $1,176     $318        $15
                                    ----      ----        ---        ------     ----        ---
  Total.........................    $977      $320        $47        $1,176     $318        $15
                                    ====      ====        ===        ======     ====        ===



     For the year ended December 31, 2006, the Company had $10 million in settlement payments related to non-qualifying derivatives included within net investment gains (losses).

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of SFAS 133: (i) interest rate swaps to convert fixed rate investments to floating rate investments; (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign-currency-denominated investments and liabilities; and (iii) interest rate futures to hedge against changes in value of fixed rate securities.

     The Company did not recognize any net investment gains (losses) representing the ineffective portion of all fair value hedges for the year ended December 31, 2006 and the six months ended December 31, 2005. The Company recognized net investment gains (losses) representing the ineffective portion of all fair value hedges as follows:


                                                              PREDECESSOR
                                                    -------------------------------
                                                    SIX MONTHS ENDED    YEAR ENDED
                                                        JUNE 30,       DECEMBER 31,
                                                    ----------------   ------------
                                                          2005             2004
                                                    ----------------   ------------
                                                             (IN MILLIONS)


Changes in the fair value of derivatives..........         $--              $(3)
Changes in the fair value of the items hedged.....          (1)              (1)
                                                           ---              ---
Net ineffectiveness of fair value hedging
  activities......................................         $(1)             $(4)
                                                           ===              ===



     All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness, except for financial futures where the time value component of the derivative was excluded from the assessment of ineffectiveness. For the year ended December 31, 2006 and the six months ended December 31, 2005, there was no cost of carry for financial futures. For the six months ended June 30, 2005 and the year ended December 31, 2004, the cost of carry for financial futures was ($1) million and ($4) million, respectively.

     There were no instances in which the Company discontinued fair value hedge accounting due to a hedged firm commitment no longer qualifying as a fair value hedge.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of SFAS 133: (i) interest rate swaps to convert floating rate investments to fixed rate investments; and (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated investments and liabilities.

     For the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, the Company recognized no net investment gains (losses) as the ineffective portion of all cash flow hedges. All components of each derivative's gain or loss were included in the assessment of hedge ineffectiveness. In certain instances, the Company may discontinue cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted by SFAS 133. For the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, there were no instances in which the Company discontinued cash flow hedges. There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The following table presents the components of other comprehensive income
(loss), before income tax, related to cash flow hedges:


                                                               PREDECESSOR
                                                     ------------------------------
                                                     SIX MONTHS ENDED   YEAR ENDED
                                                         JUNE 30,      DECEMBER 31,
                                                     ----------------  ------------
                                                           2005            2004
                                                     ----------------  ------------
                                                              (IN MILLIONS)


Other comprehensive income balance at the beginning
  of the period....................................         $ 2            $ 10
Gains (losses) deferred in other comprehensive
  income (loss) on the effective portion of cash
  flow hedges......................................          (3)            (14)
Amounts reclassified to net investment income......           1               6
                                                            ---            ----
Other comprehensive income balance at the end of
  the period.......................................         $--            $  2
                                                            ===            ====



     The Company has not entered into any cash flow hedges since June 30, 2005.

  NON-QUALIFYING DERIVATIVES AND DERIVATIVES FOR PURPOSES OTHER THAN HEDGING

     The Company enters into the following derivatives that do not qualify for hedge accounting under SFAS 133 or for purposes other than hedging: (i) interest rate swaps and interest rate futures to economically hedge its exposure to interest rate volatility; (ii) foreign currency forwards and swaps to economically hedge its exposure to adverse movements in exchange rates; (iii) credit default swaps to minimize its exposure to adverse movements in credit;
(iv) equity futures, equity index options, and equity variance swaps to economically hedge liabilities embedded in certain variable annuity products;
(v) credit default swaps used to synthetically create investments; and (vi) financial forwards to buy and sell securities.

     Effective at the Acquisition Date, the Company's derivative positions which previously qualified for hedge accounting were dedesignated in accordance with SFAS 133. Such derivative positions were not redesignated and were included with the Company's other non-qualifying derivative positions from the Acquisition Date through December 31, 2006.

     For the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, the Company recognized as net investment gains (losses), excluding embedded derivatives, changes in fair value of ($72) million, ($14) million, $11 million and ($39) million, respectively, related to derivatives that do not qualify for hedge accounting.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives which are required to be separated from their host contracts and accounted for as derivatives. These host contracts include guaranteed minimum withdrawal contracts and guaranteed minimum accumulation contracts. The fair value of the Company's embedded derivative assets was $25 million and $0 at December 31, 2006 and 2005, respectively. The fair value of the Company's embedded derivative liabilities was $0 and $22 million at December 31, 2006 and 2005, respectively. The amounts recorded and included in net investment gains (losses) for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005, and during the year ended December 31, 2004 were gains (losses) of $46 million, $23 million, ($2) million, and $19 million, respectively.

  CREDIT RISK

     The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company's derivative contracts is

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



limited to the fair value at the reporting date. The credit exposure of the Company's derivative transactions is represented by the fair value of contracts with a net positive fair value at the reporting date.

     The Company manages its credit risk related to over-the-counter derivatives by entering into transactions with creditworthy counterparties, maintaining collateral arrangements and through the use of master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Because exchange traded futures are effected through regulated exchanges, and positions are marked to market on a daily basis, the Company has minimal exposure to credit related losses in the event of nonperformance by counterparties to such derivative instruments.

     The Company enters into various collateral arrangements, which require both the pledging and accepting of collateral in connection with its derivative instruments. As of December 31, 2006 and 2005, the Company was obligated to return cash collateral under its control of $102 million and $108 million, respectively. This unrestricted cash collateral is included in cash and cash equivalents and the obligation to return it is included in payables for collateral under derivative transactions in the consolidated balance sheets. As of December 31, 2006 and 2005, the Company had also accepted collateral consisting of various securities with a fair market value of $6 million and $22 million, respectively, which are held in separate custodial accounts. In addition, the Company has exchange traded futures, which require the pledging of collateral. As of both December 31, 2006 and 2005, the Company pledged collateral of $14 million, which is included in fixed maturity securities. The Company is permitted by contract to sell or repledge this collateral, but as of December 31, 2006 and 2005, none of the collateral had been sold or repledged.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


5.  DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Information regarding DAC and VOBA is as follows:


                                                       DAC      VOBA     TOTAL
                                                     -------   ------   ------
                                                           (IN MILLIONS)


Balance at January 1, 2004 (PREDECESSOR)...........  $ 1,279   $   12   $1,291
  Capitalizations..................................      469       --      469
  Less: Amortization...............................      226        1      227
                                                     -------   ------   ------
Balance at December 31, 2004 (PREDECESSOR).........    1,522       11    1,533
  Capitalizations..................................      222       --      222
  Less: Amortization...............................      132        1      133
                                                     -------   ------   ------
Balance at June 30, 2005 (PREDECESSOR).............    1,612       10    1,622
                                                     -------   ------   ------
Effect of purchase accounting push down (See Note
  2)...............................................   (1,612)   1,666       54
                                                     -------   ------   ------
Balance at July 1, 2005 (SUCCESSOR)................       --    1,676    1,676
                                                     -------   ------   ------
  Capitalizations..................................      164       --      164
                                                     -------   ------   ------
  Less: Amortization related to:
     Net investment gains (losses).................       (3)      (7)     (10)
     Unrealized investment gains (losses)..........      (17)     (28)     (45)
     Other expenses................................       12      106      118
                                                     -------   ------   ------
       Total amortization..........................       (8)      71       63
                                                     -------   ------   ------
Balance at December 31, 2005 (SUCCESSOR)...........      172    1,605    1,777
                                                     -------   ------   ------
  Capitalizations..................................      135       --      135
  Less: Amortization related to:
     Net investment gains (losses).................       (3)     (33)     (36)
     Unrealized investment gains (losses)..........        1       11       12
     Other expenses................................       53      171      224
                                                     -------   ------   ------
       Total amortization..........................       51      149      200
                                                     -------   ------   ------
Balance at December 31, 2006 (SUCCESSOR)...........  $   256   $1,456   $1,712
                                                     =======   ======   ======



     The estimated future amortization expense allocated to other expenses for the next five years for VOBA is $188 million in 2007, $169 million in 2008, $156 million in 2009, $139 million in 2010 and $120 million in 2011.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


6.  GOODWILL

     Goodwill is the excess of cost over the fair value of net assets acquired. Information regarding goodwill is as follows:


                                                               SUCCESSOR
                                                              -----------
                                                                DECEMBER
                                                                  31,
                                                              -----------
                                                              2006   2005
                                                              ----   ----
                                                                  (IN
                                                               MILLIONS)


Balance at January 1,.......................................  $243   $ --
Effect of purchase accounting push down (See Note 2)........    (4)   243
                                                              ----   ----
Balance at December 31,.....................................  $239   $243
                                                              ====   ====



7.  INSURANCE

  VALUE OF DISTRIBUTION AGREEMENTS

     Information regarding the value of distribution agreements ("VODA"), which is reported in other assets, is as follows:


                                            SUCCESSOR                        PREDECESSOR
                                 -------------------------------   -------------------------------
                                  YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                 ------------   ----------------   ----------------   ------------
                                     2006             2005               2005             2004
                                 ------------   ----------------   ----------------   ------------
                                                           (IN MILLIONS)


Balance at beginning of
  period.......................       $ 8              $--                $--              $--
Effect of purchase accounting
  push down (See Note 2).......        --                8                 --               --
Amortization...................        (1)              --                 --               --
                                      ---              ---                ---              ---
Balance at end of period.......       $ 7              $ 8                $--              $--
                                      ===              ===                ===              ===



     The estimated future amortization expense allocated to other expenses for VODA is $1 million per year for each of the years from 2007 to 2011.

  SALES INDUCEMENTS

     Information regarding deferred sales inducements, which are reported in other assets, is as follows:


                                            SUCCESSOR                        PREDECESSOR
                                 -------------------------------   -------------------------------
                                  YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                 DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                 ------------   ----------------   ----------------   ------------
                                     2006             2005               2005             2004
                                 ------------   ----------------   ----------------   ------------
                                                           (IN MILLIONS)


Balance at end of previous
  period.......................       $ 8             $ 36                $25              $--
Effect of purchase accounting
  push down (See Note 2).......        --              (36)                --               --
                                      ---             ----                ---              ---
Balance at beginning of
  period.......................         8               --                 25               --
Capitalization.................         9                8                 12               25
Amortization...................        (1)              --                 (1)              --
                                      ---             ----                ---              ---
Balance at end of period.......       $16             $  8                $36              $25
                                      ===             ====                ===              ===


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


  SEPARATE ACCOUNTS

     Separate account assets and liabilities include pass-through separate accounts totaling $12.2 billion at both December 31, 2006 and 2005 for which the policyholder assumes all investment risk.

     Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company's revenues as universal life and investment-type product policy fees and totaled $246 million, $124 million, $95 million and $200 million for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005, and the year ended December 31, 2004, respectively.

     For the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

  GUARANTEES

     The Company issues annuity contracts which may include contractual guarantees to the contractholder for the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or total deposits made to the contract less any partial withdrawals plus a minimum return ("anniversary contract value" or "minimum return").

     The Company also issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee.

     Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts is as follows:


                                                              SUCCESSOR
                                                        ---------------------
                                                             DECEMBER 31,
                                                        ---------------------
                                                           2006        2005
                                                        ---------   ---------
                                                        IN THE EVENT OF DEATH
                                                        ---------------------
                                                            (IN MILLIONS)


ANNUITY CONTRACTS(1)
ANNIVERSARY CONTRACT VALUE OR MINIMUM RETURN
Separate account value................................  $  14,156   $  14,507
Net amount at risk(2).................................  $     440(3)$     569(3)
Average attained age of contractholders...............   64 years    63 years

                                                              SUCCESSOR
                                                        ---------------------
                                                             DECEMBER 31,
                                                        ---------------------
                                                           2006        2005
                                                        ---------   ---------
                                                         SECONDARY GUARANTEES
                                                        ---------------------
                                                            (IN MILLIONS)

UNIVERSAL AND VARIABLE LIFE CONTRACTS(1)
Account value (General and Separate account)..........  $   1,807   $   1,694
Net amount at risk(2).................................  $  21,459(3)$  21,719(3)
Average attained age of policyholders.................   59 years    57 years


--------

   (1) The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

   (2) The net amount at risk is based on the direct amount at risk (excluding reinsurance).

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)




   (3) The net amount at risk for guarantees of amounts in the event of death is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

     Liabilities incurred, relating to annuity contracts, for guaranteed death benefits were $1 million for the six months ended December 31, 2005. There were no guaranteed death benefits incurred for the six months ended June 30, 2005 or the year ended December 31, 2004. Liabilities incurred, relating to universal and variable life contracts, for secondary guarantees were $13 million for the year ended December 31, 2006, $4 million for each of the six months ended December 31, 2005 and June 30, 2005 and $1 million for the year ended December 31, 2004.

     Account balances of contracts with insurance guarantees are invested in separate account asset classes as follows:


                                                              SUCCESSOR
                                                          -----------------
                                                             DECEMBER 31,
                                                          -----------------
                                                            2006      2005
                                                          -------   -------
                                                            (IN MILLIONS)


Mutual Fund Groupings
  Equity................................................  $ 9,336   $ 9,055
  Bond..................................................      940     1,055
  Balanced..............................................    1,070     1,261
  Money Market..........................................      282       286
  Specialty.............................................      152       218
                                                          -------   -------
     Total..............................................  $11,780   $11,875
                                                          =======   =======



8.  REINSURANCE

     The Company's life insurance operations participate in reinsurance activities in order to limit losses, minimize exposure to large risks, and provide additional capacity for future growth. The Company has historically reinsured the mortality risk on new individual life insurance policies primarily on an excess of retention basis or a quota share basis. The Company has reinsured up to 90% of the mortality risk for all new individual life insurance policies. This practice was initiated by the Company for different products starting at various points in time between 1997 and 2002. On a case by case basis, the Company may retain up to $5 million per life on single life individual policies and reinsure 100% of amounts in excess of the Company's retention limits. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specific characteristics.

     In addition to reinsuring mortality risk, as described above, the Company reinsures other mortality and non-mortality risks, and specific coverages. The Company routinely reinsures certain classes of risks in order to limit its exposure to particular travel, avocation and lifestyle hazards. The Company has exposure to catastrophes, which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance arrangements to provide greater diversification of risk and minimize exposure to larger risks.

     The Company reinsures its business through a diversified group of reinsurers. No single unaffiliated reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contracts. The Company is contingently liable with respect to ceded reinsurance should any reinsurer be unable to meet its obligations under these agreements.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The Company reinsures the riders containing benefit guarantees related to variable annuities to affiliated and non-affiliated reinsurers. The Company reinsures its risk associated with the secondary death benefit guarantee rider on certain universal life contracts to an affiliate. See Note 14.

     The amounts in the consolidated statements of income are presented net of reinsurance ceded. Information regarding the effect of reinsurance is as follows:


                                          SUCCESSOR                        PREDECESSOR
                               -------------------------------   -------------------------------
                                YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                               DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                               ------------   ----------------   ----------------   ------------
                                   2006             2005               2005             2004
                               ------------   ----------------   ----------------   ------------
                                                         (IN MILLIONS)


Direct premiums..............      $ 79             $ 41               $ 39             $ 74
Reinsurance ceded............       (36)             (24)               (19)             (34)
                                   ----             ----               ----             ----
Net premiums earned..........      $ 43             $ 17               $ 20             $ 40
                                   ====             ====               ====             ====
Reinsurance recoverables
  netted against policyholder
  benefits and claims........      $169             $ 42               $ 61             $ 95
                                   ====             ====               ====             ====



     Reinsurance recoverables, included in premiums and other receivables, were $139 million and $77 million at December 31, 2006 and 2005, respectively. Reinsurance and ceded commissions payables, included in other liabilities, were $16 million and $12 million at December 31, 2006 and 2005, respectively.

     For the year ended December 31, 2006 and the six months ended December 31, 2005 and June 30, 2005, reinsurance ceded include affiliated transactions of $5 million, $2 million and $3 million, respectively. For the year ended December 31, 2004 there were no affiliated reinsurance transactions.

9.  INCOME TAX

     The provision for income tax from continuing operations is as follows:


                                          SUCCESSOR                        PREDECESSOR
                               -------------------------------   -------------------------------
                                YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                               DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                               ------------   ----------------   ----------------   ------------
                                   2006             2005               2005             2004
                               ------------   ----------------   ----------------   ------------
                                                         (IN MILLIONS)


Current Federal..............       $--             $(20)              $ 50             $ 96
Deferred Federal.............        74               32                (15)             (47)
                                    ---             ----               ----             ----
Provision for income tax.....       $74             $ 12               $ 35             $ 49
                                    ===             ====               ====             ====


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations is as follows:


                                          SUCCESSOR                        PREDECESSOR
                               -------------------------------   -------------------------------
                                YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                               DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                               ------------   ----------------   ----------------   ------------
                                   2006             2005               2005             2004
                               ------------   ----------------   ----------------   ------------
                                                         (IN MILLIONS)


Tax provision at U.S.
  statutory rate.............      $ 89             $ 22                $39             $ 72
Tax effect of:
  Tax exempt investment
     income..................       (15)             (10)                (4)             (15)
  Tax reserve release........        --               --                 --               (8)
                                   ----             ----                ---             ----
Provision for income tax.....      $ 74             $ 12                $35             $ 49
                                   ====             ====                ===             ====



     Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following:


                                                          SUCCESSOR
                                                    ---------------------
                                                         DECEMBER 31,
                                                    ---------------------
                                                       2006        2005
                                                    ----------   --------
                                                        (IN MILLIONS)


Deferred income tax assets:
  Benefit, reinsurance and other reserves.........     $ 487       $ 580
  Capital loss carryforwards......................        20          17
  Net unrealized investment losses................        16          22
  Other...........................................         8           8
                                                       -----       -----
                                                         531         627
                                                       -----       -----
Deferred income tax liabilities:
  DAC and VOBA....................................      (518)       (525)
  Investments.....................................        (5)        (12)
                                                       -----       -----
                                                        (523)       (537)
                                                       -----       -----
Net deferred income tax asset.....................     $   8       $  90
                                                       =====       =====



     At December 31, 2006, the Company has a net deferred income tax asset. If the Company determines that any of its deferred income tax assets will not result in future tax benefits, a valuation allowance must be established for the portion of these assets that are not expected to be realized. Based predominantly upon a review of the Company's anticipated future taxable income, but also including all other available evidence, both positive and negative, the Company's management concluded that it is "more likely than not" that the net deferred income tax assets will be realized.

     Capital loss carryforwards amount to $59 million at December 31, 2006 and will expire beginning in 2010.

     The Company files a consolidated tax return with its parent, MICC. Under the Tax Allocation Agreement, the federal income tax will be allocated between the companies on a separate return basis and adjusted for credits and other amounts required by the Tax Allocation Agreement.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


10.  CONTINGENCIES, COMMITMENTS AND GUARANTEES

  CONTINGENCIES

  LITIGATION

     The Company is a defendant in a number of litigation matters. In some of the matters, large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the United States permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrate to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value. Thus, unless stated below, the specific monetary relief sought is not noted.

     Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be inherently impossible to ascertain with any degree of certainty. Inherent uncertainties can include how fact finders will view individually and in their totality documentary evidence, the credibility and effectiveness of witnesses' testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

     The Company is a party to a number of legal actions and is and/or has been involved in regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's consolidated financial position. On a quarterly and yearly basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's consolidated financial statements. Unless stated below, estimates of possible additional losses or ranges of loss for particular matters cannot in the ordinary course be made with a reasonable degree of certainty. The limitations of available data and uncertainty regarding numerous variables make it difficult to estimate liabilities. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2006. Furthermore, it is possible that an adverse outcome in certain of the Company's litigation and regulatory investigations, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company's consolidated net income or cash flows in particular quarterly or annual periods.

     Macomber, et al. v. Travelers Property Casualty Corp., et al. (Conn. Super. Ct., Hartford, filed April 7, 1999). An amended putative class action complaint was filed against the Company, Travelers Equity Sales, Inc. and certain former affiliates. The amended complaint alleges Travelers Property Casualty Corporation, a former MLAC affiliate, purchased structured settlement annuities from the Company and spent less on the purchase of those structured settlement annuities than agreed with claimants, and that commissions paid to brokers for the structured settlement annuities, including an affiliate of MLAC, were paid in part to Travelers Property Casualty Corporation. On May 26, 2004, the Connecticut Superior Court certified a nationwide class action involving the following claims against the Company: violation of the Connecticut Unfair Trade Practice Statute, unjust enrichment, and civil conspiracy. On June 15, 2004, the defendants appealed the class certification order. In March 2006, the Connecticut Supreme Court reversed the trial court's certification of a class. Plaintiff may seek to file another motion for class

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



certification. Defendants have moved for summary judgment. The Company is continuing to vigorously defend against the claims in this matter.

     Regulatory bodies have contacted the Company and have requested information relating to various regulatory issues regarding mutual funds and variable insurance products, including the marketing of such products. The Company believes that many of these inquiries are similar to those made to many financial services companies as part of industry-wide investigations by various regulatory agencies. The Company is fully cooperating with regard to these information requests and investigations. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on the Company's consolidated financial position.

     In addition, the Company is a defendant or co-defendant in various other litigation matters in the normal course of business. These may include civil actions, arbitration proceedings and other matters arising in the normal course of business out of activities as an insurance company or otherwise. Further, state insurance regulatory authorities and other federal and state authorities may make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

     In the opinion of the Company's management, the ultimate resolution of these legal and regulatory proceedings would not be likely to have a material adverse effect on the Company's consolidated financial position or liquidity, but, if involving monetary liability, may be material to the Company's operating results for any particular period.

  INSOLVENCY ASSESSMENTS

     Most of the jurisdictions in which the Company is admitted to transact business require life insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed life insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. Assets and liabilities held for insolvency assessments are as follows:


                                                                 SUCCESSOR
                                                               -------------
                                                                DECEMBER 31,
                                                               -------------
                                                               2006     2005
                                                               ----     ----
                                                               (IN MILLIONS)


Other Assets:
  Premium tax offset for future undiscounted assessments.....   $ 1      $1
  Premium tax offsets currently available for paid
     assessments.............................................    --       1
                                                                ---      --
                                                                $ 1      $2
                                                                ===      ==
Liability:
  Insolvency assessments.....................................   $ 1      $1
                                                                ===      ==



     Assessments levied against the Company were less than $1 million for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


COMMITMENTS

  COMMITMENTS TO FUND PARTNERSHIP INVESTMENTS

     The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $46 million and $15 million at December 31, 2006 and 2005, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

  MORTGAGE LOAN COMMITMENTS

     The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $60 million and $20 million at December 31, 2006 and 2005, respectively.

  COMMITMENTS TO FUND BANK CREDIT FACILITIES

     The Company commits to lend funds under bank credit facilities. The amount of these unfunded commitments was $24 million at December 31, 2006. The Company did not have any unfunded commitments related to bank credit facilities at December 31, 2005.

GUARANTEES

     In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties pursuant to which it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities, and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.

     In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

     The Company's recorded liability at December 31, 2006 and 2005 for indemnities, guarantees and commitments is insignificant.

11.  EQUITY

  DIVIDEND RESTRICTIONS

     Under Connecticut State Insurance Law, the Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to its parent as long as the amount of such dividends, when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



immediately preceding calendar year. The Company will be permitted to pay a cash dividend in excess of the greater of such two amounts only if it files notice of its declaration of such a dividend and the amount thereof with the Connecticut Commissioner of Insurance (the "Commissioner") and the Commissioner does not disapprove the payment within 30 days after notice. In addition, any dividend that exceeds earned surplus (unassigned funds, reduced by 25% of unrealized appreciation in value or revaluation of assets or unrealized profits on investments) as of the last filed annual statutory statement requires insurance regulatory approval. Under Connecticut State Insurance Law, the Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. The Connecticut State Insurance Law requires prior approval for any dividends for a period of two years following a change in control. As a result of the acquisition on July 1, 2005, under Connecticut State Insurance Law all dividend payments by the Company through June 30, 2007 require prior approval of the Commissioner. The Company did not pay any dividends in 2006. However, since the Company's statutory unassigned funds surplus is negative, the Company cannot pay any dividends without prior approval of the Commissioner.

  CAPITAL CONTRIBUTIONS

     In 2005, the Company had an increase of $4 million in paid-in capital due to an assumption of all tax liabilities for potential audit liabilities for federal and state income taxes and other taxes with respect to pre-Acquisition tax periods. The Acquisition Agreement between MetLife and Citigroup, dated as of January 31, 2005, provides for an indemnification by Citigroup to MetLife for specified tax liabilities incurred prior to the Acquisition Date. During 2004, the Company received a capital contribution of $400 million from its parent, MICC.

  STATUTORY EQUITY AND INCOME

     The Connecticut Insurance Department (the "Department") imposes minimum risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. MetLife Annuity exceeded the minimum RBC requirements for all periods presented herein.

     The NAIC adopted the Codification of Statutory Accounting Principles ("Codification") in 2001. Codification was intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. The Department has adopted Codification, with certain modifications, for the preparation of statutory financial statements of insurance companies domiciled in Connecticut. Modifications by the Department may impact the effect of Codification on statutory capital and surplus of the Company.

     Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing securities on a different basis.

     In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant asset not admitted by the Company is the net deferred tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within a year.

     Further, statutory accounting principles do not give recognition to amounts "pushed down" as a result of the Acquisition.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     Statutory net income (loss) of MLAC, a Connecticut domiciled insurer, was $107 million, ($97) million and ($211) million for the years ended December 31, 2006, 2005 and 2004, respectively. Statutory capital and surplus, as filed with the Department, was $740 million and $765 million at December 31, 2006 and 2005, respectively.

  OTHER COMPREHENSIVE INCOME (LOSS)

     The following table sets forth the reclassification adjustments required for the year ended December 31, 2006, the six months ended December 31, 2005 and June 30, 2005 and the year ended December 31, 2004, in other comprehensive income (loss) that are included as part of net income for the current year that have been reported as a part of other comprehensive income (loss) in the current or prior period:


                                                    SUCCESSOR                      PREDECESSOR
                                         ------------------------------  ------------------------------
                                          YEAR ENDED   SIX MONTHS ENDED  SIX MONTHS ENDED   YEAR ENDED
                                         DECEMBER 31,    DECEMBER 31,        JUNE 30,      DECEMBER 31,
                                         ------------  ----------------  ----------------  ------------
                                             2006            2005              2005            2004
                                         ------------  ----------------  ----------------  ------------
                                                                  (IN MILLIONS)


Holding gains (losses) on investments
  arising
  during the period....................      $ 98            $(75)              $(5)           $ 18
Income tax effect of holding gains
  (losses).............................       (34)             26                 1              (6)
Reclassification adjustments:
  Recognized holding gains (losses)
     included in current period
     income............................       (68)            (46)                3               6
  Amortization of premiums and
     accretion
     of discounts associated with
     investments.......................        --              12                (8)            (18)
  Income tax effect of reclassification
     adjustments.......................        24              12                 2               4
Allocation of holding gains (losses) on
  investments relating to other
  policyholder amounts.................       (12)             45                --              --
Income tax effect of allocation of
  holding
  gains (losses) to other policyholder
  amounts..............................         4             (16)               --              --
                                             ----            ----               ---            ----
     Other comprehensive income
       (loss)..........................      $ 12            $(42)              $(7)           $  4
                                             ====            ====               ===            ====



12.  OTHER EXPENSES

     Information on other expenses is as follows:


                                                   SUCCESSOR                        PREDECESSOR
                                        -------------------------------   -------------------------------
                                         YEAR ENDED    SIX MONTHS ENDED   SIX MONTHS ENDED    YEAR ENDED
                                        DECEMBER 31,     DECEMBER 31,         JUNE 30,       DECEMBER 31,
                                        ------------   ----------------   ----------------   ------------
                                            2006             2005               2005             2004
                                        ------------   ----------------   ----------------   ------------
                                                                  (IN MILLIONS)


Compensation.........................       $  47            $  27              $  19            $  45
Commissions..........................         159              156                180              373
Amortization of DAC and VOBA.........         188              108                133              227
Capitalization of DAC................        (135)            (164)              (222)            (469)
Rent, net of sublease income.........           2                2                  1                4
Other................................          45               36                 73              123
                                            -----            -----              -----            -----
  Total other expenses...............       $ 306            $ 165              $ 184            $ 303
                                            =====            =====              =====            =====


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


13.  FAIR VALUE INFORMATION

     The estimated fair value of financial instruments have been determined by using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value. Accordingly, the estimates presented herein may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

     Amounts related to the Company's financial instruments are as follows:


                                                                      SUCCESSOR
                                                         ----------------------------------
                                                         NOTIONAL    CARRYING     ESTIMATED
                                                          AMOUNT       VALUE     FAIR VALUE
                                                         --------    --------    ----------
                                                                    (IN MILLIONS)


DECEMBER 31, 2006
Assets:
  Fixed maturity securities............................               $5,889       $5,889
  Equity securities....................................               $   57       $   57
  Mortgage loans on real estate........................               $  295       $  289
  Policy loans.........................................               $   55       $   55
  Short-term investments...............................               $   95       $   95
  Cash and cash equivalents............................               $  230       $  230
  Accrued investment income............................               $   68       $   68
  Mortgage loan commitments............................     $60       $   --       $   --
  Commitments to fund bank credit facilities...........     $24       $   --       $   --
Liabilities:
  Policyholder account balances........................               $2,740       $2,457
  Payables for collateral under derivative
     transactions......................................               $  102       $  102




                                                                      SUCCESSOR
                                                         ----------------------------------
                                                         NOTIONAL    CARRYING     ESTIMATED
                                                          AMOUNT       VALUE     FAIR VALUE
                                                         --------    --------    ----------
                                                                    (IN MILLIONS)


DECEMBER 31, 2005
Assets:
  Fixed maturity securities............................               $6,055       $6,055
  Equity securities....................................               $    4       $    4
  Mortgage loans on real estate........................               $  258       $  258
  Policy loans.........................................               $   37       $   37
  Short-term investments...............................               $   57       $   57
  Cash and cash equivalents............................               $  233       $  233
  Accrued investment income............................               $   69       $   69
  Mortgage loan commitments............................     $20       $   --       $   --
Liabilities:
  Policyholder account balances........................               $3,185       $2,972
  Payables for collateral under derivative
     transactions......................................               $  108       $  108

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


     The methods and assumptions used to estimate the fair value of financial instruments are summarized as follows:

  FIXED MATURITY SECURITIES AND EQUITY SECURITIES

     The fair values of publicly held fixed maturity securities and publicly held equity securities are based on quoted market prices or estimates from independent pricing services. However, in cases where quoted market prices are not available, such as for private fixed maturity securities, fair values are estimated using present value or valuation techniques. The determination of fair values is based on: (i) valuation methodologies; (ii) securities the Company deems to be comparable; and (iii) assumptions deemed appropriate given the circumstances. The fair value estimates are based on available market information and judgments about financial instruments, including estimates of the timing and amounts of expected future cash flows and the credit standing of the issuer or counterparty. Factors considered in estimating fair value include; coupon rate, maturity, estimated duration, call provisions, sinking fund requirements, credit rating, industry sector of the issuer, and quoted market prices of comparable securities.

  MORTGAGE LOANS ON REAL ESTATE, MORTGAGE LOAN COMMITMENTS AND COMMITMENTS TO FUND BANK CREDIT FACILITIES

     Fair values for mortgage loans on real estate are estimated by discounting expected future cash flows, using current interest rates for similar loans with similar credit risk. For mortgage loan commitments and commitments to fund bank credit facilities, the estimated fair value is the net premium or discount of the commitments.

  POLICY LOANS

     The carrying values for policy loans approximate fair value.

  CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

     The carrying values for cash and cash equivalents and short-term investments approximated fair values due to the short-term maturities of these instruments.

  ACCRUED INVESTMENT INCOME

     The carrying value for accrued investment income approximates fair value.

  POLICYHOLDER ACCOUNT BALANCES

     The fair value of PABs which have final contractual maturities are estimated by discounting expected future cash flows based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the agreements being valued. The fair value of PABs without final contractual maturities are assumed to equal their current net surrender value.

  PAYABLES FOR COLLATERAL UNDER DERIVATIVE TRANSACTIONS

     The carrying value for payables for collateral under derivative transactions approximate fair value.

  DERIVATIVE FINANCIAL INSTRUMENTS

     The fair value of derivative financial instruments, including financial futures, financial forwards, interest rate, credit default and foreign currency swaps, foreign currency forwards, and options are based upon quotations obtained from dealers or other reliable sources. See Note 4 for derivative fair value disclosures.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


14.  RELATED PARTY TRANSACTIONS

     In 2006, the Company entered into a Master Service Agreement with Metropolitan Life Insurance Company ("Metropolitan Life"), a wholly-owned subsidiary of MetLife, who provides administrative, accounting, legal and similar services to the Company. Metropolitan Life charged the Company $5 million, included in other expenses, for services performed under the Master Service Agreement for the year ended December 31, 2006.

     The Company entered into a Service Agreement with MetLife Group, Inc. ("MetLife Group"), a wholly-owned subsidiary of MetLife under which MetLife Group provides personnel services, as needed, to support the activities of the Company. MetLife Group charged the Company $28 million, included in other expenses, for services performed under the Service Agreement for the year ended December 31, 2006. There were no charges for the six months ended December 31, 2005.

     At December 31, 2006 and 2005, the Company had receivables from MICC of $13 million and $20 million, respectively. The Company had receivables from other affiliates of $4 million and payables to other affiliates of $2 million at December 31, 2006 and 2005, respectively, excluding affiliated reinsurance balances discussed below.

     Since the Company is a member of a controlled group of affiliate companies, its results may not be indicative of those of a stand-alone entity.

     As of December 31, 2006 and 2005, the Company held $89 million and $16 million, respectively, of its total invested assets in the MetLife Money Market Pool which is an affiliated partnership. These amounts are included in short-term investments.

     In the normal course of business, the Company transfers fixed maturity securities to affiliates and receives other fixed maturity securities from affiliates. The Company transferred invested assets to affiliates with both an amortized cost and fair market value of $15 million for the year ended December 31, 2006. The Company did not transfer assets to affiliates for the six months ended December 31, 2005. The realized capital losses recognized on these transfers were less than $1 million for the year ended December 31, 2006. The Company received invested assets from affiliates with a fair market value of $13 million for the year ended December 31, 2006. The Company did not receive transfers of assets from affiliates for the six months ended December 31, 2005.

     The Company also has reinsurance agreements with MetLife and certain of its subsidiaries, including Reinsurance Group of America, Incorporated ("RGA"), MetLife Reinsurance Company of South Carolina ("MRSC"), and Exeter Reassurance Company, Ltd. ("Exeter"). As of December 31, 2006, the Company had reinsurance related assets and liabilities from these agreements totaling $108 million and $12 million, respectively. Prior-year comparable assets and liabilities were $78 million and $47 million, respectively.

     The following tables reflect related party reinsurance information:


                                                               SUCCESSOR
                                                    -------------------------------
                                                     YEAR ENDED    SIX MONTHS ENDED
                                                    DECEMBER 31,     DECEMBER 31,
                                                    ------------   ----------------
                                                        2006             2005
                                                    ------------   ----------------
                                                             (IN MILLIONS)


Ceded premiums....................................      $  5              $ 2
Ceded fees, included in universal life and
  investment-type product policy fees.............        22               19
Ceded benefits, included in policyholder benefits
  and claims......................................        38               39
Ceded fees, included in other expenses............        37               12
                                                        ----              ---
  Total ceded.....................................      $102              $72
                                                        ====              ===


                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)



                                                                SUCCESSOR
                                                               -----------
                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2006   2005
                                                               ----   ----
                                                                   (IN
                                                                MILLIONS)


Reinsurance recoverables, included in premiums and other
  receivables................................................  $108    $78
Ceded balances payable, included in other liabilities........  $ 12    $47


     Prior to the Acquisition, the Company had related party transactions with its parent and/or affiliates. These transactions are described as follows:

     In December 2004, MLAC entered into a reinsurance agreement with MRSC related to guarantee features included in certain of their universal life and variable universal life products. All information subsequent to the Acquisition is included in the tables above. Fees associated with this agreement, included within other expenses, were $22 million for the six months ended June 30, 2005.

     In addition, MLAC's individual insurance mortality risk is reinsured, in part, to RGA, an affiliate subsequent to the Acquisition Date. All information subsequent to the Acquisition is included in the tables above. Ceded premiums were $3 million for the six months ended June 30, 2005. Ceded fees, included within universal life and investment-type product policy fees, were $7 million for the six months ended June 30, 2005. Ceded benefits, included within policyholder benefits and claims, were $5 million for the six months ended June 30, 2005.

     At June 30, 2005, MLAC had investments in Tribeca Citigroup Investments Ltd. ("Tribeca"), an affiliate of the Company, in the amount of $10 million. Income (loss) of ($1) million and $1 million was recognized on these investments in the six months ended June 30, 2005 and the year ended December 31, 2004, respectively. In July 2005, MLAC sold its investment in Tribeca.

     Citigroup and certain of its subsidiaries provided investment management and accounting services, payroll, internal auditing, benefit management and administration, property management and investment technology services to the Company. The Company paid MICC an insignificant amount for both the six months ended June 30, 2005 and the year ended December 31, 2004 for these services.

     In the ordinary course of business, the Company distributed fixed and variable annuity products through its former affiliate Smith Barney. Premiums and deposits related to these products were $506 million in 2004. The Company also marketed term and universal life products through Smith Barney. Premiums related to such products were $108 million in 2004. Commissions and fees paid to Smith Barney were $50 million in 2004.

     The Company also distributed deferred annuity products through its former affiliates, Primerica Financial Services, Inc. ("PFS"), CitiStreet Retirement Services, a division of CitiStreet LLC, (together with its subsidiaries, "CitiStreet") and Citibank, N.A. ("Citibank"). Deposits received from PFS were $636 million and commissions and fees paid to PFS were $48 million for the year ended December 31, 2004. Deposits received from CitiStreet were $116 million and related commissions and fees paid to CitiStreet were $3 million for the year ended December 31, 2004. Deposits received from Citibank were $112 million and commissions and fees paid to Citibank were $13 million for the year ended December 31, 2004.

     The leasing functions for the Company were administered by a Citigroup subsidiary. Rent expense related to leases was shared by the companies on a cost allocation method based generally on estimated usage by department. The Company's rent expense was insignificant in 2004.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                                   SCHEDULE I

                     CONSOLIDATED SUMMARY OF INVESTMENTS --
                    OTHER THAN INVESTMENTS IN RELATED PARTIES
                                DECEMBER 31, 2006
                                  (IN MILLIONS)



                                                                     SUCCESSOR
                                                     -----------------------------------------
                                                      COST OR                      AMOUNT AT
                                                     AMORTIZED     ESTIMATED    WHICH SHOWN ON
                                                      COST(1)     FAIR VALUE     BALANCE SHEET
                                                     ---------    ----------    --------------


TYPE OF INVESTMENTS
Fixed maturity securities:
  Bonds:
     U.S. Treasury/agency securities..............     $  801       $  783          $  783
     State and political subdivision securities...         91           86              86
     Foreign government securities................         69           73              73
     Public utilities.............................        276          271             271
     All other corporate bonds....................      2,959        2,907           2,907
  Mortgage-backed and asset-backed securities.....      1,572        1,573           1,573
  Redeemable preferred stock......................        199          196             196
                                                       ------       ------          ------
     Total fixed maturity securities..............      5,967        5,889           5,889
                                                       ------       ------          ------
Equity securities:
  Common stock:
     Industrial, miscellaneous and all other......          1            1               1
  Non-redeemable preferred stock..................         55           56              56
                                                       ------       ------          ------
     Total equity securities......................         56           57              57
                                                       ------       ------          ------
Mortgage loans on real estate.....................        295                          295
Policy loans......................................         55                           55
Real estate joint ventures........................          2                            2
Other limited partnership interests...............         68                           68
Short-term investments............................         95                           95
Other invested assets.............................        341                          341
                                                       ------                       ------
  Total investments...............................     $6,879                       $6,802
                                                       ======                       ======




--------

   (1) Cost for fixed maturity securities and mortgage loans on real estate represents original cost reduced by repayments, net valuation allowances and writedowns from other-than-temporary declines in value and adjusted for amortization of premiums or accretion of discount; for equity securities, cost represents original cost reduced by writedowns from other-than-temporary declines in value; cost for real estate joint ventures and other limited partnership interests represents original cost reduced for other-than-temporary impairments or original cost adjusted for equity in earnings and distributions.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                        AS OF DECEMBER 31, 2006 AND 2005
                                  (IN MILLIONS)


                                              DAC       FUTURE POLICY     POLICYHOLDER
                                              AND    BENEFITS AND OTHER      ACCOUNT      UNEARNED
                                             VOBA    POLICYHOLDER FUNDS     BALANCES     REVENUE(1)
                                            ------   ------------------   ------------   ----------


2006 (SUCCESSOR)..........................  $1,712         $1,861            $5,377          $45
                                            ======         ======            ======          ===
2005 (SUCCESSOR)..........................  $1,777         $1,808            $5,688          $18
                                            ======         ======            ======          ===



--------

   (1) Amounts are included within the future policy benefits and other policyholder funds column.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                                  SCHEDULE III

                CONSOLIDATED SUPPLEMENTARY INSURANCE INFORMATION
                      FOR THE YEAR ENDED DECEMBER 31, 2006
        AND FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                    AND FOR THE YEAR ENDED DECEMBER 31, 2004
                                  (IN MILLIONS)



                                PREMIUM                 POLICYHOLDER   AMORTIZATION OF
                                REVENUE        NET        BENEFITS       DAC AND VOBA       OTHER          PREMIUMS
                              AND POLICY   INVESTMENT   AND INTEREST      CHARGED TO      OPERATING         WRITTEN
                                CHARGES      INCOME       CREDITED      OTHER EXPENSES   EXPENSES(1)   (EXCLUDING LIFE)
                              ----------   ----------   ------------   ---------------   -----------   ----------------


For the Year Ended December
  31, 2006 (SUCCESSOR).....      $526         $361          $271             $188            $118             $--
                                 ====         ====          ====             ====            ====             ===
For the Six Months Ended
  December 31, 2005
  (SUCCESSOR)..............      $250         $167          $166             $108            $ 57             $--
                                 ====         ====          ====             ====            ====             ===
For the Six Months Ended
  June 30, 2005
  (PREDECESSOR)............      $241         $223          $175             $133            $ 51             $ 4
                                 ====         ====          ====             ====            ====             ===
For the Year Ended December
  31, 2004 (PREDECESSOR)...      $411         $389          $326             $227            $ 76             $ 6
                                 ====         ====          ====             ====            ====             ===




--------

   (1) Includes other expenses excluding amortization of DAC and VOBA charged to other expenses.

                 METLIFE LIFE AND ANNUITY COMPANY OF CONNECTICUT
     (A Wholly-Owned Subsidiary of MetLife Insurance Company of Connecticut)

                                   SCHEDULE IV

                            CONSOLIDATED REINSURANCE
                        AS OF DECEMBER 31, 2006 AND 2005
                    AND FOR THE YEAR ENDED DECEMBER 31, 2006
        AND FOR THE SIX MONTHS ENDED DECEMBER 31, 2005 AND JUNE 30, 2005
                    AND FOR THE YEAR ENDED DECEMBER 31, 2004
                                  (IN MILLIONS)



                                                                                       % AMOUNT
                                                GROSS                          NET      ASSUMED
                                                AMOUNT    CEDED    ASSUMED    AMOUNT    TO NET
                                               -------   -------   -------   -------   --------


AS OF AND FOR THE YEAR ENDED DECEMBER 31,
  2006 (SUCCESSOR)
Life insurance in-force.....................   $63,138   $47,897     $--     $15,241      --%
                                               =======   =======     ===     =======
Insurance premium...........................   $    79   $    36     $--     $    43      --%
                                               =======   =======     ===     =======
AS OF AND FOR THE SIX MONTHS ENDED DECEMBER
  31, 2005 (SUCCESSOR)
Life insurance in-force.....................   $63,023   $48,618     $--     $14,405      --%
                                               =======   =======     ===     =======
Insurance premium...........................   $    41   $    24     $--     $    17      --%
                                               =======   =======     ===     =======
FOR THE SIX MONTHS ENDED JUNE 30, 2005
  (PREDECESSOR)
Insurance premium...........................   $    39   $    19     $--     $    20      --%
                                               =======   =======     ===     =======
AS OF AND FOR THE YEAR ENDED DECEMBER 31,
  2004 (PREDECESSOR)
Life insurance in-force.....................   $54,886   $44,286     $--     $10,600      --%
                                               =======   =======     ===     =======
Insurance premium...........................   $    74   $    34     $--     $    40      --%
                                               =======   =======     ===     =======




     For the year ended December 31, 2006, and the six months ended December 31, 2005 and June 30, 2005, reinsurance ceded include affiliated transactions of $5 million, $2 million and $3 million, respectively. For the year ended December 31, 2004, there were no affiliated reinsurance transactions.